UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO Equity Series Funds
●	PIMCO Equity Series RAE Funds
●	PIMCO Equity Series RealPath® Blend Funds
●	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF
●	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF
●	PIMCO RAFI Dynamic Multi-Factor International Equity ETF
●	PIMCO RAFI ESG U.S. ETF

PIMCO EQUITY SERIES®

Annual Report

June 30, 2020

PIMCO Dividend and Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July – after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy.

2	PIMCO EQUITY SERIES

In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

ANNUAL REPORT	JUNE 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EQUITY SERIES

Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known and could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account

6	PIMCO EQUITY SERIES

fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on

ANNUAL REPORT	JUNE 30, 2020	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

8	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2020	9

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	(11.38)%	0.04%	4.44%
PIMCO Dividend and Income Fund I-2	(11.43)%	(0.03)%	4.35%
PIMCO Dividend and Income Fund Class A	(11.72)%	(0.32)%	4.07%
PIMCO Dividend and Income Fund Class A (adjusted)	(16.60)%	(1.45)%	3.38%
PIMCO Dividend and Income Fund Class C	(12.36)%	(1.08)%	3.28%
PIMCO Dividend and Income Fund Class C (adjusted)	(13.22)%	(1.08)%	3.28%
MSCI World Index±	2.84%	6.90%	10.18%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	3.55%	6.26%	8.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for Institutional Class shares, 1.06% for I-2 shares, 1.31% for Class A shares, and 2.06% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of June 30, 2020†§

United States	53.9%
Japan	10.7%
United Kingdom	7.4%
France	4.5%
Australia	4.1%
Germany	3.6%
Switzerland	2.1%
Spain	1.7%
Italy	1.7%
Netherlands	1.4%
Cayman Islands	1.3%
Short- Term Instruments‡	1.0%
Other	6.6%

Sector Breakdown as of June 30, 2020†§

Financials	13.9%
U.S. Government Agencies	9.5%
Industrials	8.6%
Consumer Discretionary	7.4%
Health Care	6.6%
Communication Services	6.5%
Energy	6.3%
Consumer Staples	6.2%
Utilities	5.3%
Information Technology	5.2%
Banking & Finance	5.1%
Materials	4.4%
Asset-Backed Securities	3.7%
Non-Agency Mortgage-Backed Securities	3.5%
U.S. Treasury Obligations	2.6%
Real Estate	1.6%
Sovereign Issues	1.2%
Short- Term Instruments‡	1.0%
Other	1.4%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

ANNUAL REPORT	JUNE 30, 2020	11

PIMCO Dividend and Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»	Underweight exposure to the real estate sector contributed to relative returns, as the sector underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»

Overweight exposure to, and security selection in, the financials, communications services and energy sectors detracted from relative returns, as the sectors’ and the Fund’s holdings underperformed the benchmark index.

»	Security selection in consumer discretionary and industrials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

Fixed Income Portfolio:

»	Exposure to U.S. duration contributed to performance, as U.S. interest rates decreased.

»	Exposure to U.S. cash rate contributed to performance, as 3-month London Inter Bank Offering Rate was positive.

»	Exposure to non-Agency mortgage backed securities detracted from performance, as prices for these securities decreased.

»	Exposure to emerging market currencies detracted from performance, as these currencies depreciated relative to the U.S. dollar.

»	Select holdings of external emerging markets debt detracted from returns, as spreads widened.

12	PIMCO EQUITY SERIES

Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$838.70	$3.77	$1,000.00	$1,020.62	$4.15	0.83%
I-2	1,000.00	838.00	4.23	1,000.00	1,020.13	4.65	0.93
Class A	1,000.00	836.90	5.36	1,000.00	1,018.89	5.89	1.18
Class C	1,000.00	833.30	8.75	1,000.00	1,015.18	9.62	1.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2020	13

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

06/30/2020	$11.27	$0.33	$(1.57)	$(1.24)	$(0.32)	$0.00	$(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	(0.23)

06/30/2016	12.29	0.43	(1.58)	(1.15)	(0.44)	(0.76)	(1.20)

I-2

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	(0.22)

06/30/2016	12.30	0.39	(1.54)	(1.15)	(0.43)	(0.76)	(1.19)

Class A

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	(0.20)

06/30/2016	12.29	0.39	(1.57)	(1.18)	(0.41)	(0.76)	(1.17)

Class C

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	(0.11)

06/30/2016	12.27	0.31	(1.57)	(1.26)	(0.33)	(0.76)	(1.09)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective June 16, 2016, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.49%.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.71	(11.38)%	$16,438	0.83%		0.84%		0.80%		0.81%		3.05%	158%

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48	108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04	80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93

9.94	(9.06)	31,840	0.83	(d)	1.00	(d)	0.83	(d)	1.00	(d)	4.03	114

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95	158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40	108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93

9.96	(9.05)	34,120	0.93	(d)	1.10	(d)	0.93	(d)	1.10	(d)	3.53	114

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70	158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13	108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93

9.94	(9.38)	167,857	1.18	(d)	1.35	(d)	1.18	(d)	1.35	(d)	3.67	114

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92	158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34	108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93

9.92	(10.07)	195,393	1.93	(d)	2.10	(d)	1.93	(d)	2.10	(d)	2.91	114

ANNUAL REPORT	JUNE 30, 2020	15

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$198,745
Investments in Affiliates	539

Financial Derivative Instruments
Exchange-traded or centrally cleared	63
Over the counter	85
Cash	1
Deposits with counterparty	867
Foreign currency, at value	591
Receivable for investments sold	22,380
Receivable for TBA investments sold	20,565
Receivable for Fund shares sold	971
Interest and/or dividends receivable	1,056
Reimbursement receivable from PIMCO	1
Other assets	1

Total Assets	245,865

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$6,199
Payable for sale-buyback transactions	560

Financial Derivative Instruments
Exchange-traded or centrally cleared	35
Over the counter	254
Payable for investments purchased	22,570
Payable for TBA investments purchased	36,642
Payable for unfunded loan commitments	25
Payable for Fund shares redeemed	921
Accrued investment advisory fees	73
Accrued supervisory and administrative fees	59
Accrued distribution fees	30
Accrued servicing fees	30
Accrued reimbursement to PIMCO	1

Total Liabilities	67,399

Net Assets	$178,466

Net Assets Consist of:

Paid in capital	$299,423
Distributable earnings (accumulated loss)	(120,957)

Net Assets	$178,466

Cost of investments in securities	$204,470
Cost of investments in Affiliates	$538
Cost of foreign currency held	$602
Cost or premiums of financial derivative instruments, net	$(91)

* Includes repurchase agreements of:	$1,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Net Assets:

Institutional Class	$16,438
I-2	19,236
Class A	96,148
Class C	46,644

Shares Issued and Outstanding:

Institutional Class	1,694
I-2	1,978
Class A	9,912
Class C	4,808

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.71
I-2	9.72
Class A	9.70
Class C	9.70

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	JUNE 30, 2020	17

Statement of Operations PIMCO Dividend and Income Fund

Year Ended June 30, 2020
(Amounts in thousands†)

Investment Income:

Interest	$2,716
Dividends, net of foreign taxes*	5,732
Dividends from Investments in Affiliates	21
Total Income	8,469

Expenses:

Investment advisory fees	1,074
Supervisory and administrative fees	858
Distribution fees - Class C	483
Servicing fees - Class A	280
Servicing fees - Class C	161
Trustee fees	18
Interest expense	58
Miscellaneous expense	16
Total Expenses	2,948
Waiver and/or Reimbursement by PIMCO	(18)
Net Expenses	2,930

Net Investment Income (Loss)	5,539

Net Realized Gain (Loss):

Investments in securities	(17,917)
Exchange-traded or centrally cleared financial derivative instruments	575
Over the counter financial derivative instruments	402
Foreign currency	(100)

Net Realized Gain (Loss)	(17,040)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(14,182)
Exchange-traded or centrally cleared financial derivative instruments	(1,225)
Over the counter financial derivative instruments	(365)
Foreign currency assets and liabilities	1

Net Change in Unrealized Appreciation (Depreciation)	(15,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,272)

* Foreign tax withholdings - Dividends	$271

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,539	$7,923
Net realized gain (loss)	(17,040)	6,596
Net change in unrealized appreciation (depreciation)	(15,771)	(11,287)

Net Increase (Decrease) in Net Assets Resulting from Operations	(27,272)	3,232

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(569)	(897)
I-2	(701)	(1,066)
Class A	(3,061)	(4,742)
Class C	(1,420)	(2,395)

Total Distributions(a)	(5,751)	(9,100)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(40,361)	(46,339)

Total Increase (Decrease) in Net Assets	(73,384)	(52,207)

Net Assets:

Beginning of year	251,850	304,057
End of year	$178,466	$251,850

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2020	19

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.4%

ASSET-BACKED SECURITIES 4.2%

CAYMAN ISLANDS 0.7%

Evans Grove CLO Ltd.
1.291% due 05/28/2028 •	$793	$783

TruPS Financials Note Securitization Ltd.
1.876% due 09/20/2039 •	431	401

Total Cayman Islands		1,184

UNITED STATES 3.5%

Conseco Finance Corp.
6.280% due 09/01/2030	250	261

Credit Suisse First Boston Mortgage Securities Corp.
0.805% due 01/25/2032 •	1,006	948

EMC Mortgage Loan Trust
1.485% due 02/25/2041 •	33	32

Legacy Mortgage Asset Trust
1.930% due 01/28/2070 •	893	886

LP Credit Card ABS Master Trust
2.323% due 08/20/2024 •	277	282

Morgan Stanley Home Equity Loan Trust
0.285% due 12/25/2036 •	1,691	929

Navient Student Loan Trust
1.235% due 12/27/2066 •	480	466

Residential Asset Securities Corp. Trust
1.070% due 01/25/2034 •	997	987

Structured Asset Investment Loan Trust
0.335% due 09/25/2036 •	1,557	1,498

Total United States		6,289

Total Asset-Backed Securities (Cost $7,276)		7,473

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

LUXEMBOURG 0.0%

Intelsat Jackson Holdings S.A.
6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	13	13
6.625% - 8.625% due 01/02/2024	13	13
8.000% (PRIME + 4.750%) due 11/27/2023 ~	14	14

Total Luxembourg		40

UNITED STATES 0.7%

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~	7	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
3.190% (LIBOR03M + 3.000%) due 06/02/2025 ~	$4	$4

Beacon Roofing Supply, Inc.
2.428% (LIBOR03M + 2.250%) due 01/02/2025 ~	10	9

BWAY Holding Co.
4.561% (LIBOR03M + 3.250%) due 04/03/2024 ~	10	9

Caesars Resort Collection LLC
2.928% (LIBOR03M + 2.750%) due 12/23/2024 ~	98	87

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	10	9

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	96	85

Elanco Animal Health, Inc.
TBD% due 02/04/2027	12	12

Emerald TopCo, Inc.
4.260% (LIBOR03M + 3.500%) due 07/24/2026 ~	3	3

Envision Healthcare Corp.
3.928% (LIBOR03M + 3.750%) due 10/10/2025 ~	101	68

EyeCare Partners LLC
TBD% due 02/18/2027 µ	1	1
4.058% (LIBOR03M + 3.750%) due 02/05/2027 ~	4	4

Froneri International PLC
2.428% (LIBOR03M + 2.250%) due 01/29/2027 ~	10	9

Frontier Communications Corp.
5.350% - 6.000% (LIBOR03M + 3.750%) due 06/15/2024 ~	26	25

Hilton Worldwide Finance LLC
1.935% (LIBOR03M + 1.750%) due 06/22/2026 ~	230	216

Ingersoll Rand Co. Ltd.
1.928% (LIBOR03M + 1.750%) due 03/01/2027 ~	9	9

Jefferies Finance LLC
3.188% (LIBOR03M + 3.000%) due 06/03/2026 ~	4	4

McDermott Technology Americas, Inc.
3.178% (LIBOR03M + 3.000%) due 06/30/2025 «~	1	1

McDermott Technology Americas, Inc.
4.178% (LIBOR03M + 4.000%) due 06/30/2025 «~	3	3

20	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
4.572% (LIBOR03M + 3.750%) due 09/13/2024 ~	$20	$19

Nascar Holdings, Inc.
2.930% (LIBOR03M + 2.750%) due 10/19/2026 ~	3	3

Neiman Marcus Group Ltd. LLC
TBD% due 05/08/2025 «	13	13
0.000 - 2.000% due 10/25/2023 ^(b)	294	73
14.000% (LIBOR03M + 12.750%) due 10/07/2020 «~µ	78	80

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(b)	262	285

PetSmart, Inc.
5.000% (LIBOR03M + 4.000%) due 03/11/2022 ~	13	12

PG&E Corp.
TBD% due 04/16/2021 «	27	27

PUG LLC
3.678% (LIBOR03M + 3.500%) due 02/12/2027 «~	4	4

Refinitiv U.S. Holdings, Inc.
3.428% (LIBOR03M + 3.250%) due 10/01/2025 ~	114	112

Syniverse Holdings, Inc.
6.873% (LIBOR03M + 5.000%) due 03/09/2023 ~	13	9

U.S. Renal Care, Inc.
5.178% (LIBOR03M + 5.000%) due 06/26/2026 ~	13	12

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 «(a)	4	2

Whatabrands LLC
2.925% (LIBOR03M + 2.750%) due 07/31/2026 ~	2	2

Windstream Services LLC
8.250% (PRIME + 5.000%) due 03/29/2021 «~	2	1

Total United States		1,219

Total Loan Participations and Assignments (Cost $1,453)		1,259

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 72.6%

AUSTRALIA 4.6%

COMMUNICATION SERVICES 0.2%

Telstra Corp. Ltd.	117,678	$256

CONSUMER DISCRETIONARY 0.3%

Crown Resorts Ltd.	13,379	90

Harvey Norman Holdings Ltd.	11,857	29

Wesfarmers Ltd.	9,938	309

		428

CONSUMER STAPLES 0.3%

Coca-Cola Amatil Ltd.	12,706	76

Coles Group Ltd.	2,844	34

Metcash Ltd.	41,054	77

Woolworths Group Ltd.	13,996	361

		548

ENERGY 0.0%

Woodside Petroleum Ltd.	4,646	70

FINANCIALS 2.3%

AMP Ltd.	161,557	209

Australia & New Zealand Banking Group Ltd.	59,628	774

Bank of Queensland Ltd.	12,510	54

Bendigo & Adelaide Bank Ltd.	13,396	65

Commonwealth Bank of Australia	18,987	917

National Australia Bank Ltd.	59,367	752

Suncorp Group Ltd.	36,727	236

Westpac Banking Corp.	90,577	1,135

		4,142

INDUSTRIALS 0.0%

Aurizon Holdings Ltd.	16,392	56

MATERIALS 1.4%

BHP Group Ltd.	73,525	1,831

BHP Group PLC	11,817	242

Boral Ltd.	8,121	21

Fortescue Metals Group Ltd.	47,346	460

		2,554

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

AGL Energy Ltd.	10,644	$126

Total Australia		8,180

AUSTRIA 0.1%

MATERIALS 0.1%

voestalpine AG	6,051	131

Total Austria		131

BELGIUM 0.1%

COMMUNICATION SERVICES 0.0%

Proximus SADP	3,490	71

FINANCIALS 0.1%

Ageas S.A. (c)	2,819	100

INDUSTRIALS 0.0%

bpost S.A. (c)	9,657	65

MATERIALS 0.0%

Solvay S.A.	164	13

Total Belgium		249

BRAZIL 0.0%

ENERGY 0.0%

Dommo Energia S.A. (c)(j)	4,269	1

Dommo Energia S.A. «(c)(j)	20,008	5

Dommo Energia S.A. SP - ADR (c)	63	0

		6

UTILITIES 0.0%

Eneva S.A. (c)(j)	899	7

Total Brazil		13

CANADA 0.7%

COMMUNICATION SERVICES 0.1%

Corus Entertainment, Inc. ‘B’	13,783	29

Shaw Communications, Inc. ‘B’	2,325	38

		67

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%

ARC Resources Ltd.	26,358	$89

Crescent Point Energy Corp.	60,416	98

Enbridge, Inc.	3,217	98

Inter Pipeline Ltd.	3,906	36

Peyto Exploration & Development Corp.	28,224	37

Suncor Energy, Inc.	1,393	23

Vermilion Energy, Inc.	8,803	39

		420

FINANCIALS 0.3%

Canadian Imperial Bank of Commerce	2,806	188

National Bank of Canada	2,257	102

Power Corp. of Canada	14,717	259

		549

UTILITIES 0.1%

Atco Ltd. ‘I’	3,619	107

TransAlta Corp.	13,769	82

		189

Total Canada		1,225

DENMARK 0.1%

FINANCIALS 0.1%

Danske Bank A/S (c)	15,588	208

HEALTH CARE 0.0%

Novo Nordisk A/S ‘B’	501	33

Total Denmark		241

FINLAND 0.9%

FINANCIALS 0.8%

Nordea Bank Abp (c)	180,753	1,254

Sampo Oyj ‘A’	3,207	110

		1,364

INDUSTRIALS 0.0%

Kone Oyj ‘B’	187	13

Wartsila Oyj Abp	3,622	29

		42

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

UPM-Kymmene Oyj	3,891	$113

Total Finland		1,519

FRANCE 3.8%

COMMUNICATION SERVICES 0.4%

Eutelsat Communications S.A.	1,406	13

Lagardere S.C.A. (c)	9,226	132

Orange S.A. (c)	33,964	406

Vivendi S.A.	3,785	98

		649

CONSUMER DISCRETIONARY 0.6%

Cie Generale des Etablissements Michelin S.C.A.	1,177	123

Renault S.A. (c)	35,693	914

Valeo S.A.	3,028	79

		1,116

CONSUMER STAPLES 0.3%

Carrefour S.A.	22,272	345

Casino Guichard Perrachon S.A.	5,280	196

		541

ENERGY 0.4%

Total S.A.	16,663	643

FINANCIALS 1.0%

AXA S.A.	23,768	500

BNP Paribas S.A. (c)	13,935	557

Natixis S.A. (c)	48,259	126

Societe Generale S.A. (c)	41,230	689

		1,872

HEALTH CARE 0.6%

Sanofi	9,844	1,004

INDUSTRIALS 0.3%

Bouygues S.A. (c)	5,856	201

Cie de Saint-Gobain (c)	7,016	253

Rexel S.A.	8,511	97

		551

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%

Electricite de France S.A.	34,213	$318

Total France		6,694

GERMANY 2.8%

COMMUNICATION SERVICES 0.1%

ProSiebenSat.1 Media SE (c)	6,511	78

Telefonica Deutschland Holding AG	44,469	131

		209

CONSUMER DISCRETIONARY 0.9%

Bayerische Motoren Werke AG	8,377	535

Ceconomy AG	13,779	48

Daimler AG	26,498	1,078

Hugo Boss AG	711	22

		1,683

CONSUMER STAPLES 0.1%

Metro AG	16,805	159

Suedzucker AG	5,126	81

		240

FINANCIALS 0.3%

Deutsche Pfandbriefbank AG (c)	1,830	13

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,792	467

Talanx AG	1,873	70

		550

HEALTH CARE 0.4%

Bayer AG	10,080	747

INDUSTRIALS 0.4%

Deutsche Lufthansa AG	27,827	279

Deutsche Post AG (c)	5,743	211

Hochtief AG	151	13

Siemens AG	1,588	187

		690

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.5%

Aurubis AG	1,033	$64

BASF SE	10,477	588

Covestro AG	2,036	78

Evonik Industries AG	3,593	91

K+S AG	6,762	43

		864

UTILITIES 0.1%

E.ON SE	7,867	89

Total Germany		5,072

HONG KONG 0.5%

COMMUNICATION SERVICES 0.0%

PCCW Ltd.	101,000	58

CONSUMER DISCRETIONARY 0.1%

SJM Holdings Ltd.	93,000	104

Yue Yuen Industrial Holdings Ltd.	28,500	44

		148

INFORMATION TECHNOLOGY 0.1%

Kingboard Holdings Ltd.	21,000	55

VTech Holdings Ltd.	3,700	22

		77

REAL ESTATE 0.3%

Kerry Properties Ltd.	24,000	62

Shimao Property Holdings Ltd.	39,500	169

Swire Pacific Ltd. ‘A’	18,500	98

Wharf Holdings Ltd.	43,000	88

Wheelock & Co. Ltd.	22,000	184

		601

Total Hong Kong		884

ISRAEL 0.0%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd. (c)	93,796	85

Total Israel		85

	SHARES	MARKET VALUE (000S)
ITALY 1.6%

ENERGY 0.3%

Eni SpA	55,038	$528

FINANCIALS 0.8%

Assicurazioni Generali SpA (c)	22,526	342

Intesa Sanpaolo SpA (c)	464,354	893

Poste Italiane SpA	21,308	186

		1,421

UTILITIES 0.5%

Enel SpA	108,757	940

Total Italy		2,889

JAPAN 12.0%

COMMUNICATION SERVICES 1.2%

GungHo Online Entertainment, Inc.	2,800	50

KDDI Corp.	3,300	99

Nippon Telegraph & Telephone Corp.	36,100	841

NTT DOCOMO, Inc.	26,700	709

Softbank Corp.	39,400	502

		2,201

CONSUMER DISCRETIONARY 2.3%

Aisin Seiki Co. Ltd.	4,000	117

Aoyama Trading Co. Ltd.	7,400	51

Benesse Holdings, Inc.	500	13

Bridgestone Corp.	12,400	400

EDION Corp.	3,600	37

Honda Motor Co. Ltd.	27,800	711

Mazda Motor Corp.	20,700	125

Nikon Corp.	2,300	19

Nissan Motor Co. Ltd.	137,200	509

NOK Corp.	1,500	19

Panasonic Corp.	20,300	178

Sekisui House Ltd.	15,800	302

Skylark Co. Ltd.	2,300	37

Subaru Corp.	23,100	484

Sumitomo Rubber Industries Ltd.	6,800	67

Toyota Motor Corp.	13,600	855

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Yamaha Motor Co. Ltd.	4,900	$77

Yokohama Rubber Co. Ltd.	1,200	17

		4,018

CONSUMER STAPLES 0.8%

Japan Tobacco, Inc.	54,200	1,007

Kirin Holdings Co. Ltd.	12,200	257

NH Foods Ltd.	2,300	92

Seven & i Holdings Co. Ltd.	4,800	157

		1,513

ENERGY 0.1%

Cosmo Energy Holdings Co. Ltd.	4,300	63

Idemitsu Kosan Co. Ltd.	3,700	78

JXTG Holdings, Inc.	26,900	96

		237

FINANCIALS 2.1%

Aozora Bank Ltd.	700	12

Chiba Bank Ltd.	5,000	24

Concordia Financial Group Ltd.	18,200	58

Daiwa Securities Group, Inc.	15,700	66

Gunma Bank Ltd.	5,200	17

Hachijuni Bank Ltd.	5,800	22

Japan Post Holdings Co. Ltd.	33,600	240

Mitsubishi UFJ Financial Group, Inc.	220,800	869

Mizuho Financial Group, Inc.	437,600	538

MS&AD Insurance Group Holdings, Inc.	2,800	77

Nomura Holdings, Inc.	66,300	298

ORIX Corp.	19,300	240

Resona Holdings, Inc.	34,500	118

Sumitomo Mitsui Financial Group, Inc.	34,800	982

Sumitomo Mitsui Trust Holdings, Inc.	3,300	93

Suruga Bank Ltd.	21,100	74

Yamaguchi Financial Group, Inc.	4,100	25

		3,753

HEALTH CARE 0.4%

Astellas Pharma, Inc.	16,800	280

Daiichi Sankyo Co. Ltd.	500	41

	SHARES	MARKET VALUE (000S)

Miraca Holdings, Inc.	3,000	$71

Nipro Corp.	4,800	53

Takeda Pharmaceutical Co. Ltd.	7,100	255

		700

INDUSTRIALS 1.9%

Amada Co. Ltd.	1,600	13

Asahi Glass Co. Ltd.	3,300	95

Dai Nippon Printing Co. Ltd.	5,600	129

Fujikura Ltd.	11,200	33

ITOCHU Corp.	17,000	368

Japan Airlines Co. Ltd.	6,200	112

Kawasaki Heavy Industries Ltd.	5,000	72

Komatsu Ltd.	10,600	217

Marubeni Corp.	62,600	284

Mitsubishi Corp.	31,800	672

Mitsubishi Electric Corp.	1,100	14

Mitsubishi Heavy Industries Ltd.	11,100	262

Mitsui & Co. Ltd.	24,500	363

Mitsui E&S Holdings Co. Ltd. (c)	5,900	23

NSK Ltd.	29,400	220

Sojitz Corp.	33,500	73

Sumitomo Corp.	31,500	362

Toppan Printing Co. Ltd.	3,300	55

Toyota Tsusho Corp.	2,400	61

		3,428

INFORMATION TECHNOLOGY 1.9%

Canon, Inc.	69,600	1,388

Fujitsu Ltd.	4,000	468

Hitachi Ltd.	17,400	553

Konica Minolta, Inc.	29,000	101

Mixi, Inc.	7,100	126

NEC Corp.	5,800	279

Nippon Electric Glass Co. Ltd.	4,000	63

Oki Electric Industry Co. Ltd.	3,300	32

Ricoh Co. Ltd.	20,600	148

Seiko Epson Corp.	11,200	128

Tokyo Electron Ltd.	200	49

		3,335

MATERIALS 0.8%

Asahi Kasei Corp.	5,700	47

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Daicel Corp.	9,800	$76

DIC Corp.	1,900	48

JFE Holdings, Inc.	7,000	51

JSR Corp.	2,500	48

Kobe Steel Ltd.	26,400	91

Kuraray Co. Ltd.	9,800	103

Mitsubishi Chemical Holdings Corp.	14,900	87

Mitsubishi Gas Chemical Co., Inc.	900	14

Mitsubishi Materials Corp.	3,500	74

Nippon Light Metal Holdings Co. Ltd.	18,600	33

Nippon Paper Industries Co. Ltd. ‘L’	5,800	81

Nippon Steel Corp.	12,600	119

Nitto Denko Corp.	200	11

Showa Denko KK	500	11

Sumitomo Chemical Co. Ltd.	61,700	186

Tosoh Corp.	5,500	75

Toyobo Co. Ltd.	4,700	65

Ube Industries Ltd.	7,700	133

		1,353

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	1,700	157

Nomura Real Estate Holdings, Inc.	2,100	39

		196

UTILITIES 0.4%

Chubu Electric Power Co., Inc.	17,300	217

Chugoku Electric Power Co., Inc.	8,800	117

Electric Power Development Co. Ltd. ‘C’	3,000	57

Hokuriku Electric Power Co.	8,900	56

Osaka Gas Co. Ltd.	1,200	24

Tohoku Electric Power Co., Inc.	20,400	194

		665

Total Japan		21,399

	SHARES	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.0%

MATERIALS 0.0%

Amcor PLC	3,223	$33

Total Jersey, Channel Islands		33

LUXEMBOURG 0.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A.	3,297	87

RTL Group S.A.	657	21

		108

MATERIALS 0.0%

Ternium S.A. SP - ADR	5,630	85

Total Luxembourg		193

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (c)	41,996	0

Total Mexico		0

NETHERLANDS 1.2%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	30,099	80

VEON Ltd. ADR	121,048	218

		298

CONSUMER STAPLES 0.0%

Koninklijke Ahold Delhaize NV	481	13

ENERGY 0.5%

Royal Dutch Shell PLC ‘A’	60,261	965

FINANCIALS 0.4%

ABN AMRO Bank NV	17,728	152

Aegon NV	63,227	187

ASR Nederland NV (c)	2,220	68

ING Groep NV	20,318	142

NN Group NV (c)	3,369	114

		663

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Signify NV (c)	8,355	$215

Total Netherlands		2,154

NEW ZEALAND 0.0%

MATERIALS 0.0%

Fletcher Building Ltd.	25,262	61

Total New Zealand		61

NORWAY 0.3%

COMMUNICATION SERVICES 0.1%

Telenor ASA	6,709	98

ENERGY 0.2%

Equinor ASA	27,242	393

FINANCIALS 0.0%

DNB ASA (c)	2,270	30

Total Norway		521

PORTUGAL 0.2%

UTILITIES 0.2%

EDP - Energias de Portugal S.A.	72,500	346

Total Portugal		346

SINGAPORE 0.1%

INDUSTRIALS 0.1%

Keppel Corp. Ltd.	24,100	104

Sembcorp Industries Ltd.	27,100	34

		138

Total Singapore		138

SPAIN 1.9%

COMMUNICATION SERVICES 0.5%

Telefonica S.A.	176,636	845

ENERGY 0.2%

Repsol S.A.	40,788	360

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.8%

Banco Bilbao Vizcaya Argentaria S.A.	138,758	$478

Banco de Sabadell S.A.	86,251	30

Banco Santander S.A.	336,990	825

Bankia S.A.	64,888	69

Mapfre S.A.	39,328	70

		1,472

INDUSTRIALS 0.1%

ACS Actividades de Construccion Y Servicios S.A.	8,316	214

UTILITIES 0.3%

Endesa S.A.	14,834	368

Naturgy Energy Group S.A.	5,935	110

Red Electrica Corp. S.A.	666	12

		490

Total Spain		3,381

SWEDEN 0.8%

COMMUNICATION SERVICES 0.0%

Telia Co. AB	13,885	52

CONSUMER DISCRETIONARY 0.1%

Hennes & Mauritz AB ‘B’	11,355	166

FINANCIALS 0.6%

Skandinaviska Enskilda Banken AB ‘A’ (c)	20,779	180

Svenska Handelsbanken AB ‘A’ (c)	11,941	113

Swedbank AB ‘A’ (c)	57,980	745

		1,038

INDUSTRIALS 0.1%

Skanska AB ‘B’ (c)	3,095	63

SKF AB ‘B’	2,230	42

		105

Total Sweden		1,361

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SWITZERLAND 2.2%

COMMUNICATION SERVICES 0.1%

Swisscom AG	199	$104

CONSUMER DISCRETIONARY 0.0%

Garmin Ltd.	253	25

CONSUMER STAPLES 0.0%

Nestle S.A.	317	35

FINANCIALS 0.9%

Baloise Holding AG	356	54

Swiss Life Holding AG	398	148

Swiss Re AG	6,558	509

Zurich Insurance Group AG	2,482	879

		1,590

HEALTH CARE 0.8%

Novartis AG	919	80

Roche Holding AG	3,680	1,275

		1,355

INDUSTRIALS 0.4%

ABB Ltd.	23,279	528

Adecco Group AG	3,960	187

		715

INFORMATION TECHNOLOGY 0.0%

TE Connectivity Ltd.	900	73

Total Switzerland		3,897

UNITED KINGDOM 4.8%

COMMUNICATION SERVICES 0.4%

BT Group PLC	252,098	356

Vodafone Group PLC	237,516	378

WPP PLC	2,824	22

		756

CONSUMER DISCRETIONARY 0.4%

Berkeley Group Holdings PLC	2,222	114

Fiat Chrysler Automobiles NV (c)	3,399	34

	SHARES	MARKET VALUE (000S)

Kingfisher PLC	55,148	$152

Marks & Spencer Group PLC	67,365	83

Next PLC	1,442	87

Persimmon PLC (c)	9,394	266

		736

CONSUMER STAPLES 1.1%

British American Tobacco PLC	14,408	552

Imperial Brands PLC	57,002	1,085

J Sainsbury PLC	54,112	140

Tate & Lyle PLC	5,647	47

Unilever NV	1,944	104

		1,928

ENERGY 0.2%

BP PLC	107,521	412

Noble Corp. PLC (c)	61,773	20

		432

FINANCIALS 0.8%

Aviva PLC	11,647	40

Direct Line Insurance Group PLC	24,235	81

HSBC Holdings PLC	176,703	821

Legal & General Group PLC	20,302	55

Standard Chartered PLC	43,840	238

Standard Life Aberdeen PLC	39,709	132

		1,367

INDUSTRIALS 0.4%

Aggreko PLC	8,077	44

BAE Systems PLC	20,988	125

Capita PLC (c)	36,222	20

easyJet PLC	4,404	37

Royal Mail PLC	173,326	391

		617

MATERIALS 0.9%

Rio Tinto Ltd.	10,328	707

Rio Tinto PLC	16,952	954

		1,661

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
UTILITIES 0.6%

Centrica PLC	632,085	$301

National Grid PLC	49,762	607

SSE PLC	12,941	219

		1,127

Total United Kingdom		8,624

UNITED STATES 33.8%

COMMUNICATION SERVICES 3.9%

AT&T, Inc.	102,914	3,111

CenturyLink, Inc.	155,003	1,555

Clear Channel Outdoor Holdings, Inc. (c)	29,821	31

iHeartMedia, Inc. «(c)	23	0

iHeartMedia, Inc. ‘A’ (c)	1,656	14

Telephone & Data Systems, Inc.	1,284	25

Verizon Communications, Inc.	40,154	2,214

		6,950

CONSUMER DISCRETIONARY 3.6%

Bed Bath & Beyond, Inc.	53,853	571

Caesars Entertainment Corp. (c)	18,339	222

Dick’s Sporting Goods, Inc.	1,557	64

Dillard’s, Inc. ‘A’	1,237	32

Foot Locker, Inc.	478	14

Ford Motor Co.	176,855	1,075

GameStop Corp. ‘A’ (c)	31,786	138

Gap, Inc.	14,796	187

General Motors Co.	22,556	571

Goodyear Tire & Rubber Co.	14,400	129

Harley-Davidson, Inc.	1,366	32

Kohl’s Corp.	18,124	376

L Brands, Inc.	16,593	248

Las Vegas Sands Corp.	3,378	154

Macy’s, Inc.	168,427	1,159

Mattel, Inc. (c)	10,616	103

McDonald’s Corp.	73	14

Newell Brands, Inc.	9,461	150

Nordstrom, Inc.	7,095	110

PulteGroup, Inc.	3,298	112

Signet Jewelers Ltd.	10,585	109

Tapestry, Inc.	2,269	30

	SHARES	MARKET VALUE (000S)

Target Corp.	5,171	$620

Visteon Corp. (c)	1,998	137

Whirlpool Corp.	972	126

		6,483

CONSUMER STAPLES 4.3%

Altria Group, Inc.	56,106	2,202

Archer-Daniels-Midland Co.	8,472	338

Bunge Ltd.	1,662	68

Coca-Cola Co.	1,664	74

General Mills, Inc.	3,298	203

Kraft Heinz Co.	14,990	478

Kroger Co.	18,070	612

Philip Morris International, Inc.	27,268	1,911

Procter & Gamble Co.	5,615	671

Walgreens Boots Alliance, Inc.	1,532	65

Walmart, Inc.	8,056	965

		7,587

ENERGY 4.8%

Baker Hughes Co.	4,149	64

Chevron Corp.	10,741	958

ConocoPhillips	1,633	69

Exxon Mobil Corp.	71,942	3,217

Helmerich & Payne, Inc.	4,480	87

HollyFrontier Corp.	1,348	39

Kinder Morgan, Inc.	8,934	136

Marathon Petroleum Corp.	2,324	87

Murphy Oil Corp.	4,983	69

Occidental Petroleum Corp.	82,821	1,516

ONEOK, Inc.	1,498	50

Phillips 66	2,760	199

Schlumberger Ltd.	51,784	952

Targa Resources Corp.	15,109	303

Transocean Ltd. (c)	26,903	49

Valero Energy Corp.	9,338	549

Williams Cos., Inc.	9,292	177

		8,521

FINANCIALS 3.7%

Aflac, Inc.	3,117	112

Ally Financial, Inc.	15,288	303

American Express Co.	3,405	324

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

American International Group, Inc.	25,048	$781

Assurant, Inc.	187	19

Blackstone Group, Inc.	1,469	83

Capital One Financial Corp.	7,121	446

CIT Group, Inc.	6,011	125

CNO Financial Group, Inc.	5,767	90

Discover Financial Services	4,905	246

Fifth Third Bancorp	7,416	143

Franklin Resources, Inc.	7,265	152

Goldman Sachs Group, Inc.	1,024	202

Invesco Ltd.	31,831	343

JPMorgan Chase & Co.	6,474	609

MetLife, Inc.	1,938	71

Navient Corp.	18,553	130

New York Community Bancorp, Inc.	8,317	85

PNC Financial Services Group, Inc.	374	39

Principal Financial Group, Inc.	3,704	154

Prudential Financial, Inc.	1,388	84

Santander Consumer USA Holdings, Inc.	3,033	56

Synchrony Financial	7,179	159

Travelers Cos., Inc.	3,009	343

Unum Group	1,665	28

Wells Fargo & Co.	55,770	1,428

		6,555

HEALTH CARE 5.3%

AbbVie, Inc.	23,584	2,315

Amgen, Inc.	1,580	373

Bristol-Myers Squibb Co.	3,364	198

Cardinal Health, Inc.	5,913	309

CVS Health Corp.	9,098	591

Five Star Senior Living, Inc. (c)	1,167	4

Gilead Sciences, Inc.	24,177	1,860

Johnson & Johnson	3,482	490

McKesson Corp.	498	76

Merck & Co., Inc.	12,410	960

Pfizer, Inc.	63,773	2,085

Quest Diagnostics, Inc.	886	101

		9,362

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.6%

3M Co.	1,758	$274

AGCO Corp.	1,006	56

Alaska Air Group, Inc.	1,642	60

American Airlines Group, Inc.	21,054	275

Caterpillar, Inc.	288	36

Cummins, Inc.	1,134	197

Delta Air Lines, Inc.	1,504	42

Eaton Corp. PLC	3,138	275

Emerson Electric Co.	4,258	264

Fluor Corp.	7,060	85

General Electric Co.	87,684	599

Illinois Tool Works, Inc.	78	14

Lockheed Martin Corp.	69	25

Macquarie Infrastructure Corp.	1,184	36

ManpowerGroup, Inc.	926	64

McDermott International, Inc. «	1	4

Neilsen Holdings PLC	6,108	91

Norfolk Southern Corp.	725	127

Pitney Bowes, Inc.	30,015	78

Ryder System, Inc.	2,835	106

Union Pacific Corp.	313	53

United Parcel Service, Inc. ‘B’	997	111

Westmoreland Mining Holdings LLC «(c)(j)	53	0

		2,872

INFORMATION TECHNOLOGY 3.8%

Avnet, Inc.	4,263	119

Booz Allen Hamilton Holding Corp.	739	57

Broadcom, Inc.	259	82

Cisco Systems, Inc.	4,447	207

Corning, Inc.	5,749	149

HP, Inc.	3,613	63

Intel Corp.	10,189	610

International Business Machines Corp.	30,107	3,636

Jabil, Inc.	3,412	109

Juniper Networks, Inc.	1,037	24

KLA Corp.	727	141

NetApp, Inc.	295	13

NortonLifeLock, Inc.	7,977	158

QUALCOMM, Inc.	7,923	723

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Seagate Technology PLC	9,766	$473

Texas Instruments, Inc.	817	104

Western Digital Corp.	1,218	54

Western Union Co.	5,227	113

		6,835

MATERIALS 1.0%

Dow, Inc.	5,322	217

Eastman Chemical Co.	917	64

Huntsman Corp.	1,853	33

International Paper Co.	11,350	400

LyondellBasell Industries NV ‘A’	14,082	925

Mosaic Co.	8,876	111

WestRock Co.	2,896	82

		1,832

REAL ESTATE 0.0%

Uniti Group, Inc. «†(j)	0	0

UTILITIES 1.8%

American Electric Power Co., Inc.	3,623	289

CenterPoint Energy, Inc.	4,747	89

Consolidated Edison, Inc.	3,415	246

Dominion Energy, Inc.	4,219	342

Duke Energy Corp.	9,880	789

Entergy Corp.	2,278	214

Exelon Corp.	14,035	509

Pinnacle West Capital Corp.	841	62

PPL Corp.	15,467	400

Public Service Enterprise Group, Inc.	2,898	142

Southern Co.	2,246	116

Vistra Energy Corp.	2,467	46

		3,244

Total United States		60,241

Total Common Stocks (Cost $136,247)		129,531

	PRINCIPAL AMOUNT (000S)
CONVERTIBLE BONDS & NOTES 0.0%

JERSEY, CHANNEL ISLANDS 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(b)	$2	0

Total Jersey, Channel Islands		0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		$9	$15

Total United States			15

Total Convertible Bonds & Notes (Cost $18)			15

CORPORATE BONDS & NOTES 11.0%

ARGENTINA 0.0%

INDUSTRIALS 0.0%

Pan American Energy LLC
28.216% (BADLARPP) due 11/20/2020 ~	ARS	1,120	10

YPF S.A.
30.917% (BADLARPP + 4.000%) due 09/24/2020 «~		860	8
33.088% (BADLARPP + 6.000%) due 03/04/2021 ~		700	6

			24

Total Argentina			24

BERMUDA 0.0%

INDUSTRIALS 0.0%

NCL Corp. Ltd.
3.625% due 12/15/2024		$2	1

Total Bermuda			1

BRAZIL 0.3%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/30/2020 (e)(g)		46	1

Vale Overseas Ltd.
6.875% due 11/21/2036		10	13
6.250% due 08/10/2026		23	27

			41

UTILITIES 0.3%

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	132
6.125% due 01/17/2022		$23	24
5.093% due 01/15/2030		253	252

			408

Total Brazil			449

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 0.1%

BANKING & FINANCE 0.0%

Brookfield Finance, Inc.
4.700% due 09/20/2047	$20	$23
3.900% due 01/25/2028	2	2

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	6	7

		32

INDUSTRIALS 0.1%

B.C. Unlimited Liability Co.
4.250% due 05/15/2024	30	30

Bombardier, Inc.
7.875% due 04/15/2027	39	26
6.125% due 01/15/2023	2	1
7.500% due 03/15/2025	2	1

		58

Total Canada		90

CAYMAN ISLANDS 0.7%

BANKING & FINANCE 0.7%

Ambac LSNI LLC
6.000% due 02/12/2023 •	72	72

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	18	17
5.125% due 10/01/2023	16	15
2.875% due 02/15/2025	16	14
3.250% due 02/15/2027	4	3

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	307	288
5.500% due 02/15/2024	9	8
4.500% due 03/15/2023	21	19
3.625% due 03/15/2021	13	13

U.S. Capital Funding Ltd.
1.591% due 07/10/2043 •	943	806

		1,255

INDUSTRIALS 0.0%

Noble Holding International Ltd.
7.875% due 02/01/2026	26	7

Transocean Guardian Ltd.
5.875% due 01/15/2024	3	3

Transocean, Inc.
7.500% due 01/15/2026	10	5
7.250% due 11/01/2025	16	9
8.000% due 02/01/2027	10	6

		30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		$17	$14

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		92	28

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1	1

Transocean Phoenix Ltd.
7.750% due 10/15/2024		3	3

			46

Total Cayman Islands			1,331

CURACAO 0.0%

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		2	2

Total Curacao			2

FRANCE 0.8%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(g)(i)		200	202

INDUSTRIALS 0.7%

Altice France S.A.
7.375% due 05/01/2026		700	731

Pernod Ricard S.A.
4.450% due 01/15/2022		530	560

			1,291

Total France			1,493

GERMANY 0.9%

BANKING & FINANCE 0.9%

Deutsche Bank AG
2.700% due 07/13/2020		26	26
2.281% (US0003M + 0.970%) due 07/13/2020 ~		28	28
4.250% due 10/14/2021		590	606
3.961% due 11/26/2025 •		150	157

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	700	785

			1,602

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.0%

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (a)		$16	$16

Total Germany			1,618

IRELAND 0.4%

BANKING & FINANCE 0.1%

AIB Group PLC
4.263% due 04/10/2025 •		200	213

INDUSTRIALS 0.3%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	506

Total Ireland			719

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	428

Total Italy			428

JERSEY, CHANNEL ISLANDS 0.2%

INDUSTRIALS 0.2%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	300	362

Total Jersey, Channel Islands			362

LUXEMBOURG 0.9%

BANKING & FINANCE 0.2%

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	4	4

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$400	426

			430

INDUSTRIALS 0.3%

Altice Financing S.A.
3.000% due 01/15/2028	EUR	200	207

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(b)		$20	5

Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025 ^(b)		39	24
5.500% due 08/01/2023 ^(b)		28	16
8.000% due 02/15/2024		34	35

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 10/15/2024 ^(b)		$229	$138

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(b)		54	4

Pacific Drilling SA
8.375% due 10/01/2023		34	9

			438

UTILITIES 0.4%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		300	313
6.000% due 11/27/2023		300	334

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		30	31

			678

Total Luxembourg			1,546

MEXICO 0.2%

INDUSTRIALS 0.2%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(b)		300	0

Petroleos Mexicanos
6.750% due 09/21/2047		10	8
6.500% due 03/13/2027		40	36
6.490% due 01/23/2027		30	28
6.840% due 01/23/2030		82	72
7.690% due 01/23/2050		10	8
6.500% due 01/23/2029		74	65
5.950% due 01/28/2031		67	55
6.950% due 01/28/2060		30	23

			295

Total Mexico			295

MULTINATIONAL 0.0%

INDUSTRIALS 0.0%

Connect Finco SARL
6.750% due 10/01/2026		6	6

Total Multinational			6

NETHERLANDS 0.3%

BANKING & FINANCE 0.3%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(i)	EUR	400	463

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$46	45

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.0%

Shell International Finance BV
3.250% due 04/06/2050		$14	$15

Total Netherlands			523

PANAMA 0.0%

INDUSTRIALS 0.0%

Carnival Corp.
11.500% due 04/01/2023		54	58

Total Panama			58

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	29

Total Peru			29

SINGAPORE 0.0%

INDUSTRIALS 0.0%

Flex Ltd.
4.875% due 06/15/2029		$2	2

Total Singapore			2

SWITZERLAND 0.1%

BANKING & FINANCE 0.1%

UBS AG
5.125% due 05/15/2024 (i)		200	218

Total Switzerland			218

TURKEY 0.1%

BANKING & FINANCE 0.1%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		200	203

Total Turkey			203

UNITED KINGDOM 2.3%

BANKING & FINANCE 1.9%

Barclays Bank PLC
7.625% due 11/21/2022 (i)		430	468

Barclays PLC
4.972% due 05/16/2029 •		400	469

FCE Bank PLC
1.875% due 06/24/2021	EUR	100	110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.600% due 05/25/2023		$200	$215
6.000% due 09/29/2023 •(g)(i)	EUR	320	375

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(g)(i)	GBP	200	276
7.625% due 06/27/2023 •(g)(i)		200	254
7.500% due 09/27/2025 •(g)(i)		$200	208

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(g)(i)		360	361
8.625% due 08/15/2021 •(g)(i)		200	208

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	220	367

Unique Pub Finance Co. PLC
5.659% due 06/30/2027		35	44

			3,355

INDUSTRIALS 0.4%

Avon International Capital PLC
6.500% due 08/15/2022		$2	2

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	418

Marston’s Issuer PLC
3.218% due 07/15/2035 ~	GBP	200	201

Mitchells & Butlers Finance PLC
0.643% (BP0003M + 0.450%) due 12/15/2030 ~		113	124

Valaris PLC
5.750% due 10/01/2044 ^(b)(h)		$12	1
7.750% due 02/01/2026 ^(b)		2	0

			746

Total United Kingdom			4,101

UNITED STATES 3.5%

BANKING & FINANCE 0.9%

Ally Financial, Inc.
4.250% due 04/15/2021		200	204
3.875% due 05/21/2024		16	17

American Tower Corp.
3.000% due 06/15/2023		2	2

Assurant, Inc.
4.200% due 09/27/2023		2	2

BGC Partners, Inc.
5.375% due 07/24/2023		4	4
3.750% due 10/01/2024		6	6

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brighthouse Financial, Inc.
3.700% due 06/22/2027	$8	$8

Brixmor Operating Partnership LP
1.737% (US0003M + 1.050%) due 02/01/2022 ~	18	18

Cantor Fitzgerald LP
4.875% due 05/01/2024	2	2

CBL & Associates LP
5.950% due 12/15/2026 ^(b)	17	5

CIT Group, Inc.
4.125% due 03/09/2021	6	6
5.000% due 08/15/2022	30	31

Citigroup, Inc.
1.486% (US0003M + 1.100%) due 05/17/2024 ~	20	20
1.970% (US0003M + 0.950%) due 07/24/2023 ~	13	13

CTR Partnership LP
5.250% due 06/01/2025	12	12

Digital Realty Trust LP
3.600% due 07/01/2029	16	18

EPR Properties
4.950% due 04/15/2028	2	2
4.750% due 12/15/2026	2	2

Equitable Holdings, Inc.
3.900% due 04/20/2023	2	2

ESH Hospitality, Inc.
4.625% due 10/01/2027	4	4

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	82	79
6.500% due 10/01/2025	45	41

GLP Capital LP
5.250% due 06/01/2025	3	3
5.300% due 01/15/2029	19	21

Howard Hughes Corp.
5.375% due 03/15/2025	25	23

Hudson Pacific Properties LP
3.950% due 11/01/2027	5	5

Hunt Cos., Inc.
6.250% due 02/15/2026	2	2

iStar, Inc.
5.250% due 09/15/2022	3	3

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	10	10

Ladder Capital Finance Holdings LLLP
4.250% due 02/01/2027	3	2

Life Storage LP
3.875% due 12/15/2027	2	2

Navient Corp.
6.500% due 06/15/2022	66	65

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newmark Group, Inc.
6.125% due 11/15/2023	$10	$10

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	8	8

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	4	4

Physicians Realty LP
3.950% due 01/15/2028	4	4

Sabra Health Care LP
4.800% due 06/01/2024	3	3

Santander Holdings USA, Inc.
4.400% due 07/13/2027	7	8
3.400% due 01/18/2023	8	8
3.500% due 06/07/2024	11	12
3.244% due 10/05/2026	14	15

SBA Communications Corp.
3.875% due 02/15/2027	7	7

SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2

Springleaf Finance Corp.
8.250% due 12/15/2020	480	496
5.625% due 03/15/2023	196	199
6.875% due 03/15/2025	16	16
6.125% due 03/15/2024	12	12

Starwood Property Trust, Inc.
4.750% due 03/15/2025	8	7

STORE Capital Corp.
4.500% due 03/15/2028	4	4
4.625% due 03/15/2029	2	2

Wells Fargo & Co.
1.990% (US0003M + 1.230%) due 10/31/2023 ~	77	78

Welltower, Inc.
4.250% due 04/15/2028	2	2

		1,531

INDUSTRIALS 1.6%

Albertsons Cos., Inc.
3.500% due 02/15/2023	3	3

American Airlines Pass-Through Trust
3.350% due 04/15/2031	9	8

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	25	30
4.600% due 06/01/2060	9	11

Arconic Corp.
6.125% due 02/15/2028	3	3

Broadcom Corp.
3.875% due 01/15/2027	16	17

Broadcom, Inc.
4.110% due 09/15/2028	8	9

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Campbell Soup Co.
0.943% (US0003M + 0.630%) due 03/15/2021 ~	$8	$8

CCO Holdings LLC
4.750% due 03/01/2030	18	18
4.500% due 08/15/2030	14	14

Centene Corp.
4.750% due 01/15/2025	17	17
4.250% due 12/15/2027	6	6
4.625% due 12/15/2029	6	6
3.375% due 02/15/2030	4	4

Charter Communications Operating LLC
2.337% (US0003M + 1.650%) due 02/01/2024 ~	74	74
4.800% due 03/01/2050	16	18

Citrix Systems, Inc.
3.300% due 03/01/2030	3	3

Community Health Systems, Inc.
6.250% due 03/31/2023	207	195
8.625% due 01/15/2024	87	85
8.000% due 03/15/2026	46	43
6.625% due 02/15/2025	60	57

Corning, Inc.
5.450% due 11/15/2079	6	7

CVS Pass-Through Trust
8.353% due 07/10/2031	454	587

DAE Funding LLC
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	16	15
4.000% due 08/01/2020	102	102

Diamond Resorts International, Inc.
7.750% due 09/01/2023	107	103

Energy Transfer Operating LP
2.900% due 05/15/2025	3	3
3.750% due 05/15/2030	7	7
5.000% due 05/15/2050	6	6

Equifax, Inc.
3.600% due 08/15/2021	4	4
1.262% (US0003M + 0.870%) due 08/15/2021 ~	12	12

Exela Intermediate LLC
10.000% due 07/15/2023	16	4

General Electric Co.
5.550% due 01/05/2026	41	48
6.150% due 08/07/2037	1	1
6.875% due 01/10/2039	8	10

Global Payments, Inc.
2.650% due 02/15/2025	3	3

Griffon Corp.
5.750% due 03/01/2028	2	2

Hyundai Capital America
1.108% due 09/18/2020 •	20	20

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

iHeartCommunications, Inc.
6.375% due 05/01/2026	$63	$63
8.375% due 05/01/2027	30	27

Kraft Heinz Foods Co.
3.000% due 06/01/2026	20	20
3.950% due 07/15/2025	3	3
3.750% due 04/01/2030	18	19

Lamar Media Corp.
3.750% due 02/15/2028	2	2

Level 3 Financing, Inc.
3.400% due 03/01/2027	2	2
3.875% due 11/15/2029	10	11

Mattel, Inc.
5.875% due 12/15/2027	2	2

Micron Technology, Inc.
5.327% due 02/06/2029	8	10
4.185% due 02/15/2027	6	7
4.663% due 02/15/2030	12	14

Netflix, Inc.
5.375% due 11/15/2029	8	9
5.500% due 02/15/2022	4	4

Occidental Petroleum Corp.
1.842% (US0003M + 1.450%) due 08/15/2022 ~	18	17

ONEOK Partners LP
3.375% due 10/01/2022	3	3

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	8	8
7.375% due 06/01/2025	3	3

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	14	14

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	88	90

PetSmart, Inc.
5.875% due 06/01/2025	14	14

Post Holdings, Inc.
4.625% due 04/15/2030	6	6

Prime Security Services Borrower LLC
6.250% due 01/15/2028	6	6

PTC, Inc.
3.625% due 02/15/2025	2	2
4.000% due 02/15/2028	2	2

QVC, Inc.
5.125% due 07/02/2022	7	7
4.375% due 03/15/2023	5	5
4.850% due 04/01/2024	8	8
4.450% due 02/15/2025	19	19

Radiology Partners, Inc.
9.250% due 02/01/2028	6	6

Sensata Technologies, Inc.
4.375% due 02/15/2030	2	2

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	$200	$231

Staples, Inc.
7.500% due 04/15/2026	2	2

TEGNA, Inc.
4.625% due 03/15/2028	10	9

Tenet Healthcare Corp.
4.625% due 07/15/2024	4	4

Textron, Inc.
0.998% (US0003M + 0.550%) due 11/10/2020 ~	40	40

Topaz Solar Farms LLC
5.750% due 09/30/2039	78	93
4.875% due 09/30/2039	11	12

TransDigm, Inc.
5.500% due 11/15/2027	4	3

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	3	3

Triumph Group, Inc.
5.250% due 06/01/2022	4	3

U.S. Renal Care, Inc.
10.625% due 07/15/2027	6	6

Univision Communications, Inc.
5.125% due 02/15/2025	118	111
5.125% due 05/15/2023	106	107
6.625% due 06/01/2027	106	102

ViaSat, Inc.
5.625% due 09/15/2025	8	8
5.625% due 04/15/2027	3	3

VMware, Inc.
2.950% due 08/21/2022	12	12
3.900% due 08/21/2027	10	11

Wabtec Corp.
1.613% (US0003M + 1.300%) due 09/15/2021 ~	12	12

Western Digital Corp.
4.750% due 02/15/2026	20	21

Western Midstream Operating LP
5.250% due 02/01/2050	3	3
2.161% (US0003M + 0.850%) due 01/13/2023 ~	4	4

Wyndham Destinations, Inc.
5.750% due 04/01/2027	6	6
5.400% due 04/01/2024	5	5
3.900% due 03/01/2023	2	2
4.625% due 03/01/2030	4	4

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	19	18
6.125% due 03/01/2028	7	7

		2,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.0%

AT&T, Inc.
3.650% due 06/01/2051	$8	$8
3.850% due 06/01/2060	8	9

CenturyLink, Inc.
4.000% due 02/15/2027	6	6

Edison International
2.950% due 03/15/2023	1	1
2.400% due 09/15/2022	14	14
5.750% due 06/15/2027	7	8
3.125% due 11/15/2022	6	6
3.550% due 11/15/2024	8	8

Enable Midstream Partners LP
4.950% due 05/15/2028	4	4

FirstEnergy Corp.
2.850% due 07/15/2022	410	426

Frontier Communications Corp.
8.000% due 04/01/2027	10	10

ITC Holdings Corp.
2.700% due 11/15/2022	4	4

Pacific Gas & Electric Co.
3.500% due 10/01/2020 ^(b)	61	67
3.750% due 08/15/2042 ^(b)	2	2
2.450% due 08/15/2022 ^(b)	48	52
2.950% due 03/01/2026 ^(b)	53	57
4.250% due 05/15/2021 ^(b)	16	18
3.250% due 09/15/2021 ^(b)	95	104
6.050% due 03/01/2034 ^(b)	44	53
5.800% due 03/01/2037 ^(b)	2	2
6.250% due 03/01/2039 ^(b)	10	12
4.500% due 12/15/2041 ^(b)	2	2
3.250% due 06/15/2023 ^(b)	23	25
3.850% due 11/15/2023 ^(b)	29	32
5.125% due 11/15/2043 ^(b)	25	30
3.750% due 02/15/2024 ^(b)	41	46
3.400% due 08/15/2024 ^(b)	35	39
3.500% due 06/15/2025 ^(b)	19	21
4.000% due 12/01/2046 ^(b)	2	2
3.300% due 03/15/2027 ^(b)	20	22
6.350% due 02/15/2038 ^(b)	19	23
5.400% due 01/15/2040 ^(b)	51	61
4.250% due 03/15/2046 ^(b)	4	4

Southern California Edison Co.
6.650% due 04/01/2029	2	2
5.750% due 04/01/2035	2	3
4.875% due 03/01/2049	1	1
2.850% due 08/01/2029	1	1
3.650% due 02/01/2050	3	3

Southern California Gas Co.
2.550% due 02/01/2030	7	8

Sprint Communications, Inc.
7.000% due 08/15/2020	610	613

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Corp.
7.625% due 03/01/2026		$7	$8

Talen Energy Supply LLC
6.625% due 01/15/2028		4	4

			1,821

Total United States			6,172

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
6.000% due 11/15/2026 ^(b)		300	8
6.000% due 05/16/2024 ^(b)		20	1
9.750% due 05/17/2035 ^(b)		20	1

			10

Total Venezuela			10

Total Corporate Bonds & Notes (Cost $19,832)			19,680

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

UNITED KINGDOM 1.0%

Eurosail PLC
0.893% due 09/13/2045 •	GBP	495	588
1.143% due 06/13/2045 •		741	910

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	289	305

Total United Kingdom			1,803

UNITED STATES 2.9%

Banc of America Alternative Loan Trust
6.000% due 04/25/2036 ^		$29	29
6.000% due 07/25/2046 ^		72	69

Banc of America Funding Trust
4.043% due 05/20/2036 ^~		11	10

Banc of America Mortgage Trust
3.815% due 11/20/2046 ^~		6	6
6.000% due 10/25/2036 ^		17	17

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		68	66

Chase Mortgage Finance Trust
3.922% due 09/25/2036 ^~		34	29

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^		112	90
6.000% due 02/25/2037 ^		63	39
6.250% due 12/25/2036 ^•		26	18

Countrywide Home Loan Mortgage Pass-Through Trust
0.685% due 07/25/2037 ^•		17	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	$39	$34

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	334	153

Credit Suisse Mortgage Capital Certificates
3.453% due 12/29/2037 ~	166	122

First Horizon Alternative Mortgage Securities Trust
3.277% due 06/25/2036 ^~	259	230

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	7	6

JPMorgan Alternative Loan Trust
5.692% due 05/26/2037 ~	69	60

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	93	61

Merrill Lynch Mortgage Investors Trust
3.663% due 03/25/2036 ^~	13	9

OBX Trust
1.035% due 04/25/2048 •	402	414

Residential Accredit Loans, Inc. Trust
0.985% due 10/25/2045 •	71	61
5.500% due 03/25/2037 ^	383	348
6.250% due 03/25/2037 ^	31	26

Structured Adjustable Rate Mortgage Loan Trust
3.652% due 10/25/2036 ^~	1,674	1,249

Wells Fargo Alternative Loan Trust
3.667% due 07/25/2037 ^~	838	749

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	1,156	1,212

Total United States		5,114

Total Non-Agency Mortgage-Backed Securities (Cost $6,790)		6,917

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.2%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	326	341

Total California		341

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	15	16
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	60	61

Total Illinois		83

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.1%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	$190	$190

Total Michigan		190

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(b)	30	21

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(b)	5	4
5.250% due 07/01/2037 ^(b)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(b)	20	14
5.700% due 07/01/2023 ^(b)	10	7

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(b)	5	3

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(b)	10	6

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(b)	120	76
5.125% due 07/01/2037 ^(b)	10	6

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(b)	10	6

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(b)	100	70

Total Puerto Rico		217

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	370	355

Total Virginia		355

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	320	323

Total West Virginia		323

Total Municipal Bonds & Notes (Cost $1,229)		1,509

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.5%

GERMANY 0.3%

INDUSTRIALS 0.3%

Schaeffler AG	16,047	$120

Volkswagen AG	2,589	394

		514

Total Germany		514

NETHERLANDS 0.0%

BANKING & FINANCE 0.0%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)	25,000	30

Total Netherlands		30

UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	219

Total United Kingdom		219

UNITED STATES 0.1%

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(g)	169,000	133

Total United States		133

Total Preferred Stocks (Cost $912)		896

REAL ESTATE INVESTMENT TRUSTS 1.9%

AUSTRALIA 0.0%

REAL ESTATE 0.0%

Stockland	12,971	30

Total Australia		30

CANADA 0.1%

REAL ESTATE 0.1%

Artis Real Estate Investment Trust	5,690	32

Cominar Real Estate Investment Trust	7,149	43

Dream Office Real Estate Investment Trust	2,510	38

		113

Total Canada		113

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
FRANCE 0.4%

REAL ESTATE 0.4%

Klepierre S.A.	7,149	$143

Unibail-Rodamco-Westfield	10,411	586

		729

Total France		729

UNITED STATES 1.4%

FINANCIALS 0.5%

AGNC Investment Corp.	17,185	222

Annaly Capital Management, Inc.	81,358	534

New Residential Investment Corp.	28,851	214

		970

REAL ESTATE 0.9%

CoreCivic, Inc.	6,456	61

Diversified Healthcare Trust	11,178	50

Host Hotels & Resorts, Inc.	1,206	13

Iron Mountain, Inc.	10,705	279

Park Hotels & Resorts, Inc.	24,863	246

Service Properties Trust	2,387	17

Simon Property Group, Inc.	1,552	106

Ventas, Inc.	2,797	102

VEREIT, Inc.	10,463	67

VICI Properties, Inc.	26,432	534

Weyerhaeuser Co.	3,440	77

		1,552

Total United States		2,522

Total Real Estate Investment Trusts (Cost $3,142)		3,394

RIGHTS 0.0%

SPAIN 0.0%

COMMUNICATION SERVICES 0.0%

Telefonica S.A. - Exp. 07/06/20	154,078	31

ENERGY 0.0%

Repsol S.A. - Exp. 07/09/20	8,562	4

		SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. - Exp. 07/10/20		7,194	$11

Total Rights (Cost $49)			46

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.3%

ARGENTINA 0.2%

Argentina Government International Bond
1.000% due 08/05/2021	ARS	414	4
1.500% due 03/25/2024		110	1
3.380% due 12/31/2038 ^(b)	EUR	135	58
3.750% due 12/31/2038 ^(b)		$22	9
4.625% due 01/11/2023 ^(b)		127	53
5.625% due 01/26/2022 ^(b)		15	6
6.875% due 01/11/2048 ^(b)		70	27
7.125% due 07/06/2036 ^(b)		150	59
7.820% due 12/31/2033 ^(b)	EUR	227	111
15.500% due 10/17/2026	ARS	1,226	4
26.415% (BADLARPP + 2.000%) due 04/03/2022 ~		2,640	23
30.022% (BADLARPP) due 10/04/2022 ~		28	0

Autonomous City of Buenos Aires Argentina
29.825% (BADLARPP + 5.000%) due 01/23/2022 ~		1,140	11
32.995% due 03/29/2024 ~		3,875	32

Provincia de Buenos Aires
28.192% due 04/12/2025		389	3
32.817% due 05/31/2022		500	4

Total Argentina			405

KUWAIT 0.2%

Kuwait International Government Bond
3.500% due 03/20/2027		$385	431

Total Kuwait			431

PERU 0.3%

Peru Government International Bond
5.400% due 08/12/2034	PEN	1	0
5.940% due 02/12/2029		378	123
6.150% due 08/12/2032		336	109
6.350% due 08/12/2028		347	116
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		235	81
8.200% due 08/12/2026		199	73

Total Peru			504

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SAUDI ARABIA 0.3%

Saudi Government International Bond
4.500% due 10/26/2046		$200	$231
4.625% due 10/04/2047		200	234

Total Saudi Arabia			465

SPAIN 0.0%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	59

Total Spain			59

TURKEY 0.3%

Turkey Government International Bond
4.250% due 03/13/2025		$200	187
4.625% due 03/31/2025	EUR	100	112
5.250% due 03/13/2030		$200	180

Total Turkey			479

VENEZUELA 0.0%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(b)		125	8
7.000% due 03/31/2038 ^(b)		2	0
7.650% due 04/21/2025 ^(b)		3	0
9.250% due 09/15/2027 ^(b)		44	3

Total Venezuela			11

Total Sovereign Issues (Cost $2,825)			2,354

U.S. GOVERNMENT AGENCIES 10.6%

UNITED STATES 10.6%

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050		117	124
3.500% due 02/01/2050		97	103
4.000% due 03/01/2049 - 06/01/2049		2,409	2,553

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2050		3,800	3,953
3.000% due 09/01/2050		4,200	4,408
3.500% due 08/01/2050		2,700	2,840
4.000% due 08/01/2050		4,600	4,877

Total U.S. Government Agencies (Cost $18,776)			18,858

U.S. TREASURY OBLIGATIONS 3.0%

UNITED STATES 3.0%

U.S. Treasury Bonds
2.875% due 11/15/2046		600	798
3.000% due 02/15/2049 (i)		1,550	2,139

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.125% due 10/15/2024		$200	$210
0.250% due 07/15/2029		720	788
0.375% due 01/15/2027		34	37
0.375% due 07/15/2027		10	11
0.750% due 07/15/2028		511	576
0.875% due 01/15/2029		352	402
1.000% due 02/15/2048		104	138
1.000% due 02/15/2049		102	136

U.S. Treasury Notes
1.500% due 02/15/2030		71	77

Total U.S. Treasury Obligations (Cost $4,309)			5,312

		SHARES
WARRANTS 0.1%

UNITED STATES 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039		10,786	90

Total Warrants (Cost $212)			90

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (k) 0.6%
			1,101

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021	ARS	1,230	12

ARGENTINA TREASURY BILLS 0.2%
4.330% due 07/13/2020 - 10/29/2020 (d)(e)		20,575	285
28.142% due 07/31/2020 ~		119	1
30.365% due 08/28/2020 ~		1,235	12

Total Argentina Treasury Bills (Cost $288)			298

Total Short-Term Instruments (Cost $1,400)			1,411

Total Investments in Securities (Cost $204,470)			198,745

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%

PIMCO Short-Term Floating NAV Portfolio III	54,657	$539

Total Short-Term Instruments (Cost $538)		539

Total Investments in Affiliates (Cost $538)		539

Total Investments 111.7% (Cost $205,008)		$199,284

Financial Derivative Instruments (m)(n) (0.1)% (Cost or Premiums, net $(91))		(141)

Other Assets and Liabilities, net (11.6)%		(20,677)

Net Assets 100.0%		$178,466

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
†	Forward Commitment Transaction.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)

Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(i)	Contingent convertible security.

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$1	$1	0.00%
Dommo Energia S.A.	12/03/2019	4	5	0.00
Eneva S.A.	12/21/2017 - 12/03/2019	4	7	0.00
Uniti Group, Inc	03/13/2020	0	0	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$9	$13	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,101	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(1,123)	$1,101	$1,101

Total Repurchase Agreements						$(1,123)	$1,101	$1,101

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.210%	06/18/2020	07/02/2020		$(685)	$(685)
BSN	0.240	04/13/2020	07/13/2020		(2,498)	(2,500)
FOB	0.600	05/05/2020	TBD	(2)	(192)	(192)
	0.900	05/05/2020	TBD	(2)	(184)	(185)
TDM	0.500	06/12/2020	TBD	(2)	(2,637)	(2,637)

Total Reverse Repurchase Agreements						$(6,199)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
TDM	0.210%	06/29/2020	07/02/2020	$(560)	$(560)

Total Sale-Buyback Transactions					$(560)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(685)	$0	$(685)	$690	$5
BSN	0	(2,500)	0	(2,500)	2,484	(16)
FICC	1,101	0	0	1,101	(1,123)	(22)
FOB	0	(377)	0	(377)	428	51
TDM	0	(2,637)	0	(2,637)	2,835	198

Master Securities Forward Transaction Agreement
TDM	0	0	(560)	(560)	552	(8)

Total Borrowings and Other Financing Transactions	$1,101	$(6,199)	$(560)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,014)	$(3,014)
U.S. Treasury Obligations	0	(3,185)	0	0	(3,185)

Total	$0	$(3,185)	$0	$(3,014)	$(6,199)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(560)	0	0	(560)

Total	$0	$(560)	$0	$0	$(560)

Total Borrowings	$0	$(3,745)	$0	$(3,014)	$(6,759)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(6,759)

(l)	Securities with an aggregate market value of $6,989 have been pledged as collateral under the terms of the above master agreements as of June 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2020 was $(3,594) at a weighted average interest rate of 1.284%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note September 2020 Futures	$95.000	08/21/2020	132	$132	$1	$0

Total Purchased Options					$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2020	132	$18,371	$51	$0	$(21)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2020	18	$(1,848)	$(30)	$3	$(1)

Total Futures Contracts				$21	$3	$(22)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	(5.000)%	Quarterly	12/20/2024	$276	$(18)	$19	$1	$0	$(2)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	100	(2)	1	(1)	0	0
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	900	1	(11)	(10)	0	(1)

					$(19)	$9	$(10)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.EM-33 5-Year Index	1.000%	Quarterly	06/20/2025	$ 285	$(32)	$19	$(13)	$0	$0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR 800	12	3	15	3	0

					$(20)	$22	$2	$3	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	800	$0	$7	$7	$0	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	0	5	5	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	0	2	2	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$100	0	(2)	(2)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		500	6	(14)	(8)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,100	(157)	(151)	(308)	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(84)	(275)	(359)	2	0
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(1)	(8)	(9)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	108	(778)	(670)	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		100	0	(13)	(13)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		200	6	(23)	(17)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		300	(4)	(30)	(34)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		200	(4)	(24)	(28)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		100	0	(14)	(14)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		2,400	114	(259)	(145)	5	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		100	(2)	(25)	(27)	1	0
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		100	(2)	(24)	(26)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		900	(2)	(320)	(322)	9	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(1)	(29)	(30)	1	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	(18)	(19)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		500	(3)	(111)	(114)	5	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(1)	(57)	(58)	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		600	(2)	(218)	(220)	6	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	0	5	5	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(2)	(3)	(5)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	175	294	469	2	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(1)	(8)	(9)	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	800	15	(21)	(6)	0	(2)
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	993	10	(59)	(49)	0	(3)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028	JPY	20,000	0	(5)	(5)	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		85,000	6	(25)	(19)	1	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		530,000	(26)	(166)	(192)	6	0
Pay	6-Month JPY-LIBOR	0.020	Semi-Annual	04/20/2029		10,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.002	Semi-Annual	04/22/2029		20,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	05/11/2029		10,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.024	Semi-Annual	05/12/2029		20,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.011	Semi-Annual	05/13/2029		10,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.011	Semi-Annual	05/14/2029		10,000	0	0	0	0	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	05/20/2029		20,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.021	Semi-Annual	05/21/2029		20,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.025	Semi-Annual	05/22/2029		1,000	0	0	0	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/17/2022	MXN	32,100	(5)	(63)	(68)	0	(1)
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		200	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	7	7	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	5	5	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		6,000	(2)	23	21	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	12	12	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		3,400	(1)	13	12	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		600	(4)	5	1	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		4,300	(4)	14	10	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		15,500	(15)	53	38	1	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		30,000	13	88	101	3	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		100	0	1	1	0	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		3,300	0	24	24	0	0
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		700	0	5	5	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,400	0	16	16	0	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,200	0	9	9	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,100	0	7	7	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		1,200	(1)	7	6	0	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,500	0	14	14	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		2,900	0	(22)	(22)	0	(1)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		11,400	(6)	(80)	(86)	0	(2)

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	28-Day MXN-TIIE	7.800%	Lunar	12/28/2027	MXN 1,200	$0	$(8)	$(8)	$0	$0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027	700	0	(5)	(5)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028	2,000	0	(15)	(15)	0	(1)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028	1,900	1	(16)	(15)	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032	400	0	2	2	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	08/14/2037	100	0	1	1	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037	100	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038	900	1	(10)	(9)	0	0

						$124	$(2,281)	$(2,157)	$57	$(10)

Total Swap Agreements						$85	$(2,250)	$(2,165)	$60	$(13)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$60	$63	$0	$(22)	$(13)	$(35)

Cash of $867 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2020	$		27		RUB	2,134	$2	$0
	08/2020		NZD	946	$		565	0	(46)
	08/2020	$		24		RUB	1,643	0	(1)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	07/2020		BRL	947	$		173	$0	$(1)
	07/2020		GBP	54			68	1	0
	07/2020	$		177		BRL	947	0	(3)
	07/2020			46		GBP	37	0	0
	07/2020			160		RUB	11,110	0	(4)
	08/2020			51			3,581	0	(1)
BRC	12/2020			359		MXN	7,930	0	(20)
CBK	07/2020		DKK	48	$		7	0	0
	07/2020		EUR	63			71	0	0
	07/2020		JPY	6,300			58	0	0
	07/2020		PEN	466			134	3	0
	08/2020	$		19		RUB	1,274	0	(1)
	09/2020			60		MXN	1,341	0	(3)
	10/2020			7		DKK	48	0	0
DUB	07/2020		BRL	947	$		179	5	0
	07/2020		PEN	103			30	1	0
	07/2020	$		173		BRL	947	1	0
	07/2020			30		PEN	103	0	(1)
	08/2020		PEN	103	$		30	1	0
	08/2020	$		179		BRL	947	0	(5)
GLM	07/2020			24		DKK	165	1	0
	07/2020			205		MXN	5,098	17	0
	07/2020			119		RUB	9,013	8	0
	08/2020			16			1,107	0	(1)
HUS	07/2020		AUD	55	$		37	0	(1)
	07/2020		GBP	3,251			4,030	2	0
	07/2020		PEN	103			30	1	0
	07/2020	$		48		RUB	3,359	0	(1)
	08/2020		GBP	3,268	$		4,008	0	(43)
	08/2020	$		89		CHF	87	2	0
JPM	07/2020		DKK	19	$		3	0	0
	08/2020	$		96		RUB	6,738	0	(2)
	10/2020			3		DKK	19	0	0
MYI	07/2020		DKK	70	$		11	0	0
	09/2020	$		134		IDR	2,037,957	4	0
	10/2020			15		DKK	98	0	0
SCX	07/2020		EUR	2,339	$		2,603	0	(24)
	07/2020	$		48		CLP	37,608	0	(2)
	08/2020		EUR	2,402	$		2,700	0	(1)
	09/2020	$		374		INR	28,672	3	0
UAG	07/2020			72		RUB	5,183	1	(1)
	08/2020			124			8,754	0	(1)

Total Forward Foreign Currency Contracts								$53	$(163)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	1.289%	$100	$(1)	$0	$0	$(1)
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	1.773	245	(8)	3	0	(5)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.401	300	(5)	(13)	0	(18)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.289	40	(1)	1	0	0

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Brazil Government International Bond	1.000%	Quarterly	12/20/2024	2.401%	$200	$(3)	$(9)	$0	$(12)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	1.208	50	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.059	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	100	(1)	(1)	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.267	200	(37)	33	0	(4)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.243	400	(12)	(7)	0	(19)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.191	300	(5)	3	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.289	100	(1)	0	0	(1)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.511	100	(5)	1	0	(4)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.444	500	(3)	(7)	0	(10)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	2.401	400	(8)	(5)	0	(13)

							$(92)	$1	$0	$(91)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$115	$30	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY 1,100	$0	$1	$1	$0
CBK	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025	500	0	1	1	0

							$0	$2	$2	$0

Total Swap Agreements							$(177)	$118	$32	$(91)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
BOA	2	0	0	2	(47)	0	0	(47)	(45)	0	(45)
BPS	1	0	0	1	(9)	0	(1)	(10)	(9)	0	(9)
BRC	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
CBK	$3	$0	$1	$4	$(4)	$0	$(23)	$(27)	$(23)	$0	$(23)
DUB	8	0	0	8	(6)	0	0	(6)	2	0	2
GLM	26	0	0	26	(1)	0	0	(1)	25	0	25
GST	0	0	30	30	0	0	(18)	(18)	12	0	12
HUS	5	0	0	5	(45)	0	(22)	(67)	(62)	0	(62)
JPM	0	0	0	0	(2)	0	(4)	(6)	(6)	0	(6)
MYC	0	0	0	0	0	0	(23)	(23)	(23)	0	(23)
MYI	4	0	0	4	0	0	0	0	4	0	4
SCX	3	0	0	3	(27)	0	0	(27)	(24)	0	(24)
UAG	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)

Total Over the Counter	$53	$0	$32	$85	$(163)	$0	$(91)	$(254)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	3	0	0	57	60

	$0	$3	$0	$0	$60	$63

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53	$0	$53
Swap Agreements	0	30	0	0	2	32

	$0	$30	$0	$53	$2	$85

	$0	$33	$0	$53	$62	$148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$22	$22
Swap Agreements	0	3	0	0	10	13

	$0	$3	$0	$0	$32	$35

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$163	$0	$163
Swap Agreements	0	91	0	0	0	91

	$0	$91	$0	$163	$0	$254

	$0	$94	$0	$163	$32	$289

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	1,857	1,857
Swap Agreements	0	(6)	0	0	(1,273)	(1,279)

	$0	$(6)	$0	$0	$581	$575

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$340	$0	$340
Purchased Options	0	0	0	0	(2)	(2)
Written Options	0	8	0	0	8	16
Swap Agreements	0	48	0	0	0	48

	$0	$56	$0	$340	$6	$402

	$0	$50	$0	$340	$587	$977

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(372)	$(372)
Swap Agreements	0	35	0	0	(888)	(853)

	$0	$35	$0	$0	$(1,260)	$(1,225)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(60)	$0	$(60)
Written Options	0	(5)	0	0	0	(5)
Swap Agreements	0	(303)	0	0	3	(300)

	$0	$(308)	$0	$(60)	$3	$(365)

	$0	$(273)	$0	$(60)	$(1,257)	$(1,590)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$1,184	$0	$1,184
United States	0	6,289	0	6,289
Loan Participations and Assignments
Luxembourg	0	40	0	40
United States	0	802	417	1,219
Common Stocks
Australia
Communication Services	0	256	0	256
Consumer Discretionary	0	428	0	428
Consumer Staples	0	548	0	548
Energy	0	70	0	70
Financials	0	4,142	0	4,142
Industrials	0	56	0	56
Materials	0	2,554	0	2,554
Utilities	0	126	0	126
Austria
Materials	0	131	0	131
Belgium
Communication Services	0	71	0	71
Financials	0	100	0	100
Industrials	0	65	0	65
Materials	0	13	0	13
Brazil
Energy	1	0	5	6
Utilities	7	0	0	7
Canada
Communication Services	67	0	0	67
Energy	420	0	0	420
Financials	549	0	0	549
Utilities	189	0	0	189
Denmark
Financials	0	208	0	208
Health Care	0	33	0	33
Finland
Financials	0	1,364	0	1,364
Industrials	0	42	0	42
Materials	0	113	0	113
France
Communication Services	0	649	0	649
Consumer Discretionary	0	1,116	0	1,116
Consumer Staples	0	541	0	541
Energy	0	643	0	643
Financials	0	1,872	0	1,872
Health Care	0	1,004	0	1,004
Industrials	0	551	0	551
Utilities	0	318	0	318
Germany
Communication Services	0	209	0	209
Consumer Discretionary	0	1,683	0	1,683
Consumer Staples	0	240	0	240
Financials	0	550	0	550

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Health Care	$0	$747	$0	$747
Industrials	0	690	0	690
Materials	0	864	0	864
Utilities	0	89	0	89
Hong Kong
Communication Services	0	58	0	58
Consumer Discretionary	0	148	0	148
Information Technology	0	77	0	77
Real Estate	0	601	0	601
Israel
Communication Services	0	85	0	85
Italy
Energy	0	528	0	528
Financials	0	1,421	0	1,421
Utilities	0	940	0	940
Japan
Communication Services	0	2,201	0	2,201
Consumer Discretionary	0	4,018	0	4,018
Consumer Staples	0	1,513	0	1,513
Energy	0	237	0	237
Financials	0	3,753	0	3,753
Health Care	0	700	0	700
Industrials	0	3,428	0	3,428
Information Technology	0	3,335	0	3,335
Materials	11	1,342	0	1,353
Real Estate	0	196	0	196
Utilities	0	665	0	665
Jersey, Channel Islands
Materials	33	0	0	33
Luxembourg
Communication Services	0	108	0	108
Materials	85	0	0	85
Netherlands
Communication Services	218	80	0	298
Consumer Staples	0	13	0	13
Energy	0	965	0	965
Financials	0	663	0	663
Industrials	0	215	0	215
New Zealand
Materials	0	61	0	61
Norway
Communication Services	0	98	0	98
Energy	0	393	0	393
Financials	0	30	0	30
Portugal
Utilities	0	346	0	346
Singapore
Industrials	0	138	0	138
Spain
Communication Services	0	845	0	845
Energy	0	360	0	360
Financials	69	1,403	0	1,472
Industrials	0	214	0	214
Utilities	0	490	0	490
Sweden
Communication Services	0	52	0	52
Consumer Discretionary	0	166	0	166
Financials	0	1,038	0	1,038
Industrials	0	105	0	105

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Switzerland
Communication Services	$0	$104	$0	$104
Consumer Discretionary	25	0	0	25
Consumer Staples	0	35	0	35
Financials	0	1,590	0	1,590
Health Care	0	1,355	0	1,355
Industrials	0	715	0	715
Information Technology	73	0	0	73
United Kingdom
Communication Services	0	756	0	756
Consumer Discretionary	0	736	0	736
Consumer Staples	0	1,928	0	1,928
Energy	20	412	0	432
Financials	0	1,367	0	1,367
Industrials	0	617	0	617
Materials	0	1,661	0	1,661
Utilities	0	1,127	0	1,127
United States
Communication Services	6,950	0	0	6,950
Consumer Discretionary	6,483	0	0	6,483
Consumer Staples	7,587	0	0	7,587
Energy	8,521	0	0	8,521
Financials	6,555	0	0	6,555
Health Care	9,362	0	0	9,362
Industrials	2,868	0	4	2,872
Information Technology	6,835	0	0	6,835
Materials	1,832	0	0	1,832
Real Estate	0	0	0	0
Utilities	3,244	0	0	3,244
Convertible Bonds & Notes
United States
Industrials	0	15	0	15
Corporate Bonds & Notes
Argentina
Industrials	0	16	8	24
Bermuda
Industrials	0	1	0	1
Brazil
Industrials	0	41	0	41
Utilities	0	408	0	408
Canada
Banking & Finance	0	32	0	32
Industrials	0	58	0	58
Cayman Islands
Banking & Finance	0	1,255	0	1,255
Industrials	0	30	0	30
Utilities	0	46	0	46
Curacao
Industrials	0	2	0	2
France
Banking & Finance	0	202	0	202
Industrials	0	1,291	0	1,291
Germany
Banking & Finance	0	1,602	0	1,602
Industrials	0	16	0	16
Ireland
Banking & Finance	0	213	0	213
Industrials	0	506	0	506
Italy
Banking & Finance	0	428	0	428

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Jersey, Channel Islands
Industrials	$0	$362	$0	$362
Luxembourg
Banking & Finance	0	430	0	430
Industrials	0	438	0	438
Utilities	0	678	0	678
Mexico
Industrials	0	295	0	295
Multinational
Industrials	0	6	0	6
Netherlands
Banking & Finance	0	463	0	463
Industrials	0	45	0	45
Utilities	0	15	0	15
Panama
Industrials	0	58	0	58
Peru
Banking & Finance	0	29	0	29
Singapore
Industrials	0	2	0	2
Switzerland
Banking & Finance	0	218	0	218
Turkey
Banking & Finance	0	203	0	203
United Kingdom
Banking & Finance	0	3,355	0	3,355
Industrials	0	746	0	746
United States
Banking & Finance	0	1,531	0	1,531
Industrials	0	2,820	0	2,820
Utilities	0	1,821	0	1,821
Venezuela
Industrials	0	10	0	10
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,803	0	1,803
United States	0	5,114	0	5,114
Municipal Bonds & Notes
California	0	341	0	341
Illinois	0	83	0	83
Michigan	0	190	0	190
Puerto Rico	0	217	0	217
Virginia	0	355	0	355
West Virginia	0	323	0	323
Preferred Stocks
Germany
Industrials	0	514	0	514
Netherlands
Banking & Finance	0	30	0	30
United Kingdom
Banking & Finance	0	219	0	219
United States
Industrials	0	133	0	133
Real Estate Investment Trusts
Australia
Real Estate	0	30	0	30
Canada
Real Estate	113	0	0	113
France
Real Estate	586	143	0	729

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
United States
Financials	$970	$0	$0	$970
Real Estate	1,552	0	0	1,552
Rights
Spain
Communication Services	31	0	0	31
Energy	4	0	0	4
Industrials	11	0	0	11
Sovereign Issues
Argentina	0	405	0	405
Kuwait	0	431	0	431
Peru	0	504	0	504
Saudi Arabia	0	465	0	465
Spain	0	59	0	59
Turkey	0	479	0	479
Venezuela	0	11	0	11
U.S. Government Agencies
United States	0	18,858	0	18,858
U.S. Treasury Obligations
United States	0	5,312	0	5,312
Warrants
United States
Communication Services	0	90	0	90
Loan Participations and Assignments
United States	0	0	0	0
Short-Term Instruments
Repurchase Agreements	0	1,101	0	1,101
Short-Term Notes	0	12	0	12
Argentina Treasury Bills	0	298	0	298

	$65,271	$133,040	$434	$198,745

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$539	$0	$0	$539

Total Investments	$65,810	$133,040	$434	$199,284

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	60	0	63
Over the counter	0	85	0	85

	$3	$145	$0	$148

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(22)	(13)	0	(35)
Over the counter	0	(254)	0	(254)

	$(22)	$(267)	$0	$(289)

Total Financial Derivative Instruments	$(19)	$(122)	$0	$(141)

Totals	$65,791	$132,918	$434	$199,143

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2020

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	JUNE 30, 2020	57

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

58	PIMCO EQUITY SERIES

June 30, 2020

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

ANNUAL REPORT	JUNE 30, 2020	59

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the

60	PIMCO EQUITY SERIES

June 30, 2020

applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

ANNUAL REPORT	JUNE 30, 2020	61

Notes to Financial Statements (Cont.)

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

62	PIMCO EQUITY SERIES

June 30, 2020

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short

64	PIMCO EQUITY SERIES

June 30, 2020

maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$217	$36,622	$(36,300)	$0	$0	$539	$21	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Forward Commitment Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell forward commitments before the securities are delivered, which may result in a realized gain (loss).

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified

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Notes to Financial Statements (Cont.)

in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

66	PIMCO EQUITY SERIES

June 30, 2020

exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest

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Notes to Financial Statements (Cont.)

(referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks,

68	PIMCO EQUITY SERIES

June 30, 2020

commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the

70	PIMCO EQUITY SERIES

June 30, 2020

Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

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Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of

72	PIMCO EQUITY SERIES

June 30, 2020

the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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June 30, 2020

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with

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Notes to Financial Statements (Cont.)

standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

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Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Notes to Financial Statements (Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its

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investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the

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Notes to Financial Statements (Cont.)

preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

82	PIMCO EQUITY SERIES

June 30, 2020

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.49%	0.30%	0.40%	0.50%*(1)	0.40%	0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing

ANNUAL REPORT	JUNE 30, 2020	83

Notes to Financial Statements (Cont.)

fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2020, the Distributor retained $21,424 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of waiver, provided that such amount paid to PIMCO

84	PIMCO EQUITY SERIES

June 30, 2020

will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2020, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$24	$23	$18	$65

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amount was $17,969.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$291	$4,465

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

ANNUAL REPORT	JUNE 30, 2020	85

Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$288,623	$293,099	$81,774	$114,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	739	$7,801	528	$5,967

I-2	810	8,649	906	10,177

Class A	1,980	20,694	1,617	18,175

Class C	344	3,679	546	6,093

Issued as reinvestment of distributions

Institutional Class	50	567	83	895

I-2	48	543	69	753

Class A	236	2,684	385	4,155

Class C	103	1,195	192	2,046

Cost of shares redeemed

Institutional Class	(931)	(9,477)	(770)	(8,697)

I-2	(1,145)	(11,909)	(1,070)	(12,087)

Class A	(3,176)	(33,056)	(3,151)	(35,471)

Class C	(2,993)	(31,731)	(3,414)	(38,345)

Net increase (decrease) resulting from Fund share transactions	(3,935)	$(40,361)	(4,079)	$(46,339)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

86	PIMCO EQUITY SERIES

June 30, 2020

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Dividend and Income Fund	$1,098	$0	$(16,838)	$(18)	$(105,200)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain (loss) on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), convertible preferred securities, Treasury Inflation Protected Securities (TIPS), Lehman Securities, defaulted securities, OGX adjustments, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	JUNE 30, 2020	87

Notes to Financial Statements (Cont.)

June 30, 2020

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dividend and Income Fund	$70,411	$34,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dividend and Income Fund	$213,820	$14,730	$(31,579)	$(16,849)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), convertible preferred stock, Treasury Inflation Protected Securities (TIPS), Lehman Securities, defaulted securities, OGX adjustments, straddle loss deferrals, realized and unrealized gain (loss) swap contracts, and unrealized gain (loss) on certain futures, options, and forward contracts.

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2020			June 30, 2019
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dividend and Income Fund	$5,751	$0	$0	$9,100	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

88	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dividend and Income Fund (one of the funds constituting PIMCO Equity Series®, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020, and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2020	89

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	BofA Securities, Inc.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSN	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	TDM	TD Securities (USA) LLC
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	USD (OR $)	United States Dollar
GBP	British Pound	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index
BP0003M	3 Month GBP-LIBOR	CNREPOFIX	China Fixing Repo Rates 7-Day
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR03M	3 Month USD-LIBOR
CDX.HY	Credit Derivatives Index - High Yield	PRIME	Daily US Prime Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ADR	American Depositary Receipt	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	PIK	Payment-in-Kind
BBR	Bank Bill Rate	SP - ADR	Sponsored American Depositary Receipt
BBSW	Bank Bill Swap Reference Rate	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate

90	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Dividend and Income Fund	46.44%	100.00%	$5,751	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	JUNE 30, 2020	91

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
(1)	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

92	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President and Head of Americas Investment & Client Operations, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2020	93

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Erik C. Brown (1967)** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

94	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	JUNE 30, 2020	95

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

96	PIMCO EQUITY SERIES

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

ANNUAL REPORT	JUNE 30, 2020	97

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES3001AR_063020

PIMCO EQUITY SERIES®

Annual Report

June 30, 2020

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	34

PIMCO RAE Global Fund	10	44

PIMCO RAE Global ex-US Fund	12	46

PIMCO RAE International Fund	14	47

PIMCO RAE US Fund	16	57

PIMCO RAE US Small Fund	18	61

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth – released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets

2	PIMCO EQUITY SERIES

Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2020	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union

4	PIMCO EQUITY SERIES

may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

6	PIMCO EQUITY SERIES

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ANNUAL REPORT	JUNE 30, 2020	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020*

	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	(18.91)%	0.41%	1.62%	4.13%
PIMCO RAE Emerging Markets Fund I-2	(19.02)%	0.28%	1.56%	4.09%
PIMCO RAE Emerging Markets Fund Class A	(19.16)%	0.10%	1.47%	4.03%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	(22.17)%	(0.67)%	1.08%	3.75%
MSCI Emerging Markets Value Index±	(15.74)%	(0.80)%	0.66%	3.15%
MSCI Emerging Markets Index±± ª	(3.39)%	2.86%	3.27%	4.46%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for Institutional Class shares 1.06% for I-2 shares and 1.31% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of June 30, 2020†§

China	18.9%
South Korea	16.6%
Taiwan	13.3%
Russia	9.0%
India	9.0%
Brazil	5.7%
Turkey	4.6%
Hong Kong	3.9%
South Africa	3.8%
Short-Term Instruments	3.7%
Mexico	3.3%
Thailand	2.3%
Malaysia	1.5%
Poland	1.2%
Other	3.2%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the real estate sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the information technology sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the financials, communications services and industrials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2020	9

PIMCO RAE Global Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	(11.89)%	2.12%	1.81%
PIMCO RAE Global Fund I-2	(11.96)%	2.03%	1.70%
PIMCO RAE Global Fund Class A	(12.26)%	1.79%	1.46%
PIMCO RAE Global Fund Class A (adjusted)	(15.57)%	1.02%	0.70%
MSCI All Country World Value Index±	(11.83)%	1.90%	1.58%
MSCI All Country World Index±± ª	2.11%	6.46%	6.10%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World Index.

± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.20% for Institutional Class shares, 1.30% for I-2 shares and 1.55% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of June 30, 2020†§

PIMCO RAE US Fund	44.8%
PIMCO RAE International Fund	42.1%
PIMCO RAE Emerging Markets Fund	13.0%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials and financials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the health care sector detracted from relative returns, as the sector outperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2020	11

PIMCO RAE Global ex-US Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	(14.73)%	(0.34)%	(0.61)%
PIMCO RAE Global ex-US Fund I-2	(14.74)%	(0.43)%	(0.71)%
PIMCO RAE Global ex-US Fund Class A	(15.01)%	(0.68)%	(0.94)%
PIMCO RAE Global ex-US Fund Class A (adjusted)	(18.24)%	(1.43)%	(1.69)%
MSCI All Country World ex US Value Index±	(15.26)%	(1.25)%	(1.49)%
MSCI All Country World ex US Index±± ª	(4.80)%	2.26%	2.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.31% for Institutional Class shares 1.41% for I-2 shares and 1.66% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of June 30, 2020†§

PIMCO RAE International Fund	76.3%
PIMCO RAE Emerging Markets Fund	23.6%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the consumer staples and information technology sectors contributed to relative returns, as the sectors outperformed the benchmark index.

»	Security selection in the communications services and consumer discretionary sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2020	13

PIMCO RAE International Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	(13.27)%	(0.40)%	(0.73)%
PIMCO RAE International Fund I-2	(13.40)%	(0.47)%	(0.80)%
PIMCO RAE International Fund Class A	(13.57)%	(0.74)%	(1.07)%
PIMCO RAE International Fund Class A (adjusted)	(16.85)%	(1.49)%	(1.81)%
MSCI EAFE Value Index±	(14.48)%	(1.59)%	(1.86)%
MSCI EAFE Index±± ª	(5.13)%	2.05%	1.79%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.61% for Institutional Class shares 0.71% for I-2 shares and 0.96% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of June 30, 2020†§

Japan	27.0%
Germany	11.2%
United Kingdom	10.6%
France	9.1%
Switzerland	6.4%
Australia	5.7%
Short-Term Instruments	5.4%
Canada	5.2%
Italy	3.5%
Netherlands	3.0%
Spain	2.9%
Hong Kong	1.6%
Sweden	1.3%
Luxembourg	1.1%
Other	6.0%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the energy and financials sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the consumer staples sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Security selection in the consumer discretionary and industrials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2020	15

PIMCO RAE US Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances, at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020*

	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	(8.03)%	4.97%	11.05%	6.98%
PIMCO RAE US Fund I-2	(8.08)%	4.87%	11.00%	6.95%
PIMCO RAE US Fund Class A	(8.41)%	4.51%	10.82%	6.84%
PIMCO RAE US Fund Class A (adjusted)	(11.88)%	3.72%	10.40%	6.58%
Russell 1000® Value Index±	(8.84)%	4.64%	10.41%	6.15%
S&P 500 Index±± ª	7.51%	10.73%	13.99%	8.47% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.51% for Institutional Class shares, 0.61% for I-2 shares and 0.91% for Class A shaes. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of June 30, 20201§

Information Technology	21.9%
Health Care	15.6%
Financials	13.6%
Consumer Staples	11.4%
Consumer Discretionary	9.8%
Industrials	7.3%
Communication Services	6.3%
Utilities	5.8%
Energy	3.9%
Materials	1.9%
Short-Term Instruments	1.8%
Other	0.7%

†  % of Investments, at value.

§ Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the information technology sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials and financials sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2020	17

PIMCO RAE US Small Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020*

	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	(16.64)%	0.80%	8.79%	5.92%
PIMCO RAE US Small Fund I-2	(16.67)%	0.71%	8.74%	5.88%
PIMCO RAE US Small Fund Class A	(16.99)%	0.40%	8.56%	5.76%
PIMCO RAE US Small Fund Class A (adjusted)	(20.09)%	(0.37)%	8.16%	5.49%
Russell 2000® Value Index±	(17.48)%	1.26%	7.82%	4.86%
Russell 2000® Index±± ª	(6.62)%	4.29%	10.50%	6.8%	♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 9/30/2005

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.63% for Institutional Class shares, 0.73% for I-2 shares and 1.03% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of June 30, 2020†§

Industrials	17.4%
Consumer Discretionary	16.2%
Financials	14.2%
Information Technology	10.2%
Real Estate	10.1%
Consumer Staples	7.4%
Materials	5.7%
Health Care	5.6%
Short-Term Instruments	3.8%
Utilities	3.8%
Energy	3.0%
Communication Services	2.6%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy sector contributed to relative returns, as the sector underperformed the benchmark index.

»

Overweight exposure to, and security selection in, the consumer staples and industrials sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	JUNE 30, 2020	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$777.60	$3.38	$1,000.00	$1,020.92	$3.85	0.77%
I-2	1,000.00	777.90	3.82	1,000.00	1,020.42	4.35	0.87
Class A	1,000.00	776.80	4.92	1,000.00	1,019.19	5.59	1.12

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$819.30	$0.09	$1,000.00	$1,024.63	$0.10	0.02%
I-2	1,000.00	819.60	0.54	1,000.00	1,024.13	0.60	0.12
Class A	1,000.00	818.20	1.66	1,000.00	1,022.90	1.85	0.37

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$804.70	$0.09	$1,000.00	$1,024.63	$0.10	0.02%
I-2	1,000.00	805.10	0.54	1,000.00	1,024.13	0.60	0.12
Class A	1,000.00	803.60	1.65	1,000.00	1,022.90	1.85	0.37

PIMCO RAE International Fund
Institutional Class	$1,000.00	$815.10	$2.29	$1,000.00	$1,022.20	$2.55	0.51%
I-2	1,000.00	814.30	2.74	1,000.00	1,021.71	3.05	0.61
Class A	1,000.00	813.20	3.86	1,000.00	1,020.47	4.30	0.86

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$838.70	$1.86	$1,000.00	$1,022.70	$2.05	0.41%
I-2	1,000.00	838.70	2.32	1,000.00	1,022.20	2.55	0.51
Class A	1,000.00	837.00	3.68	1,000.00	1,020.72	4.05	0.81

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$776.70	$2.33	$1,000.00	$1,022.11	$2.65	0.53%
I-2	1,000.00	776.60	2.77	1,000.00	1,021.61	3.15	0.63
Class A	1,000.00	775.00	4.08	1,000.00	1,020.13	4.65	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

06/30/2020	$9.92	$0.24	$(2.06)	$(1.82)	$(0.24)	$(0.03)	$0.00	$(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)

06/30/2016	9.95	0.32	(1.37)	(1.05)	(0.17)	0.00	0.00	(0.17)
I-2

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)

06/30/2016	9.96	0.25	(1.33)	(1.08)	(0.18)	0.00	0.00	(0.18)
Class A

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.96	0.22	(1.30)	(1.08)	(0.15)	0.00	0.00	(0.15)

PIMCO RAE Global Fund
Institutional Class

06/30/2020	$10.30	$0.35	$(1.45)	$(1.10)	$(0.34)	$(0.38)	$0.00	$(0.72)

06/30/2019	11.04	0.31	(0.26)	0.05	(0.30)	(0.49)	0.00	(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.86	0.14	(0.58)	(0.44)	(0.10)	0.00	0.00	(0.10)
I-2

06/30/2020	10.27	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.01	0.32	(0.28)	0.04	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)

06/30/2016	9.85	0.08	(0.52)	(0.44)	(0.10)	0.00	0.00	(0.10)
Class A

06/30/2020	10.20	0.34	(1.46)	(1.12)	(0.33)	(0.38)	0.00	(0.71)

06/30/2019	10.95	0.27	(0.25)	0.02	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

06/30/2016	9.85	0.02	(0.48)	(0.46)	(0.10)	0.00	0.00	(0.10)

PIMCO RAE Global ex-US Fund
Institutional Class

06/30/2020	$10.23	$0.38	$(1.76)	$(1.38)	$(0.37)	$(0.28)	$0.00	$(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.10	(1.18)	(1.08)	(0.10)	0.00	(0.00)	(0.10)
I-2

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.09	(1.18)	(1.09)	(0.10)	0.00	(0.00)	(0.10)
Class A

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

06/30/2016	9.86	0.00	(1.11)	(1.11)	(0.09)	0.00	(0.00)	(0.09)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.83	(18.91)%	$1,184,716	0.76%	0.97%	0.75%	0.96%	2.70%	56%

9.92	2.40	2,632,982	0.75	0.96	0.75	0.96	2.94	25

10.74	7.50	1,848,953	0.76	0.97	0.76	0.97	2.13	28

10.83	27.53	1,510,983	0.75	0.96	0.75	0.96	1.99	43

8.73	(10.32)	1,379,204	0.76	0.96	0.76	0.96	3.92	30

7.80	(19.13)	3,070	0.86	1.07	0.85	1.06	3.58	56

9.86	2.42	16,263	0.85	1.06	0.85	1.06	2.93	25

10.68	7.26	17,486	0.86	1.07	0.86	1.07	2.07	28

10.79	27.46	14,664	0.85	1.06	0.85	1.06	2.18	43

8.70	(10.54)	1,827	0.86	1.06	0.86	1.06	3.25	30

7.75	(19.27)	7,628	1.11	1.32	1.10	1.31	2.61	56

9.84	2.21	16,198	1.10	1.31	1.10	1.31	2.52	25

10.68	7.08	7,350	1.11	1.32	1.11	1.32	1.76	28

10.81	27.06	1,937	1.10	1.31	1.10	1.31	1.35	43

8.73	(10.61)	146	1.11	1.31	1.11	1.31	2.64	30

$8.48	(11.89)%	$276,005	0.02%	0.72%	0.02%	0.72%	3.67%	29%

10.30	1.07	292,168	0.02	0.71	0.02	0.71	2.97	38

11.04	9.05	359,953	0.02	0.72	0.02	0.72	3.07	19

10.78	19.60	409,144	0.01	0.71	0.01	0.71	2.36	20

9.32	(4.38)	282,274	0.04	0.71	0.04	0.71	1.59	13

8.45	(11.96)	137	0.12	0.82	0.12	0.82	3.68	29

10.27	1.00	218	0.12	0.81	0.12	0.81	3.01	38

11.01	8.93	3,293	0.12	0.82	0.12	0.82	3.09	19

10.76	19.49	3,127	0.11	0.81	0.11	0.81	0.22	20

9.31	(4.44)	57	0.14	0.81	0.14	0.81	0.92	13

8.37	(12.26)	1,115	0.37	1.07	0.37	1.07	3.54	29

10.20	0.82	1,901	0.37	1.06	0.37	1.06	2.58	38

10.95	8.64	1,505	0.37	1.07	0.37	1.07	2.09	19

10.72	19.18	1,009	0.36	1.06	0.36	1.06	1.79	20

9.29	(4.61)	286	0.39	1.06	0.39	1.06	0.23	13

$8.20	(14.73)%	$53,191	0.02%	0.78%	0.01%	0.77%	4.03%	34%

10.23	(1.50)	75,630	0.00	0.76	0.00	0.76	3.13	17

10.68	6.01	75,994	0.00	0.77	0.00	0.77	3.36	9

10.49	23.98	78,610	0.00	0.76	0.00	0.76	2.23	8

8.68	(10.93)	62,809	0.00	0.76	0.00	0.76	1.10	8

8.18	(14.74)	67	0.12	0.88	0.11	0.87	3.14	34

10.20	(1.60)	428	0.10	0.86	0.10	0.86	2.50	17

10.65	5.88	900	0.10	0.87	0.10	0.87	2.58	9

10.47	23.87	349	0.10	0.86	0.10	0.86	0.69	8

8.67	(11.07)	9	0.10	0.86	0.10	0.86	1.01	8

8.10	(15.01)	11,252	0.37	1.13	0.36	1.12	4.66	34

10.14	(1.90)	2,035	0.35	1.11	0.35	1.11	2.32	17

10.61	5.69	1,531	0.35	1.12	0.35	1.12	2.14	9

10.44	23.65	717	0.35	1.11	0.35	1.11	1.02	8

8.66	(11.29)	9	0.35	1.11	0.35	1.11	(0.02)	8

ANNUAL REPORT	JUNE 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE International Fund
Institutional Class

06/30/2020	$9.74	$0.23	$(1.45)	$(1.22)	$(0.41)	$0.00	$0.00	$(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.83	0.28	(1.32)	(1.04)	(0.08)	(0.15)	0.00	(0.23)
I-2

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.83	0.28	(1.33)	(1.05)	(0.08)	(0.15)	0.00	(0.23)
Class A

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.83	0.34	(1.42)	(1.08)	(0.05)	(0.15)	0.00	(0.20)

PIMCO RAE US Fund
Institutional Class

06/30/2020	$11.09	$0.28	$(1.08)	$(0.80)	$(0.32)	$(0.25)	$0.00	$(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.22	0.08	0.30	(0.11)	(0.22)	0.00	(0.33)
I-2

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)

06/30/2016	9.85	0.21	0.08	0.29	(0.11)	(0.22)	0.00	(0.33)
Class A

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

06/30/2016	9.86	0.18	0.07	0.25	(0.10)	(0.22)	0.00	(0.32)

PIMCO RAE US Small Fund
Institutional Class

06/30/2020	$10.72	$0.14	$(1.88)	$(1.74)	$(0.18)	$0.00	$0.00	$(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)

06/30/2016	9.93	0.10	(0.57)	(0.47)	(0.04)	(0.11)	0.00	(0.15)
I-2

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.11	(0.59)	(0.48)	(0.04)	(0.11)	0.00	(0.15)

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.11	(13.27)%	$756,178	0.51%	0.62%	0.50%	0.61%	2.65%	93%

9.74	(2.72)	547,007	0.50	0.61	0.50	0.61	3.41	41

10.60	5.88	543,875	0.51	0.62	0.51	0.62	3.04	47

10.27	22.76	475,759	0.50	0.61	0.50	0.61	2.90	20

8.56	(10.60)	247,182	0.50	0.61	0.50	0.61	3.25	39

8.07	(13.40)	841	0.61	0.72	0.60	0.71	2.39	93

9.71	(2.73)	832	0.60	0.71	0.60	0.71	3.02	41

10.57	5.84	1,994	0.61	0.72	0.61	0.72	2.33	47

10.24	22.67	4,998	0.60	0.71	0.60	0.71	3.03	20

8.55	(10.70)	1,041	0.60	0.71	0.60	0.71	3.24	39

8.01	(13.57)	3,258	0.86	0.97	0.85	0.96	2.05	93

9.64	(3.03)	5,072	0.85	0.96	0.85	0.96	3.06	41

10.53	5.53	5,007	0.86	0.97	0.86	0.97	3.34	47

10.24	22.34	323	0.85	0.96	0.85	0.96	2.99	20

8.55	(10.95)	46	0.85	0.96	0.85	0.96	3.94	39

$9.72	(8.03)%	$578,588	0.41%	0.52%	0.40%	0.51%	2.60%	34%

11.09	4.66	745,741	0.40	0.51	0.40	0.51	2.39	32

11.30	13.22	771,581	0.41	0.52	0.41	0.52	2.06	44

10.57	13.33	620,951	0.40	0.51	0.40	0.51	2.08	31

9.82	3.16	511,838	0.40	0.51	0.40	0.51	2.29	42

9.67	(8.08)	16,970	0.51	0.62	0.50	0.61	2.51	34

11.04	4.58	14,257	0.50	0.61	0.50	0.61	2.25	32

11.26	13.10	7,265	0.51	0.62	0.51	0.62	1.96	44

10.54	13.15	7,769	0.50	0.61	0.50	0.61	1.99	31

9.81	3.09	3,372	0.50	0.61	0.50	0.61	2.23	42

9.55	(8.41)	7,432	0.81	0.92	0.80	0.91	2.21	34

10.93	4.24	8,197	0.80	0.91	0.80	0.91	2.03	32

11.19	12.73	6,973	0.81	0.92	0.81	0.92	1.65	44

10.50	12.83	7,259	0.80	0.91	0.80	0.91	1.68	31

9.79	2.67	2,982	0.80	0.91	0.80	0.91	1.88	42

$8.80	(16.64)%	$288,592	0.53%	0.63%	0.52%	0.62%	1.50%	202%

10.72	(6.74)	119,223	0.51	0.62	0.51	0.62	1.52	64

12.33	16.37	128,985	0.50	0.62	0.50	0.62	1.30	30

11.10	20.70	93,541	0.50	0.61	0.50	0.61	1.13	45

9.31	(4.68)	81,226	0.50	0.61	0.50	0.61	1.10	85

8.76	(16.67)	883	0.63	0.73	0.62	0.72	1.53	202

10.67	(6.85)	2,565	0.61	0.72	0.61	0.72	1.34	64

12.29	16.27	4,366	0.60	0.72	0.60	0.72	1.19	30

11.07	20.59	3,902	0.60	0.71	0.60	0.71	1.12	45

9.29	(4.79)	1,456	0.60	0.71	0.60	0.71	1.26	85

ANNUAL REPORT	JUNE 30, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
Class A

06/30/2020	$10.60	$0.12	$(1.89)	$(1.77)	$(0.15)	$0.00	$0.00	$(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

06/30/2016	9.92	0.08	(0.60)	(0.52)	(0.00)	(0.11)	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$8.68	(16.99)%	$3,900	0.93%	1.03%	0.92%	1.02%	1.22%	202%

10.60	(7.05)	4,023	0.91	1.02	0.91	1.02	1.07	64

12.24	15.83	4,875	0.90	1.02	0.90	1.02	0.82	30

11.05	20.32	8,549	0.90	1.01	0.90	1.01	0.88	45

9.29	(5.11)	1,699	0.90	1.01	0.90	1.01	0.85	85

ANNUAL REPORT	JUNE 30, 2020	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,184,035	$617	$0	$756,654	$600,641	$293,020
Investments in Affiliates	41,651	276,942	64,465	43,067	10,843	9,805
Cash	89	1	67	4,280	0	135
Foreign currency, at value	3,256	0	0	1,955	0	0
Receivable for investments sold	49,384	0	0	9,567	8,158	48
Receivable for Fund shares sold	38	0	8	1	111	2
Interest and/or dividends receivable	9,702	0	0	2,900	832	469
Reimbursement receivable from PIMCO	214	157	41	63	49	24
Other assets	35	0	0	13	0	0
Total Assets	1,288,404	277,717	64,581	818,500	620,634	303,503

Liabilities:

Payable for investments purchased	$30	$0	$0	$691	$0	$34
Payable upon return of securities loaned	41,739	0	0	47,586	10,475	9,939
Deposits from counterparty	0	0	0	605	0	0
Payable for Fund shares redeemed	50,179	299	27	8,945	42	0
Overdraft due to custodian	0	0	0	0	6,496	0
Accrued investment advisory fees	547	92	22	197	130	90
Accrued supervisory and administrative fees	493	69	20	198	132	64
Accrued servicing fees	2	0	2	1	1	1
Other liabilities	0	0	0	0	368	0
Total Liabilities	92,990	460	71	58,223	17,644	10,128

Net Assets	$1,195,414	$277,257	$64,510	$760,277	$602,990	$293,375

Net Assets Consist of:

Paid in capital	$1,734,061	$291,256	$78,813	$774,172	$518,772	$249,346
Distributable earnings (accumulated loss)	(538,647)	(13,999)	(14,303)	(13,895)	84,218	44,029

Net Assets	$1,195,414	$277,257	$64,510	$760,277	$602,990	$293,375

Cost of investments in securities	$1,137,509	$617	$0	$640,237	$500,282	$219,734
Cost of investments in Affiliates	$41,651	$280,928	$75,074	$43,067	$10,843	$9,805
Cost of foreign currency held	$3,256	$0	$0	$1,956	$0	$0

* Includes repurchase agreements of:	$3,934	$617	$0	$0	$0	$1,785
^ Includes securities on loan of:	$38,009	$0	$0	$42,287	$10,238	$9,669

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,184,716	$276,005	$53,191	$756,178	$578,588	$288,592
I-2	3,070	137	67	841	16,970	883
Class A	7,628	1,115	11,252	3,258	7,432	3,900

Shares Issued and Outstanding:

Institutional Class	151,356	32,536	6,486	93,249	59,520	32,779
I-2	394	16	8	104	1,755	101
Class A	984	133	1,389	407	778	449

Net Asset Value Per Share Outstanding(a):

Institutional Class	$7.83	$8.48	$8.20	$8.11	$9.72	$8.80
I-2	7.80	8.45	8.18	8.07	9.67	8.76
Class A	7.75	8.37	8.10	8.01	9.55	8.68

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	JUNE 30, 2020	29

Statements of Operations

Year Ended June 30, 2020
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Interest	$118	$5	$1	$34	$41	$11
Dividends, net of foreign taxes*	87,298	0	0	18,181	21,232	4,052
Dividends from Investments in Affiliates	0	10,760	3,118	0	0	0
Securities lending income	2,347	0	0	468	507	153
Total Income	89,763	10,765	3,119	18,683	21,780	4,216

Expenses:

Investment advisory fees	12,978	1,166	301	1,773	1,809	727
Supervisory and administrative fees	11,699	876	272	1,778	1,839	527
Servicing fees - Class A	31	4	20	11	19	10
Trustee fees	198	22	6	38	57	11
Interest expense	230	11	5	32	38	26
Miscellaneous expense	127	15	4	29	36	11
Total Expenses	25,263	2,094	608	3,661	3,798	1,312
Waiver and/or Reimbursement by PIMCO	(5,389)	(2,036)	(571)	(629)	(780)	(219)
Net Expenses	19,874	58	37	3,032	3,018	1,093

Net Investment Income (Loss)	69,889	10,707	3,082	15,651	18,762	3,123

Net Realized Gain (Loss):

Investments in securities	(537,077)	0	0	(114,698)	(923)	(22,416)
Investments in Affiliates	0	(9,747)	(3,067)	0	0	0
Net capital gain distributions received from Affiliate investments	0	2,927	63	0	0	0
Over the counter financial derivative instruments	(297)	0	0	25	0	0
Foreign currency	(3,513)	0	0	(758)	0	0

Net Realized Gain (Loss)	(540,887)	(6,820)	(3,004)	(115,431)	(923)	(22,416)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(216,033)	0	0	83,112	(74,120)	56,991
Investments in Affiliates	0	(37,695)	(11,704)	0	0	0
Foreign currency assets and liabilities	(232)	0	0	20	0	0

Net Change in Unrealized Appreciation (Depreciation)	(216,265)	(37,695)	(11,704)	83,132	(74,120)	56,991

Net Increase (Decrease) in Net Assets Resulting from Operations	$(687,263)	$(33,808)	$(11,626)	$(16,648)	$(56,281)	$37,698

* Foreign tax withholdings - Dividends	$12,210	$0	$0	$1,962	$0	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2020	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$69,889	$60,975	$10,707	$10,021	$3,082	$2,372
Net realized gain (loss)	(540,887)	(1,282)	(6,820)	16,602	(3,004)	1,398
Net change in unrealized appreciation (depreciation)	(216,265)	13,780	(37,695)	(22,541)	(11,704)	(5,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	(687,263)	73,473	(33,808)	4,082	(11,626)	(1,443)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(84,783)	(196,507)	(21,865)	(26,023)	(4,610)	(1,951)
I-2	(93)	(1,053)	(15)	(170)	(10)	(12)
Class A	(327)	(838)	(120)	(137)	(680)	(37)
Class C	N/A	0 (a)	N/A	0 (a)	N/A	0 (a)

Total Distributions(b)	(85,203)	(198,398)	(22,000)	(26,330)	(5,300)	(2,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(697,563)	914,568	38,778	(49,682)	3,343	1,488

Total Increase (Decrease) in Net Assets	(1,470,029)	789,643	(17,030)	(71,930)	(13,583)	(1,955)

Net Assets:

Beginning of year	2,665,443	1,875,800	294,287	366,217	78,093	80,048
End of year	$1,195,414	$2,665,443	$277,257	$294,287	$64,510	$78,093

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

$15,651	$19,132	$18,762	$18,888	$3,123	$2,244
(115,431)	(8,063)	(923)	18,139	(22,416)	(2,279)
83,132	(26,024)	(74,120)	(81)	56,991	(11,998)

(16,648)	(14,955)	(56,281)	36,946	37,698	(12,033)

(21,270)	(28,805)	(37,126)	(45,510)	(2,600)	(10,827)
(46)	(52)	(1,094)	(389)	(39)	(196)
(183)	(229)	(381)	(672)	(61)	(302)
N/A	0 (a)	N/A	0 (a)	N/A	0 (a)

(21,499)	(29,086)	(38,601)	(46,571)	(2,700)	(11,325)

245,513	45,199	(70,323)	(12,713)	132,566	10,175

207,366	1,158	(165,205)	(22,338)	167,564	(13,183)

552,911	551,753	768,195	790,533	125,811	138,994
$760,277	$552,911	$602,990	$768,195	$293,375	$125,811

ANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

COMMON STOCKS 95.3%

AUSTRALIA 0.0%

MATERIALS 0.0%

MMG Ltd. (a)(c)	1,584,000	$331

Total Australia		331

BRAZIL 3.2%

COMMUNICATION SERVICES 0.2%

TIM Participacoes S.A.	716,000	1,870

CONSUMER DISCRETIONARY 0.3%

Cogna Educacao	287,500	349

Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	111,900	470

Grendene S.A.	151,000	204

Guararapes Confeccoes S.A.	122,400	398

MRV Engenharia e Participacoes S.A.	113,600	376

Petrobras Distribuidora S.A.	54,100	214

Via Varejo S.A. (a)	758,100	2,134

		4,145

CONSUMER STAPLES 0.5%

Ambev S.A.	458,000	1,191

BRF S.A. (a)	400,800	1,567

JBS S.A.	568,800	2,212

Marfrig Global Foods S.A. (a)	540,700	1,254

Natura & Co. Holding S.A.	29,800	218

		6,442

ENERGY 0.3%

Cosan Ltd. ‘A’	149,098	2,246

Cosan S.A.	59,600	777

Ultrapar Participacoes S.A.	71,100	240

		3,263

FINANCIALS 0.5%

Banco BTG Pactual S.A.	24,086	339

Banco do Brasil S.A.	685,100	4,050

Banco Santander Brasil S.A.	116,300	599

Porto Seguro S.A.	100,100	928

		5,916

HEALTH CARE 0.1%

Hypera S.A.	99,000	606

INDUSTRIALS 0.1%

CCR S.A.	358,600	956

Embraer S.A. (a)	146,100	218

		1,174

INFORMATION TECHNOLOGY 0.1%

Cielo S.A.	1,554,600	1,321

MATERIALS 0.5%

Cia Siderurgica Nacional S.A.	418,049	821

Duratex S.A.	80,600	190

Nexa Resources S.A.	94,840	630

	SHARES	MARKET VALUE (000S)

Vale S.A.	464,039	$4,772

		6,413

REAL ESTATE 0.0%

BR Malls Participacoes S.A.	102,900	191

UTILITIES 0.6%

AES Tiete Energia S.A.	273,689	790

Alupar Investimento S.A.	43,500	192

Centrais Eletricas Brasileiras S.A. (a)	136,700	779

Cia de Saneamento Basico do Estado de Sao Paulo	194,900	2,068

Cia de Saneamento de Minas Gerais-COPASA	51,700	553

Cia de Saneamento do Parana	184,800	1,071

EDP - Energias do Brasil S.A.	189,100	606

Engie Brasil Energia S.A.	16,700	129

Light S.A.	116,800	356

Transmissora Alianca de Energia Eletrica S.A.	48,500	251

		6,795

Total Brazil		38,136

CHILE 0.6%

CONSUMER DISCRETIONARY 0.0%

Falabella S.A.	75,586	239

CONSUMER STAPLES 0.2%

Cencosud S.A.	1,217,470	1,704

Cia Cervecerias Unidas S.A.	28,720	207

		1,911

FINANCIALS 0.1%

Banco de Chile	7,029,864	621

Banco de Credito e Inversiones	7,751	263

Banco Santander Chile	4,773,260	195

Itau CorpBanca Chile S.A.	58,294,543	158

		1,237

MATERIALS 0.1%

CAP S.A.	145,800	944

UTILITIES 0.2%

AES Gener S.A.	2,688,046	386

Aguas Andinas S.A. ‘A’	1,119,874	380

Enel Americas S.A.	7,843,540	1,184

Engie Energia Chile S.A.	482,005	645

Inversiones Aguas Metropolitanas S.A.	541,058	464

		3,059

Total Chile		7,390

CHINA 19.4%

COMMUNICATION SERVICES 0.5%

China Telecom Corp. Ltd. ‘H’	16,948,000	4,760

China Tower Corp. Ltd.	1,660,000	295

Sohu.com Ltd. ADR (a)	142,961	1,317

		6,372

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.9%

BAIC Motor Corp. Ltd. ‘H’	3,997,500	$1,749

China Yongda Automobiles Services Holdings Ltd.	846,000	1,024

China ZhengTong Auto Services Holdings Ltd.	1,732,500	250

Dongfeng Motor Group Co. Ltd. ‘H’	2,298,000	1,386

GOME Retail Holdings Ltd. (a)(c)	17,904,000	3,001

Great Wall Motor Co. Ltd. ‘H’	1,166,500	734

Shanghai Jin Jiang Capital Co. Ltd.	2,584,000	459

Vipshop Holdings Ltd. ADR (a)	117,100	2,332

		10,935

CONSUMER STAPLES 0.1%

Hengan International Group Co. Ltd.	124,500	980

Tingyi Cayman Islands Holding Corp.	228,000	355

Want Want China Holdings Ltd.	201,000	153

		1,488

ENERGY 1.5%

China Petroleum & Chemical Corp. ‘H’	26,916,400	11,258

China Shenhua Energy Co. Ltd. ‘H’	2,388,000	3,706

CNOOC Ltd.	826,000	927

PetroChina Co. Ltd. ‘H’	4,238,000	1,417

		17,308

FINANCIALS 11.6%

Agricultural Bank of China Ltd. ‘H’	21,890,000	8,860

Bank of China Ltd. ‘H’	62,608,000	23,192

Bank of Communications Co. Ltd. ‘H’	9,458,000	5,856

China Cinda Asset Management Co. Ltd. ‘H’	15,386,000	3,035

China CITIC Bank Corp. Ltd. ‘H’	8,155,000	3,574

China Construction Bank Corp. ‘H’	62,026,000	50,451

China Everbright Bank Co. Ltd. ‘H’	4,266,000	1,611

China Huarong Asset Management Co. Ltd. ‘H’	17,231,000	1,745

China Life Insurance Co. Ltd. ‘H’	485,000	979

China Merchants Bank Co. Ltd. ‘H’	572,000	2,651

China Minsheng Banking Corp. Ltd. ‘H’	8,556,420	5,890

Chongqing Rural Commercial Bank Co. Ltd. ‘H’	3,144,000	1,243

Industrial & Commercial Bank of China Ltd. ‘H’	35,859,000	21,679

PICC Property & Casualty Co. Ltd. ‘H’	1,804,000	1,499

Ping An Insurance Group Co. of China Ltd. ‘H’	321,500	3,205

Postal Savings Bank of China Co. Ltd. ‘H’	6,073,000	3,499

		138,969

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	1,846,500	$1,070

Sihuan Pharmaceutical Holdings Group Ltd. (c)	5,887,000	563

Sinopharm Group Co. Ltd. ‘H’	384,400	988

		2,621

INDUSTRIALS 1.1%

Air China Ltd. ‘H’	1,066,000	641

Beijing Capital International Airport Co. Ltd. ‘H’	432,000	270

China Communications Construction Co. Ltd. ‘H’	2,926,000	1,660

China Communications Services Corp. Ltd. ‘H’	1,106,000	693

China Eastern Airlines Corp. Ltd. ‘H’	686,000	247

China International Marine Containers Group Co. Ltd. ‘H’ (c)	620,600	506

China Lesso Group Holdings Ltd. ‘L’	994,000	1,305

China Machinery Engineering Corp. ‘H’	349,000	92

China Railway Construction Corp. Ltd. ‘H’	1,077,500	854

China Railway Group Ltd. ‘H’	819,000	423

China Southern Airlines Co. Ltd. ‘H’	1,612,000	721

Fosun International Ltd.	1,375,000	1,762

Guangshen Railway Co. Ltd. ‘H’	1,442,000	271

Harbin Electric Co. Ltd. ‘H’	1,000,000	391

Metallurgical Corp. of China Ltd.	1,293,000	206

Shenzhen Expressway Co. Ltd. ‘H’	148,000	150

Sinopec Engineering Group Co. Ltd. ‘H’	555,000	238

Sinotruk Hong Kong Ltd.	69,500	181

Weichai Power Co. Ltd. ‘H’	483,000	910

Yangzijiang Shipbuilding Holdings Ltd.	315,600	213

Zhejiang Expressway Co. Ltd. ‘H’	1,088,000	773

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	350,800	272

		12,779

INFORMATION TECHNOLOGY 0.8%

AAC Technologies Holdings, Inc. (c)	203,000	1,254

BYD Electronic International Co. Ltd. (c)	283,500	655

FIH Mobile Ltd. (a)(c)	7,490,000	807

Lenovo Group Ltd.	6,784,000	3,785

Semiconductor Manufacturing International Corp. (a)(c)	867,500	3,043

		9,544

MATERIALS 0.7%

Angang Steel Co. Ltd. ‘H’	874,000	215

BBMG Corp. ‘H’ (c)	525,000	103

China BlueChemical Ltd. ‘H’	1,802,000	269

China Hongqiao Group Ltd.	1,719,000	765

China National Building Material Co. Ltd. ‘H’	6,141,400	6,587

China Oriental Group Co. Ltd.	866,000	238

China Zhongwang Holdings Ltd.	1,241,600	235

		8,412

	SHARES	MARKET VALUE (000S)
REAL ESTATE 1.8%

Agile Group Holdings Ltd.	1,550,000	$1,837

Beijing Capital Land Ltd. ‘H’ (c)	2,270,000	431

Beijing North Star Co. Ltd. ‘H’	570,000	126

China Aoyuan Group Ltd.	106,000	130

China Evergrande Group (c)	622,000	1,619

China SCE Group Holdings Ltd.	1,461,000	638

China Vanke Co. Ltd. ‘H’	294,900	941

CIFI Holdings Group Co. Ltd.	220,000	173

Country Garden Holdings Co. Ltd.	328,000	407

Fantasia Holdings Group Co. Ltd.	1,521,000	287

Greentown China Holdings Ltd.	1,810,000	1,822

Guangzhou R&F Properties Co. Ltd. ‘H’	1,960,200	2,307

Guorui Properties Ltd. (c)	1,618,000	244

Kaisa Group Holdings Ltd.	2,399,000	913

KWG Property Holding Ltd.	1,264,000	2,148

Longfor Group Holdings Ltd.	196,000	938

Powerlong Real Estate Holdings Ltd.	2,617,000	1,475

Seazen Group Ltd. (c)	233,138	202

Shui On Land Ltd.	3,994,500	674

Sino-Ocean Group Holding Ltd.	3,540,500	852

SOHO China Ltd.	2,009,500	710

Times China Holdings Ltd.	322,000	600

Yuzhou Properties Co. Ltd.	2,146,000	935

Zall Smart Commerce Group Ltd. (a)(c)	4,712,000	434

		20,843

UTILITIES 0.2%

China Longyuan Power Group Corp. Ltd. ‘H’	814,000	459

Datang International Power Generation Co. Ltd. ‘H’	1,450,000	190

Huadian Fuxin Energy Corp. Ltd. ‘H’	760,000	245

Huadian Power International Corp. Ltd. ‘H’	3,056,000	883

Huaneng Power International, Inc. ‘H’	2,550,000	962

		2,739

Total China		232,010

CYPRUS 0.1%

MATERIALS 0.1%

Polymetal International PLC	31,588	632

Total Cyprus		632

GREECE 1.0%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	97,458	1,317

CONSUMER DISCRETIONARY 0.1%

FF Group «(a)	51,384	0

OPAP S.A.	62,778	598

		598

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	17,865	247

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.6%

Alpha Bank AE (a)	2,563,779	$1,926

Eurobank Ergasias S.A. (a)	3,861,749	1,788

National Bank of Greece S.A. (a)	1,278,005	1,809

Piraeus Bank S.A. (a)(c)	1,184,663	2,104

		7,627

UTILITIES 0.2%

Public Power Corp. S.A. (a)(c)	486,741	1,907

Total Greece		11,696

HONG KONG 4.0%

COMMUNICATION SERVICES 1.3%

China Mobile Ltd.	1,915,500	12,933

China Unicom Hong Kong Ltd.	5,728,000	3,117

		16,050

CONSUMER DISCRETIONARY 0.0%

China Travel International Investment Hong Kong Ltd.	2,294,000	327

FINANCIALS 0.5%

BOC Hong Kong Holdings Ltd.	809,000	2,590

China Everbright Ltd.	1,158,000	1,687

China Taiping Insurance Holdings Co. Ltd.	1,389,800	2,245

Far East Horizon Ltd.	288,000	246

		6,768

INDUSTRIALS 0.7%

China Merchants Port Holdings Co. Ltd.	562,000	667

China State Construction International Holdings Ltd.	168,000	99

CITIC Ltd.	6,177,000	5,833

COSCO SHIPPING Ports Ltd.	948,000	511

Shanghai Industrial Holdings Ltd.	590,000	911

		8,021

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	524,000	646

REAL ESTATE 0.9%

China Jinmao Holdings Group Ltd.	1,456,000	1,036

China Overseas Grand Oceans Group Ltd.	1,507,000	859

China Overseas Land & Investment Ltd.	1,056,000	3,224

China Resources Land Ltd.	542,000	2,072

Poly Property Group Co. Ltd.	2,724,000	825

Shanghai Industrial Urban Development Group Ltd.	1,235,000	143

Shenzhen Investment Ltd.	3,524,000	1,122

Yuexiu Property Co. Ltd.	7,820,000	1,403

		10,684

UTILITIES 0.5%

Beijing Enterprises Holdings Ltd.	99,000	333

China Power International Development Ltd.	5,495,000	1,011

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	35

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)

China Resources Power Holdings Co. Ltd.	3,516,000	$4,148

Kunlun Energy Co. Ltd.	306,000	200

		5,692

Total Hong Kong		48,188

INDIA 9.2%

COMMUNICATION SERVICES 0.6%

Bharti Airtel Ltd. (a)	279,306	2,075

Bharti Infratel Ltd.	123,236	362

Vodafone Idea Ltd. (a)	30,935,718	4,336

		6,773

CONSUMER DISCRETIONARY 1.4%

Apollo Tyres Ltd.	231,510	331

Bosch Ltd.	1,610	244

Hero MotoCorp Ltd.	59,482	2,010

Mahindra & Mahindra Ltd.	117,180	795

Motherson Sumi Systems Ltd.	296,489	373

Tata Motors Ltd. (a)	9,509,377	12,472

		16,225

CONSUMER STAPLES 0.0%

Tata Consumer Products Ltd.	104,016	534

ENERGY 2.1%

Bharat Petroleum Corp. Ltd.	1,347,253	6,680

Coal India Ltd.	1,290,558	2,280

Hindustan Petroleum Corp. Ltd.	820,456	2,362

Indian Oil Corp. Ltd.	4,258,248	4,825

Mangalore Refinery & Petrochemicals Ltd.	227,950	111

Oil & Natural Gas Corp. Ltd.	6,269,573	6,808

Oil India Ltd.	918,504	1,145

Petronet LNG Ltd. (a)	242,446	830

		25,041

FINANCIALS 1.8%

Axis Bank Ltd.	35,720	193

Bank of Baroda (a)	1,134,901	730

Bank of India (a)	874,732	567

Canara Bank	682,173	911

General Insurance Corp. of India	108,135	214

ICICI Bank Ltd.	566,260	2,640

IDFC Ltd.	1,517,858	369

Indiabulls Housing Finance Ltd.	1,652,972	4,533

Indian Bank (a)	339,070	279

LIC Housing Finance Ltd.	47,000	165

Power Finance Corp. Ltd.	2,185,865	2,435

Punjab National Bank (a)	1,316,638	607

REC Ltd.	1,899,446	2,727

Shriram Transport Finance Co. Ltd.	121,310	1,107

State Bank of India (a)	1,107,428	2,624

Union Bank of India (a)	1,852,779	782

Yes Bank Ltd. «	3,406,176	924

		21,807

HEALTH CARE 0.1%

Dr Reddy’s Laboratories Ltd.	11,193	586

	SHARES	MARKET VALUE (000S)

Sun Pharmaceutical Industries Ltd. (a)	173,379	$1,089

		1,675

INDUSTRIALS 0.2%

Adani Enterprises Ltd.	145,050	304

Bharat Electronics Ltd. (a)	266,501	314

Bharat Heavy Electricals Ltd.	3,004,536	1,424

Larsen & Toubro Ltd.	31,550	396

		2,438

INFORMATION TECHNOLOGY 0.2%

HCL Technologies Ltd.	24,972	184

Infosys Ltd.	111,440	1,083

Wipro Ltd.	164,292	480

		1,747

MATERIALS 2.2%

Grasim Industries Ltd. (a)	26,723	219

Hindalco Industries Ltd.	2,178,191	4,265

Jindal Steel & Power Ltd. (a)	1,509,573	3,284

JSW Steel Ltd.	509,711	1,291

National Aluminium Co. Ltd.	4,107,720	1,745

NMDC Ltd.	1,364,577	1,477

Steel Authority of India Ltd.	2,768,577	1,130

Tata Chemicals Ltd.	129,352	533

Tata Steel Ltd.	1,134,357	4,967

Vedanta Ltd.	5,276,951	7,539

		26,450

UTILITIES 0.6%

Adani Power Ltd. (a)	840,540	402

GAIL India Ltd.	170,431	232

NHPC Ltd.	627,782	167

NTPC Ltd.	1,161,312	1,477

Power Grid Corp. of India Ltd.	383,622	890

Reliance Infrastructure Ltd. (a)	4,053,239	2,085

Reliance Power Ltd. (a)	13,074,968	736

Tata Power Co. Ltd. (a)	2,367,170	1,411

		7,400

Total India		110,090

INDONESIA 0.9%

COMMUNICATION SERVICES 0.2%

Indosat Tbk PT (a)	1,947,500	322

Telekomunikasi Indonesia Persero Tbk PT	10,910,400	2,337

XL Axiata Tbk PT	1,357,900	265

		2,924

CONSUMER DISCRETIONARY 0.1%

Astra International Tbk PT	2,440,100	825

CONSUMER STAPLES 0.1%

Indofood Sukses Makmur Tbk PT	2,644,900	1,215

ENERGY 0.1%

Adaro Energy Tbk PT	14,874,000	1,047

Indo Tambangraya Megah Tbk PT	679,100	340

		1,387

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Bank Mandiri Persero Tbk PT	2,494,100	$866

Bank Negara Indonesia Persero Tbk PT	2,036,600	658

Bank Rakyat Indonesia Persero Tbk PT	5,633,400	1,202

Bank Tabungan Negara Persero Tbk PT	1,712,500	151

		2,877

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	2,229,600	229

MATERIALS 0.1%

Indocement Tunggal Prakarsa Tbk PT	573,700	476

Semen Indonesia Persero Tbk PT	561,800	381

		857

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	12,380,000	992

Total Indonesia		11,306

MALAYSIA 1.6%

COMMUNICATION SERVICES 0.3%

Axiata Group Bhd.	946,400	788

Telekom Malaysia Bhd.	2,019,400	1,962

		2,750

CONSUMER DISCRETIONARY 0.2%

DRB-Hicom Bhd.	1,211,000	488

Genting Bhd.	1,604,700	1,545

		2,033

CONSUMER STAPLES 0.1%

British American Tobacco Malaysia Bhd.	129,400	327

Felda Global Ventures Holdings Bhd.	3,166,800	741

		1,068

ENERGY 0.0%

Sapura Energy Bhd. (a)	13,953,100	318

FINANCIALS 0.5%

Alliance Bank Malaysia Bhd.	509,500	260

AMMB Holdings Bhd.	779,300	568

CIMB Group Holdings Bhd.	1,872,800	1,562

Hong Leong Financial Group Bhd.	143,500	442

Malayan Banking Bhd.	1,101,200	1,935

Public Bank Bhd.	152,400	589

RHB Bank Bhd.	837,200	938

		6,294

INDUSTRIALS 0.3%

AirAsia Group Bhd.	8,931,600	1,846

Gamuda Bhd.	280,200	239

IJM Corp. Bhd.	1,584,300	674

MISC Bhd.	369,900	663

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Sime Darby Bhd.	743,000	$374

		3,796

REAL ESTATE 0.0%

Sunway Bhd.	1,107,614	355

UTILITIES 0.2%

Tenaga Nasional Bhd.	582,800	1,585

YTL Corp. Bhd.	673,000	131

YTL Power International Bhd.	2,868,514	450

		2,166

Total Malaysia		18,780

MEXICO 3.4%

COMMUNICATION SERVICES 1.5%

America Movil S.A.B. de C.V.	24,352,180	15,628

Grupo Televisa S.A.B.	2,054,900	2,157

		17,785

CONSUMER DISCRETIONARY 0.0%

Alsea S.A.B. de C.V. (a)	201,600	199

CONSUMER STAPLES 0.5%

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	22,115	970

Fomento Economico Mexicano, S.A.B. de C.V.	20,767	1,288

Gruma S.A.B. de C.V. ‘B’	19,705	213

Grupo Bimbo S.A.B. de C.V. ‘A’	989,100	1,655

Grupo Lala S.A.B. de C.V.	337,400	178

Industrias Bachoco S.A.B. de C.V.	74,100	216

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	391,500	611

Wal-Mart de Mexico S.A.B. de C.V.	490,900	1,178

		6,309

FINANCIALS 0.2%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand	206,900	151

Gentera S.A.B. de C.V.	878,600	421

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	358,300	1,243

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’	737,800	512

		2,327

INDUSTRIALS 0.2%

Alfa S.A.B. de C.V. ‘A’	3,341,400	1,883

MATERIALS 1.0%

Cemex S.A.B. de C.V.	4,960,430	1,399

Cemex S.A.B. de C.V. SP - ADR	2,343,137	6,748

Grupo Mexico S.A.B. de C.V. ‘B’	1,013,900	2,357

Industrias Penoles S.A.B. de C.V.	94,645	966

Orbia Advance Corp. S.A.B. de C.V.	139,600	206

		11,676

Total Mexico		40,179

	SHARES	MARKET VALUE (000S)
PHILIPPINES 0.5%

COMMUNICATION SERVICES 0.3%

Globe Telecom, Inc.	16,550	$688

PLDT, Inc.	124,565	3,101

		3,789

FINANCIALS 0.0%

Metropolitan Bank & Trust Co.	250,434	187

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	4,496,000	616

DMCI Holdings, Inc.	2,658,300	220

International Container Terminal Services, Inc.	87,650	180

JG Summit Holdings, Inc.	196,640	257

San Miguel Corp.	89,530	180

		1,453

UTILITIES 0.1%

Aboitiz Power Corp.	432,000	235

First Gen Corp.	583,200	288

Manila Electric Co.	44,880	242

		765

Total Philippines		6,194

POLAND 1.2%

COMMUNICATION SERVICES 0.3%

Orange Polska S.A. (a)	810,946	1,283

PLAY Communications S.A.	285,165	2,202

		3,485

ENERGY 0.2%

Polski Koncern Naftowy ORLEN S.A.	51,225	814

Polskie Gornictwo Naftowe i Gazownictwo S.A.	899,169	1,037

		1,851

FINANCIALS 0.3%

Alior Bank S.A. (a)(c)	150,980	622

Bank Handlowy w Warszawie S.A.	21,749	211

Bank Polska Kasa Opieki S.A.	142,601	1,954

Powszechna Kasa Oszczednosci Bank Polski S.A.	89,985	524

Powszechny Zaklad Ubezpieczen S.A.	41,520	306

		3,617

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	27,249	456

MATERIALS 0.1%

Jastrzebska Spolka Weglowa S.A. (c)	165,153	791

KGHM Polska Miedz S.A. (a)	39,245	912

		1,703

UTILITIES 0.3%

Enea S.A. (a)	130,882	238

PGE Polska Grupa Energetyczna S.A. (a)	827,069	1,446

	SHARES	MARKET VALUE (000S)

Tauron Polska Energia S.A. (a)	2,378,252	$1,432

		3,116

Total Poland		14,228

RUSSIA 9.1%

COMMUNICATION SERVICES 1.1%

Mobile TeleSystems PJSC (c)	1,690,760	7,895

Rostelecom PJSC	984,040	1,217

Sistema PJSC FC	14,857,260	3,589

		12,701

CONSUMER DISCRETIONARY 0.0%

M.Video PJSC	25,560	146

CONSUMER STAPLES 0.7%

Magnit PJSC (c)	111,131	6,305

X5 Retail Group NV GDR	74,273	2,634

		8,939

ENERGY 4.6%

Gazprom Neft PJSC SP - ADR (c)	24,624	564

Gazprom PJSC	340,282	928

Gazprom PJSC SP - ADR	5,083,382	27,450

LUKOIL PJSC	3,610	269

Lukoil PJSC SP - ADR	157,707	11,723

Rosneft Oil Co. PJSC	314,961	1,602

Surgutneftegas OJSC SP - ADR	2,152,883	11,603

TMK PJSC	603,340	510

		54,649

FINANCIALS 0.4%

Sberbank of Russia PJSC	1,437,540	4,110

VTB Bank PJSC	1,102,550,000	544

		4,654

INDUSTRIALS 0.2%

Aeroflot PJSC (c)	1,792,460	2,067

Globaltrans Investment PLC GDR	79,470	429

		2,496

MATERIALS 1.2%

Alrosa PJSC (c)	2,229,000	2,027

Evraz PLC	46,412	164

Magnitogorsk Iron & Steel Works PJSC	1,993,100	1,039

Mechel PJSC (a)	1,041,700	956

MMC Norilsk Nickel PJSC	5,880	1,550

MMC Norilsk Nickel PJSC ADR	202,370	5,290

Novolipetsk Steel PJSC	346,340	687

Novolipetsk Steel PJSC GDR	7,265	144

PhosAgro PJSC GDR	63,502	784

Severstal PAO	39,965	486

Severstal PAO (c)	150,119	1,817

		14,944

REAL ESTATE 0.1%

LSR Group PJSC	63,625	628

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	37

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)
UTILITIES 0.8%

Federal Grid Co. Unified Energy System PJSC	610,160,000	$1,608

Inter RAO UES PJSC	10,199,000	699

OGK-2 PJSC	108,902,000	1,213

Rosseti PJSC	102,614,012	2,165

RusHydro PJSC (c)	320,880,000	3,315

Unipro PJSC (c)	16,686,000	655

		9,655

Total Russia		108,812

SOUTH AFRICA 3.9%

COMMUNICATION SERVICES 0.7%

MTN Group Ltd.	1,836,030	5,623

Telkom S.A. SOC Ltd.	878,031	1,506

Vodacom Group Ltd. (c)	92,910	659

		7,788

CONSUMER DISCRETIONARY 0.2%

Motus Holdings Ltd. (a)	338,586	600

Pepkor Holdings Ltd.	372,516	236

Truworths International Ltd.	316,223	620

Woolworths Holdings Ltd.	605,388	1,157

		2,613

CONSUMER STAPLES 0.1%

Massmart Holdings Ltd. (c)	307,953	409

Shoprite Holdings Ltd.	48,374	297

Tiger Brands Ltd.	73,321	754

		1,460

ENERGY 0.0%

Exxaro Resources Ltd.	37,414	282

FINANCIALS 1.1%

Absa Group Ltd.	541,183	2,672

FirstRand Ltd.	682,100	1,500

Investec Ltd.	215,157	430

Liberty Holdings Ltd.	170,063	651

Momentum Metropolitan Holdings	1,463,592	1,490

Nedbank Group Ltd.	344,736	2,021

Ninety One Ltd. (a)	150,247	379

Sanlam Ltd.	92,291	314

Standard Bank Group Ltd.	629,766	3,801

		13,258

HEALTH CARE 0.5%

Aspen Pharmacare Holdings Ltd.	273,540	2,272

Life Healthcare Group Holdings Ltd.	699,950	674

Netcare Ltd.	2,862,773	2,251

		5,197

INDUSTRIALS 0.1%

Barloworld Ltd.	310,052	1,236

MATERIALS 1.2%

AngloGold Ashanti Ltd.	42,680	1,256

Gold Fields Ltd. SP - ADR	795,626	7,479

	SHARES	MARKET VALUE (000S)

Kumba Iron Ore Ltd.	56,145	$1,501

Sappi Ltd.	430,753	673

Sasol Ltd.	355,722	2,731

Sibanye Stillwater Ltd. (a)(c)	473,936	1,029

		14,669

Total South Africa		46,503

SOUTH KOREA 17.0%

COMMUNICATION SERVICES 1.3%

KT Corp. SP - ADR	874,264	8,515

LG Uplus Corp.	450,572	4,605

SK Telecom Co. Ltd. SP - ADR	141,668	2,737

		15,857

CONSUMER DISCRETIONARY 3.4%

Hankook Tire & Technology Co. Ltd.	67,957	1,406

Hyundai Department Store Co. Ltd.	27,210	1,280

Hyundai Mobis Co. Ltd.	16,418	2,635

Hyundai Motor Co.	145,186	11,926

Hyundai Wia Corp.	29,522	859

Kia Motors Corp.	422,483	11,417

Kumho Tire Co., Inc. (a)	104,760	264

LG Electronics, Inc.	116,702	6,185

LOTTE Himart Co. Ltd.	41,915	1,349

Lotte Shopping Co. Ltd.	37,208	2,487

Mando Corp.	24,019	452

Shinsegae, Inc.	3,649	676

		40,936

CONSUMER STAPLES 0.7%

Amorepacific Corp.	22,161	960

CJ CheilJedang Corp.	5,596	1,528

E-MART, Inc.	30,157	2,666

Harim Holdings Co. Ltd.	27,509	155

Hite Jinro Co. Ltd.	45,180	1,656

KT&G Corp.	21,410	1,398

		8,363

ENERGY 0.2%

GS Holdings Corp.	70,348	2,131

SK Innovation Co. Ltd.	4,747	525

		2,656

FINANCIALS 3.0%

BNK Financial Group, Inc.	392,397	1,648

DB Insurance Co. Ltd.	51,057	1,831

DGB Financial Group, Inc.	273,133	1,174

Hana Financial Group, Inc.	201,501	4,583

Hanwha Life Insurance Co. Ltd.	1,341,492	1,539

Hyundai Marine & Fire Insurance Co. Ltd.	99,017	1,901

Industrial Bank of Korea	334,936	2,276

JB Financial Group Co. Ltd.	224,300	889

KB Financial Group, Inc.	174,141	4,930

Meritz Financial Group, Inc.	19,200	150

Meritz Fire & Marine Insurance Co. Ltd.	57,830	613

Samsung Card Co. Ltd.	36,513	835

Samsung Fire & Marine Insurance Co. Ltd.	12,323	1,812

Samsung Life Insurance Co. Ltd.	97,318	3,659

	SHARES	MARKET VALUE (000S)

Shinhan Financial Group Co. Ltd.	341,012	$8,241

		36,081

INDUSTRIALS 1.9%

Asiana Airlines, Inc. (a)	368,160	1,192

CJ Corp.	32,954	2,381

Daelim Industrial Co. Ltd.	8,238	567

Doosan Bobcat, Inc.	6,225	139

Doosan Co. Ltd.	42,457	1,355

Doosan Fuel Cell Co. Ltd. (a)	25,014	679

Doosan Heavy Industries & Construction Co. Ltd. (a)(c)	595,128	2,423

Doosan Infracore Co. Ltd. (a)	444,338	2,713

Hanwha Corp.	170,775	3,189

Hyundai Engineering & Construction Co. Ltd.	66,288	1,836

Hyundai Glovis Co. Ltd.	2,401	204

KCC Corp.	5,159	574

KCC Glass Corp. (a)	1	0

Korean Air Lines Co. Ltd.	19,766	290

LG International Corp.	31,981	417

LS Corp.	38,953	1,136

Samsung C&T Corp.	17,078	1,661

SK Networks Co. Ltd.	443,229	1,760

		22,516

INFORMATION TECHNOLOGY 4.3%

Doosan Solus Co. Ltd. (a)	12,358	348

LG Display Co. Ltd.	698,662	6,689

Samsung Electronics Co. Ltd.	906,327	40,121

SK Hynix, Inc.	60,124	4,293

		51,451

MATERIALS 1.3%

Dongkuk Steel Mill Co. Ltd.	119,666	532

Hanwha Chemical Corp.	84,850	1,378

Hyundai Steel Co.	136,922	2,368

Kolon Industries, Inc.	35,280	948

Korea Petrochemical Ind Co. Ltd.	8,420	798

Lotte Chemical Corp.	9,047	1,265

POSCO	55,193	8,039

Taekwang Industrial Co. Ltd.	240	139

		15,467

UTILITIES 0.9%

Korea Electric Power Corp.	591,198	9,641

Korea Gas Corp.	13,735	301

		9,942

Total South Korea		203,269

TAIWAN 13.6%

COMMUNICATION SERVICES 0.2%

Chunghwa Telecom Co. Ltd.	384,000	1,525

Far EasTone Telecommunications Co. Ltd.	261,000	603

		2,128

CONSUMER DISCRETIONARY 0.6%

Cheng Shin Rubber Industry Co. Ltd.	749,000	861

Far Eastern Department Stores Ltd.	1,313,000	1,111

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Formosa Taffeta Co. Ltd.	368,000	$456

Hotai Motor Co. Ltd.	8,000	192

Pou Chen Corp.	2,506,000	2,458

Ruentex Industries Ltd.	498,000	1,198

Yulon Motor Co. Ltd.	1,342,000	988

		7,264

CONSUMER STAPLES 0.1%

Uni-President Enterprises Corp.	762,640	1,848

FINANCIALS 2.7%

Cathay Financial Holding Co. Ltd.	2,846,581	4,049

Chang Hwa Commercial Bank Ltd.	440,844	290

China Development Financial Holding Corp.	2,358,000	758

China Life Insurance Co. Ltd.	2,504,964	1,861

CTBC Financial Holding Co. Ltd.	2,874,000	1,992

E.Sun Financial Holding Co. Ltd.	311,645	295

First Financial Holding Co. Ltd.	1,545,544	1,191

Fubon Financial Holding Co. Ltd.	2,408,000	3,595

Hua Nan Financial Holdings Co. Ltd. ‘C’	1,168,138	795

Mega Financial Holding Co. Ltd.	3,072,658	3,230

Mercuries Life Insurance Co. Ltd. (a)	736,082	251

Shanghai Commercial & Savings Bank Ltd.	898,511	1,393

Shin Kong Financial Holding Co. Ltd.	23,183,764	6,792

SinoPac Financial Holdings Co. Ltd.	4,089,494	1,512

Taishin Financial Holding Co. Ltd.	1,314,581	598

Taiwan Business Bank	666,190	245

Taiwan Cooperative Financial Holding Co. Ltd.	1,436,685	1,014

Yuanta Financial Holding Co. Ltd.	3,151,000	1,875

		31,736

INDUSTRIALS 0.4%

China Airlines Ltd.	3,818,000	1,066

Eva Airways Corp.	2,052,686	784

Far Eastern New Century Corp.	1,442,520	1,370

Teco Electric and Machinery Co. Ltd.	1,308,000	1,203

Walsin Lihwa Corp.	614,000	305

		4,728

INFORMATION TECHNOLOGY 9.3%

Acer, Inc.	601,000	366

Asustek Computer, Inc.	907,000	6,664

AU Optronics Corp.	33,055,000	10,433

Catcher Technology Co. Ltd. (a)	74,000	561

Chicony Electronics Co. Ltd.	397,225	1,151

Compal Electronics, Inc.	6,231,000	4,078

Delta Electronics, Inc.	301,000	1,718

Foxconn Technology Co. Ltd.	698,000	1,344

Hon Hai Precision Industry Co. Ltd.	5,148,316	15,116

Innolux Corp.	32,480,000	8,749

Inventec Corp.	3,132,000	2,674

Lite-On Technology Corp.	1,716,035	2,702

	SHARES	MARKET VALUE (000S)

MediaTek, Inc.	245,000	$4,844

Nanya Technology Corp.	170,000	355

Novatek Microelectronics Corp.	158,000	1,228

Pegatron Corp.	3,373,000	7,357

Powertech Technology, Inc.	615,000	2,245

Quanta Computer, Inc.	1,566,000	3,789

Synnex Technology International Corp.	578,650	820

Taiwan Semiconductor Manufacturing Co. Ltd.	1,177,360	12,574

Taiwan Semiconductor Manufacturing Co. Ltd. SP - ADR	119,112	6,762

United Microelectronics Corp.	14,692,000	7,943

Winbond Electronics Corp.	636,000	290

Wistron Corp.	3,625,515	4,426

WPG Holdings Ltd.	1,403,320	1,872

Zhen Ding Technology Holding Ltd.	237,000	1,040

		111,101

MATERIALS 0.3%

Asia Cement Corp.	268,000	397

China Steel Corp.	2,058,000	1,449

Formosa Chemicals & Fibre Corp.	149,000	384

Nan Ya Plastics Corp.	340,000	747

Taiwan Cement Corp.	470,662	685

		3,662

REAL ESTATE 0.0%

Farglory Land Development Co. Ltd.	129,000	207

Highwealth Construction Corp.	80,000	119

		326

Total Taiwan		162,793

THAILAND 2.3%

COMMUNICATION SERVICES 0.1%

Advanced Info Service PCL	96,700	582

Total Access Communication PCL	355,500	454

		1,036

CONSUMER STAPLES 0.1%

Charoen Pokphand Foods PCL	1,414,200	1,459

Thai Beverage PCL	421,000	205

Thai Union Group PCL ‘F’	592,200	249

		1,913

ENERGY 0.5%

Bangchak Corp. PCL	941,300	646

Banpu PCL (c)	2,651,500	530

IRPC PCL	2,351,500	201

PTT Exploration & Production PCL	184,100	553

PTT PCL	2,025,400	2,500

Star Petroleum Refining PCL	7,146,400	1,559

Thai Oil PCL	121,000	176

		6,165

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.2%

Bangkok Bank PCL	641,800	$2,239

Kasikornbank PCL	849,500	2,579

Kiatnakin Bank PCL	307,800	400

Krung Thai Bank PCL	5,780,675	1,932

Siam Commercial Bank PCL	1,429,700	3,370

Thanachart Capital PCL	2,020,504	2,339

Tisco Financial Group PCL	227,600	514

TMB Bank PCL	17,272,800	591

		13,964

INDUSTRIALS 0.1%

Delta Electronics Thailand PCL (c)	447,797	779

Thai Airways International PCL (a)	970,000	121

		900

MATERIALS 0.3%

PTT Global Chemical PCL	934,600	1,412

Siam Cement PCL	154,200	1,844

		3,256

REAL ESTATE 0.0%

Pruksa Holding PCL	704,300	263

UTILITIES 0.0%

Ratch Group PCL	124,200	252

Total Thailand		27,749

TURKEY 4.3%

COMMUNICATION SERVICES 0.4%

Turk Telekomunikasyon A/S	2,105,921	2,493

Turkcell Iletisim Hizmetleri A/S	1,175,774	2,803

		5,296

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S (a)(c)	414,680	1,206

Tofas Turk Otomobil Fabrikasi A/S	248,342	966

Vestel Elektronik Sanayi ve Ticaret A/S (a)(c)	335,505	794

		2,966

CONSUMER STAPLES 0.3%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	270,457	841

Coca-Cola Icecek A/S	60,364	384

Migros Ticaret A/S (a)	354,975	1,998

		3,223

ENERGY 0.1%

Tupras Turkiye Petrol Rafinerileri A/S	69,210	905

FINANCIALS 2.4%

Akbank T.A.S.	4,155,905	3,687

Haci Omer Sabanci Holding A/S	4,767,960	6,420

Turkiye Garanti Bankasi A/S	3,553,760	4,382

Turkiye Halk Bankasi A/S	5,400,870	5,038

Turkiye Is Bankasi ‘C’	5,272,920	4,307

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	39

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Turkiye Vakiflar Bankasi TAO ‘D’	3,127,620	$2,435

Yapi ve Kredi Bankasi A/S (a)(c)	6,129,872	2,187

		28,456

INDUSTRIALS 0.6%

AG Anadolu Grubu Holding A.S.	404,698	1,192

Enka Insaat ve Sanayi A/S	1,258,949	1,134

KOC Holding A/S	544,150	1,431

TAV Havalimanlari Holding A/S (c)	161,052	456

Turk Hava Yollari AO (a)(c)	1,418,390	2,582

Turkiye Sise ve Cam Fabrikalari A/S	780,173	633

		7,428

MATERIALS 0.2%

Eregli Demir ve Celik Fabrikalari TAS	1,446,153	1,811

UTILITIES 0.1%

Enerjisa Enerji A/S	725,812	911

Total Turkey		50,996

Total Common Stocks (Cost $1,095,927)		1,139,282

PREFERRED STOCKS 2.9%

BRAZIL 2.7%

BANKING & FINANCE 1.2%

Banco Bradesco S.A.	1,934,001	7,362

Banco do Estado do Rio Grande do Sul S.A.	511,700	1,275

Itau Unibanco Holding S.A.	1,293,089	6,051

		14,688

COMMUNICATION SERVICES 0.3%

Telefonica Brasil S.A.	380,100	3,357

INDUSTRIALS 0.4%

Braskem S.A.	175,100	748

Gerdau S.A.	143,638	423

Metalurgica Gerdau S.A.	2,398,400	3,224

		4,395

UTILITIES 0.8%

Cia de Transmissao de Energia Eletrica Paulista	70,400	271

	SHARES	MARKET VALUE (000S)

Cia Energetica de Minas Gerais	743,406	$1,506

Cia Energetica de Sao Paulo	328,100	1,749

Cia Paranaense de Energia	287,800	3,219

Petroleo Brasileiro S.A.	638,900	2,532

		9,277

Total Brazil		31,717

CHILE 0.0%

INDUSTRIALS 0.0%

Embotelladora Andina S.A.	216,974	531

Total Chile		531

RUSSIA 0.2%

UTILITIES 0.2%

Bashneft PJSC	29,988	606

Transneft PJSC	740	1,397

		2,003

Total Russia		2,003

Total Preferred Stocks (Cost $31,808)		34,251

REAL ESTATE INVESTMENT TRUSTS 0.5%

MEXICO 0.1%

REAL ESTATE 0.1%

Fibra Uno Administracion S.A. de C.V.	571,900	454

Total Mexico		454

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Fortress REIT Ltd.	198,665	143

Growthpoint Properties Ltd.	302,810	234

Resilient REIT Ltd.	2,546	6

		383

Total South Africa		383

TURKEY 0.4%

REAL ESTATE 0.4%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	16,895,903	5,042

Total Turkey		5,042

Total Real Estate Investment Trusts (Cost $4,747)		5,879

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

HONG KONG 0.0%

INDUSTRIALS 0.0%

Greentown China Holdings - Exp. 07/02/20	34,150	$0

Total Hong Kong		0

SOUTH KOREA 0.0%

CONSUMER DISCRETIONARY 0.0%

Korean Air Lines Co. Ltd. - Exp. 07/10/20	100,041	143

Total South Korea		143

Total Rights (Cost $541)		143

WARRANTS 0.0%

UNITED KINGDOM 0.0%

FINANCIALS 0.0%

HSBC Bank PLC - Exp. 11/09/2020	77,000	546

Total Warrants (Cost $552)		546

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (e) 0.3%
		3,934

Total Short-Term Instruments (Cost $3,934)		3,934

Total Investments in Securities (Cost $1,137,509)		1,184,035

INVESTMENTS IN AFFILIATES 3.5%

SHORT-TERM INSTRUMENTS 3.5%

MUTUAL FUNDS 3.5%

PIMCO Government Money Market Fund
0.180% (b)(c)(d)	41,650,596	41,651

Total Short-Term Instruments (Cost $41,651)		41,651

Total Investments in Affiliates (Cost $41,651)		41,651

Total Investments 102.5% (Cost $1,179,160)		$1,225,686

Other Assets and Liabilities, net (2.5)%		(30,272)

Net Assets 100.0%		$1,195,414

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $38,009 were out on loan in exchange for $41,739 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$3,934	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(4,013)	$3,934	$3,934

Total Repurchase Agreements						$(4,013)	$3,934	$3,934

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$3,934	$0	$0	$0	$3,934	$(4,013)	$(79)

Master Securities Lending Agreement
BSN	0	0	0	1,272	1,272	(1,531)	(259)
FOB	0	0	0	11,559	11,559	(12,512)	(953)
GSC	0	0	0	11,823	11,823	(12,694)	(871)
MBC	0	0	0	2,055	2,055	(2,175)	(120)
SAL	0	0	0	7,752	7,752	(8,725)	(973)
UBS	0	0	0	3,548	3,548	(4,102)	(554)

Total Borrowings and Other Financing Transactions	$3,934	$0	$0	$38,009

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$40,483	$0	$0	$0	$40,483
Real Estate Investment Trusts	1,256	0	0	0	1,256

Total Borrowings	$41,739	$0	$0	$0	$41,739

Securities Lending Transactions Total					$41,739

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(297)	$0	$(297)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO RAE Emerging Markets Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$331	$0	$331
Brazil
Communication Services	1,870	0	0	1,870
Consumer Discretionary	4,145	0	0	4,145
Consumer Staples	6,442	0	0	6,442
Energy	3,263	0	0	3,263
Financials	5,916	0	0	5,916
Health Care	606	0	0	606
Industrials	1,174	0	0	1,174
Information Technology	1,321	0	0	1,321
Materials	6,413	0	0	6,413
Real Estate	191	0	0	191
Utilities	6,795	0	0	6,795
Chile
Consumer Discretionary	239	0	0	239
Consumer Staples	1,911	0	0	1,911
Financials	1,237	0	0	1,237
Materials	944	0	0	944
Utilities	3,059	0	0	3,059
China
Communication Services	1,317	5,055	0	6,372
Consumer Discretionary	2,332	8,603	0	10,935
Consumer Staples	0	1,488	0	1,488
Energy	0	17,308	0	17,308
Financials	0	138,969	0	138,969
Health Care	0	2,621	0	2,621
Industrials	0	12,779	0	12,779
Information Technology	0	9,544	0	9,544
Materials	0	8,412	0	8,412
Real Estate	202	20,641	0	20,843
Utilities	0	2,739	0	2,739
Cyprus
Materials	0	632	0	632
Greece
Communication Services	0	1,317	0	1,317
Consumer Discretionary	0	598	0	598
Energy	0	247	0	247
Financials	0	7,627	0	7,627
Utilities	0	1,907	0	1,907
Hong Kong
Communication Services	0	16,050	0	16,050
Consumer Discretionary	0	327	0	327
Financials	0	6,768	0	6,768
Industrials	0	8,021	0	8,021
Materials	0	646	0	646
Real Estate	0	10,684	0	10,684
Utilities	0	5,692	0	5,692
India
Communication Services	0	6,773	0	6,773
Consumer Discretionary	0	16,225	0	16,225
Consumer Staples	0	534	0	534
Energy	0	25,041	0	25,041
Financials	0	20,883	924	21,807
Health Care	0	1,675	0	1,675
Industrials	0	2,438	0	2,438
Information Technology	0	1,747	0	1,747
Materials	0	26,450	0	26,450
Utilities	736	6,664	0	7,400
Indonesia
Communication Services	0	2,924	0	2,924
Consumer Discretionary	0	825	0	825
Consumer Staples	0	1,215	0	1,215
Energy	0	1,387	0	1,387

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financials	$0	$2,877	$0	$2,877
Health Care	0	229	0	229
Materials	0	857	0	857
Utilities	0	992	0	992
Malaysia
Communication Services	0	2,750	0	2,750
Consumer Discretionary	0	2,033	0	2,033
Consumer Staples	0	1,068	0	1,068
Energy	0	318	0	318
Financials	0	6,294	0	6,294
Industrials	0	3,796	0	3,796
Real Estate	0	355	0	355
Utilities	0	2,166	0	2,166
Mexico
Communication Services	17,785	0	0	17,785
Consumer Discretionary	199	0	0	199
Consumer Staples	6,309	0	0	6,309
Financials	2,327	0	0	2,327
Industrials	1,883	0	0	1,883
Materials	11,676	0	0	11,676
Philippines
Communication Services	0	3,789	0	3,789
Financials	0	187	0	187
Industrials	0	1,453	0	1,453
Utilities	0	765	0	765
Poland
Communication Services	0	3,485	0	3,485
Energy	0	1,851	0	1,851
Financials	0	3,617	0	3,617
Information Technology	0	456	0	456
Materials	0	1,703	0	1,703
Utilities	0	3,116	0	3,116
Russia
Communication Services	0	12,701	0	12,701
Consumer Discretionary	0	146	0	146
Consumer Staples	0	8,939	0	8,939
Energy	31	54,618	0	54,649
Financials	0	4,654	0	4,654
Industrials	429	2,067	0	2,496
Materials	1,063	13,881	0	14,944
Real Estate	0	628	0	628
Utilities	0	9,655	0	9,655
South Africa
Communication Services	0	7,788	0	7,788
Consumer Discretionary	620	1,993	0	2,613
Consumer Staples	1,051	409	0	1,460
Energy	0	282	0	282
Financials	379	12,879	0	13,258
Health Care	2,251	2,946	0	5,197
Industrials	0	1,236	0	1,236
Materials	8,152	6,517	0	14,669
South Korea
Communication Services	11,252	4,605	0	15,857
Consumer Discretionary	0	40,936	0	40,936
Consumer Staples	0	8,363	0	8,363
Energy	0	2,656	0	2,656
Financials	0	36,081	0	36,081
Industrials	0	22,516	0	22,516
Information Technology	0	51,451	0	51,451
Materials	0	15,467	0	15,467
Utilities	0	9,942	0	9,942
Taiwan
Communication Services	0	2,128	0	2,128
Consumer Discretionary	0	7,264	0	7,264
Consumer Staples	0	1,848	0	1,848
Financials	0	31,736	0	31,736
Industrials	0	4,728	0	4,728

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Information Technology	$6,762	$104,339	$0	$111,101
Materials	0	3,662	0	3,662
Real Estate	0	326	0	326
Thailand
Communication Services	0	1,036	0	1,036
Consumer Staples	0	1,913	0	1,913
Energy	0	6,165	0	6,165
Financials	0	13,964	0	13,964
Industrials	779	121	0	900
Materials	0	3,256	0	3,256
Real Estate	0	263	0	263
Utilities	0	252	0	252
Turkey
Communication Services	0	5,296	0	5,296
Consumer Discretionary	0	2,966	0	2,966
Consumer Staples	0	3,223	0	3,223
Energy	0	905	0	905
Financials	3,687	24,769	0	28,456
Industrials	0	7,428	0	7,428
Materials	1,811	0	0	1,811
Utilities	911	0	0	911
Preferred Stocks
Brazil
Banking & Finance	14,688	0	0	14,688
Communication Services	3,357	0	0	3,357
Industrials	4,395	0	0	4,395
Utilities	9,277	0	0	9,277

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Chile
Industrials	$531	$0	$0	$531
Russia
Utilities	0	2,003	0	2,003
Real Estate Investment Trusts
Mexico
Real Estate	454	0	0	454
South Africa
Real Estate	0	383	0	383
Turkey
Real Estate	0	5,042	0	5,042
Rights
South Korea
Consumer Discretionary	143	0	0	143
Warrants
United Kingdom
Financials	0	546	0	546
Short-Term Instruments
Repurchase Agreements	0	3,934	0	3,934

	$162,315	$1,020,796	$924	$1,184,035

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	41,651	0	0	41,651

Total Investments	$203,966	$1,020,796	$924	$1,225,686

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO RAE Global Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$617

Total Short-Term Instruments (Cost $617)	617

Total Investments in Securities (Cost $617)	617

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%

PIMCO RAE Emerging Markets Fund	4,605,133	$36,058

PIMCO RAE International Fund	14,403,094	116,809

PIMCO RAE US Fund	12,764,895	124,075

Total Mutual Funds (Cost $280,928)		276,942

Total Investments in Affiliates (Cost $280,928)		276,942

Total Investments 100.1% (Cost $281,545)		$277,559

Other Assets and Liabilities, net (0.1)%		(302)

Net Assets 100.0%		$277,257

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$617	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(629)	$617	$617

Total Repurchase Agreements						$(629)	$617	$617

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$617	$0	$0	$617	$(629)	$(12)

Total Borrowings and Other Financing Transactions	$617	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$617	$0	$617

	$0	$617	$0	$617

Investments in Affiliates, at Value
Mutual Funds
United States	276,942	0	0	276,942

Total Investments	$276,942	$617	$0	$277,559

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO RAE Global ex-US Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.9%

MUTUAL FUNDS (a) 99.9%

UNITED STATES 99.9%

PIMCO RAE Emerging Markets Fund	1,945,201	$15,231

PIMCO RAE International Fund	6,070,762	49,234

Total Mutual Funds (Cost $75,074)		64,465

Total Investments in Affiliates (Cost $75,074)		64,465

Total Investments 99.9% (Cost $75,074)		$64,465

Other Assets and Liabilities, net 0.1%		45

Net Assets 100.0%		$64,510

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Total Investments in Affiliates
Mutual Funds
United States	$64,465	$0	$0	$64,465

Total Investments	$64,465	$0	$0	$64,465

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE International Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 98.4%

AUSTRALIA 5.9%

COMMUNICATION SERVICES 0.5%

Telstra Corp. Ltd.	1,786,417	$3,878

CONSUMER DISCRETIONARY 0.4%

Crown Resorts Ltd.	91,625	617

Star Entertainment Grp Ltd.	86,698	172

Wesfarmers Ltd.	68,112	2,118

		2,907

CONSUMER STAPLES 0.7%

Coca-Cola Amatil Ltd.	68,680	413

Coles Group Ltd.	109,256	1,299

Metcash Ltd. (c)	380,407	718

Woolworths Group Ltd.	99,786	2,572

		5,002

ENERGY 0.1%

Woodside Petroleum Ltd.	27,172	411

FINANCIALS 2.7%

AMP Ltd.	1,367,869	1,770

Australia & New Zealand Banking Group Ltd.	294,582	3,822

Bank of Queensland Ltd.	94,717	407

Bendigo & Adelaide Bank Ltd.	110,233	538

Commonwealth Bank of Australia	92,034	4,445

Insurance Australia Group Ltd.	45,324	182

Macquarie Group Ltd.	11,120	923

National Australia Bank Ltd.	237,466	3,009

QBE Insurance Group Ltd.	61,088	377

Suncorp Group Ltd.	187,329	1,204

Westpac Banking Corp.	308,602	3,868

		20,545

HEALTH CARE 0.1%

Healius Ltd.	139,438	295

Ramsay Health Care Ltd.	7,995	369

		664

INDUSTRIALS 0.3%

Aurizon Holdings Ltd.	331,480	1,128

Brambles Ltd.	50,677	384

CIMIC Group Ltd.	18,789	316

Downer EDI Ltd.	110,188	337

Qantas Airways Ltd.	187,626	497

		2,662

MATERIALS 1.0%

BHP Group Ltd.	120,544	3,001

BHP Group PLC	68,919	1,410

Fortescue Metals Group Ltd.	270,299	2,628

Incitec Pivot Ltd.	240,536	313

Orica Ltd.	23,664	274

		7,626

REAL ESTATE 0.0%

Lend Lease Group	33,641	291

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

AGL Energy Ltd.	79,975	$946

Total Australia		44,932

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	11,287	381

FINANCIALS 0.1%

Erste Group Bank AG (a)	17,159	405

Raiffeisen Bank International AG (a)	20,974	375

		780

INDUSTRIALS 0.0%

Andritz AG	6,886	251

MATERIALS 0.1%

voestalpine AG	31,372	678

Total Austria		2,090

BELGIUM 0.7%

COMMUNICATION SERVICES 0.0%

Proximus SADP	18,016	367

CONSUMER STAPLES 0.2%

Anheuser-Busch InBev S.A. NV	31,675	1,561

FINANCIALS 0.3%

Ageas S.A.	26,871	952

KBC Group NV	24,331	1,398

		2,350

HEALTH CARE 0.1%

UCB S.A.	4,110	477

INDUSTRIALS 0.0%

bpost S.A. (a)	50,419	341

MATERIALS 0.1%

Solvay S.A.	5,729	460

Total Belgium		5,556

CANADA 5.3%

COMMUNICATION SERVICES 0.3%

BCE, Inc.	14,425	602

Corus Entertainment, Inc. ‘B’	97,636	206

Shaw Communications, Inc. ‘B’	22,966	374

TELUS Corp.	55,955	938

		2,120

CONSUMER DISCRETIONARY 0.8%

Canadian Tire Corp. Ltd. ‘A’	9,076	787

Magna International, Inc.	125,365	5,583

		6,370

CONSUMER STAPLES 0.3%

Empire Co. Ltd. ‘A’	23,725	568

	SHARES	MARKET VALUE (000S)

George Weston Ltd.	17,301	$1,267

Loblaw Cos. Ltd.	7,022	342

		2,177

ENERGY 0.5%

ARC Resources Ltd. (c)	96,539	324

Crescent Point Energy Corp. (c)	518,938	841

MEG Energy Corp. (a)	90,977	252

Peyto Exploration & Development Corp. (c)	186,354	246

Suncor Energy, Inc.	90,549	1,527

TC Energy Corp.	18,511	791

		3,981

FINANCIALS 2.3%

Bank of Montreal	32,689	1,740

Bank of Nova Scotia	61,963	2,564

Brookfield Asset Management, Inc. ‘A’	10,978	361

Canadian Imperial Bank of Commerce (c)	17,905	1,197

CI Financial Corp.	68,545	872

Great-West Lifeco, Inc. (e)	14,670	257

Laurentian Bank of Canada	6,689	141

Manulife Financial Corp.	42,725	581

National Bank of Canada	22,633	1,026

Onex Corp.	17,726	801

Power Corp. of Canada (c)	89,109	1,568

Royal Bank of Canada	46,116	3,129

Sun Life Financial, Inc.	17,556	645

Toronto-Dominion Bank	53,064	2,368

		17,250

INDUSTRIALS 0.4%

Air Canada (a)	70,128	876

Canadian National Railway Co.	2,796	247

Canadian Pacific Railway Ltd.	1,483	379

Thomson Reuters Corp.	24,526	1,666

		3,168

MATERIALS 0.3%

Canfor Corp. (a)	39,224	340

Kinross Gold Corp. (a)	56,081	405

Lundin Mining Corp.	22,253	119

Norbord, Inc.	14,015	320

Teck Resources Ltd. ‘B’	72,014	754

Yamana Gold, Inc.	96,623	528

		2,466

UTILITIES 0.4%

Atco Ltd. ‘I’	23,871	708

Canadian Utilities Ltd. ‘A’	21,834	543

Fortis, Inc.	10,276	391

Hydro One Ltd.	21,759	409

TransAlta Corp.	143,451	851

		2,902

Total Canada		40,434

DENMARK 0.7%

CONSUMER DISCRETIONARY 0.1%

Pandora A/S	11,594	633

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	4,757	$631

FINANCIALS 0.2%

Danske Bank A/S (a)	84,745	1,133

HEALTH CARE 0.0%

Novo Nordisk A/S ‘B’	4,534	296

INDUSTRIALS 0.3%

AP Moller - Maersk A/S ‘B’	834	978

ISS A/S (a)	72,577	1,152

Vestas Wind Systems A/S	3,207	328

		2,458

Total Denmark		5,151

FINLAND 0.9%

CONSUMER STAPLES 0.0%

Kesko Oyj ‘B’	12,404	212

FINANCIALS 0.6%

Nordea Bank Abp (a)	687,494	4,768

INDUSTRIALS 0.1%

Kone Oyj ‘B’	6,278	433

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj	191,467	837

MATERIALS 0.1%

UPM-Kymmene Oyj	21,710	629

Total Finland		6,879

FRANCE 9.5%

COMMUNICATION SERVICES 0.8%

Bollore S.A.	107,775	340

Eutelsat Communications S.A.	23,298	216

Iliad S.A.	1,318	257

Lagardere S.C.A. (a)(c)	42,576	608

Orange S.A.	255,858	3,060

Publicis Groupe S.A.	17,890	581

Vivendi S.A.	35,310	912

		5,974

CONSUMER DISCRETIONARY 1.1%

Cie Generale des Etablissements Michelin S.C.A. (c)	16,240	1,693

Elior Group S.A.	53,540	306

LVMH Moet Hennessy Louis Vuitton SE	1,973	871

Peugeot S.A. (a)	41,757	685

Renault S.A. (a)	54,334	1,391

Sodexo S.A.	2,507	170

Valeo S.A.	126,289	3,331

		8,447

CONSUMER STAPLES 0.8%

Carrefour S.A.	205,239	3,183

Casino Guichard Perrachon S.A. (c)	51,377	1,903

Danone S.A.	18,061	1,254

		6,340

	SHARES	MARKET VALUE (000S)
ENERGY 0.4%

Total S.A. (c)	78,449	$3,025

FINANCIALS 2.1%

AXA S.A.	160,412	3,376

BNP Paribas S.A. (a)	148,560	5,936

CNP Assurances	34,747	403

Credit Agricole S.A. (a)	139,530	1,325

Eurazeo S.A. (a)	6,994	359

Natixis S.A. (a)	230,693	608

SCOR SE	8,591	237

Societe Generale S.A. (a)	195,673	3,272

		15,516

HEALTH CARE 0.9%

Sanofi	69,698	7,108

INDUSTRIALS 1.9%

Air France-KLM (a)(c)	307,153	1,395

Alstom S.A.	11,428	532

Bouygues S.A. (a)	44,247	1,516

Bureau Veritas S.A. (a)	9,370	199

Cie de Saint-Gobain (a)	73,049	2,636

Eiffage S.A. (a)	9,608	881

Rexel S.A.	194,933	2,234

Schneider Electric SE	23,447	2,608

Vinci S.A.	23,321	2,162

		14,163

INFORMATION TECHNOLOGY 0.2%

Atos SE (a)	11,666	1,000

Capgemini SE	2,532	292

		1,292

MATERIALS 0.1%

Air Liquide S.A.	4,588	663

Arkema S.A.	1,872	180

		843

UTILITIES 1.2%

Electricite de France S.A.	296,613	2,758

Engie S.A. (a)	365,743	4,536

Suez S.A.	71,162	836

Veolia Environnement S.A.	52,945	1,196

		9,326

Total France		72,034

GERMANY 11.1%

COMMUNICATION SERVICES 0.6%

Deutsche Telekom AG	219,539	3,684

ProSiebenSat.1 Media SE (a)	46,321	553

Telefonica Deutschland Holding AG	136,839	404

		4,641

CONSUMER DISCRETIONARY 1.5%

adidas AG (a)	2,025	534

Bayerische Motoren Werke AG	52,457	3,349

Ceconomy AG	78,332	273

Continental AG	11,611	1,142

	SHARES	MARKET VALUE (000S)

Daimler AG	125,755	$5,116

Hella GmbH & Co. KGaA	8,034	330

Hugo Boss AG	12,160	369

TUI AG (c)	52,189	247

		11,360

CONSUMER STAPLES 0.3%

Metro AG	162,973	1,546

Suedzucker AG	30,466	481

		2,027

FINANCIALS 2.2%

Commerzbank AG (a)	380,277	1,695

Deutsche Bank AG	998,798	9,528

Deutsche Pfandbriefbank AG (a)	45,610	334

DWS Group GmbH & Co. KGaA (a)	6,667	243

Hannover Rueck SE	3,239	560

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	14,565	3,793

Talanx AG	19,192	713

		16,866

HEALTH CARE 1.2%

Bayer AG	99,192	7,352

Fresenius Medical Care AG & Co. KGaA (a)	11,763	1,012

Fresenius SE & Co. KGaA (a)	22,889	1,138

		9,502

INDUSTRIALS 2.2%

Brenntag AG	9,738	516

Deutsche Lufthansa AG (c)	611,399	6,134

Deutsche Post AG (a)	94,257	3,461

GEA Group AG	41,661	1,322

Hochtief AG	4,255	379

OSRAM Licht AG (a)(c)	5,327	244

Siemens AG	43,140	5,088

		17,144

INFORMATION TECHNOLOGY 0.2%

SAP SE	10,855	1,517

MATERIALS 1.7%

Aurubis AG	14,959	925

BASF SE	78,972	4,436

Covestro AG	86,898	3,310

Evonik Industries AG	47,710	1,215

HeidelbergCement AG	19,820	1,061

K+S AG (c)	69,010	437

Lanxess AG (a)	6,095	322

Salzgitter AG (a)	39,229	552

thyssenkrupp AG	49,294	352

		12,610

UTILITIES 1.2%

E.ON SE	298,109	3,365

RWE AG	155,544	5,445

		8,810

Total Germany		84,477

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
HONG KONG 1.6%

COMMUNICATION SERVICES 0.1%

HKT Trust & HKT Ltd.	257,000	$377

PCCW Ltd.	305,000	175

		552

CONSUMER DISCRETIONARY 0.2%

SJM Holdings Ltd.	609,000	683

Skyworth Group Ltd. (c)	1,308,000	368

Yue Yuen Industrial Holdings Ltd.	236,500	360

		1,411

FINANCIALS 0.0%

Hang Seng Bank Ltd.	15,700	264

INDUSTRIALS 0.2%

Cathay Pacific Airways Ltd. (c)	358,000	346

CK Hutchison Holdings Ltd.	87,500	567

MTR Corp. Ltd.	74,000	385

		1,298

INFORMATION TECHNOLOGY 0.1%

GCL-Poly Energy Holdings Ltd. (a)(c)	5,448,000	155

Kingboard Holdings Ltd.	185,500	484

Kingboard Laminates Holdings Ltd.	303,000	306

		945

REAL ESTATE 1.0%

CK Asset Holdings Ltd.	61,500	369

Hang Lung Group Ltd.	151,000	353

Hang Lung Properties Ltd.	317,000	754

Hongkong Land Holdings Ltd.	121,100	504

Hysan Development Co. Ltd.	75,000	242

Kerry Properties Ltd.	169,000	439

New World Development Co. Ltd.	78,000	370

Shimao Property Holdings Ltd.	243,000	1,039

Sun Hung Kai Properties Ltd.	79,500	1,016

Swire Pacific Ltd. ‘A’	141,000	749

Wharf Holdings Ltd. (c)	348,000	712

Wharf Real Estate Investment Co. Ltd. (c)	42,000	202

Wheelock & Co. Ltd.	139,000	1,161

		7,910

Total Hong Kong		12,380

IRELAND 0.8%

FINANCIALS 0.1%

Bank of Ireland Group PLC (a)	291,670	601

HEALTH CARE 0.4%

Medtronic PLC	37,197	3,411

INDUSTRIALS 0.1%

AerCap Holdings NV (a)	15,495	477

Experian PLC	9,774	343

		820

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%

CRH PLC	27,523	$945

Smurfit Kappa Group PLC	14,026	471

		1,416

Total Ireland		6,248

ISRAEL 0.6%

COMMUNICATION SERVICES 0.1%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	1,041,913	946

ENERGY 0.0%

Delek Group Ltd.	694	17

FINANCIALS 0.2%

Bank Hapoalim BM	124,119	742

Bank Leumi Le-Israel BM	72,722	365

Israel Discount Bank Ltd. ‘A’	216,344	660

		1,767

HEALTH CARE 0.2%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	138,774	1,711

MATERIALS 0.1%

ICL Group Ltd.	109,784	327

Total Israel		4,768

ITALY 3.7%

COMMUNICATION SERVICES 0.3%

Telecom Italia SpA	5,734,379	2,261

ENERGY 0.3%

Eni SpA	236,130	2,263

FINANCIALS 1.8%

Assicurazioni Generali SpA	181,719	2,760

Banca Monte dei Paschi di Siena SpA (a)(c)	542,559	967

Banco BPM SpA (a)	905,190	1,356

BPER Banca (a)(c)	149,414	374

Intesa Sanpaolo SpA (a)	1,141,484	2,194

Mediobanca SpA	50,525	365

Poste Italiane SpA	146,649	1,281

UniCredit SpA (a)	187,361	1,729

Unione di Banche Italiane SpA (a)	487,883	1,601

Unipol Gruppo Finanziario SpA (a)	189,409	740

UnipolSai Assicurazioni SpA	143,380	343

		13,710

INDUSTRIALS 0.1%

Atlantia SpA	30,135	488

Leonardo SpA	52,398	349

		837

UTILITIES 1.2%

Enel SpA	1,008,114	8,719

Hera SpA	74,097	278

Snam SpA	35,484	173

		9,170

Total Italy		28,241

	SHARES	MARKET VALUE (000S)
JAPAN 28.4%

COMMUNICATION SERVICES 2.2%

Dentsu, Inc. (c)	17,200	$408

Fuji Media Holdings, Inc.	27,300	264

GungHo Online Entertainment, Inc.	23,530	421

KDDI Corp.	102,300	3,052

Nippon Telegraph & Telephone Corp.	238,400	5,554

Nippon Television Holdings, Inc.	31,300	339

NTT DOCOMO, Inc.	99,100	2,631

SoftBank Group Corp.	65,200	3,288

Yahoo Japan Corp.	175,200	860

		16,817

CONSUMER DISCRETIONARY 5.6%

Aisin Seiki Co. Ltd.	30,900	906

Aoyama Trading Co. Ltd.	28,300	193

Asics Corp.	17,500	200

Bandai Namco Holdings, Inc.	3,400	179

Benesse Holdings, Inc.	10,900	292

Bridgestone Corp. (c)	75,800	2,446

Casio Computer Co. Ltd.	26,800	468

DCM Holdings Co. Ltd.	29,000	332

Denso Corp.	9,400	369

EDION Corp.	44,600	453

H2O Retailing Corp.	49,000	328

Haseko Corp.	23,800	300

Honda Motor Co. Ltd. (c)	177,000	4,530

Isetan Mitsukoshi Holdings Ltd.	93,000	535

Isuzu Motors Ltd.	34,300	312

J Front Retailing Co. Ltd.	45,000	301

K’s Holdings Corp.	39,300	537

KYB Corp.	15,400	289

Mazda Motor Corp.	219,400	1,326

Nikon Corp.	57,900	486

Nissan Motor Co. Ltd.	702,400	2,605

NOK Corp.	29,800	371

Panasonic Corp.	738,800	6,479

Rakuten, Inc.	18,400	162

Sega Sammy Holdings, Inc.	14,000	168

Sekisui Chemical Co. Ltd.	36,200	519

Sekisui House Ltd.	133,900	2,556

Shimamura Co. Ltd.	5,100	345

Skylark Co. Ltd. (c)	30,200	480

Sony Corp.	21,900	1,512

Subaru Corp.	79,800	1,671

Sumitomo Electric Industries Ltd.	115,900	1,337

Sumitomo Forestry Co. Ltd.	20,600	259

Sumitomo Rubber Industries Ltd. (c)	34,900	346

Suzuki Motor Corp.	22,200	758

Takashimaya Co. Ltd.	43,100	361

Toyota Motor Corp.	89,800	5,647

TS Tech Co. Ltd.	12,200	336

Yamada Denki Co. Ltd.	187,400	930

Yamaha Motor Co. Ltd.	25,900	408

Yokohama Rubber Co. Ltd.	25,200	356

		42,388

CONSUMER STAPLES 1.6%

Aeon Co. Ltd.	126,247	2,937

Ajinomoto Co., Inc.	47,300	785

Japan Tobacco, Inc. (c)	87,556	1,626

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Kewpie Corp.	19,700	$371

Kirin Holdings Co. Ltd. (c)	65,600	1,383

Matsumotokiyoshi Holdings Co. Ltd.	10,400	378

Megmilk Snow Brand Co. Ltd.	16,200	377

MEIJI Holdings Co. Ltd.	5,800	462

Morinaga Milk Industry Co. Ltd.	11,600	516

NH Foods Ltd.	16,400	660

Nippon Suisan Kaisha Ltd.	40,800	178

Pola Orbis Holdings, Inc.	9,200	161

Sapporo Holdings Ltd.	23,200	436

Seven & i Holdings Co. Ltd.	32,900	1,076

Yamazaki Baking Co. Ltd.	37,600	646

		11,992

ENERGY 0.3%

Cosmo Energy Holdings Co. Ltd.	19,900	292

Inpex Corp.	65,800	411

Iwatani Corp.	11,800	413

Japan Petroleum Exploration Co. Ltd.	20,400	345

JXTG Holdings, Inc.	105,600	377

		1,838

FINANCIALS 4.2%

77 Bank Ltd.	12,300	183

AEON Financial Service Co. Ltd.	27,000	296

Aozora Bank Ltd.	20,800	363

Chiba Bank Ltd.	109,500	518

Concordia Financial Group Ltd.	138,200	444

Credit Saison Co. Ltd.	31,100	357

Dai-ichi Life Holdings, Inc.	182,700	2,187

Daiwa Securities Group, Inc.	95,400	401

Gunma Bank Ltd.	117,400	374

Hachijuni Bank Ltd.	101,700	387

Hokuhoku Financial Group, Inc.	28,700	238

Japan Post Bank Co. Ltd.	61,300	456

Japan Post Holdings Co. Ltd.	249,200	1,779

Japan Post Insurance Co. Ltd.	29,000	382

Mitsubishi UFJ Financial Group, Inc.	1,378,900	5,427

Mizuho Financial Group, Inc.	3,006,500	3,698

MS&AD Insurance Group Holdings, Inc.	37,600	1,036

Nishi-Nippon Financial Holdings, Inc.	30,300	205

Nomura Holdings, Inc.	527,700	2,371

ORIX Corp.	73,300	910

Resona Holdings, Inc.	276,000	944

Shinsei Bank Ltd.	29,400	356

Shizuoka Bank Ltd.	58,600	377

Sompo Holdings, Inc.	28,000	964

Sony Financial Holdings, Inc.	6,500	157

Sumitomo Mitsui Financial Group, Inc.	144,300	4,072

Sumitomo Mitsui Trust Holdings, Inc.	12,800	361

Suruga Bank Ltd.	143,400	504

T&D Holdings, Inc.	42,400	364

Tokio Marine Holdings, Inc.	35,800	1,567

Yamaguchi Financial Group, Inc.	62,200	382

		32,060

HEALTH CARE 1.1%

Astellas Pharma, Inc.	210,100	3,508

Daiichi Sankyo Co. Ltd.	11,416	934

	SHARES	MARKET VALUE (000S)

Hoya Corp.	4,100	$393

Medipal Holdings Corp.	11,100	214

Miraca Holdings, Inc.	18,600	439

Nipro Corp.	33,800	375

Olympus Corp.	15,200	293

Otsuka Holdings Co. Ltd. (c)	15,028	655

Suzuken Co. Ltd.	5,800	217

Takeda Pharmaceutical Co. Ltd.	37,000	1,329

		8,357

INDUSTRIALS 4.8%

Amada Co. Ltd.	41,800	342

ANA Holdings, Inc. (c)	40,000	914

Asahi Glass Co. Ltd.	30,500	874

Central Japan Railway Co.	3,200	495

Dai Nippon Printing Co. Ltd.	48,000	1,104

Daikin Industries Ltd.	3,200	518

East Japan Railway Co.	19,400	1,344

Ebara Corp.	10,400	245

FANUC Corp.	2,300	412

Fuji Electric Co. Ltd.	15,300	421

Fujikura Ltd.	187,900	544

Furukawa Electric Co. Ltd.	34,400	835

Glory Ltd.	16,100	367

GS Yuasa Corp.	27,400	487

Hankyu Hanshin Holdings, Inc.	8,300	280

Hino Motors Ltd.	52,900	359

Hitachi Construction Machinery Co. Ltd.	8,300	231

IHI Corp.	22,700	329

ITOCHU Corp.	85,000	1,839

Japan Airlines Co. Ltd.	50,900	918

JTEKT Corp.	55,700	435

Kajima Corp.	31,900	381

Kawasaki Heavy Industries Ltd.	31,300	452

Kawasaki Kisen Kaisha Ltd. (a)	13,800	131

Kubota Corp.	64,900	971

LIXIL Group Corp.	92,700	1,302

Marubeni Corp.	173,800	789

Mitsubishi Corp.	44,000	930

Mitsubishi Electric Corp.	204,400	2,670

Mitsubishi Heavy Industries Ltd.	66,300	1,565

Mitsui & Co. Ltd.	150,100	2,224

Mitsui E&S Holdings Co. Ltd. (a)	40,600	157

Mitsui OSK Lines Ltd.	24,100	429

Nippo Corp.	7,200	182

Nippon Express Co. Ltd.	27,300	1,416

Nippon Sheet Glass Co. Ltd.	40,700	142

Nippon Yusen KK	56,000	793

Nisshinbo Holdings, Inc.	56,900	414

NSK Ltd.	82,000	612

NTN Corp.	255,300	513

Obayashi Corp.	40,300	379

Shimizu Corp.	37,500	309

Sojitz Corp.	273,000	597

Sumitomo Corp.	139,200	1,601

Sumitomo Heavy Industries Ltd.	17,600	385

Taisei Corp.	9,800	357

Toppan Printing Co. Ltd.	61,500	1,028

Toshiba Corp.	37,300	1,197

Toyota Tsusho Corp.	27,800	709

West Japan Railway Co.	13,900	780

		36,708

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 4.8%

Alps Electric Co. Ltd.	17,800	$229

Brother Industries Ltd.	41,800	755

Canon Marketing Japan, Inc.	9,900	202

Canon, Inc. (c)	146,150	2,915

Citizen Watch Co. Ltd.	146,200	477

FUJIFILM Holdings Corp.	37,600	1,609

Fujitsu Ltd.	50,600	5,924

Hitachi Ltd.	287,400	9,135

Ibiden Co. Ltd.	27,900	817

Japan Display, Inc. (a)(c)	746,700	343

Konica Minolta, Inc.	191,500	666

Kyocera Corp.	12,900	704

Mixi, Inc.	39,100	692

Murata Manufacturing Co. Ltd.	7,400	436

NEC Corp.	47,300	2,273

Nippon Electric Glass Co. Ltd. (c)	24,300	382

NTT Data Corp.	45,500	509

Oki Electric Industry Co. Ltd.	40,800	394

Omron Corp.	23,900	1,601

Renesas Electronics Corp. (a)	131,600	677

Ricoh Co. Ltd.	155,300	1,114

Rohm Co. Ltd.	7,700	512

SCREEN Holdings Co. Ltd.	6,300	296

Seiko Epson Corp.	63,300	725

TDK Corp.	4,700	468

Tokyo Electron Ltd.	8,400	2,073

Toshiba TEC Corp.	10,600	406

		36,334

MATERIALS 2.4%

Asahi Kasei Corp.	83,600	684

Daicel Corp.	50,000	388

DIC Corp.	20,100	506

JFE Holdings, Inc.	113,600	821

JSR Corp.	20,700	402

Kaneka Corp.	13,700	357

Kobe Steel Ltd.	270,000	936

Kuraray Co. Ltd.	48,100	503

Mitsubishi Chemical Holdings Corp.	353,700	2,063

Mitsubishi Gas Chemical Co., Inc.	13,500	205

Mitsubishi Materials Corp.	35,100	741

Mitsui Chemicals, Inc.	24,600	515

Mitsui Mining & Smelting Co. Ltd.	16,100	330

Nippon Light Metal Holdings Co. Ltd.	230,200	403

Nippon Paper Industries Co. Ltd. ‘L’	33,618	472

Nippon Steel Corp.	115,100	1,088

Nitto Denko Corp.	34,600	1,961

Oji Holdings Corp.	58,400	272

Shin-Etsu Chemical Co. Ltd.	7,100	833

Sumitomo Chemical Co. Ltd.	397,900	1,197

Taiheiyo Cement Corp.	20,100	467

Teijin Ltd.	33,300	530

Tokuyama Corp.	8,500	201

Toray Industries, Inc.	78,700	371

Tosoh Corp.	45,100	620

Toyo Seikan Group Holdings Ltd.	18,200	205

Toyobo Co. Ltd.	36,200	504

UACJ Corp.	11,800	213

Ube Industries Ltd.	28,800	496

Zeon Corp.	22,300	206

		18,490

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Daiwa House Industry Co. Ltd.	22,100	$522

Nomura Real Estate Holdings, Inc.	20,600	383

Tokyo Tatemono Co. Ltd.	14,300	165

		1,070

UTILITIES 1.3%

Chubu Electric Power Co., Inc.	148,200	1,859

Chugoku Electric Power Co., Inc.	67,700	903

Electric Power Development Co. Ltd. ‘C’	20,800	394

Hokkaido Electric Power Co., Inc.	92,000	353

Hokuriku Electric Power Co.	58,688	373

Kansai Electric Power Co., Inc.	57,400	556

Kyushu Electric Power Co., Inc.	151,200	1,267

Osaka Gas Co. Ltd.	7,900	156

Shikoku Electric Power Co., Inc.	53,100	391

Tohoku Electric Power Co., Inc.	120,800	1,148

Tokyo Electric Power Co. Holdings, Inc. (a)	777,100	2,390

		9,790

Total Japan		215,844

LUXEMBOURG 1.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A.	19,815	522

RTL Group S.A.	10,042	322

SES S.A.	30,330	207

		1,051

MATERIALS 1.0%

ArcelorMittal S.A. (a)	703,082	7,447

Total Luxembourg		8,498

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	94,000	370

Wynn Macau Ltd.	177,600	308

		678

Total Macau		678

NETHERLANDS 3.2%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	254,688	677

VEON Ltd. ADR	602,146	1,084

		1,761

CONSUMER STAPLES 0.6%

Heineken Holding NV	4,937	404

Koninklijke Ahold Delhaize NV	150,226	4,094

		4,498

ENERGY 0.7%

Royal Dutch Shell PLC ‘A’	327,634	5,363

FINANCIALS 0.5%

Aegon NV	226,712	670

ASR Nederland NV	17,089	526

	SHARES	MARKET VALUE (000S)

ING Groep NV	245,459	$1,711

NN Group NV	13,286	447

		3,354

HEALTH CARE 0.2%

Koninklijke Philips NV (a)	39,045	1,821

INDUSTRIALS 0.5%

Randstad NV	15,190	679

Signify NV (a)	115,725	2,975

		3,654

INFORMATION TECHNOLOGY 0.3%

NXP Semiconductors NV	21,445	2,446

MATERIALS 0.2%

Akzo Nobel NV	7,904	710

Koninklijke DSM NV	3,462	481

		1,191

Total Netherlands		24,088

NEW ZEALAND 0.3%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	269,988	799

MATERIALS 0.1%

Fletcher Building Ltd.	210,353	506

UTILITIES 0.1%

Contact Energy Ltd.	124,436	506

Meridian Energy Ltd.	91,735	286

		792

Total New Zealand		2,097

NORWAY 0.7%

COMMUNICATION SERVICES 0.1%

Telenor ASA	69,914	1,021

CONSUMER STAPLES 0.1%

Mowi ASA	9,028	172

Orkla ASA	42,387	372

		544

ENERGY 0.2%

Equinor ASA	134,312	1,935

FINANCIALS 0.1%

DNB ASA (a)	39,751	531

MATERIALS 0.2%

Norsk Hydro ASA (a)	473,403	1,321

Yara International ASA	7,237	252

		1,573

Total Norway		5,604

PORTUGAL 0.4%

CONSUMER STAPLES 0.0%

Jeronimo Martins SGPS S.A.	10,340	181

	SHARES	MARKET VALUE (000S)
MATERIALS 0.0%

Navigator Co. S.A.	63,459	$155

UTILITIES 0.4%

EDP - Energias de Portugal S.A.	539,917	2,577

Total Portugal		2,913

SINGAPORE 0.4%

COMMUNICATION SERVICES 0.1%

Singapore Telecommunications Ltd.	256,900	457

FINANCIALS 0.2%

DBS Group Holdings Ltd.	50,710	763

Oversea-Chinese Banking Corp. Ltd.	87,800	572

United Overseas Bank Ltd.	54,000	789

		2,124

INDUSTRIALS 0.1%

Keppel Corp. Ltd. (c)	187,100	806

Total Singapore		3,387

SPAIN 3.0%

COMMUNICATION SERVICES 0.6%

Telefonica S.A. (c)	921,491	4,407

CONSUMER DISCRETIONARY 0.0%

Gestamp Automocion S.A.	91,936	233

ENERGY 0.1%

Repsol S.A.	76,705	678

FINANCIALS 1.2%

Banco Bilbao Vizcaya Argentaria S.A.	686,189	2,362

Banco de Sabadell S.A.	2,546,273	895

Banco Santander S.A.	2,223,517	5,440

Mapfre S.A.	321,385	574

		9,271

INDUSTRIALS 0.2%

ACS Actividades de Construccion Y Servicios S.A.	34,344	883

Ferrovial S.A. (c)	26,945	720

		1,603

UTILITIES 0.9%

Acciona S.A.	5,063	498

Endesa S.A. (c)	86,346	2,142

Iberdrola S.A.	265,954	3,105

Naturgy Energy Group S.A.	51,669	964

Red Electrica Corp. S.A.	11,097	208

		6,917

Total Spain		23,109

SWEDEN 1.4%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	102,392	383

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO RAE International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.3%

Autoliv, Inc.	5,102	$329

Electrolux AB ‘B’	24,639	414

Hennes & Mauritz AB ‘B’	84,581	1,235

		1,978

CONSUMER STAPLES 0.1%

ICA Gruppen AB	4,883	232

Swedish Match AB	2,573	182

		414

FINANCIALS 0.4%

Skandinaviska Enskilda Banken AB ‘A’ (a)	127,838	1,110

Svenska Handelsbanken AB ‘A’ (a)	94,576	898

Swedbank AB ‘A’ (a)	92,804	1,191

		3,199

INDUSTRIALS 0.5%

Atlas Copco AB ‘A’	26,833	1,143

Sandvik AB (a)	22,932	432

Securitas AB ‘B’ (a)	12,492	169

Skanska AB ‘B’ (a)	32,377	661

SKF AB ‘B’	40,632	759

Volvo AB ‘B’ (a)	61,701	971

		4,135

INFORMATION TECHNOLOGY 0.0%

Telefonaktiebolaget LM Ericsson ‘B’	25,758	239

Total Sweden		10,348

SWITZERLAND 6.8%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,433	751

CONSUMER DISCRETIONARY 0.4%

Dufry AG (a)	5,583	167

Garmin Ltd.	4,032	393

Swatch Group AG	11,802	2,369

		2,929

CONSUMER STAPLES 1.3%

Nestle S.A.	88,914	9,858

FINANCIALS 1.9%

Baloise Holding AG	1,972	297

Credit Suisse Group AG	142,240	1,480

Helvetia Holding AG	3,983	373

Swiss Life Holding AG	4,892	1,820

Swiss Re AG	31,788	2,465

UBS Group AG	244,856	2,828

Zurich Insurance Group AG	14,832	5,255

		14,518

HEALTH CARE 1.9%

Novartis AG	67,035	5,840

Roche Holding AG	24,340	8,433

		14,273

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.7%

ABB Ltd.	147,546	$3,347

Adecco Group AG	25,928	1,222

Kuehne + Nagel International AG (a)	3,044	507

		5,076

INFORMATION TECHNOLOGY 0.2%

STMicroelectronics NV	45,041	1,230

TE Connectivity Ltd.	8,068	658

		1,888

MATERIALS 0.3%

Glencore PLC	654,363	1,394

LafargeHolcim Ltd.	17,561	774

		2,168

Total Switzerland		51,461

UNITED KINGDOM 11.2%

COMMUNICATION SERVICES 0.9%

BT Group PLC	581,264	822

ITV PLC	377,020	349

Pearson PLC	79,657	567

Vodafone Group PLC	2,313,618	3,678

WPP PLC	197,197	1,537

		6,953

CONSUMER DISCRETIONARY 1.4%

Barratt Developments PLC	65,905	405

Berkeley Group Holdings PLC	11,977	617

Burberry Group PLC	20,421	403

Compass Group PLC	63,669	876

Dixons Carphone PLC	643,656	715

Fiat Chrysler Automobiles NV (a)	246,371	2,523

Inchcape PLC	70,321	427

Kingfisher PLC	658,278	1,811

Marks & Spencer Group PLC	1,284,347	1,575

Next PLC	5,462	331

Persimmon PLC (a)	9,996	283

Taylor Wimpey PLC	161,444	285

William Hill PLC	244,798	346

		10,597

CONSUMER STAPLES 1.5%

British American Tobacco PLC	83,608	3,206

Diageo PLC	21,473	714

Imperial Brands PLC	119,554	2,276

J Sainsbury PLC	405,804	1,050

Reckitt Benckiser Group PLC	3,498	322

Tate & Lyle PLC	44,909	371

Unilever NV	29,122	1,553

Unilever PLC	20,335	1,097

WM Morrison Supermarkets PLC	171,949	405

		10,994

ENERGY 0.4%

BP PLC	688,789	2,639

Subsea 7 S.A.	98,099	625

		3,264

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.5%

3i Group PLC	17,915	$184

Aviva PLC	608,289	2,062

Barclays PLC	2,319,420	3,272

Direct Line Insurance Group PLC	161,848	543

HSBC Holdings PLC	1,370,506	6,369

Legal & General Group PLC	180,471	492

Lloyds Banking Group PLC	5,158,877	1,990

Royal Bank of Scotland Group PLC	257,102	386

Standard Chartered PLC	369,446	2,003

Standard Life Aberdeen PLC	245,237	813

Virgin Money UK PLC	439,320	499

		18,613

HEALTH CARE 0.8%

AstraZeneca PLC	34,458	3,586

GlaxoSmithKline PLC	102,784	2,076

Smith & Nephew PLC	19,827	370

		6,032

INDUSTRIALS 1.1%

Aggreko PLC	58,866	324

Ashtead Group PLC	15,536	524

Babcock International Group PLC	65,561	251

BAE Systems PLC	279,520	1,672

Capita PLC (a)	403,642	221

CNH Industrial NV (a)	67,623	475

easyJet PLC (c)	37,479	317

Ferguson PLC	13,713	1,121

G4S PLC	196,513	278

International Consolidated Airlines Group S.A.	63,225	175

Meggitt PLC	87,943	320

RELX PLC	10,255	237

Rolls-Royce Holdings PLC	47,081	166

Royal Mail PLC	950,394	2,142

Travis Perkins PLC	29,125	406

		8,629

INFORMATION TECHNOLOGY 0.1%

Sage Group PLC	44,859	373

MATERIALS 1.2%

Anglo American PLC	28,983	668

DS Smith PLC	88,334	359

Mondi PLC	36,500	683

Rio Tinto Ltd.	32,717	2,240

Rio Tinto PLC	91,564	5,153

		9,103

UTILITIES 1.3%

Centrica PLC	5,397,999	2,565

National Grid PLC	454,980	5,551

Severn Trent PLC	6,636	203

SSE PLC	111,111	1,881

		10,200

Total United Kingdom		84,758

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.3%

CONSUMER DISCRETIONARY 0.1%

Carnival PLC	29,658	$363

Samsonite International S.A.	240,900	245

		608

HEALTH CARE 0.2%

Bausch Health Cos., Inc. (a)	93,490	1,710

Total United States		2,318

Total Common Stocks (Cost $632,555)		748,293

PREFERRED STOCKS 0.7%

GERMANY 0.7%

INDUSTRIALS 0.7%

Henkel AG & Co. KGaA	7,181	670

Schaeffler AG	107,661	808

Volkswagen AG	22,372	3,400

		4,878

Total Preferred Stocks (Cost $3,897)		4,878

REAL ESTATE INVESTMENT TRUSTS 0.4%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Mirvac Group	256,022	387

Stockland	232,607	539

		926

Total Australia		926

CANADA 0.2%

REAL ESTATE 0.2%

Artis Real Estate Investment Trust (c)	54,060	301

	SHARES	MARKET VALUE (000S)

Cominar Real Estate Investment Trust (c)	59,099	$356

Dream Office Real Estate Investment Trust	24,471	370

H&R Real Estate Investment Trust	48,551	349

		1,376

Total Canada		1,376

FRANCE 0.1%

REAL ESTATE 0.1%

Unibail-Rodamco-Westfield	7,944	448

Total France		448

HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	20,700	170

Total Hong Kong		170

UNITED KINGDOM 0.0%

REAL ESTATE 0.0%

British Land Co. PLC	61,537	294

Total United Kingdom		294

Total Real Estate Investment Trusts (Cost $3,494)		3,214

RIGHTS 0.0%

SPAIN 0.0%

COMMUNICATION SERVICES 0.0%

Telefonica S.A. - Exp. 07/06/20 (c)	921,491	181

ENERGY 0.0%

Repsol S.A. - Exp. 07/09/20	65,065	32

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. - Exp. 07/10/20 (c)	34,767	$54

Total Rights (Cost $291)		267

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025	226,011	2

Total Warrants (Cost $0)		2

Total Investments in Securities (Cost $640,237)		756,654

INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

MUTUAL FUNDS 5.7%

PIMCO Government Money Market Fund
0.180% (b)(c)(d)	43,066,811	43,067

Total Short-Term Instruments (Cost $43,067)		43,067

Total Investments in Affiliates (Cost $43,067)		43,067

Total Investments 105.2% (Cost $683,304)		$799,721

Other Assets and Liabilities, net (5.2)%		(39,444)

Net Assets 100.0%		$760,277

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $42,287 were out on loan in exchange for $47,586 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	03/11/2020 - 04/13/2020	$254	$257	0.03%

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO RAE International Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BCY	$0	$0	$0	$1,789	$1,789	$(2,107)	$(318)
BMO	0	0	0	6,252	6,252	(6,638)	(386)
BSN	0	0	0	3,503	3,503	(3,698)	(195)
FOB	0	0	0	2,963	2,963	(3,113)	(150)
GSC	0	0	0	13,049	13,049	(13,716)	(667)
MBC	0	0	0	4,352	4,352	(4,700)	(348)
MSC	0	0	0	2,722	2,722	(3,426)	(704)
SAL	0	0	0	4,310	4,310	(4,553)	(243)
UBS	0	0	0	3,347	3,347	(5,635)	(2,288)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$42,287

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$46,741	$0	$0	$0	$46,741
Real Estate Investment Trusts	651	0	0	0	651
Rights	194	0	0	0	194

Total Borrowings	$47,586	$0	$0	$0	$47,586

Payable for securities on loan - cash collateral					$47,586

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25	$0	$25

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$3,878	$0	$3,878
Consumer Discretionary	0	2,907	0	2,907
Consumer Staples	0	5,002	0	5,002
Energy	0	411	0	411
Financials	0	20,545	0	20,545
Health Care	0	664	0	664
Industrials	0	2,662	0	2,662

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Materials	$0	$7,626	$0	$7,626
Real Estate	0	291	0	291
Utilities	0	946	0	946
Austria
Energy	0	381	0	381
Financials	0	780	0	780
Industrials	0	251	0	251
Materials	0	678	0	678
Belgium
Communication Services	0	367	0	367

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Consumer Staples	$0	$1,561	$0	$1,561
Financials	0	2,350	0	2,350
Health Care	0	477	0	477
Industrials	0	341	0	341
Materials	0	460	0	460
Canada
Communication Services	2,120	0	0	2,120
Consumer Discretionary	6,370	0	0	6,370
Consumer Staples	2,177	0	0	2,177
Energy	3,981	0	0	3,981
Financials	17,250	0	0	17,250
Industrials	3,168	0	0	3,168
Materials	2,466	0	0	2,466
Utilities	2,902	0	0	2,902
Denmark
Consumer Discretionary	0	633	0	633
Consumer Staples	0	631	0	631
Financials	0	1,133	0	1,133
Health Care	0	296	0	296
Industrials	0	2,458	0	2,458
Finland
Consumer Staples	0	212	0	212
Financials	0	4,768	0	4,768
Industrials	0	433	0	433
Information Technology	0	837	0	837
Materials	0	629	0	629
France
Communication Services	0	5,974	0	5,974
Consumer Discretionary	0	8,447	0	8,447
Consumer Staples	0	6,340	0	6,340
Energy	0	3,025	0	3,025
Financials	0	15,516	0	15,516
Health Care	0	7,108	0	7,108
Industrials	0	14,163	0	14,163
Information Technology	0	1,292	0	1,292
Materials	0	843	0	843
Utilities	0	9,326	0	9,326
Germany
Communication Services	0	4,641	0	4,641
Consumer Discretionary	0	11,360	0	11,360
Consumer Staples	0	2,027	0	2,027
Financials	0	16,866	0	16,866
Health Care	0	9,502	0	9,502
Industrials	244	16,900	0	17,144
Information Technology	0	1,517	0	1,517
Materials	0	12,610	0	12,610
Utilities	0	8,810	0	8,810
Hong Kong
Communication Services	0	552	0	552
Consumer Discretionary	0	1,411	0	1,411
Financials	0	264	0	264
Industrials	0	1,298	0	1,298
Information Technology	0	945	0	945
Real Estate	370	7,540	0	7,910
Ireland
Financials	0	601	0	601
Health Care	3,411	0	0	3,411
Industrials	477	343	0	820
Materials	0	1,416	0	1,416
Israel
Communication Services	0	946	0	946
Energy	0	17	0	17
Financials	0	1,767	0	1,767
Health Care	1,711	0	0	1,711
Materials	0	327	0	327
Italy
Communication Services	0	2,261	0	2,261
Energy	0	2,263	0	2,263
Financials	0	13,710	0	13,710
Industrials	0	837	0	837
Utilities	0	9,170	0	9,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Japan
Communication Services	$0	$16,817	$0	$16,817
Consumer Discretionary	0	42,388	0	42,388
Consumer Staples	0	11,992	0	11,992
Energy	0	1,838	0	1,838
Financials	0	32,060	0	32,060
Health Care	0	8,357	0	8,357
Industrials	0	36,708	0	36,708
Information Technology	0	36,334	0	36,334
Materials	0	18,490	0	18,490
Real Estate	0	1,070	0	1,070
Utilities	0	9,790	0	9,790
Luxembourg
Communication Services	0	1,051	0	1,051
Materials	0	7,447	0	7,447
Macau
Consumer Discretionary	0	678	0	678
Netherlands
Communication Services	1,084	677	0	1,761
Consumer Staples	404	4,094	0	4,498
Energy	0	5,363	0	5,363
Financials	0	3,354	0	3,354
Health Care	1,821	0	0	1,821
Industrials	0	3,654	0	3,654
Information Technology	2,446	0	0	2,446
Materials	0	1,191	0	1,191
New Zealand
Communication Services	0	799	0	799
Materials	0	506	0	506
Utilities	0	792	0	792
Norway
Communication Services	0	1,021	0	1,021
Consumer Staples	0	544	0	544
Energy	0	1,935	0	1,935
Financials	0	531	0	531
Materials	0	1,573	0	1,573
Portugal
Consumer Staples	0	181	0	181
Materials	0	155	0	155
Utilities	0	2,577	0	2,577
Singapore
Communication Services	0	457	0	457
Financials	0	2,124	0	2,124
Industrials	0	806	0	806
Spain
Communication Services	0	4,407	0	4,407
Consumer Discretionary	0	233	0	233
Energy	0	678	0	678
Financials	0	9,271	0	9,271
Industrials	0	1,603	0	1,603
Utilities	0	6,917	0	6,917
Sweden
Communication Services	0	383	0	383
Consumer Discretionary	329	1,649	0	1,978
Consumer Staples	0	414	0	414
Financials	0	3,199	0	3,199
Industrials	0	4,135	0	4,135
Information Technology	0	239	0	239
Switzerland
Communication Services	0	751	0	751
Consumer Discretionary	393	2,536	0	2,929
Consumer Staples	0	9,858	0	9,858
Financials	0	14,518	0	14,518
Health Care	0	14,273	0	14,273
Industrials	0	5,076	0	5,076
Information Technology	658	1,230	0	1,888
Materials	0	2,168	0	2,168
United Kingdom
Communication Services	0	6,953	0	6,953
Consumer Discretionary	2,523	8,074	0	10,597
Consumer Staples	0	10,994	0	10,994

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO RAE International Fund (Cont.)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Energy	$0	$3,264	$0	$3,264
Financials	0	18,613	0	18,613
Health Care	0	6,032	0	6,032
Industrials	0	8,629	0	8,629
Information Technology	0	373	0	373
Materials	0	9,103	0	9,103
Utilities	0	10,200	0	10,200
United States
Consumer Discretionary	0	608	0	608
Health Care	1,710	0	0	1,710
Preferred Stocks
Germany
Industrials	0	4,878	0	4,878
Real Estate Investment Trusts
Australia
Real Estate	0	926	0	926
Canada
Real Estate	1,376	0	0	1,376
France
Real Estate	148	300	0	448

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Hong Kong
Real Estate	$0	$170	$0	$170
United Kingdom
Real Estate	0	294	0	294
Rights
Spain
Communication Services	181	0	0	181
Energy	32	0	0	32
Industrials	54	0	0	54
Warrants
Spain
Industrials	2	0	0	2

	$59,808	$696,846	$0	$756,654

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	43,067	0	0	43,067

Total Investments	$102,875	$696,846	$0	$799,721

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 98.9%

IRELAND 0.0%

INDUSTRIALS 0.0%

Trane Technologies PLC	705	$63

Total Ireland		63

LUXEMBOURG 0.0%

MATERIALS 0.0%

Ternium S.A. SP - ADR	5,000	76

Total Luxembourg		76

SWITZERLAND 0.1%

FINANCIALS 0.1%

Chubb Ltd.	3,164	400

Total Switzerland		400

UNITED KINGDOM 0.7%

COMMUNICATION SERVICES 0.3%

Liberty Global PLC (a)	84,453	1,817

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	8,795	137

CONSUMER STAPLES 0.0%

Coca-Cola European Partners PLC	3,802	144

ENERGY 0.0%

Valaris PLC (c)	89,013	58

FINANCIALS 0.0%

Aon PLC	1,439	277

HEALTH CARE 0.1%

Mallinckrodt PLC (a)(c)	188,687	506

INDUSTRIALS 0.1%

Pentair PLC	8,564	325

MATERIALS 0.2%

Linde PLC	5,446	1,155

Total United Kingdom		4,419

UNITED STATES 98.1%

COMMUNICATION SERVICES 6.1%

Alphabet, Inc. ‘C’ (a)	1,176	1,663

Altice USA, Inc. ‘A’ (a)	31,912	719

AT&T, Inc.	215,426	6,512

CenturyLink, Inc.	183,613	1,842

Charter Communications, Inc. ‘A’ (a)	1,859	948

Comcast Corp. ‘A’	105,704	4,120

Facebook, Inc. ‘A’ (a)	1,303	296

Interpublic Group of Cos., Inc.	25,371	435

Liberty Latin America Ltd. ‘C’ (a)	24,003	227

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	38,253	1,318

News Corp. ‘A’	28,099	333

	SHARES	MARKET VALUE (000S)

Omnicom Group, Inc.	17,842	$974

T-Mobile US, Inc.	18,289	1,905

Telephone & Data Systems, Inc.	16,238	323

Verizon Communications, Inc.	165,233	9,109

ViacomCBS, Inc. ‘B’	102,312	2,386

Walt Disney Co.	32,705	3,647

		36,757

CONSUMER DISCRETIONARY 10.0%

Adient PLC (a)	23,415	385

AutoNation, Inc. (a)	15,410	579

AutoZone, Inc. (a)	189	213

Bed Bath & Beyond, Inc. (c)	229,619	2,434

Best Buy Co., Inc.	28,672	2,502

Booking Holdings, Inc. (a)	47	75

CarMax, Inc. (a)	5,477	490

Carnival Corp. (c)	18,554	305

Carter’s, Inc.	967	78

Dick’s Sporting Goods, Inc.	13,713	566

Dillard’s, Inc. ‘A’ (c)	11,879	306

Dollar General Corp.	6,363	1,212

eBay, Inc.	77,415	4,060

Expedia Group, Inc.	1,888	155

Foot Locker, Inc.	1,892	55

Ford Motor Co.	348,728	2,120

GameStop Corp. ‘A’ (a)(c)	165,285	717

Gap, Inc.	57,315	723

General Motors Co.	141,233	3,573

Goodyear Tire & Rubber Co.	102,128	914

H&R Block, Inc.	10,484	150

Harley-Davidson, Inc.	10,245	244

Hasbro, Inc.	2,620	196

Home Depot, Inc.	23,567	5,904

International Game Technology PLC	24,107	215

Kohl’s Corp.	75,413	1,566

L Brands, Inc.	50,552	757

Las Vegas Sands Corp.	16,143	735

Lear Corp.	678	74

LKQ Corp. (a)	9,944	261

Lowe’s Cos., Inc.	34,475	4,658

Macy’s, Inc. (c)	118,967	819

Mattel, Inc. (a)	52,890	511

McDonald’s Corp.	12,921	2,384

MGM Resorts International	10,009	168

Mohawk Industries, Inc. (a)	1,143	116

Newell Brands, Inc.	40,580	644

NIKE, Inc. ‘B’	8,212	805

Nordstrom, Inc. (c)	38,824	601

NVR, Inc. (a)	41	134

O’Reilly Automotive, Inc. (a)	415	175

Office Depot, Inc.	195,458	459

Polaris, Inc.	1,920	178

PulteGroup, Inc.	28,400	966

PVH Corp.	2,934	141

Qurate Retail, Inc. (a)	186,070	1,768

Ralph Lauren Corp.	2,794	203

Royal Caribbean Cruises Ltd.	5,768	290

Sally Beauty Holdings, Inc. (a)	51,257	642

Signet Jewelers Ltd.	59,149	607

Six Flags Entertainment Corp.	6,906	133

Starbucks Corp.	7,666	564

Tapestry, Inc.	13,375	178

Target Corp.	55,132	6,612

	SHARES	MARKET VALUE (000S)

TJX Cos., Inc.	12,032	$608

Urban Outfitters, Inc. (a)	7,008	107

Visteon Corp. (a)	19,689	1,349

Wendy’s Co.	5,796	126

Whirlpool Corp.	7,480	969

Williams-Sonoma, Inc.	2,133	175

Wyndham Destinations, Inc.	9,074	256

Yum! Brands, Inc.	13,999	1,217

		60,127

CONSUMER STAPLES 11.5%

Altria Group, Inc.	85,134	3,342

Archer-Daniels-Midland Co.	49,432	1,972

Bunge Ltd.	33,303	1,370

Campbell Soup Co.	8,336	414

Coca-Cola Co.	84,682	3,784

Colgate-Palmolive Co.	24,926	1,826

Conagra Brands, Inc.	5,940	209

Costco Wholesale Corp.	4,353	1,320

Coty, Inc. ‘A’	13,877	62

General Mills, Inc.	20,106	1,240

Herbalife Nutrition Ltd. (a)	12,313	554

Hershey Co.	2,267	294

Ingredion, Inc.	8,797	730

JM Smucker Co.	6,409	678

Kellogg Co.	6,328	418

Kimberly-Clark Corp.	11,138	1,574

Kraft Heinz Co.	54,882	1,750

Kroger Co.	242,662	8,214

Molson Coors Brewing Co.	16,260	559

Mondelez International, Inc. ‘A’	49,667	2,540

PepsiCo, Inc.	53,292	7,048

Philip Morris International, Inc.	57,384	4,020

Procter & Gamble Co.	95,528	11,422

Rite Aid Corp. (a)(c)	90,279	1,540

Spectrum Brands Holdings, Inc.	7,858	361

Sysco Corp.	11,294	617

Tyson Foods, Inc. ‘A’	2,953	176

U.S. Foods Holding Corp. (a)	23,594	465

Walgreens Boots Alliance, Inc.	40,223	1,705

Walmart, Inc.	77,701	9,307

		69,511

ENERGY 3.9%

Antero Resources Corp. (a)	311,060	790

Baker Hughes Co.	32,813	505

Chesapeake Energy Corp. (a)(c)	6,452	32

Chevron Corp.	38,532	3,438

ConocoPhillips	67,822	2,850

Exxon Mobil Corp.	134,555	6,017

Hess Corp.	2,699	140

HollyFrontier Corp.	45,439	1,327

Kinder Morgan, Inc.	70,552	1,070

Marathon Oil Corp.	111,101	680

Marathon Petroleum Corp.	12,466	466

Murphy Oil Corp.	34,516	476

Nabors Industries Ltd. (c)	5,667	210

National Oilwell Varco, Inc.	14,372	176

Occidental Petroleum Corp.	30,409	556

PBF Energy, Inc. ‘A’	6,979	71

Phillips 66	18,289	1,315

Range Resources Corp.	136,156	767

Schlumberger Ltd.	10,129	186

Transocean Ltd. (a)(c)	163,658	300

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	57

Schedule of Investments PIMCO RAE US Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Valero Energy Corp.	29,157	$1,715

Williams Cos., Inc.	20,033	381

World Fuel Services Corp.	5,867	151

		23,619

FINANCIALS 13.6%

Affiliated Managers Group, Inc.	2,061	154

Aflac, Inc.	29,248	1,054

Allstate Corp.	22,703	2,202

Ally Financial, Inc.	105,207	2,086

American Express Co.	18,981	1,807

American International Group, Inc.	168,593	5,257

Ameriprise Financial, Inc.	11,312	1,697

Assurant, Inc.	2,141	221

Bank of America Corp.	166,873	3,963

Bank of New York Mellon Corp.	40,268	1,556

Berkshire Hathaway, Inc. ‘B’ (a)	14,874	2,655

BlackRock, Inc.	2,046	1,113

Brighthouse Financial, Inc. (a)	10,870	302

Capital One Financial Corp.	62,667	3,922

CIT Group, Inc.	31,116	645

Citigroup, Inc.	146,321	7,477

Citizens Financial Group, Inc.	31,887	805

CNO Financial Group, Inc.	31,141	485

Comerica, Inc.	2,582	98

Discover Financial Services	33,654	1,686

Equitable Holdings, Inc.	6,903	133

Fifth Third Bancorp	36,802	710

Franklin Resources, Inc.	74,053	1,553

Genworth Financial, Inc. ‘A’ (a)	179,045	414

Goldman Sachs Group, Inc.	13,870	2,741

Hartford Financial Services Group, Inc.	4,760	184

Invesco Ltd.	39,145	421

Jefferies Financial Group, Inc.	35,210	548

JPMorgan Chase & Co.	91,380	8,595

Legg Mason, Inc.	22,101	1,100

Lincoln National Corp.	12,994	478

Loews Corp.	19,303	662

M&T Bank Corp.	2,185	227

MetLife, Inc.	56,808	2,075

Morgan Stanley	5,362	259

Navient Corp.	78,141	549

New York Community Bancorp, Inc.	58,701	599

Old Republic International Corp.	13,625	222

OneMain Holdings, Inc.	8,500	209

People’s United Financial, Inc.	6,196	72

PNC Financial Services Group, Inc.	11,637	1,224

Principal Financial Group, Inc.	6,243	259

Prudential Financial, Inc.	17,709	1,078

Regions Financial Corp.	26,842	298

Reinsurance Group of America, Inc.	878	69

Santander Consumer USA Holdings, Inc.	19,183	353

State Street Corp.	24,812	1,577

Synchrony Financial	47,470	1,052

T Rowe Price Group, Inc.	1,963	242

Travelers Cos., Inc.	28,372	3,236

Truist Financial Corp.	16,515	620

U.S. Bancorp	48,007	1,768

Unum Group	11,965	199

Voya Financial, Inc.	41,660	1,943

	SHARES	MARKET VALUE (000S)

Wells Fargo & Co.	275,690	$7,058

		81,912

HEALTH CARE 15.7%

Abbott Laboratories	910	83

AbbVie, Inc.	93,872	9,216

AmerisourceBergen Corp.	936	94

Amgen, Inc.	44,997	10,613

Anthem, Inc.	15,386	4,046

Biogen, Inc. (a)	4,018	1,075

Bristol-Myers Squibb Co.	39,805	2,341

Brookdale Senior Living, Inc. (a)	41,147	121

Cardinal Health, Inc.	22,787	1,189

Cigna Corp.	11,419	2,143

CVS Health Corp.	76,798	4,990

DaVita, Inc. (a)	27,258	2,157

Dentsply Sirona, Inc.	2,794	123

Eli Lilly & Co.	1,549	254

Five Star Senior Living, Inc. (a)	5,788	23

Gilead Sciences, Inc.	163,204	12,557

HCA Healthcare, Inc.	27,280	2,648

Henry Schein, Inc. (a)	1,747	102

Humana, Inc.	9,997	3,876

Johnson & Johnson	56,670	7,970

McKesson Corp.	28,652	4,396

MEDNAX, Inc. (a)	30,152	516

Merck & Co., Inc.	90,284	6,982

Mylan NV (a)	102,386	1,646

Pfizer, Inc.	337,573	11,039

Quest Diagnostics, Inc.	7,447	849

Tenet Healthcare Corp. (a)	42,728	774

United Therapeutics Corp. (a)	5,349	647

UnitedHealth Group, Inc.	6,240	1,840

Universal Health Services, Inc. ‘B’	5,275	490

		94,800

INDUSTRIALS 7.4%

3M Co.	13,092	2,042

AGCO Corp.	8,904	494

Alaska Air Group, Inc.	10,390	377

Allison Transmission Holdings, Inc.	6,223	229

American Airlines Group, Inc. (c)	146,165	1,910

Avis Budget Group, Inc. (a)(c)	30,887	707

Boeing Co.	2,982	547

Carrier Global Corp.	21,298	473

Caterpillar, Inc.	8,786	1,111

Colfax Corp. (a)	8,185	228

CSX Corp.	1,691	118

Cummins, Inc.	5,970	1,034

Deere & Co.	3,206	504

Delta Air Lines, Inc.	12,315	346

Dover Corp.	1,128	109

Eaton Corp. PLC	23,280	2,037

Emerson Electric Co.	25,739	1,597

FedEx Corp.	11,092	1,555

Fluor Corp.	88,908	1,074

Fortune Brands Home & Security, Inc.	7,061	451

General Dynamics Corp.	7,818	1,169

General Electric Co.	1,185,055	8,094

HD Supply Holdings, Inc. (a)	7,363	255

Honeywell International, Inc.	6,666	964

Illinois Tool Works, Inc.	11,062	1,934

	SHARES	MARKET VALUE (000S)

JetBlue Airways Corp. (a)	56,066	$611

Johnson Controls International PLC	12,618	431

Kansas City Southern	580	87

Lockheed Martin Corp.	1,409	514

Macquarie Infrastructure Corp.	5,962	183

ManpowerGroup, Inc.	17,234	1,185

Masco Corp.	5,406	271

Neilsen Holdings PLC	52,775	784

Norfolk Southern Corp.	2,217	389

Northrop Grumman Corp.	2,698	830

Otis Worldwide Corp.	9,884	562

Owens Corning	5,536	309

PACCAR, Inc.	2,904	217

Pitney Bowes, Inc.	79,355	206

Quanta Services, Inc.	5,374	211

Raytheon Technologies Corp.	29,502	1,818

Robert Half International, Inc.	4,261	225

Ryder System, Inc.	16,007	600

Southwest Airlines Co.	17,702	605

Spirit AeroSystems Holdings, Inc. ‘A’	26,433	633

Union Pacific Corp.	14,822	2,506

United Airlines Holdings, Inc. (a)	9,447	327

United Rentals, Inc. (a)	2,937	438

Waste Management, Inc.	2,824	299

WW Grainger, Inc.	1,682	528

XPO Logistics, Inc. (a)	1,927	149

		44,277

INFORMATION TECHNOLOGY 22.3%

Activision Blizzard, Inc.	32,372	2,457

Alliance Data Systems Corp.	8,462	382

Amdocs Ltd.	8,662	527

Apple, Inc.	88,689	32,354

Applied Materials, Inc.	60,179	3,638

Arrow Electronics, Inc. (a)	14,117	970

Avnet, Inc.	29,330	818

Booz Allen Hamilton Holding Corp.	4,731	368

Cisco Systems, Inc.	79,555	3,710

Citrix Systems, Inc.	6,091	901

Cognizant Technology Solutions Corp. ‘A’	2,748	156

CommScope Holding Co., Inc. (a)	5,702	48

Corning, Inc.	99,088	2,566

Dell Technologies, Inc. ‘C’ (a)	7,943	436

DXC Technology Co.	18,293	302

EchoStar Corp. ‘A’ (a)	3,836	107

Electronic Arts, Inc. (a)	4,543	600

F5 Networks, Inc. (a)	3,789	529

First Solar, Inc. (a)	1,477	73

Flex Ltd. (a)	71,285	731

Hewlett Packard Enterprise Co.	218,547	2,127

HP, Inc.	76,704	1,337

Intel Corp.	193,730	11,591

International Business Machines Corp.	103,487	12,498

Jabil, Inc.	29,629	951

Juniper Networks, Inc.	55,002	1,257

KLA Corp.	4,689	912

Lam Research Corp.	836	270

Leidos Holdings, Inc.	4,305	403

Micron Technology, Inc. (a)	48,508	2,499

Microsoft Corp.	69,434	14,131

Motorola Solutions, Inc.	3,856	540

NCR Corp. (a)	18,499	320

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

NetApp, Inc.	35,010	$1,553

NortonLifeLock, Inc.	155,294	3,080

Oracle Corp.	119,997	6,632

Qorvo, Inc. (a)	4,481	495

QUALCOMM, Inc.	115,652	10,549

Seagate Technology PLC	56,663	2,743

Skyworks Solutions, Inc.	2,501	320

Teradata Corp. (a)	22,564	469

Texas Instruments, Inc.	20,200	2,565

Western Digital Corp.	90,719	4,005

Western Union Co.	49,642	1,073

Xerox Holdings Corp.	11,144	170

Xilinx, Inc.	803	79

		134,242

MATERIALS 1.7%

Alcoa Corp. (a)	47,160	530

DuPont de Nemours, Inc.	5,853	311

Eastman Chemical Co.	8,457	589

Huntsman Corp.	18,004	323

International Paper Co.	37,917	1,335

LyondellBasell Industries NV ‘A’	55,146	3,624

Mosaic Co.	50,657	634

PPG Industries, Inc.	11,982	1,271

Reliance Steel & Aluminum Co.	6,973	662

Sealed Air Corp.	23,046	757

WestRock Co.	10,712	303

		10,339

REAL ESTATE 0.0%

Jones Lang LaSalle, Inc.	976	101

UTILITIES 5.9%

AES Corp.	124,841	1,809

Ameren Corp.	15,785	1,111

American Electric Power Co., Inc.	32,073	2,554

CenterPoint Energy, Inc.	32,714	611

CMS Energy Corp.	8,112	474

	SHARES	MARKET VALUE (000S)

Consolidated Edison, Inc.	25,859	$1,860

Dominion Energy, Inc.	9,491	770

DTE Energy Co.	4,987	536

Duke Energy Corp.	75,395	6,023

Edison International	23,620	1,283

Entergy Corp.	16,933	1,589

Eversource Energy	15,065	1,254

Exelon Corp.	124,819	4,530

FirstEnergy Corp.	18,846	731

NextEra Energy, Inc.	1,718	413

Pinnacle West Capital Corp.	9,325	683

PPL Corp.	70,613	1,825

Public Service Enterprise Group, Inc.	29,262	1,439

Sempra Energy	3,158	370

Southern Co.	58,635	3,040

UGI Corp.	7,039	224

Vistra Energy Corp.	26,747	498

WEC Energy Group, Inc.	3,656	320

Xcel Energy, Inc.	27,171	1,698

		35,645

Total United States		591,330

Total Common Stocks (Cost $493,964)		596,288

REAL ESTATE INVESTMENT TRUSTS 0.7%

UNITED STATES 0.7%

FINANCIALS 0.1%

Annaly Capital Management, Inc.	42,414	278

Starwood Property Trust, Inc.	8,718	131

		409

REAL ESTATE 0.6%

Brixmor Property Group, Inc.	19,541	251

Colony Capital, Inc.	94,103	226

CoreCivic, Inc.	30,998	290

Diversified Healthcare Trust	57,408	254

Healthpeak Properties, Inc.	4,015	111

Host Hotels & Resorts, Inc.	27,342	295

	SHARES	MARKET VALUE (000S)

Iron Mountain, Inc.	15,380	$401

Kimco Realty Corp.	9,219	118

Macerich Co. (c)	6,345	57

Service Properties Trust	16,330	116

SL Green Realty Corp.	3,031	149

Ventas, Inc.	23,109	846

VEREIT, Inc.	45,484	292

Welltower, Inc.	4,476	232

Weyerhaeuser Co.	13,613	306

		3,944

Total Real Estate Investment Trusts (Cost $6,318)		4,353

RIGHTS 0.0%

UNITED STATES 0.0%

COMMUNICATION SERVICES 0.0%

T-Mobile US, Inc. - Exp. 07/27/20	1	0

Total Rights (Cost $0)		0

Total Investments in Securities (Cost $500,282)		600,641

INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

MUTUAL FUNDS 1.8%

PIMCO Government Money Market Fund
0.180% (b)(c)(d)	10,842,804	10,843

Total Short-Term Instruments (Cost $10,843)		10,843

Total Investments in Affiliates (Cost $10,843)		10,843

Total Investments 101.4% (Cost $511,125)		$611,484

Other Assets and Liabilities, net (1.4)%		(8,494)

Net Assets 100.0%		$602,990

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $10,238 were out on loan in exchange for $10,475 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BPG	$0	$0	$0	$295	$295	$(303)	$(8)
BSN	0	0	0	213	213	(218)	(5)
GSC	0	0	0	4,337	4,337	(4,426)	(89)
MSC	0	0	0	2,232	2,232	(2,288)	(56)
SAL	0	0	0	3,161	3,161	(3,240)	(79)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$10,238

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	59

Schedule of Investments PIMCO RAE US Fund (Cont.)

June 30, 2020

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$10,418	$0	$0	$0	$10,418
Real Estate Investment Trusts	57	0	0	0	57

Total Borrowings	$10,475	$0	$0	$0	$10,475

Payable for securities on loan - cash collateral					$10,475

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Ireland
Industrials	$63	$0	$0	$63
Luxembourg
Materials	76	0	0	76
Switzerland
Financials	400	0	0	400
United Kingdom
Communication Services	1,817	0	0	1,817
Consumer Discretionary	137	0	0	137
Consumer Staples	144	0	0	144
Energy	58	0	0	58
Financials	277	0	0	277
Health Care	506	0	0	506
Industrials	325	0	0	325
Materials	1,155	0	0	1,155
United States
Communication Services	36,757	0	0	36,757
Consumer Discretionary	60,127	0	0	60,127
Consumer Staples	69,511	0	0	69,511

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Energy	$23,619	$0	$0	$23,619
Financials	81,912	0	0	81,912
Health Care	94,800	0	0	94,800
Industrials	44,277	0	0	44,277
Information Technology	134,242	0	0	134,242
Materials	10,339	0	0	10,339
Real Estate	101	0	0	101
Utilities	35,645	0	0	35,645
Real Estate Investment Trusts
United States
Financials	409	0	0	409
Real Estate	3,944	0	0	3,944

	$600,641	$0	$0	$600,641

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	10,843	0	0	10,843

Total Investments	$611,484	$0	$0	$611,484

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAE US Small Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.9%

COMMON STOCKS 88.9%

LUXEMBOURG 0.1%

MATERIALS 0.1%

Orion Engineered Carbons S.A.	13,632	$144

Total Luxembourg		144

UNITED KINGDOM 0.6%

CONSUMER DISCRETIONARY 0.2%

Delphi Technologies PLC (a)	49,710	706

CONSUMER STAPLES 0.2%

Nomad Foods Ltd. (a)	21,348	458

FINANCIALS 0.2%

Janus Henderson Group PLC	28,401	601

INFORMATION TECHNOLOGY 0.0%

Cardtronics PLC ‘A’ (a)	2,597	62

MATERIALS 0.0%

Venator Materials PLC (a)	25,455	46

Total United Kingdom		1,873

UNITED STATES 88.2%

COMMUNICATION SERVICES 2.7%

AMC Entertainment Holdings, Inc. ‘A’ (c)	109,727	471

AMC Networks, Inc. ‘A’ (a)	12,116	283

ATN International, Inc.	2,240	136

Cars.com, Inc. (a)	53,060	306

Cinemark Holdings, Inc.	42,449	490

Cogent Communications Holdings, Inc.	4,442	344

Comscore, Inc. (a)	52,795	164

Consolidated Communications Holdings, Inc. (a)	89,143	603

Entercom Communications Corp. ‘A’	12,332	17

Gannett Co., Inc.	49,899	69

Gray Television, Inc. (a)	12,543	175

iHeartMedia, Inc. ‘A’ (a)(c)	48,014	401

Iridium Communications, Inc. (a)	12,985	330

John Wiley & Sons, Inc. ‘A’	19,017	742

Lions Gate Entertainment Corp. ‘A’ (a)	45,021	333

Marcus Corp.	3,231	43

Meredith Corp.	13,341	194

MSG Networks, Inc. ‘A’ (a)	6,598	66

NII Holdings, Inc. (a)	22,836	49

Scholastic Corp.	11,405	341

Shenandoah Telecommunications Co.	3,895	192

Sinclair Broadcast Group, Inc. ‘A’	31,257	577

TEGNA, Inc.	90,231	1,005

TrueCar, Inc. (a)	14,966	39

Vonage Holdings Corp. (a)	27,421	276

Yelp, Inc. (a)	8,571	198

		7,844

CONSUMER DISCRETIONARY 16.5%

1-800-Flowers.com, Inc. ‘A’ (a)	2,361	47

	SHARES	MARKET VALUE (000S)

Aaron’s, Inc.	26,756	$1,215

Abercrombie & Fitch Co. ‘A’	170,529	1,814

Acushnet Holdings Corp.	6,138	213

Adtalem Global Education, Inc. (a)	11,599	361

American Axle & Manufacturing Holdings, Inc. (a)	46,349	352

American Eagle Outfitters, Inc.	55,437	604

Asbury Automotive Group, Inc. (a)	14,300	1,106

At Home Group, Inc. (a)	13,502	88

Big Lots, Inc.	52,729	2,215

BJ’s Restaurants, Inc.	5,444	114

Bloomin’ Brands, Inc.	49,644	529

Boot Barn Holdings, Inc. (a)	1,382	30

Boyd Gaming Corp.	17,100	357

Brinker International, Inc.	43,921	1,054

Buckle, Inc.	31,173	489

Caleres, Inc.	21,648	181

Callaway Golf Co.	6,117	107

Camping World Holdings, Inc. ‘A’	2,371	64

Cavco Industries, Inc. (a)	474	91

Century Communities, Inc. (a)	2,562	79

Cheesecake Factory, Inc. (c)	32,021	734

Chico’s FAS, Inc.	187,036	258

Children’s Place, Inc. (c)	3,739	140

Churchill Downs, Inc.	4,205	560

Conn’s, Inc. (a)(c)	10,775	109

Cooper Tire & Rubber Co.	34,508	953

Cooper-Standard Holding, Inc. (a)	19,350	256

Core-Mark Holding Co., Inc.	32,210	804

Cracker Barrel Old Country Store, Inc.	4,300	477

Crocs, Inc. (a)	5,239	193

Dana, Inc.	50,776	619

Dave & Buster’s Entertainment, Inc. (c)	5,709	76

Deckers Outdoor Corp. (a)	5,228	1,027

Denny’s Corp. (a)	11,647	118

Designer Brands, Inc.	37,157	252

Dine Brands Global, Inc.	2,707	114

Dorman Products, Inc. (a)	2,320	156

Eldorado Resorts, Inc. (a)(c)	3,710	149

Extended Stay America, Inc.	62,415	698

Floor & Decor Holdings, Inc. (a)	3,132	181

Fossil Group, Inc. (a)	88,337	411

frontdoor, Inc. (a)	9,540	423

G-III Apparel Group Ltd. (a)	15,260	203

Genesco, Inc. (a)	21,131	458

Gentherm, Inc. (a)	4,179	163

GoPro, Inc. ‘A’ (a)	26,447	126

Graham Holdings Co. ‘B’	1,696	581

Group 1 Automotive, Inc.	13,988	923

Groupon, Inc. (a)	7,327	133

Guess?, Inc.	21,708	210

Helen of Troy Ltd. (a)	6,093	1,149

Hilton Grand Vacations, Inc. (a)	26,630	521

Houghton Mifflin Harcourt Co. (a)	83,177	151

Hudson Ltd. ‘A’ (a)	19,150	93

Installed Building Products, Inc. (a)	773	53

iRobot Corp. (a)	972	82

Jack in the Box, Inc.	25,052	1,856

K12, Inc. (a)	9,751	266

KB Home	20,369	625

La-Z-Boy, Inc.	16,882	457

Laureate Education, Inc. ‘A’ (a)	18,554	185

LCI Industries	2,481	285

	SHARES	MARKET VALUE (000S)

LGI Homes, Inc. (a)	1,427	$126

Lithia Motors, Inc. ‘A’	5,607	848

M/I Homes, Inc. (a)	13,251	456

MDC Holdings, Inc.	12,899	460

Meritage Homes Corp. (a)	11,984	912

Michaels Cos., Inc. (a)(c)	80,107	566

Modine Manufacturing Co. (a)	14,235	79

Monro, Inc.	2,352	129

Movado Group, Inc.	5,450	59

Murphy USA, Inc. (a)	12,863	1,448

National Vision Holdings, Inc. (a)	6,621	202

Office Depot, Inc.	473,516	1,113

Oxford Industries, Inc.	3,601	158

Papa John’s International, Inc.	4,816	382

Party City Holdco, Inc. (a)(c)	70,656	105

Penn National Gaming, Inc. (a)	31,172	952

Perdoceo Education Corp. (a)	14,354	229

Red Rock Resorts, Inc. ‘A’	11,492	125

Regis Corp. (a)	19,447	159

Rent-A-Center, Inc.	41,339	1,150

RH - Restoration Hardware Holdings, Inc. (a)	3,234	805

Scientific Games Corp. ‘A’ (a)	14,804	229

SeaWorld Entertainment, Inc. (a)	18,654	276

Sleep Number Corp. (a)	11,200	466

Smith & Wesson Brands, Inc. (a)	32,812	706

Sonic Automotive, Inc. ‘A’	23,661	755

Stamps.com, Inc. (a)	2,194	403

Standard Motor Products, Inc.	3,153	130

Steven Madden Ltd.	13,842	342

Stoneridge, Inc. (a)	2,857	59

Strategic Education, Inc.	591	91

Sturm Ruger & Co., Inc.	3,768	286

Tailored Brands, Inc. (c)	57,976	54

Taylor Morrison Home Corp. ‘A’ (a)	39,825	768

Tempur Sealy International, Inc. (a)	12,261	882

Tenneco, Inc. ‘A’ (a)	103,595	783

Thor Industries, Inc.	10,933	1,165

TopBuild Corp. (a)	3,667	417

TRI Pointe Group, Inc. (a)	36,956	543

Tupperware Brands Corp.	97,681	464

Winnebago Industries, Inc.	1,409	94

Wolverine World Wide, Inc.	17,028	405

WW International, Inc. (a)	7,389	187

Zumiez, Inc. (a)	5,107	140

		48,446

CONSUMER STAPLES 7.5%

Andersons, Inc.	8,611	118

B&G Foods, Inc. (c)	21,414	522

BJ’s Wholesale Club Holdings, Inc. (a)	15,355	572

Boston Beer Co., Inc. ‘A’ (a)	896	481

Central Garden & Pet Co. ‘A’ (a)	6,841	231

Chefs’ Warehouse, Inc. (a)	2,663	36

Coca-Cola Consolidated, Inc.	872	200

Darling Ingredients, Inc. (a)	40,778	1,004

Edgewell Personal Care Co. (a)	26,702	832

Energizer Holdings, Inc.	6,309	300

Flowers Foods, Inc.	60,854	1,361

Fresh Del Monte Produce, Inc.	20,890	514

Hain Celestial Group, Inc. (a)	22,005	693

Hostess Brands, Inc. (a)	17,916	219

Ingles Markets, Inc. ‘A’	10,077	434

Inter Parfums, Inc.	1,491	72

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	61

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

J&J Snack Foods Corp.	1,722	$219

John B Sanfilippo & Son, Inc.	1,131	97

Lancaster Colony Corp.	2,126	330

Nu Skin Enterprises, Inc. ‘A’	37,466	1,432

Performance Food Group Co. (a)	26,299	766

PriceSmart, Inc.	4,487	271

Rite Aid Corp. (a)(c)	211,864	3,614

Sanderson Farms, Inc.	5,680	658

SpartanNash Co.	30,376	645

Sprouts Farmers Market, Inc. (a)	22,190	568

TreeHouse Foods, Inc. (a)	14,727	645

United Natural Foods, Inc. (a)	104,978	1,912

Universal Corp.	23,500	999

USANA Health Sciences, Inc. (a)	4,083	300

Vector Group Ltd.	73,855	743

WD-40 Co.	873	173

Weis Markets, Inc.	18,489	927

		21,888

ENERGY 3.1%

Arch Resources, Inc.	22,038	626

Archrock, Inc.	31,452	204

Berry Corp.	10,244	50

Callon Petroleum Co. (a)(c)	19,806	23

Centennial Resource Development, Inc. (a)	8,717	8

ChampionX Corp. (a)	7,962	78

CNX Resources Corp. (a)	53,991	467

CONSOL Energy, Inc. (a)(c)	32,073	163

Delek U.S. Holdings, Inc.	14,965	261

Dril-Quip, Inc. (a)	9,073	270

Forum Energy Technologies, Inc. (a)	8,029	4

Green Plains, Inc.	26,118	267

Gulfport Energy Corp. (a)	169,919	185

Helix Energy Solutions Group, Inc. (a)	23,679	82

Kosmos Energy Ltd.	12,570	21

Nabors Industries Ltd. (c)	21,934	812

Oasis Petroleum, Inc. (a)(c)	62,535	47

Oceaneering International, Inc. (a)	225,244	1,439

Oil States International, Inc. (a)	22,516	107

Par Pacific Holdings, Inc. (a)	7,498	67

Patterson-UTI Energy, Inc.	378,545	1,314

PDC Energy, Inc. (a)	16,209	202

Peabody Energy Corp.	56,747	163

QEP Resources, Inc.	57,668	74

Renewable Energy Group, Inc. (a)	2,032	50

SM Energy Co.	268,217	1,006

Southwestern Energy Co. (a)	148,199	379

Tidewater, Inc. (a)	10,670	60

U.S. Silica Holdings, Inc.	39,375	142

World Fuel Services Corp.	20,035	516

		9,087

FINANCIALS 13.2%

Affiliated Managers Group, Inc.	12,979	968

Ambac Financial Group, Inc. (a)	28,455	407

Amerant Bancorp, Inc. (a)	968	15

American Equity Investment Life Holding Co.	24,438	604

American National Insurance Co.	2,888	208

Ameris Bancorp	2,609	62

Amerisafe, Inc.	2,338	143

	SHARES	MARKET VALUE (000S)

Artisan Partners Asset Management, Inc. ‘A’	16,418	$534

Associated Banc-Corp.	32,942	451

Atlantic Union Bankshares Corp.	4,523	105

Axos Financial, Inc. (a)	5,836	129

Banc of California, Inc.	4,400	48

BancFirst Corp.	2,173	88

BancorpSouth Bank	17,382	395

Bank of Hawaii Corp.	8,953	550

Bank OZK	15,580	366

BankUnited, Inc.	26,428	535

Banner Corp.	5,456	207

Berkshire Hills Bancorp, Inc.	4,985	55

BGC Partners, Inc. ‘A’	78,768	216

Blucora, Inc. (a)	2,856	33

Boston Private Financial Holdings, Inc.	20,401	140

Brookline Bancorp, Inc.	13,880	140

Bryn Mawr Bank Corp.	1,745	48

Cadence BanCorp	12,805	113

Calamos Asset Management, Inc. (a)	3,240	0

Camden National Corp.	2,253	78

Cannae Holdings, Inc. (a)	20,722	852

Capitol Federal Financial, Inc.	44,461	490

Cathay General Bancorp	14,041	369

Central Pacific Financial Corp.	10,496	168

City Holding Co.	1,963	128

Cohen & Steers, Inc.	3,648	248

Columbia Banking System, Inc.	10,068	285

Community Bank System, Inc.	6,119	349

Community Trust Bancorp, Inc.	3,218	105

Customers Bancorp, Inc. (a)	9,168	110

CVB Financial Corp.	10,422	195

Dime Community Bancshares, Inc.	7,051	97

Eagle Bancorp, Inc.	3,240	106

Employers Holdings, Inc.	3,234	97

Encore Capital Group, Inc. (a)	4,552	156

Enova International, Inc. (a)	6,508	97

Essent Group Ltd.	3,250	118

Evercore, Inc. ‘A’	12,216	720

FBL Financial Group, Inc. ‘A’	2,879	103

Federal Agricultural Mortgage Corp. ‘C’	1,305	84

Federated Investors, Inc. ‘B’	26,897	637

First Bancorp	1,695	42

First Busey Corp.	4,375	82

First Commonwealth Financial Corp.	19,440	161

First Financial Bancorp	6,807	95

First Financial Bankshares, Inc.	5,503	159

First Hawaiian, Inc.	30,675	529

First Interstate BancSystem, Inc. ‘A’	2,986	92

First Merchants Corp.	2,914	80

First Midwest Bancorp, Inc.	13,343	178

FirstCash, Inc.	4,563	308

Flagstar Bancorp, Inc.	7,384	217

Flushing Financial Corp.	7,270	84

FNB Corp.	55,549	417

Fulton Financial Corp.	61,126	644

Glacier Bancorp, Inc.	6,471	228

Great Southern Bancorp, Inc.	2,511	101

Great Western Bancorp, Inc.	16,237	223

Green Dot Corp. ‘A’ (a)	4,098	201

Hancock Holding Co.	15,200	322

Hanmi Financial Corp.	10,343	100

Heartland Financial USA, Inc.	2,785	93

	SHARES	MARKET VALUE (000S)

Hercules Capital, Inc.	14,041	$147

Heritage Financial Corp.	2,253	45

Hilltop Holdings, Inc.	32,993	609

Home BancShares, Inc.	11,181	172

HomeStreet, Inc.	7,014	173

Hope Bancorp, Inc.	28,403	262

Horace Mann Educators Corp.	4,798	176

Houlihan Lokey, Inc.	3,608	201

IBERIABANK Corp.	2,952	134

Independent Bank Corp.	2,280	153

International Bancshares Corp.	11,436	366

Investors Bancorp, Inc.	64,213	546

Lakeland Bancorp, Inc.	8,992	103

Lakeland Financial Corp.	2,455	114

Legg Mason, Inc.	32,396	1,612

LendingTree, Inc. (a)	179	52

MBIA, Inc. (a)	86,876	630

Mercury General Corp.	5,578	227

Meridian Bancorp, Inc.	7,044	82

Meta Financial Group, Inc.	2,539	46

Moelis & Co. ‘A’	4,544	142

National Bank Holdings Corp. ‘A’	4,474	121

National General Holdings Corp.	2,058	44

National Western Life Group, Inc. ‘A’	212	43

NBT Bancorp, Inc.	7,369	227

Nelnet, Inc. ‘A’	6,596	315

Northfield Bancorp, Inc.	13,322	153

Northwest Bancshares, Inc.	30,743	314

Old National Bancorp	22,124	304

Pacific Premier Bancorp, Inc.	3,870	84

Park National Corp.	2,304	162

PennyMac Financial Services, Inc.	4,325	181

Peoples Bancorp, Inc.	3,246	69

Piper Jaffray Cos.	3,440	203

PRA Group, Inc. (a)	14,670	567

Premier Financial Corp.	2,475	44

ProAssurance Corp.	34,328	497

Provident Financial Services, Inc.	11,662	169

Radian Group, Inc.	26,240	407

Renasant Corp.	7,000	174

RLI Corp.	5,400	443

S&T Bancorp, Inc.	4,777	112

Safety Insurance Group, Inc.	1,855	141

Sandy Spring Bancorp, Inc.	4,604	114

Seacoast Banking Corp. of Florida (a)	3,265	67

Selective Insurance Group, Inc.	5,580	294

Simmons First National Corp. ‘A’	4,494	77

South State Corp.	5,184	247

Southside Bancshares, Inc.	3,318	92

Sterling Bancorp	5,821	68

Stewart Information Services Corp.	13,181	429

Stock Yards Bancorp, Inc.	2,476	100

TCF Financial Corp.	20,211	595

Texas Capital Bancshares, Inc. (a)	5,172	160

Tompkins Financial Corp.	1,642	106

Towne Bank	7,602	143

TriCo Bancshares	1,246	38

TrustCo Bank Corp.	21,268	135

Trustmark Corp.	17,817	437

UMB Financial Corp.	6,987	360

Umpqua Holdings Corp.	78,725	838

United Bankshares, Inc.	16,848	466

United Community Banks, Inc.	9,092	183

United Fire Group, Inc.	3,282	91

Universal Insurance Holdings, Inc.	4,059	72

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Univest Financial Corp.	5,497	$89

Valley National Bancorp	58,600	458

Virtus Investment Partners, Inc.	911	106

Waddell & Reed Financial, Inc. ‘A’	125,742	1,950

Walker & Dunlop, Inc.	4,270	217

Washington Federal, Inc.	33,446	898

Washington Trust Bancorp, Inc.	2,968	97

WesBanco, Inc.	5,276	107

Westamerica Bancorporation	2,558	147

White Mountains Insurance Group Ltd.	1,632	1,449

Wintrust Financial Corp.	8,095	353

World Acceptance Corp. (a)	4,369	286

WSFS Financial Corp.	3,962	114

		38,657

HEALTH CARE 5.7%

Acadia Healthcare Co., Inc. (a)	41,231	1,036

Acorda Therapeutics, Inc. (a)(c)	30,919	23

Allscripts Healthcare Solutions, Inc. (a)	71,923	487

Amedisys, Inc. (a)	3,037	603

AMN Healthcare Services, Inc. (a)	3,920	177

Amneal Pharmaceuticals, Inc. (a)	28,624	136

AngioDynamics, Inc. (a)	10,168	103

Avanos Medical, Inc. (a)	8,941	263

Cantel Medical Corp.	1,881	83

CONMED Corp.	3,220	232

Covetrus, Inc. (a)	67,643	1,210

Emergent BioSolutions, Inc. (a)	3,722	294

Ensign Group, Inc.	3,713	155

Haemonetics Corp. (a)	2,481	222

Hanger, Inc. (a)	17,796	295

HealthStream, Inc. (a)	1,754	39

HMS Holdings Corp. (a)	3,011	98

Inovalon Holdings, Inc. ‘A’ (a)	2,494	48

Integer Holdings Corp. (a)	2,208	161

LHC Group, Inc. (a)	1,119	195

Luminex Corp.	5,178	169

Magellan Health, Inc. (a)	18,555	1,354

Medpace Holdings, Inc. (a)	2,341	218

Meridian Bioscience, Inc. (a)	12,362	288

Merit Medical Systems, Inc. (a)	6,061	277

Myriad Genetics, Inc. (a)	39,607	449

National HealthCare Corp.	4,907	311

Natus Medical, Inc. (a)	4,668	102

Neogen Corp. (a)	1,923	149

NextGen Healthcare, Inc. (a)	9,363	103

NuVasive, Inc. (a)	6,817	379

Omnicell, Inc. (a)	1,586	112

OPKO Health, Inc. (a)(c)	101,037	345

Orthofix Medical, Inc. (a)	3,631	116

Patterson Cos., Inc.	143,756	3,163

Pennant Group, Inc. (a)	867	20

Prestige Consumer Healthcare, Inc. (a)	13,819	519

RadNet, Inc. (a)	6,375	101

Repligen Corp. (a)	618	76

Select Medical Holdings Corp. (a)	29,856	440

Syneos Health, Inc. (a)	8,177	476

Tivity Health, Inc. (a)	6,500	74

U.S. Physical Therapy, Inc.	829	67

United Therapeutics Corp. (a)	13,433	1,625

Varex Imaging Corp. (a)	5,742	87

		16,880

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 17.9%

AAON, Inc.	1,772	$96

AAR Corp.	25,296	523

ABM Industries, Inc.	8,881	322

ACCO Brands Corp.	48,894	347

Advanced Disposal Services, Inc. (a)	11,615	350

Advanced Drainage Systems, Inc.	3,087	153

Aerojet Rocketdyne Holdings, Inc. (a)	3,270	130

Air Lease Corp.	28,290	829

Air Transport Services Group, Inc. (a)	9,376	209

Alamo Group, Inc.	1,116	115

Albany International Corp. ‘A’	2,574	151

Allegiant Travel Co.	5,255	574

Altra Industrial Motion Corp.	5,225	166

American Woodmark Corp. (a)	678	51

Apogee Enterprises, Inc.	7,739	178

Applied Industrial Technologies, Inc.	6,261	391

ArcBest Corp.	11,130	295

Arcosa, Inc.	21,744	918

Argan, Inc.	2,719	129

Armstrong World Industries, Inc.	6,877	536

ASGN, Inc. (a)	4,154	277

Astec Industries, Inc.	4,757	220

Atkore International Group, Inc. (a)	9,803	268

Atlas Air Worldwide Holdings, Inc. (a)	22,251	957

AZZ, Inc.	2,918	100

Barnes Group, Inc.	8,817	349

Beacon Roofing Supply, Inc. (a)	16,135	426

BMC Stock Holdings, Inc. (a)	16,221	408

Brady Corp. ‘A’	9,810	459

Brink’s Co.	3,821	174

Builders FirstSource, Inc. (a)	35,860	742

Casella Waste Systems, Inc. ‘A’ (a)	1,880	98

CBIZ, Inc. (a)	3,743	90

CIRCOR International, Inc. (a)	1,440	37

Clean Harbors, Inc. (a)	10,966	658

Columbus McKinnon Corp.	2,588	87

Comfort Systems USA, Inc.	3,691	150

Covanta Holding Corp.	51,555	494

Cubic Corp.	2,735	131

Deluxe Corp.	28,174	663

Douglas Dynamics, Inc.	2,354	83

DXP Enterprises, Inc. (a)	1,757	35

Dycom Industries, Inc. (a)	11,654	477

Echo Global Logistics, Inc. (a)	4,373	95

EMCOR Group, Inc.	10,491	694

Encore Wire Corp.	2,500	122

Enerpac Tool Group Corp.	22,894	403

EnerSys	7,213	464

EnPro Industries, Inc.	4,076	201

ESCO Technologies, Inc.	1,909	161

Evoqua Water Technologies Corp. (a)	5,545	103

Exponent, Inc.	2,704	219

Federal Signal Corp.	3,891	116

Forward Air Corp.	2,920	146

Franklin Electric Co., Inc.	4,296	226

FTI Consulting, Inc. (a)	7,389	846

GATX Corp.	18,607	1,135

Generac Holdings, Inc. (a)	8,590	1,047

Gibraltar Industries, Inc. (a)	3,181	153

GMS, Inc. (a)	14,561	358

Granite Construction, Inc.	7,359	141

Greenbrier Cos., Inc.	21,711	494

Griffon Corp.	21,556	399

	SHARES	MARKET VALUE (000S)

H&E Equipment Services, Inc.	8,624	$159

Harsco Corp. (a)	9,031	122

Hawaiian Holdings, Inc.	30,309	426

Healthcare Services Group, Inc.	5,671	139

Heidrick & Struggles International, Inc.	4,653	101

Herc Holdings, Inc. (a)	11,710	360

Herman Miller, Inc.	15,248	360

Hillenbrand, Inc.	16,986	460

HNI Corp.	13,306	407

Hub Group, Inc. ‘A’ (a)	4,008	192

Huron Consulting Group, Inc. (a)	2,766	122

Hyster-Yale Materials Handling, Inc.	3,153	122

ICF International, Inc.	3,454	224

Interface, Inc.	16,352	133

JELD-WEN Holding, Inc. (a)	10,220	165

John Bean Technologies Corp.	1,637	141

Kadant, Inc.	311	31

Kaman Corp.	6,218	259

KBR, Inc.	17,524	395

Kelly Services, Inc. ‘A’	34,056	539

Kennametal, Inc.	10,164	292

Kforce, Inc.	7,486	219

Knoll, Inc.	10,671	130

Korn Ferry	7,995	246

Kratos Defense & Security Solutions, Inc. (a)	6,927	108

Landstar System, Inc.	5,195	583

Lindsay Corp.	1,891	174

Masonite International Corp. (a)	5,933	462

MasTec, Inc. (a)	10,929	490

Matson, Inc.	9,974	290

Matthews International Corp. ‘A’	7,774	149

McGrath RentCorp	2,991	162

Mercury Systems, Inc. (a)	1,209	95

Meritor, Inc. (a)	14,698	291

Mobile Mini, Inc.	8,146	240

Moog, Inc. ‘A’	11,688	619

MRC Global, Inc. (a)	30,848	182

MSA Safety, Inc.	2,660	304

Mueller Industries, Inc.	20,407	542

Mueller Water Products, Inc. ‘A’	20,999	198

National Presto Industries, Inc.	738	65

Navistar International Corp. (a)	5,384	152

NOW, Inc. (a)	23,136	200

Primoris Services Corp.	9,315	165

Quad/Graphics, Inc.	44,846	146

RBC Bearings, Inc. (a)	908	122

Regal Beloit Corp.	11,994	1,047

Resideo Technologies, Inc. (a)	150,311	1,762

Rexnord Corp.	25,870	754

Rush Enterprises, Inc. ‘A’	7,335	304

Saia, Inc. (a)	4,100	456

Schneider National, Inc. ‘B’	18,451	455

SEACOR Holdings, Inc. (a)	3,626	103

Simpson Manufacturing Co., Inc.	5,876	496

SiteOne Landscape Supply, Inc. (a)	2,064	235

SkyWest, Inc.	12,332	402

SP Plus Corp. (a)	3,396	70

Spirit Airlines, Inc. (a)(c)	15,200	271

SPX Corp. (a)	1,416	58

SPX FLOW, Inc. (a)	13,632	510

Standex International Corp.	977	56

Steelcase, Inc. ‘A’	40,407	487

Stericycle, Inc. (a)	20,115	1,126

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	63

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Sunrun, Inc. (a)	2,146	$42

Tennant Co.	1,880	122

Terex Corp.	68,414	1,284

Tetra Tech, Inc.	7,402	586

Thermon Group Holdings, Inc. (a)	3,568	52

Timken Co.	18,936	861

Trex Co., Inc. (a)	1,410	183

TriMas Corp. (a)	5,085	122

TriNet Group, Inc. (a)	1,743	106

Trinity Industries, Inc.	47,111	1,003

Triumph Group, Inc.	11,279	102

TrueBlue, Inc. (a)	11,731	179

Tutor Perini Corp. (a)	31,631	385

UFP Industries, Inc.	10,372	514

UniFirst Corp.	2,001	358

Univar Solutions, Inc. (a)	51,492	868

Valmont Industries, Inc.	7,147	812

Viad Corp.	3,009	57

Wabash National Corp.	10,025	106

Watts Water Technologies, Inc. ‘A’	5,079	411

Welbilt, Inc. (a)	21,422	130

Werner Enterprises, Inc.	10,125	441

WESCO International, Inc. (a)	69,949	2,456

WillScot Corp. (a)	1,958	24

		52,648

INFORMATION TECHNOLOGY 10.5%

Acacia Communications, Inc. (a)	2,253	151

ACI Worldwide, Inc. (a)	11,415	308

ADTRAN, Inc.	32,316	353

Advanced Energy Industries, Inc. (a)	3,856	261

Ambarella, Inc. (a)	2,928	134

Amkor Technology, Inc. (a)	54,452	670

Avaya Holdings Corp. (a)	111,135	1,374

Badger Meter, Inc.	1,596	100

Belden, Inc.	11,797	384

Benchmark Electronics, Inc.	35,889	775

Blackbaud, Inc.	2,341	134

Bottomline Technologies de, Inc. (a)	641	33

Brooks Automation, Inc.	4,306	191

Cabot Microelectronics Corp.	1,504	210

Cirrus Logic, Inc. (a)	19,683	1,216

Coherent, Inc. (a)	2,417	317

CommVault Systems, Inc. (a)	6,710	260

Comtech Telecommunications Corp.	8,198	138

Conduent, Inc. (a)	192,262	460

CoreLogic, Inc.	26,294	1,768

CSG Systems International, Inc.	7,345	304

CTS Corp.	4,789	96

Diebold Nixdorf, Inc. (a)	78,768	477

Diodes, Inc. (a)	6,490	329

Ebix, Inc.	3,203	72

Endurance International Group Holdings, Inc. (a)	29,120	117

Envestnet, Inc. (a)	2,374	175

ePlus, Inc. (a)	2,667	189

ExlService Holdings, Inc. (a)	1,791	114

Extreme Networks, Inc. (a)	13,632	59

FARO Technologies, Inc. (a)	2,256	121

FireEye, Inc. (a)	9,967	121

Fitbit, Inc. ‘A’ (a)	49,082	317

FormFactor, Inc. (a)	6,309	185

	SHARES	MARKET VALUE (000S)

II-VI, Inc. (a)	8,225	$388

Infinera Corp. (a)	30,394	180

Inphi Corp. (a)	2,049	241

Insight Enterprises, Inc. (a)	19,197	945

InterDigital, Inc.	11,110	629

Itron, Inc. (a)	4,252	282

J2 Global, Inc.	9,120	576

Knowles Corp. (a)	30,316	463

LiveRamp Holdings, Inc. (a)	6,775	288

LogMeIn, Inc.	5,518	468

Lumentum Holdings, Inc. (a)	2,579	210

MACOM Technology Solutions Holdings, Inc. (a)	5,574	191

Manhattan Associates, Inc. (a)	10,771	1,015

ManTech International Corp. ‘A’	3,865	265

Methode Electronics, Inc.	4,142	129

MicroStrategy, Inc. ‘A’ (a)	1,853	219

MTS Systems Corp.	3,600	63

NETGEAR, Inc. (a)	7,298	189

NetScout Systems, Inc. (a)	49,496	1,265

NIC, Inc.	8,159	187

OSI Systems, Inc. (a)	2,679	200

PC Connection, Inc.	3,547	164

Perficient, Inc. (a)	4,278	153

Perspecta, Inc.	45,897	1,066

Photronics, Inc. (a)	16,805	187

Plantronics, Inc.	15,018	220

Plexus Corp. (a)	5,780	408

Power Integrations, Inc.	2,487	294

Progress Software Corp.	10,596	411

Qualys, Inc. (a)	1,002	104

Rambus, Inc. (a)	24,766	376

Rogers Corp. (a)	1,750	218

Sanmina Corp. (a)	30,302	759

ScanSource, Inc. (a)	9,339	225

Science Applications International Corp.	6,130	476

Semtech Corp. (a)	4,997	261

Silicon Laboratories, Inc. (a)	2,730	274

Stratasys Ltd. (a)(c)	8,587	136

Sykes Enterprises, Inc. (a)	13,773	381

Synaptics, Inc. (a)	16,402	986

TTEC Holdings, Inc.	1,733	81

TTM Technologies, Inc. (a)	45,798	543

Unisys Corp. (a)	28,988	316

Verint Systems, Inc. (a)	9,324	421

Viavi Solutions, Inc. (a)	21,093	269

Virtusa Corp. (a)	2,510	82

Vishay Intertechnology, Inc.	40,939	625

Xperi Holding Corp.	64,918	958

		30,700

MATERIALS 5.8%

AdvanSix, Inc. (a)	8,167	96

Allegheny Technologies, Inc. (a)	4,090	42

Balchem Corp.	1,151	109

Boise Cascade Co.	5,885	221

Cabot Corp.	15,452	573

Carpenter Technology Corp.	10,217	248

Cleveland-Cliffs, Inc. (c)	116,897	645

Coeur Mining, Inc. (a)	14,433	73

Commercial Metals Co.	24,630	502

Compass Minerals International, Inc.	9,756	476

Domtar Corp.	79,744	1,683

	SHARES	MARKET VALUE (000S)

Eagle Materials, Inc.	6,219	$437

Element Solutions, Inc. (a)	105,702	1,147

Ferro Corp. (a)	9,321	111

GCP Applied Technologies, Inc. (a)	10,677	198

Graphic Packaging Holding Co.	73,532	1,029

Greif, Inc. ‘A’	15,411	530

HB Fuller Co.	4,555	203

Hecla Mining Co.	115,305	377

Innospec, Inc.	3,721	287

Kaiser Aluminum Corp.	4,341	320

Kraton Corp. (a)	11,041	191

Louisiana-Pacific Corp.	23,451	602

Materion Corp.	2,579	159

Minerals Technologies, Inc.	6,008	282

Myers Industries, Inc.	7,922	115

Neenah Paper, Inc.	1,765	87

O-I Glass, Inc.	55,231	496

Olin Corp.	35,300	406

PolyOne Corp.	29,352	770

PQ Group Holdings, Inc. (a)	6,353	84

Quaker Chemical Corp.	768	143

Rayonier Advanced Materials, Inc.	23,814	67

Schnitzer Steel Industries, Inc. ‘A’	5,818	103

Schweitzer-Mauduit International, Inc.	9,334	312

Sensient Technologies Corp.	10,974	572

Silgan Holdings, Inc.	20,801	674

Stepan Co.	3,400	330

Summit Materials, Inc. ‘A’ (a)	20,348	327

SunCoke Energy, Inc.	29,223	87

Trinseo S.A.	15,737	349

U.S. Concrete, Inc. (a)	1,428	35

United States Steel Corp. (c)	40,793	295

Valvoline, Inc.	15,907	307

Verso Corp.	5,704	68

Warrior Met Coal, Inc.	27,257	419

Worthington Industries, Inc.	12,604	470

		17,057

REAL ESTATE 1.4%

Cushman & Wakefield PLC (a)	2,847	35

Kennedy-Wilson Holdings, Inc.	19,005	289

New York REIT, Inc. «(a)	4,082	78

Newmark Group, Inc.	34,318	167

Realogy Holdings Corp.	453,110	3,358

St. Joe Co. (a)	9,085	176

		4,103

UTILITIES 3.9%

ALLETE, Inc.	12,139	663

American States Water Co.	4,030	317

Avista Corp.	30,096	1,095

Black Hills Corp.	15,069	854

California Water Service Group	4,570	218

Chesapeake Utilities Corp.	368	31

Clearway Energy, Inc. ‘C’	23,296	537

El Paso Electric Co.	12,839	860

Hawaiian Electric Industries, Inc.	45,753	1,650

MGE Energy, Inc.	4,555	294

New Jersey Resources Corp.	10,252	335

Northwest Natural Holding Co.	6,057	338

NorthWestern Corp.	14,151	771

Ormat Technologies, Inc.	2,521	160

Otter Tail Corp.	9,067	352

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

PNM Resources, Inc.	28,847	$1,109

SJW Group	2,425	151

South Jersey Industries, Inc.	7,958	199

Southwest Gas Holdings, Inc.	5,069	350

Spire, Inc.	12,103	795

TerraForm Power, Inc. ‘A’	13,615	251

Unitil Corp.	3,863	173

		11,503

Total United States		258,813

Total Common Stocks (Cost $192,977)		260,830

REAL ESTATE INVESTMENT TRUSTS 10.4%

UNITED STATES 10.4%

FINANCIALS 1.3%

Apollo Commercial Real Estate Finance, Inc.	13,976	137

Arbor Realty Trust, Inc.	10,822	100

Blackstone Mortgage Trust, Inc. ‘A’	9,054	218

Capstead Mortgage Corp.	61,333	337

Chimera Investment Corp.	86,124	828

Colony Credit Real Estate, Inc.	15,683	110

Granite Point Mortgage Trust, Inc.	7,570	54

Invesco Mortgage Capital, Inc. (c)	59,211	222

Ladder Capital Corp.	21,009	170

MFA Financial, Inc.	116,169	289

New York Mortgage Trust, Inc.	48,415	127

PennyMac Mortgage Investment Trust	35,467	622

Redwood Trust, Inc.	27,842	195

TPG RE Finance Trust, Inc.	9,662	83

Two Harbors Investment Corp.	81,011	408

		3,900

REAL ESTATE 9.1%

Acadia Realty Trust	10,524	137

Agree Realty Corp.	1,491	98

Alexander & Baldwin, Inc.	30,669	374

American Assets Trust, Inc.	4,093	114

American Finance Trust, Inc.	28,416	225

Americold Realty Trust	4,615	168

Apple Hospitality REIT, Inc.	90,900	878

Armada Hoffler Properties, Inc.	5,939	59

Brandywine Realty Trust	49,986	544

CareTrust REIT, Inc.	6,676	115

Chatham Lodging Trust	12,911	79

Columbia Property Trust, Inc.	42,463	558

	SHARES	MARKET VALUE (000S)

CorePoint Lodging, Inc.	36,528	$154

Corporate Office Properties Trust	22,799	578

Cousins Properties, Inc.	23,771	709

DiamondRock Hospitality Co.	74,011	409

Diversified Healthcare Trust	166,087	735

Easterly Government Properties, Inc.	2,446	57

EastGroup Properties, Inc.	2,606	309

Empire State Realty Trust, Inc. ‘A’	28,796	202

Equity Commonwealth	18,809	606

First Industrial Realty Trust, Inc.	8,786	338

Four Corners Property Trust, Inc.	1,369	33

Franklin Street Properties Corp.	35,536	181

GEO Group, Inc.	55,765	660

Getty Realty Corp.	1,406	42

Global Net Lease, Inc.	12,546	210

Healthcare Realty Trust, Inc.	21,799	638

Hersha Hospitality Trust	24,884	143

Independence Realty Trust, Inc.	11,500	132

Industrial Logistics Properties Trust	11,094	228

Investors Real Estate Trust	3,436	242

Kite Realty Group Trust	42,033	485

Lexington Realty Trust	74,915	790

LTC Properties, Inc.	4,075	154

Mack-Cali Realty Corp.	26,316	402

Monmouth Real Estate Investment Corp.	2,298	33

National Health Investors, Inc.	3,222	196

National Storage Affiliates Trust	4,923	141

Office Properties Income Trust	8,307	216

Outfront Media, Inc.	55,453	786

Paramount Group, Inc.	64,453	497

Pebblebrook Hotel Trust	17,494	239

Physicians Realty Trust	25,150	441

Piedmont Office Realty Trust, Inc. ‘A’	62,124	1,032

PotlatchDeltic Corp.	4,187	159

Preferred Apartment Communities, Inc. ‘A’	21,913	167

PS Business Parks, Inc.	2,254	298

QTS Realty Trust, Inc. ‘A’	4,047	259

Rayonier, Inc.	30,742	762

Retail Opportunity Investments Corp.	20,866	236

Retail Properties of America, Inc. ‘A’	106,009	776

Rexford Industrial Realty, Inc.	3,657	152

RLJ Lodging Trust	49,288	465

RPT Realty	25,847	180

Ryman Hospitality Properties, Inc.	7,249	251

Sabra Health Care REIT, Inc.	15,181	219

	SHARES	MARKET VALUE (000S)

Seritage Growth Properties ‘A’ (c)	4,456	$51

SITE Centers Corp.	83,393	675

Spirit Realty Capital, Inc.	32,020	1,116

STAG Industrial, Inc.	6,248	183

Summit Hotel Properties, Inc.	22,865	136

Sunstone Hotel Investors, Inc.	74,838	610

Tanger Factory Outlet Centers, Inc. (c)	44,089	314

Taubman Centers, Inc.	15,925	601

Terreno Realty Corp.	2,832	149

Uniti Group, Inc.	164,482	1,538

Urban Edge Properties	13,777	164

Urstadt Biddle Properties, Inc. ‘A’	6,067	72

Washington Prime Group, Inc. (c)	157,054	132

Washington Real Estate Investment Trust	15,108	335

Weingarten Realty Investors	35,098	664

Xenia Hotels & Resorts, Inc.	50,836	474

		26,505

Total Real Estate Investment Trusts (Cost $24,972)		30,405

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (e) 0.6%
		1,785

Total Short-Term Instruments (Cost $1,785)		1,785

Total Investments in Securities (Cost $219,734)		293,020

INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

MUTUAL FUNDS 3.3%

PIMCO Government Money Market Fund
0.180% (b)(c)(d)	9,805,026	9,805

Total Short-Term Instruments (Cost $9,805)		9,805

Total Investments in Affiliates (Cost $9,805)		9,805

Total Investments 103.2% (Cost $229,539)		$302,825

Other Assets and Liabilities, net (3.2)%		(9,450)

Net Assets 100.0%		$293,375

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $9,669 were out on loan in exchange for $9,939 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	65

Schedule of Investments PIMCO RAE US Small Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,785	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(1,821)	$1,785	$1,785

Total Repurchase Agreements						$(1,821)	$1,785	$1,785

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,785	$0	$0	$0	$1,785	$(1,821)	$(36)

Master Securities Lending Agreement
BMO	0	0	0	106	106	(109)	(3)
BPG	0	0	0	3,885	3,885	(3,987)	(102)
SAL	0	0	0	648	648	(663)	(15)
GSC	0	0	0	2,152	2,152	(2,196)	(44)
MSC	0	0	0	2,878	2,878	(2,984)	(106)

Total Borrowings and Other Financing Transactions	$1,785	$0	$0	$9,669

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$9,198	$0	$0	$0	$9,198
Real Estate Investment Trusts	741	0	0	0	741

Total Borrowings	$9,939	$0	$0	$0	$9,939

Payable for securities on loan - cash collateral					$9,939

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Luxembourg
Materials	$144	$0	$0	$144
United Kingdom
Consumer Discretionary	706	0	0	706
Consumer Staples	458	0	0	458
Financials	601	0	0	601
Information Technology	62	0	0	62
Materials	46	0	0	46
United States
Communication Services	7,795	49	0	7,844
Consumer Discretionary	48,446	0	0	48,446

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Consumer Staples	$21,888	$0	$0	$21,888
Energy	9,087	0	0	9,087
Financials	38,657	0	0	38,657
Health Care	16,880	0	0	16,880
Industrials	52,648	0	0	52,648
Information Technology	30,700	0	0	30,700
Materials	17,057	0	0	17,057
Real Estate	4,025	0	78	4,103
Utilities	11,503	0	0	11,503
Real Estate Investment Trusts
United States
Financials	3,900	0	0	3,900
Real Estate	26,505	0	0	26,505

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$1,785	$0	$1,785

	$291,108	$1,834	$78	$293,020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	$9,805	$0	$0	$9,805

Total Investments	$300,913	$1,834	$78	$302,825

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	67

Notes to Financial Statements

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

68	PIMCO EQUITY SERIES

June 30, 2020

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is

ANNUAL REPORT	JUNE 30, 2020	69

Notes to Financial Statements (Cont.)

effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the PIMCO Dividend and Income Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally,

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Notes to Financial Statements (Cont.)

U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2020 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$44,112	$520,436	$(522,897)	$0	$0	$41,651	$1,147	$0

PIMCO RAE International Fund	12,609	194,994	(164,536)	0	0	43,067	119	0

PIMCO RAE US Fund	9,140	85,216	(83,513)	0	0	10,843	109	0

PIMCO RAE US Small Fund	1,802	34,935	(26,932)	0	0	9,805	33	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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June 30, 2020

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$38,807	$16,017	$(10,130)	$(1,400)	$(7,236)	$36,058	$1,031	$139

PIMCO RAE International Fund	132,456	48,140	(39,313)	(6,379)	(18,095)	116,809	6,190	0

PIMCO RAE US Fund	122,675	51,991	(36,259)	(1,968)	(12,364)	124,075	3,539	2,788

Totals	$293,938	$116,148	$(85,702)	$(9,747)	$(37,695)	$276,942	$10,760	$2,927

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$17,750	$6,706	$(5,331)	$(676)	$(3,218)	$15,231	$447	$63

PIMCO RAE International Fund	60,336	19,970	(20,195)	(2,391)	(8,486)	49,234	2,671	0

Totals	$78,086	$26,676	$(25,526)	$(3,067)	$(11,704)	$64,465	$3,118	$63

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in

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Notes to Financial Statements (Cont.)

the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)

subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned

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on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	—	X	—	—	—

Allocation	—	X	X	—	—	—

Acquired Fund	—	X	X	—	—	—

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—	—

Emerging Markets	X	X	X	X	—	—

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company	—	X	X	—	—	X

Currency	X	X	X	X	—	—

Real Estate	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

Small Company	—	X	X	—	—	X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

ANNUAL REPORT	JUNE 30, 2020	77

Notes to Financial Statements (Cont.)

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is

78	PIMCO EQUITY SERIES

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intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

ANNUAL REPORT	JUNE 30, 2020	79

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund(1)	0.50%	0.45%	0.55%	N/A		0.55%
PIMCO RAE Global Fund(1)	0.40%	0.30%	0.40%	N/A		0.40%
PIMCO RAE Global ex-US Fund(1)	0.40%	0.35%	0.45%	N/A		0.45%
PIMCO RAE International Fund(2)	0.30%	0.30%	0.40%	N/A		0.40%
PIMCO RAE US Fund(2)	0.25%	0.25%	0.35%	0.45%	*(3)	0.40%
PIMCO RAE US Small Fund(2)	0.35%	0.25%	0.35%	N/A		0.40%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through October 31, 2020, to reduce its Investment Advisory Fee by 0.20% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through October 31, 2020, to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(3)

PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended June 30, 2020, the Distributor retained $21,424 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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June 30, 2020

Pursuant to the Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2020, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Fund Name	Fee Waiver	Expiration Date

PIMCO RAE Emerging Markets Fund	0.20%	10/31/2020

PIMCO RAE Global Fund	0.20%	10/31/2020

PIMCO RAE Global ex-US Fund	0.20%	10/31/2020

PIMCO RAE International Fund	0.10%	10/31/2020

PIMCO RAE US Fund	0.10%	10/31/2020

PIMCO RAE US Small Fund	0.10%	10/31/2020

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at June 30, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$3,921	$4,311	$5,389	$13,621

PIMCO RAE Global Fund	866	707	605	2,178

PIMCO RAE Global ex-US Fund	178	160	156	494

PIMCO RAE International Fund	564	609	629	1,802

PIMCO RAE US Fund	718	857	780	2,355

PIMCO RAE US Small Fund	124	161	219	504

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amounts were (in thousands†):

Waived Fees

PIMCO RAE Emerging Markets Fund	$198

PIMCO RAE Global Fund	22

PIMCO RAE Global ex-US Fund	6

PIMCO RAE International Fund	38

PIMCO RAE US Fund	56

PIMCO RAE US Small Fund	11

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

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Notes to Financial Statements (Cont.)

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2020, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2020, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$5,191

PIMCO RAE Global Fund	2,014

PIMCO RAE Global ex-US Fund	565

PIMCO RAE International Fund	591

PIMCO RAE US Fund	724

PIMCO RAE US Small Fund	208

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$1,404,965	$2,113,091

PIMCO RAE Global Fund	0	0	116,148	85,702

PIMCO RAE Global ex-US Fund	0	0	26,676	25,526

PIMCO RAE International Fund	0	0	785,656	542,397

PIMCO RAE US Fund	0	0	239,683	320,444

PIMCO RAE US Small Fund	158	155	546,704	412,882

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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June 30, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund						PIMCO RAE Global Fund						PIMCO RAE Global ex-US Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019				Year Ended 06/30/2020		Year Ended 06/30/2019				Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	106,725	$971,435	102,453		$1,015,229		9,288	$80,341	8,350		$92,149		676	$5,338	1,259		$12,709

I-2	542	4,758	1,627		15,760		5	43	23		260		3	34	12		123

Class A	3,035	29,025	6,668		69,158		24	201	92		976		1,860	18,577	164		1,654

Class C	N/A	N/A	2	(a)	27	(a)	N/A	N/A	3	(a)	34	(a)	N/A	N/A	0	(a)	1	(a)
Issued as reinvestment of distributions

Institutional Class	8,443	84,424	20,956		196,505		2,098	21,861	2,703		26,021		449	4,610	211		1,951

I-2	8	77	113		1,053		1	15	18		170		1	10	1		12

Class A	33	324	90		838		12	120	14		137		67	680	4		37
Cost of shares redeemed

Institutional Class	(229,152)	(1,735,767)	(30,251)		(304,408)		(7,205)	(62,887)	(15,301)		(164,049)		(2,030)	(18,776)	(1,193)		(11,767)

I-2	(1,806)	(16,841)	(1,727)		(17,183)		(11)	(90)	(319)		(3,313)		(38)	(377)	(56)		(562)

Class A	(3,730)	(34,998)	(5,800)		(60,478)		(89)	(826)	(57)		(584)		(739)	(6,753)	(111)		(1,115)

Class C	N/A	N/A	(194	)(a)	(1,933	)(a)	N/A	N/A	(139	)(a)	(1,483	)(a)	N/A	N/A	(155	)(a)	(1,555	)(a)

Net increase (decrease) resulting from Fund share transactions	(115,902)	$(697,563)	93,937		$914,568		4,123	$38,778	(4,613)		$(49,682)		249	$3,343	136		$1,488

	PIMCO RAE International Fund						PIMCO RAE US Fund						PIMCO RAE US Small Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019				Year Ended 06/30/2020		Year Ended 06/30/2019				Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	99,138	$731,893	24,322		$242,483		15,595	$157,838	17,018		$187,272		64,231	$474,380	6,118		$73,970

I-2	166	1,451	80		782		1,715	17,369	939		10,218		86	777	87		938

Class A	98	884	136		1,306		336	3,362	776		8,577		301	2,794	168		1,828

Class C	N/A	N/A	5	(a)	49	(a)	N/A	N/A	28	(a)	321	(a)	N/A	N/A	8	(a)	97	(a)
Issued as reinvestment of distributions

Institutional Class	2,050	20,419	3,050		27,859		2,956	34,450	4,229		43,121		198	2,246	946		9,610

I-2	4	41	6		52		94	1,094	38		389		3	39	19		196

Class A	18	181	25		228		33	381	66		667		5	61	30		302
Cost of shares redeemed

Institutional Class	(64,099)	(506,205)	(22,511)		(223,559)		(26,279)	(267,969)	(22,286)		(246,638)		(42,767)	(343,280)	(6,409)		(71,246)

I-2	(152)	(1,128)	(189)		(1,986)		(1,345)	(13,429)	(331)		(3,662)		(228)	(2,236)	(221)		(2,539)

Class A	(235)	(2,023)	(110)		(1,132)		(341)	(3,419)	(715)		(7,765)		(237)	(2,215)	(216)		(2,164)

Class C	N/A	N/A	(90	)(a)	(883	)(a)	N/A	N/A	(457	)(a)	(5,213	)(a)	N/A	N/A	(72	)(a)	(817	)(a)

Net increase (decrease) resulting from Fund share transactions	36,988	$245,513	4,724		$45,199		(7,236)	$(70,323)	(695)		$(12,713)		21,592	$132,566	458		$10,175

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class C Shares liquidated at the close of business on October 31, 2018.

ANNUAL REPORT	JUNE 30, 2020	83

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	65%

PIMCO RAE Global ex-US Fund	3	0	90%	0%

PIMCO RAE International Fund	0	2	0%	48%

PIMCO RAE US Fund	0	1	0%	21%

PIMCO RAE US Small Fund	0	2	0%	79%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO RAE Emerging Markets Fund	$10,809	$0	$(37,343)	$(13)	$(512,100)	$0	$0

PIMCO RAE Global Fund	0	748	(14,719)	(5)	0	0	(23)

PIMCO RAE Global ex-US Fund	385	0	(13,058)	(2)	(1,628)	0	0

PIMCO RAE International Fund	8,814	0	14,227	(6)	(36,930)	0	0

PIMCO RAE US Fund	6,847	0	77,386	(14)	0	0	0

PIMCO RAE US Small Fund	35,493	3,688	33,456	(3)	(28,605)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on convertible preferred securities, non-REIT return of capital, and passive foreign investment companies (PFICs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

84	PIMCO EQUITY SERIES

June 30, 2020

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund*	$232,414	$279,686

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	157	1,471

PIMCO RAE International Fund*	18,248	18,682

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	19,982	8,623

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Emerging Markets Fund	$1,262,798	$175,649	$(212,760)	$(37,111)

PIMCO RAE Global Fund	292,280	2,972	(17,693)	(14,721)

PIMCO RAE Global ex-US Fund	77,522	0	(13,057)	(13,057)

PIMCO RAE International Fund	785,519	20,935	(6,732)	14,203

PIMCO RAE US Fund	534,098	134,161	(56,775)	77,386

PIMCO RAE US Small Fund	269,369	39,362	(5,906)	33,456

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), convertible preferred securities, and non-REIT return of capital.

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2020			June 30, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Emerging Markets Fund	$75,011	$10,192	$0	$70,027	$128,371	$0

PIMCO RAE Global Fund	10,700	11,300	0	10,981	15,349	0

PIMCO RAE Global ex-US Fund	3,068	2,232	0	2,000	0	0

PIMCO RAE International Fund	21,499	0	0	16,081	13,005	0

PIMCO RAE US Fund	21,796	16,805	0	20,150	26,421	0

PIMCO RAE US Small Fund	2,700	0	0	3,828	7,497	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2020	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (six of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020, and each of the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2020

We have served as the auditor of one or more investment companies PIMCO Equity Series® since 2010.

86	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MSC	Morgan Stanley & Co. LLC.

BMO	BMO Capital Markets Corp.	FOB	Credit Suisse Securities (USA) LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	UBS	UBS Securities LLC

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

ANNUAL REPORT	JUNE 30, 2020	87

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)	Foreign Source Income	Foreign Taxes Pass Through

PIMCO RAE Emerging Markets Fund	0.00%	89.98%	$218	$0	$99,258,258	$12,199,666

PIMCO RAE Global Fund	54.73%	100.00%	17	0	7,214,292	1,827,104

PIMCO RAE Global ex-US Fund	0.00%	86.90%	3	0	3,114,897	796,432

PIMCO RAE International Fund	0.00%	80.43%	17	0	20,085,997	1,940,598

PIMCO RAE US Fund	92.56%	95.38%	142	0	0	0

PIMCO RAE US Small Fund	100.00%	94.72%	45	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

88	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2020	89

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President and Head of Americas Investment & Client Operations, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

90	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2020	91

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

92	PIMCO EQUITY SERIES

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

ANNUAL REPORT	JUNE 30, 2020	93

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3003AR_063020

PIMCO EQUITY SERIES®

Annual Report

June 30, 2020

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Notes to Financial Statements		69

Report of Independent Registered Public Accounting Firm		92

Glossary		93

Federal Income Tax Information		94

Management of the Trust		95

Privacy Policy		98

Liquidity Risk Management Program		99

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	42

PIMCO REALPATH® Blend 2030 Fund	10	46

PIMCO REALPATH® Blend 2035 Fund	12	49

PIMCO REALPATH® Blend 2040 Fund	14	52

PIMCO REALPATH® Blend 2045 Fund	16	55

PIMCO REALPATH® Blend 2050 Fund	18	58

PIMCO REALPATH® Blend 2055 Fund	20	61

PIMCO REALPATH® Blend 2060 Fund	22	64

PIMCO REALPATH® Blend Income Fund	24	66

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

2	PIMCO EQUITY SERIES

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2020	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a

4	PIMCO EQUITY SERIES

particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace

U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Funds (cont.)

purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

6	PIMCO EQUITY SERIES

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

ANNUAL REPORT	JUNE 30, 2020	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	6.41%	6.42%	5.90%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	6.19%	6.15%	5.64%
PIMCO REALPATH® Blend 2025 Fund Class A	5.88%	5.89%	5.38%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	0.04%	4.70%	4.30%
S&P Target Date 2025 Index±	3.65%	5.82%	5.66%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.50% for the Institutional Class shares, 0.75% for the Administrative Class shares, and 1.00% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	25.6%
PIMCO Income Fund	13.7%
Vanguard Developed Markets Index Fund ‘Institutional’	12.8%
PIMCO Total Return Fund	11.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
PIMCO Long-Term Real Return Fund	5.7%
PIMCO Real Return Fund	4.7%
PIMCO Emerging Markets Local Currency and Bond Fund	3.8%
PIMCO Long-Term U.S. Government Fund	2.4%
PIMCO High Yield Fund	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) detracted from absolute performance, as REITs posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	4.98%	6.64%	6.12%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	4.76%	6.38%	5.86%
PIMCO REALPATH® Blend 2030 Fund Class A	4.41%	6.11%	5.59%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	(1.34)%	4.92%	4.52%
S&P Target Date 2030 Index±	2.91%	6.02%	5.88%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.44% for the Institutional Class shares, 0.69% for the Administrative Class shares, and 0.94% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	31.1%
Vanguard Developed Markets Index Fund ‘Institutional’	14.7%
PIMCO Income Fund	12.0%
PIMCO Total Return Fund	9.6%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.1%
PIMCO Real Return Fund	4.0%
PIMCO Emerging Markets Local Currency and Bond Fund	3.4%
PIMCO Long-Term Real Return Fund	3.0%
Vanguard Small-Cap Index Fund ‘Admiral’	2.7%
PIMCO High Yield Fund	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) detracted from absolute performance, as REITs posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	3.47%	6.44%	6.01%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	3.15%	6.15%	5.73%
PIMCO REALPATH® Blend 2035 Fund Class A	2.95%	5.92%	5.50%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	(2.75)%	4.74%	4.42%
S&P Target Date 2035 Index±	2.12%	6.17%	6.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares, and 0.87% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	35.2%
Vanguard Developed Markets Index Fund ‘Institutional’	17.4%
PIMCO Income Fund	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.5%
PIMCO Total Return Fund	7.8%
PIMCO Real Return Fund	3.2%
Vanguard Small-Cap Index Fund ‘Admiral’	3.2%
PIMCO Emerging Markets Local Currency and Bond Fund	3.0%
PIMCO High Yield Fund	2.3%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.9%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) detracted from absolute performance, as REITs posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	2.76%	6.41%	6.05%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	2.45%	6.13%	5.77%
PIMCO REALPATH® Blend 2040 Fund Class A	2.17%	5.86%	5.50%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	(3.46)%	4.66%	4.43%
S&P Target Date 2040 Index±	1.56%	6.28%	6.19%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.30% for the Institutional Class shares, 0.55% for the Administrative Class shares, and 0.80% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	39.6%
Vanguard Developed Markets Index Fund ‘Institutional’	20.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	9.9%
PIMCO Income Fund	8.1%
PIMCO Total Return Fund	5.7%
Vanguard Small-Cap Index Fund ‘Admiral’	3.8%
PIMCO Emerging Markets Local Currency and Bond Fund	2.5%
PIMCO High Yield Fund	2.4%
PIMCO Real Return Fund	2.4%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.6%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	2.16%	6.24%	5.95%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	1.85%	5.98%	5.68%
PIMCO REALPATH® Blend 2045 Fund Class A	1.64%	5.72%	5.41%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	(3.97)%	4.53%	4.34%
S&P Target Date 2045 Index±	1.19%	6.34%	6.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.25% for the Institutional Class shares, 0.50% for the Administrative Class shares, and 0.75% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	42.7%
Vanguard Developed Markets Index Fund ‘Institutional’	21.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.3%
PIMCO Income Fund	6.0%
Vanguard Small-Cap Index Fund ‘Admiral’	4.2%
PIMCO Total Return Fund	3.7%
PIMCO High Yield Fund	2.4%
PIMCO Emerging Markets Local Currency and Bond Fund	2.0%
PIMCO Real Return Fund	1.5%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	1.66%	6.24%	5.97%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	1.43%	5.98%	5.69%
PIMCO REALPATH® Blend 2050 Fund Class A	1.16%	5.71%	5.43%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	(4.41)%	4.51%	4.35%
S&P Target Date 2050 Index±	1.05%	6.42%	6.36%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.22% for the Institutional Class shares, 0.47% for the Administrative Class shares, and 0.72% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	44.3%
Vanguard Developed Markets Index Fund ‘Institutional’	23.5%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.6%
PIMCO Income Fund	4.8%
Vanguard Small-Cap Index Fund	4.4%
PIMCO Total Return Fund	2.4%
PIMCO High Yield Fund	2.4%
PIMCO Emerging Markets Local Currency and Bond Fund	1.8%
PIMCO Real Return Fund	1.0%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	1.33%	6.10%	5.84%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	1.15%	5.84%	5.58%
PIMCO REALPATH® Blend 2055 Fund Class A	0.85%	5.55%	5.28%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	(4.67)%	4.36%	4.21%
S&P Target Date 2055 Index±	0.89%	6.45%	6.40%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	43.4%
Vanguard Developed Markets Index Fund ‘Institutional’	23.7%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	10.5%
PIMCO Income Fund	4.3%
Vanguard Small-Cap Index Fund ‘Admiral’	4.3%
PIMCO High Yield Fund	2.3%
PIMCO Total Return Fund	2.0%
PIMCO Emerging Markets Local Currency and Bond Fund	1.6%
PIMCO Real Return Fund	0.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended June 30, 2020

Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	(6.50)%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	(6.60)%
PIMCO REALPATH® Blend 2060 Fund Class A	(6.80)%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	(11.91)%
S&P Target Date 2060+ Index±	(6.67)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.39% for the Institutional Class shares, 0.64% for the Administrative Class shares, and 0.89% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of June 30, 2020†§

Vanguard 500 Index Fund ‘Admiral’	46.7%
Vanguard Developed Markets Index Fund ‘Admiral’	25.6%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	11.3%
PIMCO Income Fund	4.6%
Vanguard Small-Cap Index Fund ‘Admiral’	4.5%
PIMCO High Yield Fund	2.5%
PIMCO Total Return Fund	2.1%
PIMCO Emerging Markets Local Currency and Bond Fund	1.7%
PIMCO Real Return Fund	0.8%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	0.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to global equities detracted from absolute performance, as global equities posted negative returns.

»	Exposure to U.S. large market capitalization equities detracted from absolute performance, as U.S. large market capitalization equities posted negative returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) detracted from absolute performance, as REITs posted negative returns.

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

ANNUAL REPORT	JUNE 30, 2020	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	6.16%	6.10%	5.53%
PIMCO REALPATH® Blend Income Fund Administrative Class	6.02%	5.87%	5.28%
PIMCO REALPATH® Blend Income Fund Class A	5.71%	5.59%	5.03%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	(0.07)%	4.39%	3.95%
S&P Target Date Retirement Income Index±	5.39%	4.70%	4.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.60% for the Institutional Class shares, 0.85% for the Administrative Class shares, and 1.10% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of June 30, 2020†§

Vanguard Institutional Index Fund ‘Institutional’	19.4%
PIMCO Income Fund	17.1%
PIMCO Total Return Fund	14.6%
Vanguard Developed Markets Index Fund ‘Institutional’	10.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.3%
PIMCO Real Return Fund	6.0%
PIMCO Long-Term Real Return Fund	5.6%
PIMCO Emerging Markets Local Currency and Bond Fund	4.6%
PIMCO High Yield Fund	2.4%
PIMCO Long-Term U.S. Government Fund	2.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. core bonds contributed to absolute performance, as U.S. core bonds posted positive returns.

»	Exposure to U.S. long-term Treasury inflation-protected securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS posted positive returns.

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to U.S. long-term Treasuries contributed to absolute performance, as U.S. long-term Treasuries posted positive returns.

»	Exposure to U.S. real estate investment trusts (“REITs”) detracted from absolute performance, as REITs posted negative returns.

ANNUAL REPORT	JUNE 30, 2020	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,001.20	$0.20	$1,000.00	$1,024.53	$0.20	0.04%
Administrative Class	1,000.00	1,000.10	1.43	1,000.00	1,023.29	1.45	0.29
Class A	1,000.00	998.50	2.67	1,000.00	1,022.06	2.70	0.54

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$981.10	$0.24	$1,000.00	$1,024.48	$0.25	0.05%
Administrative Class	1,000.00	980.00	1.47	1,000.00	1,023.24	1.50	0.30
Class A	1,000.00	977.60	2.69	1,000.00	1,022.01	2.75	0.55

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$961.90	$0.29	$1,000.00	$1,024.43	$0.30	0.06%
Administrative Class	1,000.00	960.70	1.50	1,000.00	1,023.19	1.55	0.31
Class A	1,000.00	960.10	2.71	1,000.00	1,021.96	2.80	0.56

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$952.00	$0.29	$1,000.00	$1,024.43	$0.30	0.06%
Administrative Class	1,000.00	950.00	1.49	1,000.00	1,023.19	1.55	0.31
Class A	1,000.00	948.30	2.70	1,000.00	1,021.96	2.80	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$943.90	$0.29	$1,000.00	$1,024.43	$0.30	0.06%
Administrative Class	1,000.00	942.70	1.49	1,000.00	1,023.19	1.55	0.31
Class A	1,000.00	941.80	2.69	1,000.00	1,021.96	2.80	0.56

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$938.70	$0.29	$1,000.00	$1,024.43	$0.30	0.06%
Administrative Class	1,000.00	937.50	1.49	1,000.00	1,023.19	1.55	0.31
Class A	1,000.00	935.70	2.68	1,000.00	1,021.96	2.80	0.56

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$934.80	$0.33	$1,000.00	$1,024.38	$0.35	0.07%
Administrative Class	1,000.00	933.70	1.53	1,000.00	1,023.14	1.60	0.32
Class A	1,000.00	932.80	2.72	1,000.00	1,021.91	2.85	0.57

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$935.00	$0.24	$1,000.00	$1,024.48	$0.25	0.05%
Administrative Class	1,000.00	934.00	1.43	1,000.00	1,023.24	1.50	0.30
Class A	1,000.00	932.00	2.63	1,000.00	1,022.01	2.75	0.55

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,007.50	$0.20	$1,000.00	$1,024.53	$0.20	0.04%
Administrative Class	1,000.00	1,006.50	1.44	1,000.00	1,023.29	1.45	0.29
Class A	1,000.00	1,005.20	2.68	1,000.00	1,022.06	2.70	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2020	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

06/30/2020	$11.33	$0.36	$0.36	$0.72	$(0.34)	$0.00	$0.00	$(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	0.00	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.99	0.32	(0.12)	0.20	(0.32)	(0.02)	0.00	(0.34)
Administrative Class

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	0.00	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)

06/30/2016	9.99	0.28	(0.11)	0.17	(0.29)	(0.02)	0.00	(0.31)
Class A

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	0.00	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)

06/30/2016	9.99	0.24	(0.10)	0.14	(0.26)	(0.02)	0.00	(0.28)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

06/30/2020	$11.54	$0.35	$0.22	$0.57	$(0.33)	$(0.02)	$0.00	$(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	0.00	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	0.00	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)

06/30/2016	10.00	0.31	(0.16)	0.15	(0.25)	(0.03)	0.00	(0.28)
Administrative Class

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	0.00	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.29	(0.15)	0.14	(0.23)	(0.03)	0.00	(0.26)
Class A

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	0.00	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)

06/30/2016	10.00	0.26	(0.16)	0.10	(0.20)	(0.03)	0.00	(0.23)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

06/30/2020	$11.58	$0.33	$0.08	$0.41	$(0.32)	$(0.02)	$0.00	$(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	0.00	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)

06/30/2016	10.04	0.29	(0.24)	0.05	(0.23)	(0.03)	0.00	(0.26)
Administrative Class

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	0.00	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.04	0.26	(0.24)	0.02	(0.20)	(0.03)	0.00	(0.23)
Class A

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	0.00	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	0.00	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.03	0.20	(0.19)	0.01	(0.13)	(0.03)	0.00	(0.16)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.71	6.41%	$80,067	0.04%	0.05%	0.04%	0.05%	3.18%	39%

11.33	6.53	31,946	0.04	0.05	0.04	0.05	3.26	47

11.15	6.92	6,824	0.04	0.04	0.04	0.04	2.75	75

10.63	10.33	6,131	0.04	0.05	0.04	0.05	2.94	27

9.85	2.10	3,395	0.03	0.03	0.03	0.03	3.32	59

11.69	6.19	28,587	0.29	0.30	0.29	0.30	2.99	39

11.31	6.29	21,086	0.29	0.30	0.29	0.30	2.88	47

11.13	6.65	19,661	0.29	0.29	0.29	0.29	2.90	75

10.62	9.98	28	0.29	0.30	0.29	0.30	2.72	27

9.85	1.81	16	0.28	0.28	0.28	0.28	2.96	59

11.68	5.88	6,420	0.54	0.55	0.54	0.55	2.68	39

11.31	6.03	5,462	0.54	0.55	0.54	0.55	2.63	47

11.13	6.36	5,078	0.54	0.54	0.54	0.54	2.30	75

10.62	9.85	3,899	0.54	0.55	0.54	0.55	3.06	27

9.85	1.50	27	0.53	0.53	0.53	0.53	2.49	59

$11.76	4.89%	$105,414	0.05%	0.06%	0.05%	0.06%	3.00%	28%

11.54	6.84	52,133	0.05	0.06	0.05	0.06	3.08	40

11.39	7.81	13,974	0.05	0.05	0.05	0.05	2.63	98

10.81	12.20	12,978	0.05	0.06	0.05	0.06	2.99	23

9.87	1.67	6,409	0.04	0.04	0.04	0.04	3.22	65

11.75	4.76	27,583	0.30	0.31	0.30	0.31	2.81	28

11.52	6.50	21,469	0.30	0.31	0.30	0.31	2.71	40

11.38	7.64	20,114	0.30	0.30	0.30	0.30	2.77	98

10.80	11.76	39	0.30	0.31	0.30	0.31	2.75	23

9.88	1.52	23	0.29	0.29	0.29	0.29	3.05	65

11.71	4.41	6,494	0.55	0.56	0.55	0.56	2.50	28

11.50	6.28	5,774	0.55	0.56	0.55	0.56	2.52	40

11.36	7.36	4,169	0.55	0.55	0.55	0.55	2.20	98

10.78	11.64	3,118	0.55	0.56	0.55	0.56	3.13	23

9.87	1.15	13	0.54	0.54	0.54	0.54	2.74	65

$11.65	3.47%	$76,525	0.06%	0.07%	0.06%	0.07%	2.85%	34%

11.58	6.67	42,033	0.06	0.07	0.06	0.07	2.94	24

11.58	8.56	16,958	0.06	0.07	0.06	0.07	2.52	101

10.91	13.29	17,276	0.06	0.07	0.06	0.07	2.95	20

9.83	0.64	5,958	0.05	0.05	0.05	0.05	3.05	56

11.63	3.15	22,984	0.31	0.32	0.31	0.32	2.66	34

11.57	6.43	18,672	0.31	0.32	0.31	0.32	2.58	24

11.57	8.29	17,270	0.31	0.32	0.31	0.32	2.69	101

10.91	13.01	34	0.31	0.32	0.31	0.32	2.35	20

9.83	0.34	10	0.30	0.30	0.30	0.30	2.69	56

11.67	2.95	6,109	0.56	0.57	0.56	0.57	2.36	34

11.61	6.15	5,062	0.56	0.57	0.56	0.57	2.33	24

11.61	8.06	4,330	0.56	0.57	0.56	0.57	2.10	101

10.94	12.66	3,296	0.56	0.57	0.56	0.57	2.96	20

9.88	0.21	10	0.55	0.55	0.55	0.55	2.10	56

ANNUAL REPORT	JUNE 30, 2020	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

06/30/2020	$11.71	$0.31	$0.02	$0.33	$(0.34)	$(0.02)	$0.00	$(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	0.00	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	0.00	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)

06/30/2016	10.07	0.28	(0.24)	0.04	(0.24)	(0.03)	0.00	(0.27)
Administrative Class

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	0.00	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	0.00	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.07	0.27	(0.27)	0.00	(0.21)	(0.03)	0.00	(0.24)
Class A

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	0.00	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.07	0.25	(0.27)	(0.02)	(0.19)	(0.03)	0.00	(0.22)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

06/30/2020	$11.67	$0.30	$(0.04)	$0.26	$(0.33)	$(0.02)	$0.00	$(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	0.00	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)

06/30/2016	10.10	0.27	(0.32)	(0.05)	(0.23)	(0.03)	0.00	(0.26)
Administrative Class

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	0.00	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.09	0.24	(0.31)	(0.07)	(0.20)	(0.03)	0.00	(0.23)
Class A

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	0.00	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)

06/30/2016	10.09	0.22	(0.31)	(0.09)	(0.17)	(0.03)	0.00	(0.20)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

06/30/2020	$11.74	$0.29	$(0.08)	$0.21	$(0.34)	$(0.02)	$0.00	$(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	0.00	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.32)	(0.05)	(0.21)	(0.03)	0.00	(0.24)
Administrative Class

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	0.00	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	0.00	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)

06/30/2016	10.10	0.24	(0.30)	(0.06)	(0.19)	(0.03)	0.00	(0.22)
Class A

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	0.00	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.10	0.23	(0.32)	(0.09)	(0.18)	(0.03)	0.00	(0.21)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.68	2.76%	$92,728	0.06%	0.07%	0.06%	0.07%	2.70%	21%

11.71	6.44	64,541	0.06	0.07	0.06	0.07	2.81	29

11.71	9.17	26,413	0.06	0.07	0.06	0.07	2.50	95

11.00	13.73	24,381	0.06	0.07	0.06	0.07	3.16	15

9.84	0.48	3,509	0.05	0.05	0.05	0.05	2.90	43

11.65	2.45	16,746	0.31	0.32	0.31	0.32	2.52	21

11.69	6.21	12,386	0.31	0.32	0.31	0.32	2.48	29

11.69	8.90	11,003	0.31	0.32	0.31	0.32	2.66	95

10.99	13.48	52	0.31	0.32	0.31	0.32	2.33	15

9.83	0.14	36	0.30	0.30	0.30	0.30	2.89	43

11.62	2.17	7,914	0.56	0.57	0.56	0.57	2.22	21

11.67	5.99	7,869	0.56	0.57	0.56	0.57	2.28	29

11.67	8.52	5,484	0.56	0.57	0.56	0.57	2.03	95

10.98	13.24	5,285	0.56	0.57	0.56	0.57	2.98	15

9.83	(0.10)	30	0.55	0.55	0.55	0.55	2.63	43

$11.58	2.16%	$91,173	0.06%	0.07%	0.06%	0.07%	2.59%	16%

11.67	6.45	69,426	0.06	0.07	0.06	0.07	2.70	16

11.79	9.57	41,708	0.06	0.07	0.06	0.07	2.43	105

11.00	14.12	36,311	0.06	0.07	0.06	0.07	3.27	10

9.79	(0.45)	3,415	0.05	0.05	0.05	0.05	2.84	41

11.55	1.85	14,426	0.31	0.32	0.31	0.32	2.41	16

11.65	6.21	10,935	0.31	0.32	0.31	0.32	2.38	16

11.77	9.31	10,287	0.31	0.32	0.31	0.32	2.58	105

10.99	13.77	60	0.31	0.32	0.31	0.32	2.35	10

9.79	(0.63)	39	0.30	0.30	0.30	0.30	2.55	41

11.54	1.64	3,658	0.56	0.57	0.56	0.57	2.08	16

11.64	5.88	4,280	0.56	0.57	0.56	0.57	2.15	16

11.77	9.01	3,569	0.56	0.57	0.56	0.57	1.93	105

10.99	13.50	3,071	0.56	0.57	0.56	0.57	2.94	10

9.80	(0.81)	10	0.55	0.55	0.55	0.55	2.31	41

$11.59	1.66%	$103,972	0.06%	0.07%	0.06%	0.07%	2.53%	20%

11.74	6.54	84,302	0.06	0.07	0.06	0.07	2.64	16

11.86	9.69	50,057	0.06	0.07	0.06	0.07	2.39	108

11.05	14.40	43,554	0.06	0.07	0.06	0.07	3.26	10

9.82	(0.40)	3,934	0.05	0.05	0.05	0.05	2.86	38

11.56	1.43	17,960	0.31	0.32	0.31	0.32	2.32	20

11.71	6.22	17,027	0.31	0.32	0.31	0.32	2.34	16

11.84	9.44	14,382	0.31	0.32	0.31	0.32	2.58	108

11.04	14.05	21	0.31	0.32	0.31	0.32	2.26	10

9.82	(0.60)	13	0.30	0.30	0.30	0.30	2.53	38

11.51	1.16	4,101	0.56	0.57	0.56	0.57	2.03	20

11.67	5.99	4,520	0.56	0.57	0.56	0.57	2.09	16

11.80	9.20	3,782	0.56	0.57	0.56	0.57	1.90	108

11.00	13.74	3,440	0.56	0.57	0.56	0.57	2.79	10

9.80	(0.89)	110	0.55	0.55	0.55	0.55	2.47	38

ANNUAL REPORT	JUNE 30, 2020	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

06/30/2020	$11.79	$0.29	$(0.12)	$0.17	$(0.36)	$(0.01)	$0.00	$(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	0.00	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)

06/30/2016	10.11	0.27	(0.33)	(0.06)	(0.22)	(0.03)	0.00	(0.25)
Administrative Class

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	0.00	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	0.00	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)

06/30/2016	10.11	0.24	(0.33)	(0.09)	(0.19)	(0.03)	0.00	(0.22)
Class A

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	0.00	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	0.00	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)

06/30/2016	10.09	0.22	(0.32)	(0.10)	(0.17)	(0.03)	0.00	(0.20)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class

12/31/2019 - 06/30/2020	$10.00	$0.09	$(0.74)	$(0.65)	$0.00	$0.00	$0.00	$0.00
Administrative Class

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00	0.00
Class A

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00	0.00

PIMCO REALPATH® Blend Income Fund
Institutional Class

06/30/2020	$11.28	$0.35	$0.34	$0.69	$(0.39)	$0.00	$0.00	$(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)

06/30/2016	9.95	0.32	0.00	0.32	(0.32)	(0.02)	(0.01)	(0.35)
Administrative Class

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)

06/30/2016	9.94	0.29	0.01	0.30	(0.29)	(0.02)	(0.01)	(0.32)
Class A

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)

06/30/2016	9.94	0.28	(0.01)	0.27	(0.27)	(0.02)	(0.01)	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.59	1.33%	$51,061	0.07%		0.07%		0.06%		0.06%		2.49%		28%

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

9.80	(0.47)	3,388	0.05		0.05		0.05		0.05		2.83		38

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

9.80	(0.77)	11	0.30		0.30		0.30		0.30		2.54		38

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

9.79	(0.94)	60	0.55		0.55		0.55		0.55		2.29		38

$9.35	(6.50)%	$2,817	0.05	%*	2.52	%*	0.05	%*	2.52	%*	1.95	%*	12%

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$11.58	6.16%	$106,005	0.04%		0.05%		0.04%		0.05%		3.08%		52%

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

9.92	3.33	3,317	0.03		0.03		0.03		0.03		3.34		41

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

9.92	3.08	50	0.28		0.28		0.28		0.28		2.95		41

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

9.91	2.75	70	0.53		0.53		0.53		0.53		2.84		41

ANNUAL REPORT	JUNE 30, 2020	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities*	$57,958	$81,629	$70,760	$87,245
Investments in Affiliates	58,802	58,841	35,661	29,986
Financial Derivative Instruments
Exchange-traded or centrally cleared	226	266	0	0
Cash	0	1	0	0
Receivable for investments sold	329	509	375	722
Receivable for Fund shares sold	558	897	1,110	980
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	135	144	92	83
Total Assets	118,008	142,287	107,998	119,016

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$44	$51	$0	$0
Over the counter	82	112	74	77
Payable for investments purchased	1,186	1,287	1,308	933
Payable for investments in Affiliates purchased	1,501	1,222	962	518
Payable for Fund shares redeemed	110	111	24	88
Accrued investment advisory fees	1	2	3	3
Accrued supervisory and administrative fees	3	3	3	4
Accrued distribution fees	6	6	5	3
Accrued servicing fees	1	1	1	2
Accrued reimbursement to PIMCO	0	1	0	0
Total Liabilities	2,934	2,796	2,380	1,628

Net Assets	$115,074	$139,491	$105,618	$117,388

Net Assets Consist of:

Paid in capital	$110,597	$134,881	$103,319	$114,604
Distributable earnings (accumulated loss)	4,477	4,610	2,299	2,784

Net Assets	$115,074	$139,491	$105,618	$117,388

Cost of investments in securities	$56,544	$79,208	$68,786	$84,292
Cost of investments in Affiliates	$57,480	$57,996	$35,578	$30,088
Cost or premiums of financial derivative instruments, net	$510	$489	$0	$0

* Includes repurchase agreements of:	$813	$715	$1,268	$1,346

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$86,941	$104,708	$49,784	$2,388	$61,258
22,284	20,548	9,813	322	96,193

0	0	0	0	295
1	0	0	163	0
674	1,200	272	18	205
583	320	182	0	119
0	0	0	0	1
60	57	24	1	220
110,543	126,833	60,075	2,892	158,291

$0	$0	$0	$0	$57
71	99	20	0	49
940	569	1,211	30	2,033
237	59	229	7	4,023
28	62	38	0	58
3	3	1	0	1
3	3	1	0	6
3	4	1	0	6
1	1	1	0	4
0	0	0	0	1
1,286	800	1,502	37	6,238

$109,257	$126,033	$58,573	$2,855	$152,053

$106,622	$122,144	$57,549	$3,051	$145,847
2,635	3,889	1,024	(196)	6,206

$109,257	$126,033	$58,573	$2,855	$152,053

$83,559	$99,970	$48,264	$2,547	$58,869
$22,449	$20,726	$9,878	$335	$94,155
$0	$0	$0	$0	$677

$738	$897	$721	$0	$567

ANNUAL REPORT	JUNE 30, 2020	35

Statements of Assets and Liabilities (Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$80,067	$105,414	$76,525	$92,728
Administrative Class	28,587	27,583	22,984	16,746
Class A	6,420	6,494	6,109	7,914

Shares Issued and Outstanding:

Institutional Class	6,837	8,961	6,568	7,941
Administrative Class	2,446	2,348	1,976	1,437
Class A	549	554	524	681

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.71	$11.76	$11.65	$11.68
Administrative Class	11.69	11.75	11.63	11.65
Class A	11.68	11.71	11.67	11.62

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$91,173	$103,972	$51,061	$2,817	$106,005
14,426	17,960	4,828	9	29,547
3,658	4,101	2,684	29	16,501

7,872	8,971	4,405	301	9,151
1,249	1,554	417	1	2,549
317	356	233	3	1,432

$11.58	$11.59	$11.59	$9.35	$11.58
11.55	11.56	11.58	9.33	11.59
11.54	11.51	11.53	9.32	11.53

ANNUAL REPORT	JUNE 30, 2020	37

Statements of Operations

Year Ended June 30, 2020
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Interest	$7	$8	$7	$7
Dividends	1,082	1,615	1,362	1,757
Dividends from Investments in Affiliates	1,770	1,888	1,128	1,023
Total Income	2,859	3,511	2,497	2,787

Expenses:

Investment advisory fees	9	23	26	30
Supervisory and administrative fees	32	39	32	42
Distribution and/or servicing fees - Administrative Class	67	67	56	40
Servicing fees - Class A	15	16	14	22
Trustee fees	5	7	5	6
Interest expense	1	1	0	0
Organizational expense	0	0	0	0
Miscellaneous expense	5	6	4	5
Total Expenses	134	159	137	145
Waiver and/or Reimbursement by PIMCO	(6)	(7)	(6)	(7)
Net Expenses	128	152	131	138

Net Investment Income (Loss)	2,731	3,359	2,366	2,649

Net Realized Gain (Loss):

Investments in securities	(250)	(685)	(584)	(656)
Investments in Affiliates	1,333	1,649	990	818
Net capital gain distributions received from investments	309	478	409	518
Exchange-traded or centrally cleared financial derivative instruments	1,046	885	0	0
Over the counter financial derivative instruments	(788)	(1,084)	(881)	(961)

Net Realized Gain (Loss)	1,650	1,243	(66)	(281)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	138	252	(275)	37
Investments in Affiliates	696	38	(401)	(537)
Exchange-traded or centrally cleared financial derivative instruments	(186)	(274)	0	0
Over the counter financial derivative instruments	(44)	(54)	(30)	(23)

Net Change in Unrealized Appreciation (Depreciation)	604	(38)	(706)	(523)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,985	$4,564	$1,594	$1,845

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Inception date of the Fund was December 31, 2019.

38	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund*	PIMCO REALPATH® Blend Income Fund

$7	$8	$4	$0	$4
1,819	2,256	919	19	754
775	778	289	8	1,932
2,601	3,042	1,212	27	2,690

29	35	14	1	9
31	35	17	0	47
34	46	9	0	50
12	12	8	0	30
7	8	3	0	5
0	1	4	0	1
0	0	0	68	0
5	6	0	0	4
118	143	55	69	146
(7)	(8)	(1)	(68)	(5)
111	135	54	1	141

2,490	2,907	1,158	26	2,549

(729)	(637)	(244)	(21)	(926)
347	168	34	1	1,749
544	666	270	0	210
0	0	0	0	1,633
(919)	(1,060)	(490)	(31)	(1,046)

(757)	(863)	(430)	(51)	1,620

114	388	147	(159)	(2,725)
(440)	(464)	(166)	(12)	1,410
0	0	0	0	(333)
(20)	(28)	(5)	0	(35)

(346)	(104)	(24)	(171)	(1,683)

$1,387	$1,940	$704	$(196)	$2,486

ANNUAL REPORT	JUNE 30, 2020	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,731	$1,338	$3,359	$1,692	$2,366	$1,383	$2,649	$1,669
Net realized gain (loss)	1,650	36	1,243	164	(66)	204	(281)	337
Net change in unrealized appreciation (depreciation)	604	1,924	(38)	2,671	(706)	2,250	(523)	2,771

Net Increase (Decrease) in Net Assets Resulting from Operations	4,985	3,298	4,564	4,527	1,594	3,837	1,845	4,777

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,586)	(886)	(2,365)	(1,689)	(1,594)	(1,647)	(2,279)	(2,563)
Administrative Class	(764)	(864)	(774)	(943)	(630)	(1,025)	(473)	(667)
Class A	(150)	(210)	(177)	(254)	(143)	(292)	(238)	(362)

Total Distributions(a)	(2,500)	(1,960)	(3,316)	(2,886)	(2,367)	(2,964)	(2,990)	(3,592)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	54,095	25,593	58,867	39,478	40,624	26,336	33,737	40,711

Total Increase (Decrease) in Net Assets	56,580	26,931	60,115	41,119	39,851	27,209	32,592	41,896

Net Assets:

Beginning of year	58,494	31,563	79,376	38,257	65,767	38,558	84,796	42,900
End of year	$115,074	$58,494	$139,491	$79,376	$105,618	$65,767	$117,388	$84,796

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Inception date through June 30, 2020	Year Ended June 30, 2020	Year Ended June 30, 2019

$2,490	$1,791	$2,907	$2,145	$1,158	$611	$26	$2,549	$1,065
(757)	373	(863)	528	(430)	99	(51)	1,620	(281)
(346)	2,750	(104)	3,609	24	1,178	(171)	(1,683)	1,544

1,387	4,914	1,940	6,282	704	1,888	(196)	2,486	2,328

(2,361)	(3,683)	(2,820)	(4,349)	(1,244)	(1,053)	0	(930)	(525)
(400)	(701)	(539)	(1,024)	(110)	(17)	0	(412)	(353)
(124)	(253)	(130)	(270)	(81)	(117)	0	(303)	(147)

(2,885)	(4,637)	(3,489)	(5,643)	(1,435)	(1,187)	0	(1,645)	(1,025)

26,114	28,800	21,733	36,989	23,843	22,012	3,051	110,990	14,488

24,616	29,077	20,184	37,628	23,112	22,713	2,855	111,831	15,791

84,641	55,564	105,849	68,221	35,461	12,748	0	40,222	24,431
$109,257	$84,641	$126,033	$105,849	$58,573	$35,461	$2,855	$152,053	$40,222

ANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 50.4%

MUTUAL FUNDS 49.7%

Vanguard Developed Markets Index Fund ‘Institutional’	1,198,063	$15,000

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	385,728	9,743

Vanguard Institutional Index Fund ‘Institutional’	108,077	29,883

Vanguard Small-Cap Index Fund ‘Admiral’	35,916	2,511

Total Mutual Funds (Cost $55,723)		57,137

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.7%
		813

U.S. TREASURY BILLS 0.0%
0.152% due 09/03/2020 (a)(b)	$8	8

Total Short-Term Instruments (Cost $821)		821

Total Investments in Securities (Cost $56,544)		57,958

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 51.1%

MUTUAL FUNDS (c) 45.9%

PIMCO Emerging Markets Local Currency and Bond Fund	703,046	$4,471

PIMCO High Yield Fund	324,136	2,745

PIMCO Income Fund	1,388,835	15,972

PIMCO International Bond Fund (U.S. Dollar-Hedged)	138,974	1,501

PIMCO Long-Term Real Return Fund	654,743	6,633

PIMCO Long-Term U.S. Government Fund	361,885	2,852

PIMCO Real Return Fund	460,523	5,457

PIMCO Total Return Fund	1,215,925	13,168

Total Mutual Funds (Cost $51,485)		52,799

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	608,892	$6,003

Total Short-Term Instruments (Cost $5,995)		6,003

Total Investments in Affiliates (Cost $57,480)		58,802

Total Investments 101.5% (Cost $114,024)		$116,760

Financial Derivative Instruments (e)(f) 0.1% (Cost or Premiums, net $510)		100

Other Assets and Liabilities, net (1.6)%		(1,786)

Net Assets 100.0%		$115,074

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$813	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(829)	$813	$813

Total Repurchase Agreements						$(829)	$813	$813

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$813	$0	$0	$813	$(829)	$(16)

Total Borrowings and Other Financing Transactions	$813	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,450.000	09/18/2020	10	$1	$57	$3
Put - CBOE S&P 500	1,725.000	09/18/2020	9	1	103	4
Put - CBOE S&P 500	1,500.000	12/18/2020	9	1	59	7
Put - CBOE S&P 500	1,800.000	12/18/2020	10	1	93	15
Put - CBOE S&P 500	1,400.000	03/19/2021	7	1	52	8
Put - CBOE S&P 500	1,650.000	03/19/2021	8	1	110	15
Put - CBOE S&P 500	2,050.000	06/18/2021	11	1	77	70
Put - CBOE S&P 500	2,325.000	06/18/2021	10	1	108	104

Total Purchased Options					$659	$226

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,300.000	09/18/2020	9	$1	$(39)	$(2)
Put - CBOE S&P 500	1,350.000	12/18/2020	10	1	(31)	(6)
Put - CBOE S&P 500	1,200.000	03/19/2021	8	1	(44)	(6)
Put - CBOE S&P 500	1,700.000	06/18/2021	10	1	(35)	(30)

Total Written Options					$(149)	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$226	$0	$0	$226	$(44)	$0	$0	$(44)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	211	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,971	$0	$(81)	$0	$(81)

UAG	Receive	DWRTFT Index	311	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	2,787	0	(1)	0	(1)

Total Swap Agreements								$0	$(82)	$0	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(81)	$(81)	$(81)	$0	$(81)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(82)	$(82)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO REALPATH® Blend 2025 Fund (Cont.)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$226	$0	$0	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$44	$0	$0	$44

Over the counter
Swap Agreements	$0	$0	$82	$0	$0	$82

	$0	$0	$126	$0	$0	$126

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,611	$0	$0	$1,611
Written Options	0	0	(565)	0	0	(565)

	$0	$0	$1,046	$0	$0	$1,046

Over the counter
Swap Agreements	$0	$0	$(788)	$0	$0	$(788)

	$0	$0	$258	$0	$0	$258

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(253)	$0	$0	$(253)
Written Options	0	0	67	0	0	67

	$0	$0	$(186)	$0	$0	$(186)

Over the counter
Swap Agreements	$0	$0	$(44)	$0	$0	$(44)

	$0	$0	$(230)	$0	$0	$(230)

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$57,137	$0	$0	$57,137
Short-Term Instruments
Repurchase Agreements	0	813	0	813
U.S. Treasury Bills	0	8	0	8

	$57,137	$821	$0	$57,958

Investments in Affiliates, at Value
Mutual Funds	52,799	0	0	52,799
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,003	0	0	6,003

	$58,802	$0	$0	$58,802

Total Investments	$115,939	$821	$0	$116,760

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$226	$0	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(44)	0	(44)
Over the counter	0	(82)	0	(82)

	$0	$(126)	$0	$(126)

Total Financial Derivative Instruments	$0	$100	$0	$100

Totals	$115,939	$921	$0	$116,860

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 58.5%

MUTUAL FUNDS 58.0%

Vanguard Developed Markets Index Fund ‘Institutional’	1,643,240	$20,573

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	508,005	12,832

Vanguard Institutional Index Fund ‘Institutional’	158,145	43,727

Vanguard Small-Cap Index Fund ‘Admiral’	54,108	3,782

Total Mutual Funds (Cost $78,493)		80,914

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (b) 0.5%
		715

Total Short-Term Instruments (Cost $715)		715

Total Investments in Securities (Cost $79,208)		81,629

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 42.2%

MUTUAL FUNDS (a) 37.1%

PIMCO Emerging Markets Local Currency and Bond Fund	759,108	$4,828

PIMCO High Yield Fund	391,808	3,319

PIMCO Income Fund	1,464,977	16,847

PIMCO International Bond Fund (U.S. Dollar-Hedged)	142,990	1,544

PIMCO Long-Term Real Return Fund	419,133	4,246

PIMCO Long-Term U.S. Government Fund	233,851	1,843

PIMCO Real Return Fund	471,024	5,582

PIMCO Total Return Fund	1,243,707	13,469

Total Mutual Funds (Cost $50,842)		51,678

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.1%

PIMCO Short-Term Floating NAV Portfolio III	726,557	$7,163

Total Short-Term Instruments (Cost $7,154)		7,163

Total Investments in Affiliates (Cost $57,996)		58,841

Total Investments 100.7% (Cost $137,204)		$140,470

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $489)		103

Other Assets and Liabilities, net (0.8)%		(1,082)

Net Assets 100.0%		$139,491

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$715	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(729)	$715	$715

Total Repurchase Agreements						$(729)	$715	$715

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$715	$0	$0	$715	$(729)	$(14)

Total Borrowings and Other Financing Transactions	$715	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,500.000	12/18/2020	12	$1	$79	$10
Put - CBOE S&P 500	1,800.000	12/18/2020	13	1	121	20
Put - CBOE S&P 500	1,400.000	03/19/2021	9	1	67	10
Put - CBOE S&P 500	1,650.000	03/19/2021	10	1	137	19
Put - CBOE S&P 500	2,050.000	06/18/2021	13	1	91	82
Put - CBOE S&P 500	2,325.000	06/18/2021	12	1	130	125

Total Purchased Options					$625	$266

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,350.000	12/18/2020	13	$1	$(39)	$(8)
Put - CBOE S&P 500	1,200.000	03/19/2021	10	1	(55)	(7)
Put - CBOE S&P 500	1,700.000	06/18/2021	12	1	(42)	(36)

Total Written Options					$(136)	$(51)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$266	$0	$0	$266	$(51)	$0	$0	$(51)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	288	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$2,690	$0	$(111)	$0	$(111)

UAG	Receive	DWRTFT Index	385	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	3,450	0	(1)	0	(1)

Total Swap Agreements								$0	$(112)	$0	$(112)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(111)	$(111)	$(111)	$0	$(111)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(112)	$(112)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO REALPATH® Blend 2030 Fund (Cont.)

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$266	$0	$0	$266

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$51	$0	$0	$51

Over the counter
Swap Agreements	$0	$0	$112	$0	$0	$112

	$0	$0	$163	$0	$0	$163

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,220	$0	$0	$1,220
Written Options	0	0	(335)	0	0	(335)

	$0	$0	$885	$0	$0	$885

Over the counter
Swap Agreements	$0	$0	$(1,084)	$0	$0	$(1,084)

	$0	$0	$(199)	$0	$0	$(199)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(359)	$0	$0	$(359)
Written Options	0	0	85	0	0	85

	$0	$0	$(274)	$0	$0	$(274)

Over the counter
Swap Agreements	$0	$0	$(54)	$0	$0	$(54)

	$0	$0	$(328)	$0	$0	$(328)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$80,914	$0	$0	$80,914
Short-Term Instruments
Repurchase Agreements	0	715	0	715

	$80,914	$715	$0	$81,629

Investments in Affiliates, at Value
Mutual Funds	51,678	0	0	51,678
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,163	0	0	7,163

	$58,841	$0	$0	$58,841

Total Investments	$139,755	$715	$0	$140,470

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$266	$0	$266

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(51)	0	(51)
Over the counter	0	(112)	0	(112)

	$0	$(163)	$0	$(163)

Total Financial Derivative Instruments	$0	$103	$0	$103

Totals	$139,755	$818	$0	$140,573

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

48	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 67.0%

MUTUAL FUNDS 65.8%

Vanguard Developed Markets Index Fund ‘Institutional’	1,483,332	$18,571

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	399,604	10,094

Vanguard Institutional Index Fund ‘Institutional’	135,427	37,446

Vanguard Small-Cap Index Fund ‘Admiral’	48,378	3,381

Total Mutual Funds (Cost $67,518)		69,492

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (b) 1.2%
		1,268

Total Short-Term Instruments (Cost $1,268)		1,268

Total Investments in Securities (Cost $68,786)		70,760

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 33.8%

MUTUAL FUNDS (a) 28.8%

PIMCO Emerging Markets Local Currency and Bond Fund	502,337	$3,195

PIMCO High Yield Fund	294,986	2,498

PIMCO Income Fund	939,897	10,809

PIMCO International Bond Fund (U.S. Dollar-Hedged)	90,140	973

PIMCO Long-Term Real Return Fund	84,244	853

PIMCO Long-Term U.S. Government Fund	47,952	378

PIMCO Real Return Fund	289,332	3,429

PIMCO Total Return Fund	764,007	8,275

Total Mutual Funds (Cost $30,333)		30,410

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	532,631	$5,251

Total Short-Term Instruments (Cost $5,245)		5,251

Total Investments in Affiliates (Cost $35,578)		35,661

Total Investments 100.8% (Cost $104,364)		$106,421

Financial Derivative Instruments (c)(d) (0.1)% (Cost or Premiums, net $0)		(74)

Other Assets and Liabilities, net (0.7)%		(729)

Net Assets 100.0%		$105,618

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,268	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(1,293)	$1,268	$1,268

Total Repurchase Agreements						$(1,293)	$1,268	$1,268

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,268	$0	$0	$1,268	$(1,293)	$(25)

Total Borrowings and Other Financing Transactions	$1,268	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO REALPATH® Blend 2035 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	190	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,775	$0	$(73)	$0	$(73)

UAG	Receive	DWRTFT Index	325	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	2,912	0	(1)	0	(1)

Total Swap Agreements								$0	$(74)	$0	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(73)	$(73)	$(73)	$0	$(73)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(74)	$(74)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$74	$0	$0	$74

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(881)	$0	$0	$(881)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(30)	$0	$0	$(30)

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$69,492	$0	$0	$69,492
Short-Term Instruments
Repurchase Agreements	0	1,268	0	1,268

	$69,492	$1,268	$0	$70,760

Investments in Affiliates, at Value
Mutual Funds	30,410	0	0	30,410
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,251	0	0	5,251

	$35,661	$0	$0	$35,661

Total Investments	$105,153	$1,268	$0	$106,421

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(74)	$0	$(74)

Total Financial Derivative Instruments	$0	$(74)	$0	$(74)

Totals	$105,153	$1,194	$0	$106,347

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.3%

MUTUAL FUNDS 73.2%

Vanguard Developed Markets Index Fund ‘Institutional’	1,877,584	$23,507

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	459,761	11,614

Vanguard Institutional Index Fund ‘Institutional’	167,715	46,373

Vanguard Small-Cap Index Fund ‘Admiral’	63,016	4,405

Total Mutual Funds (Cost $82,946)		85,899

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 1.1%
		1,346

Total Short-Term Instruments (Cost $1,346)		1,346

Total Investments in Securities (Cost $84,292)		87,245

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 25.6%

MUTUAL FUNDS (a) 21.7%

PIMCO Emerging Markets Local Currency and Bond Fund	465,215	$2,959

PIMCO High Yield Fund	328,497	2,782

PIMCO Income Fund	824,650	9,483

PIMCO International Bond Fund (U.S. Dollar-Hedged)	68,754	743

PIMCO Real Return Fund	233,274	2,764

PIMCO Total Return Fund	616,051	6,672

Total Mutual Funds (Cost $25,514)		25,403

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	464,871	$4,583

Total Short-Term Instruments (Cost $4,574)		4,583

Total Investments in Affiliates (Cost $30,088)		29,986

Total Investments 99.9% (Cost $114,380)		$117,231

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(77)

Other Assets and Liabilities, net 0.2%		234

Net Assets 100.0%		$117,388

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,346	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(1,373)	$1,346	$1,346

Total Repurchase Agreements						$(1,373)	$1,346	$1,346

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,346	$0	$0	$1,346	$(1,373)	$(27)

Total Borrowings and Other Financing Transactions	$1,346	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	198	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,850	$0	$(76)	$0	$(76)
UAG	Receive	DWRTFT Index	378	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	3,387	0	(1)	0	(1)

Total Swap Agreements								$0	$(77)	$0	$(77)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(76)	$(76)	$(76)	$0	$(76)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(77)	$(77)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$77	$0	$0	$77

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(961)	$0	$0	$(961)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(23)	$0	$0	$(23)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO REALPATH® Blend 2040 Fund (Cont.)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$85,899	$0	$0	$85,899
Short-Term Instruments
Repurchase Agreements	0	1,346	0	1,346

	$85,899	$1,346	$0	$87,245

Investments in Affiliates, at Value
Mutual Funds	25,403	0	0	25,403
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,583	0	0	4,583

	$29,986	$0	$0	$29,986

Total Investments	$115,885	$1,346	$0	$117,231

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(77)	$0	$(77)

Total Financial Derivative Instruments	$0	$(77)	$0	$(77)

Totals	$115,885	$1,269	$0	$117,154

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.6%

MUTUAL FUNDS 78.9%

Vanguard Developed Markets Index Fund ‘Institutional’	1,894,106	$23,714

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	445,082	11,243

Vanguard Institutional Index Fund ‘Institutional’	168,830	46,681

Vanguard Small-Cap Index Fund ‘Admiral’	65,309	4,565

Total Mutual Funds (Cost $82,821)		86,203

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
		738

Total Short-Term Instruments (Cost $738)		738

Total Investments in Securities (Cost $83,559)		86,941

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.4%

MUTUAL FUNDS (a) 16.0%

PIMCO Emerging Markets Local Currency and Bond Fund	345,209	$2,195

PIMCO High Yield Fund	306,394	2,595

PIMCO Income Fund	572,589	6,585

PIMCO International Bond Fund (U.S. Dollar-Hedged)	42,517	459

PIMCO Real Return Fund	136,347	1,616

PIMCO Total Return Fund	370,418	4,012

Total Mutual Funds (Cost $17,633)		17,462

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	489,057	$4,822

Total Short-Term Instruments (Cost $4,816)		4,822

Total Investments in Affiliates (Cost $22,449)		22,284

Total Investments 100.0% (Cost $106,008)		$109,225

Financial Derivative Instruments (c) (0.1)% (Cost or Premiums, net $0)		(71)

Other Assets and Liabilities, net 0.1%		103

Net Assets 100.0%		$109,257

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$738	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(753)	$738	$738

Total Repurchase Agreements						$(753)	$738	$738

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$738	$0	$0	$738	$(753)	$(15)

Total Borrowings and Other Financing Transactions	$738	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO REALPATH® Blend 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	183	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,710	$0	$(70)	$0	$(70)

UAG	Receive	DWRTFT Index	367	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	3,288	0	(1)	0	(1)

Total Swap Agreements								$0	$(71)	$0	$(71)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(70)	$(70)	$(70)	$0	$(70)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(71)	$(71)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$71	$0	$0	$71

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(919)	$0	$0	$(919)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(20)	$0	$0	$(20)

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$86,203	$0	$0	$86,203
Short-Term Instruments
Repurchase Agreements	0	738	0	738

	$86,203	$738	$0	$86,941

Investments in Affiliates, at Value
Mutual Funds	17,462	0	0	17,462
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,822	0	0	4,822

	$22,284	$0	$0	$22,284

Total Investments	$108,487	$738	$0	$109,225

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(71)	$0	$(71)

Total Financial Derivative Instruments	$0	$(71)	$0	$(71)

Totals	$108,487	$667	$0	$109,154

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	57

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.1%

MUTUAL FUNDS 82.3%

Vanguard Developed Markets Index Fund ‘Institutional’	2,351,279	$29,438

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	527,063	13,314

Vanguard Institutional Index Fund ‘Institutional’	200,751	55,508

Vanguard Small-Cap Index Fund ‘Institutional’	78,701	5,501

Total Mutual Funds (Cost $99,023)		103,761

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (d) 0.7%
		897

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.105% due 07/07/2020 - 07/21/2020 (a)(b)	50	$50

Total Short-Term Instruments (Cost $947)		947

Total Investments in Securities (Cost $99,970)		104,708

INVESTMENTS IN AFFILIATES 16.3%

MUTUAL FUNDS (c) 12.6%

PIMCO Emerging Markets Local Currency and Bond Fund	345,263	2,196

PIMCO High Yield Fund	351,524	2,977

PIMCO Income Fund	525,712	6,046

PIMCO International Bond Fund (U.S. Dollar-Hedged)	32,655	353

PIMCO Real Return Fund	104,342	1,236

PIMCO Total Return Fund	282,109	3,055

Total Mutual Funds (Cost $16,053)		15,863

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	475,186	$4,685

Total Short-Term Instruments (Cost $4,673)		4,685

Total Investments in Affiliates (Cost $20,726)		20,548

Total Investments 99.4% (Cost $120,696)		$125,256

Financial Derivative Instruments (e) (0.1)% (Cost or Premiums, net $0)		(99)

Other Assets and Liabilities, net 0.7%		876

Net Assets 100.0%		$126,033

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$897	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(915)	$897	$897

Total Repurchase Agreements						$(915)	$897	$897

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$897	$0	$0	$897	$(915)	$(18)

Total Borrowings and Other Financing Transactions	$897	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	255	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$2,382	$0	$(98)	$0	$(98)

UAG	Receive	DWRTFT Index	411	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	3,683	0	(1)	0	(1)

Total Swap Agreements								$0	$(99)	$0	$(99)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(98)	$(98)	$(98)	$0	$(98)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(99)	$(99)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$99	$0	$0	$99

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(1,060)	$0	$0	$(1,060)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(28)	$0	$0	$(28)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	59

Schedule of Investments PIMCO REALPATH® Blend 2050 Fund (Cont.)

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$103,761	$0	$0	$103,761
Short-Term Instruments
Repurchase Agreements	0	897	0	897
U.S. Treasury Bills	0	50	0	50

	$103,761	$947	$0	$104,708

Investments in Affiliates, at Value
Mutual Funds	15,863	0	0	15,863
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,685	0	0	4,685

	$20,548	$0	$0	$20,548

Total Investments	$124,309	$947	$0	$125,256

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(99)	$0	$(99)

Total Financial Derivative Instruments	$0	$(99)	$0	$(99)

Totals	$124,309	$848	$0	$125,157

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

60	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 85.0%

MUTUAL FUNDS 83.4%

Vanguard Developed Markets Index Fund ‘Institutional’	1,129,583	$14,142

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	247,675	6,256

Vanguard Institutional Index Fund ‘Institutional’	93,467	25,844

Vanguard Small-Cap Index Fund ‘Admiral’	36,624	2,560

Total Mutual Funds (Cost $47,282)		48,802

SHORT-TERM INSTRUMENTS 1.6%

REPURCHASE AGREEMENTS (d) 1.2%
		721

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.152% due 09/03/2020 (a)(b)	261	$261

Total Short-Term Instruments (Cost $982)		982

Total Investments in Securities (Cost $48,264)		49,784

INVESTMENTS IN AFFILIATES 16.7%

MUTUAL FUNDS (c) 11.4%

PIMCO Emerging Markets Local Currency and Bond Fund	151,402	963

PIMCO High Yield Fund	164,659	1,395

PIMCO Income Fund	224,384	2,580

PIMCO International Bond Fund (U.S. Dollar-Hedged)	11,387	123

PIMCO Real Return Fund	41,308	490

PIMCO Total Return Fund	109,053	1,181

Total Mutual Funds (Cost $6,801)		6,732

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.3%

PIMCO Short-Term Floating NAV Portfolio III	312,536	$3,081

Total Short-Term Instruments (Cost $3,077)		3,081

Total Investments in Affiliates (Cost $9,878)		9,813

Total Investments 101.7% (Cost $58,142)		$59,597

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)		(20)

Other Assets and Liabilities, net (1.7)%		(1,004)

Net Assets 100.0%		$58,573

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$721	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(735)	$721	$721

Total Repurchase Agreements						$(735)	$721	$721

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$721	$0	$0	$721	$(735)	$(14)

Total Borrowings and Other Financing Transactions	$721	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	61

Schedule of Investments PIMCO REALPATH® Blend 2055 Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	50	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$467	$0	$(19)	$0	$(19)

UAG	Receive	DWRTFT Index	271	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	2,428	0	(1)	0	(1)

Total Swap Agreements								$0	$(20)	$0	$(20)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(19)	$(19)	$(19)	$0	$(19)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(20)	$(20)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$20	$0	$0	$20

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(490)	$0	$0	$(490)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(5)	$0	$0	$(5)

62	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$48,802	$0	$0	$48,802
Short-Term Instruments
Repurchase Agreements	0	721	0	721
U.S. Treasury Bills	0	261	0	261

	$48,802	$982	$0	$49,784

Investments in Affiliates, at Value
Mutual Funds	6,732	0	0	6,732
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,081	0	0	3,081

	$9,813	$0	$0	$9,813

Total Investments	$58,615	$982	$0	$59,597

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(20)	$0	$(20)

Total Financial Derivative Instruments	$0	$(20)	$0	$(20)

Totals	$58,615	$962	$0	$59,577

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	63

Schedule of Investments PIMCO REALPATH® Blend 2060 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.6%

MUTUAL FUNDS 83.6%

Vanguard 500 Index Fund ‘Admiral’	4,423	$1,265

Vanguard Developed Markets Index Fund ‘Admiral’	55,411	693

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	9,244	307

Vanguard Small-Cap Index Fund ‘Admiral’	1,754	123

Total Mutual Funds (Cost $2,547)		2,388

Total Investments in Securities (Cost $2,547)		2,388

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.3%

MUTUAL FUNDS (a) 11.3%

PIMCO Emerging Markets Local Currency and Bond Fund	7,236	$46

PIMCO High Yield Fund	8,045	68

PIMCO Income Fund	10,783	124

PIMCO International Bond Fund (U.S. Dollar-Hedged)	600	6

PIMCO Real Return Fund	1,866	22

PIMCO Total Return Fund	5,138	56

Total Mutual Funds (Cost $335)		322

Total Investments in Affiliates (Cost $335)		322

Total Investments 94.9% (Cost $2,882)		$2,710

Other Assets and Liabilities, net 5.1%		145

Net Assets 100.0%		$2,855

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	DWRTFT Index	16	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	$143	$0	$0	$0	$0

Total Swap Agreements								$0	$0	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
UAG	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

64	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(31)	$0	$0	$(31)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$2,388	$0	$0	$2,388

	$2,388	$0	$0	$2,388

Investments in Affiliates, at Value
Mutual Funds	$322	$0	$0	322

Total Investments	$2,710	$0	$0	$2,710

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	65

Schedule of Investments PIMCO REALPATH® Blend Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 40.3%

MUTUAL FUNDS 39.9%

Vanguard Developed Markets Index Fund ‘Institutional’	1,284,970	$16,088

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	455,409	11,503

Vanguard Institutional Index Fund ‘Institutional’	110,245	30,483

Vanguard Small-Cap Index Fund ‘Admiral’	37,445	2,617

Total Mutual Funds (Cost $58,302)		60,691

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		567

Total Short-Term Instruments (Cost $567)		567

Total Investments in Securities (Cost $58,869)		61,258

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 63.3%

MUTUAL FUNDS (a) 56.4%

PIMCO Emerging Markets Local Currency and Bond Fund	1,152,423	$7,330

PIMCO High Yield Fund	452,423	3,832

PIMCO Income Fund	2,341,736	26,930

PIMCO International Bond Fund (U.S. Dollar-Hedged)	250,550	2,706

PIMCO Long-Term Real Return Fund	863,991	8,752

PIMCO Long-Term U.S. Government Fund	477,524	3,763

PIMCO Real Return Fund	795,415	9,426

PIMCO Total Return Fund	2,123,553	22,998

Total Mutual Funds (Cost $83,705)		85,737

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%

PIMCO Short-Term Floating NAV Portfolio III	1,060,591	$10,456

Total Short-Term Instruments (Cost $10,450)		10,456

Total Investments in Affiliates (Cost $94,155)		96,193

Total Investments 103.6% (Cost $153,024)		$157,451

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $677)		189

Other Assets and Liabilities, net (3.7)%		(5,587)

Net Assets 100.0%		$152,053

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$567	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2022	$(578)	$567	$567

Total Repurchase Agreements						$(578)	$567	$567

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$567	$0	$0	$567	$(578)	$(11)

Total Borrowings and Other Financing Transactions	$567	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,450.000	09/18/2020	13	$1	$73	$3
Put - CBOE S&P 500	1,725.000	09/18/2020	12	1	138	5
Put - CBOE S&P 500	1,500.000	12/18/2020	12	1	78	10

66	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	1,800.000	12/18/2020	13	$1	$121	$20
Put - CBOE S&P 500	1,400.000	03/19/2021	10	1	75	11
Put - CBOE S&P 500	1,650.000	03/19/2021	11	1	151	21
Put - CBOE S&P 500	2,050.000	06/18/2021	14	1	98	89
Put - CBOE S&P 500	2,325.000	06/18/2021	13	1	141	136

Total Purchased Options					$875	$295

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,300.000	09/18/2020	12	$1	$(53)	$(2)
Put - CBOE S&P 500	1,350.000	12/18/2020	13	1	(40)	(8)
Put - CBOE S&P 500	1,200.000	03/19/2021	11	1	(60)	(8)
Put - CBOE S&P 500	1,700.000	06/18/2021	13	1	(45)	(39)

Total Written Options					$(198)	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$295	$0	$0	$295	$(57)	$0	$0	$(57)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	DWRTFT Index	125	0.524% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	$1,168	$0	$(48)	$0	$(48)

UAG	Receive	DWRTFT Index	502	0.448% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	4,498	0	(1)	0	(1)

Total Swap Agreements								$0	$(49)	$0	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$0	$0	$0	$0	$0	$0	$(48)	$(48)	$(48)	$0	$(48)
UAG	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(49)	$(49)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	67

Schedule of Investments PIMCO REALPATH® Blend Income Fund (Cont.)

June 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$295	$0	$0	$295

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$57	$0	$0	$57

Over the counter
Swap Agreements	$0	$0	$49	$0	$0	$49

	$0	$0	$106	$0	$0	$106

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,499	$0	$0	$2,499
Written Options	0	0	(866)	0	0	(866)

	$0	$0	$1,633	$0	$0	$1,633

Over the counter
Swap Agreements	$0	$0	$(1,046)	$0	$0	$(1,046)

	$0	$0	$587	$0	$0	$587

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(447)	$0	$0	$(447)
Written Options	0	0	114	0	0	114

	$0	$0	$(333)	$0	$0	$(333)

Over the counter
Swap Agreements	$0	$0	$(35)	$0	$0	$(35)

	$0	$0	$(368)	$0	$0	$(368)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Mutual Funds	$60,691	$0	$0	$60,691
Short-Term Instruments
Repurchase Agreements	0	567	0	567

	$60,691	$567	$0	$61,258

Investments in Affiliates, at Value
Mutual Funds	85,737	0	0	85,737
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,456	0	0	10,456

	$96,193	$0	$0	$96,193

Total Investments	$156,884	$567	$0	$157,451

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$295	$0	$295

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(57)	0	(57)
Over the counter	0	(49)	0	(49)

	$0	$(106)	$0	$(106)

Total Financial Derivative Instruments	$0	$189	$0	$189

Totals	$156,884	$756	$0	$157,640

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

68	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2020

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

ANNUAL REPORT	JUNE 30, 2020	69

Notes to Financial Statements (Cont.)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards

Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign

70	PIMCO EQUITY SERIES

June 30, 2020

exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing

Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to

ANNUAL REPORT	JUNE 30, 2020	71

Notes to Financial Statements (Cont.)

determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates.

72	PIMCO EQUITY SERIES

June 30, 2020

Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2020 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,078	$3,677	$(96)	$(9)	$(179)	$4,471	$34	$0

PIMCO High Yield Fund	3,270	2,810	(3,186)	(38)	(111)	2,745	186	0

PIMCO Income Fund	7,355	9,671	(414)	(33)	(607)	15,972	693	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	889	1,029	(377)	(17)	(23)	1,501	82	0

PIMCO Long-Term Real Return Fund	5,913	6,300	(6,969)	675	714	6,633	335	0

PIMCO Long-Term U.S. Government Fund	3,977	4,137	(6,419)	810	347	2,852	114	0

PIMCO Real Return Fund	1,006	4,697	(423)	(11)	188	5,457	41	0

PIMCO Short-Term Floating NAV Portfolio III	2,170	29,949	(26,100)	(23)	7	6,003	49	0

PIMCO Total Return Fund	3,555	10,503	(1,229)	(21)	360	13,168	236	0

Totals	$29,213	$72,773	$(45,213)	$1,333	$696	$58,802	$1,770	$0

ANNUAL REPORT	JUNE 30, 2020	73

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,514	$3,688	$(167)	$(17)	$(190)	$4,828	$34	$0

PIMCO High Yield Fund	4,471	3,271	(4,236)	(39)	(148)	3,319	244	0

PIMCO Income Fund	8,253	9,654	(331)	(35)	(694)	16,847	753	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	776	935	(126)	(9)	(32)	1,544	75	0

PIMCO Long-Term Real Return Fund	6,033	5,346	(8,391)	902	356	4,246	322	0

PIMCO Long-Term U.S. Government Fund	4,021	3,653	(6,919)	909	179	1,843	107	0

PIMCO Real Return Fund	1,468	4,324	(422)	(10)	222	5,582	49	0

PIMCO Short-Term Floating NAV Portfolio III	3,216	30,072	(26,100)	(32)	7	7,163	72	0

PIMCO Total Return Fund	3,419	10,930	(1,198)	(20)	338	13,469	232	0

Totals	$33,171	$71,873	$(47,890)	$1,649	$38	$58,841	$1,888	$0

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,259	$2,222	$(138)	$(12)	$(136)	$3,195	$18	$0

PIMCO High Yield Fund	3,677	2,186	(3,214)	(33)	(118)	2,498	181	0

PIMCO Income Fund	5,660	6,151	(511)	(53)	(438)	10,809	473	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	446	605	(56)	(4)	(18)	973	39	0

PIMCO Long-Term Real Return Fund	3,373	2,501	(5,609)	587	1	853	154	0

PIMCO Long-Term U.S. Government Fund	2,247	1,727	(4,134)	558	(20)	378	50	0

PIMCO Real Return Fund	792	2,902	(385)	(9)	129	3,429	28	0

PIMCO Short-Term Floating NAV Portfolio III	2,415	28,356	(25,500)	(25)	5	5,251	56	0

PIMCO Total Return Fund	1,912	7,170	(982)	(19)	194	8,275	129	0

Totals	$21,781	$53,820	$(40,529)	$990	$(401)	$35,661	$1,128	$0

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,624	$1,533	$(92)	$(8)	$(98)	$2,959	$10	$0

PIMCO High Yield Fund	4,742	1,950	(3,757)	(31)	(122)	2,782	217	0

PIMCO Income Fund	6,028	4,288	(411)	(43)	(379)	9,483	449	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	336	471	(53)	(2)	(9)	743	24	0

PIMCO Long-Term Real Return Fund	2,559	1,418	(4,374)	520	(123)	0	101	0

PIMCO Long-Term U.S. Government Fund	1,637	892	(2,895)	437	(71)	0	34	0

PIMCO Real Return Fund	598	2,366	(294)	(7)	101	2,764	22	0

PIMCO Short-Term Floating NAV Portfolio III	3,443	24,267	(23,100)	(34)	7	4,583	68	0

PIMCO Total Return Fund	1,438	5,807	(716)	(14)	157	6,672	98	0

Totals	$22,405	$42,992	$(35,692)	$818	$(537)	$29,986	$1,023	$0

74	PIMCO EQUITY SERIES

June 30, 2020

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,654	$731	$(109)	$(7)	$(74)	$2,195	$1	$0

PIMCO High Yield Fund	4,579	1,873	(3,702)	(30)	(125)	2,595	211	0

PIMCO Income Fund	4,875	2,676	(649)	(33)	(284)	6,585	352	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	169	296	0	0	(6)	459	12	0

PIMCO Long-Term Real Return Fund	1,223	512	(1,925)	246	(56)	0	48	0

PIMCO Long-Term U.S. Government Fund	813	341	(1,328)	208	(34)	0	16	0

PIMCO Real Return Fund	301	1,420	(155)	(4)	54	1,616	12	0

PIMCO Short-Term Floating NAV Portfolio III	3,373	24,869	(23,400)	(24)	4	4,822	69	0

PIMCO Total Return Fund	679	3,701	(440)	(9)	81	4,012	54	0

Totals	$17,666	$36,419	$(31,708)	$347	$(440)	$22,284	$775	$0

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$1,938	$540	$(228)	$3	$(57)	$2,196	$(5)	$0

PIMCO High Yield Fund	5,655	1,671	(4,177)	(13)	(159)	2,977	253	0

PIMCO Income Fund	5,443	2,165	(1,263)	(24)	(275)	6,046	362	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	93	264	0	0	(4)	353	7	0

PIMCO Long-Term Real Return Fund	679	162	(935)	141	(47)	0	25	0

PIMCO Long-Term U.S. Government Fund	449	134	(665)	101	(19)	0	8	0

PIMCO Real Return Fund	167	1,149	(113)	(3)	36	1,236	9	0

PIMCO Short-Term Floating NAV Portfolio III	4,323	20,084	(19,700)	(31)	9	4,685	83	0

PIMCO Total Return Fund	374	2,912	(277)	(6)	52	3,055	36	0

Totals	$19,121	$29,081	$(27,358)	$168	$(464)	$20,548	$778	$0

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$631	$405	$(47)	$0	$(26)	$963	$1	$0

PIMCO High Yield Fund	1,745	1,414	(1,693)	(13)	(58)	1,395	93	0

PIMCO Income Fund	1,667	1,656	(634)	(13)	(96)	2,580	132	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	24	100	0	0	(1)	123	2	0

PIMCO Long-Term Real Return Fund	214	58	(301)	44	(15)	0	8	0

PIMCO Long-Term U.S. Government Fund	116	70	(211)	30	(5)	0	3	0

PIMCO Real Return Fund	44	463	(29)	(1)	13	490	3	0

PIMCO Short-Term Floating NAV Portfolio III	1,155	18,734	(16,800)	(11)	3	3,081	34	0

PIMCO Total Return Fund	97	1,172	(105)	(2)	19	1,181	13	0

Totals	$5,693	$24,072	$(19,820)	$34	$(166)	$9,813	$289	$0

ANNUAL REPORT	JUNE 30, 2020	75

Notes to Financial Statements (Cont.)

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$0	$53	$(2)	$0	$(5)	$46	$1	$0

PIMCO High Yield Fund	0	149	(75)	(2)	(4)	68	2	0

PIMCO Income Fund	0	156	(26)	(1)	(5)	124	4	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	6	0	0	0	6	0	0

PIMCO Long-Term Real Return Fund	0	21	(23)	2	0	0	0	0

PIMCO Long-Term U.S. Government Fund	0	14	(16)	2	0	0	0	0

PIMCO Real Return Fund	0	24	(3)	0	1	22	0	0

PIMCO Total Return Fund	0	62	(7)	0	1	56	1	0

Totals	$0	$485	$(152)	$1	$(12)	$322	$8	$0

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$789	$7,236	$(326)	$(31)	$(338)	$7,330	$55	$0

PIMCO High Yield Fund	2,328	6,322	(4,646)	(61)	(111)	3,832	169	0

PIMCO Income Fund	6,833	22,070	(883)	(36)	(1,054)	26,930	873	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	960	2,634	(865)	(23)	0	2,706	82	0

PIMCO Long-Term Real Return Fund	4,517	12,308	(10,090)	823	1,194	8,752	229	0

PIMCO Long-Term U.S. Government Fund	3,044	8,066	(9,048)	1,143	558	3,763	104	0

PIMCO Real Return Fund	1,125	8,588	(659)	(16)	388	9,426	64	0

PIMCO Short-Term Floating NAV Portfolio III	1,447	49,316	(40,300)	(14)	7	10,456	36	0

PIMCO Total Return Fund	3,781	20,363	(1,876)	(36)	766	22,998	320	0

Totals	$24,824	$136,903	$(68,693)	$1,749	$1,410	$96,193	$1,932	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

76	PIMCO EQUITY SERIES

June 30, 2020

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the

ANNUAL REPORT	JUNE 30, 2020	77

Notes to Financial Statements (Cont.)

current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the

78	PIMCO EQUITY SERIES

June 30, 2020

amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Small Fund	X	X	X	X	X	—	X	X	X

Allocation	X	X	X	X	X	X	X	X	X

Acquired Fund	X	X	X	X	X	X	X	X	X

Investment in Acquired Fund Risks

New Fund	X	X	X	X	X	X	X	X	X

Small Fund	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

ANNUAL REPORT	JUNE 30, 2020	79

Notes to Financial Statements (Cont.)

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions on Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to

80	PIMCO EQUITY SERIES

June 30, 2020

make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage,

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Notes to Financial Statements (Cont.)

magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention

82	PIMCO EQUITY SERIES

June 30, 2020

cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

ANNUAL REPORT	JUNE 30, 2020	83

Notes to Financial Statements (Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.27%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R

84	PIMCO EQUITY SERIES

June 30, 2020

shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	—		0.25%

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2020, the Distributor retained $21,424 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$4	$4

PIMCO RealPath® Blend 2030 Fund	0	0	6	6

PIMCO RealPath® Blend 2035 Fund	0	0	6	6

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Notes to Financial Statements (Cont.)

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2040 Fund	$0	$0	$7	$7

PIMCO RealPath® Blend 2045 Fund	0	0	5	5

PIMCO RealPath® Blend 2050 Fund	0	1	8	9

PIMCO RealPath® Blend 2055 Fund	0	0	3	3

PIMCO RealPath® Blend 2060 Fund	0	0	68	68

PIMCO RealPath® Blend Income Fund	0	0	4	4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$83,781	$32,689

PIMCO REALPATH® Blend 2030 Fund	0	0	85,387	30,415

PIMCO REALPATH® Blend 2035 Fund	0	0	64,860	27,469

PIMCO REALPATH® Blend 2040 Fund	0	0	50,547	19,965

PIMCO REALPATH® Blend 2045 Fund	0	0	38,610	14,838

PIMCO REALPATH® Blend 2050 Fund	0	0	41,330	22,027

PIMCO REALPATH® Blend 2055 Fund	0	0	34,577	12,653

PIMCO REALPATH® Blend 2060 Fund	0	0	3,221	320

PIMCO REALPATH® Blend Income Fund	0	0	86,100	43,349

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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June 30, 2020

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019		Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	5,446	$62,831	2,602	$28,619	5,976	$69,709	3,875	$43,525

Administrative Class	856	9,802	210	2,304	839	9,655	305	3,395

Class A	95	1,096	56	614	164	1,925	147	1,683
Issued as reinvestment of distributions

Institutional Class	136	1,586	83	885	199	2,365	156	1,688

Administrative Class	66	764	81	864	65	774	88	943

Class A	13	150	20	210	15	177	24	253
Cost of shares redeemed

Institutional Class	(1,566)	(17,815)	(476)	(5,239)	(1,732)	(19,492)	(739)	(8,268)

Administrative Class	(341)	(3,845)	(193)	(2,124)	(419)	(4,783)	(298)	(3,346)

Class A	(42)	(474)	(49)	(540)	(127)	(1,463)	(36)	(395)

Net increase (decrease) resulting from Fund share transactions	4,663	$54,095	2,334	$25,593	4,980	$58,867	3,522	$39,478

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019		Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,095	$48,247	2,654	$29,908	3,630	$42,768	3,682	$42,098

Administrative Class	609	7,020	244	2,740	544	6,307	177	2,011

Class A	170	1,954	167	1,904	160	1,862	194	2,235
Issued as reinvestment of distributions

Institutional Class	134	1,594	152	1,646	189	2,279	234	2,563

Administrative Class	53	630	95	1,025	39	473	61	667

Class A	12	143	27	292	20	237	33	361
Cost of shares redeemed

Institutional Class	(1,290)	(14,620)	(641)	(7,231)	(1,389)	(16,002)	(661)	(7,592)

Administrative Class	(300)	(3,272)	(217)	(2,457)	(206)	(2,242)	(119)	(1,377)

Class A	(94)	(1,072)	(131)	(1,491)	(173)	(1,945)	(23)	(255)

Net increase (decrease) resulting from Fund share transactions	3,389	$40,624	2,350	$26,336	2,814	$33,737	3,578	$40,711

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019		Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,055	$35,705	2,660	$30,398	2,725	$31,580	3,249	$37,065

Administrative Class	463	5,341	147	1,680	358	4,118	322	3,677

Class A	74	863	56	632	89	1,004	76	877
Issued as reinvestment of distributions

Institutional Class	196	2,361	338	3,683	233	2,820	398	4,349

Administrative Class	33	400	65	701	44	539	94	1,024

Class A	10	124	23	253	11	130	25	270
Cost of shares redeemed

Institutional Class	(1,326)	(15,077)	(588)	(6,707)	(1,171)	(13,499)	(684)	(7,856)

Administrative Class	(186)	(2,085)	(147)	(1,678)	(302)	(3,464)	(177)	(2,039)

Class A	(135)	(1,518)	(14)	(162)	(131)	(1,495)	(34)	(378)

Net increase (decrease) resulting from Fund share transactions	2,184	$26,114	2,540	$28,800	1,856	$21,733	3,269	$36,989

ANNUAL REPORT	JUNE 30, 2020	87

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019		Inception date through 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	2,686	$31,279	2,229	$25,607	301	$3,011

Administrative Class	405	4,695	37	442	1	10

Class A	73	840	72	816	3	33
Issued as reinvestment of distributions

Institutional Class	103	1,244	96	1,053	0	0

Administrative Class	9	110	2	17	0	0

Class A	7	81	11	117	0	0
Cost of shares redeemed

Institutional Class	(1,107)	(12,926)	(501)	(5,777)	0	0

Administrative Class	(48)	(540)	(1)	(16)	0	0

Class A	(82)	(940)	(22)	(247)	0	(3)

Net increase (decrease) resulting from Fund share transactions	2,046	$23,843	1,923	$22,012	305	$3,051

	PIMCO REALPATH® Blend Income Fund

	Year Ended 06/30/2020		Year Ended 06/30/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,527	$74,835	2,038	$22,261

Administrative Class	322	3,680	93	1,016

Class A	575	6,449	350	3,847
Issued as reinvestment of distributions

Institutional Class	81	930	49	525

Administrative Class	36	412	33	353

Class A	26	303	14	147
Issued in reorganization^

Institutional Class	3,894	45,204	N/A	N/A

Administrative Class	1,507	17,511	N/A	N/A

Class A	429	4,958	N/A	N/A
Cost of shares redeemed

Institutional Class	(3,251)	(36,815)	(879)	(9,650)

Administrative Class	(343)	(3,806)	(321)	(3,491)

Class A	(239)	(2,671)	(48)	(520)

Net increase (decrease) resulting from Fund share transactions	9,564	$110,990	1,329	$14,488

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 15 in the Notes to Financial Statements.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2055 Fund	1	0	14%	0%

PIMCO REALPATH® Blend 2060 Fund	0	1	0%	98%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of the PIMCO REALPATH® Blend 2020 Fund (the “Acquired Fund”) into the PIMCO REALPATH® Blend Income Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of each class of the

88	PIMCO EQUITY SERIES

June 30, 2020

Acquired Fund became shareholders of the corresponding class of shares of the Acquiring Fund. The reorganization became effective upon the close of business on January 10, 2020. As a result, all shares held in the Acquired Fund were automatically exchanged for shares of the Acquiring Fund. The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Code. Pursuant to the Agreement and Plan of Reorganization, Institutional Class, Administrative Class and Class A of the Acquired Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Acquired Fund as of the close of business on the date of the reorganization. The investment portfolio of the Acquired Fund, with a fair value of approximately $67,670,713 and identified cost of approximately $64,350,156 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of January 10, 2020, the Acquired Fund did not have any pre-enactment net capital loss carryforwards. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)

Acquired Fund				3,321

Institutional Class	3,923	45,204	11.52

Administrative Class	1,522	17,511	11.51

Class A	431	4,958	11.50

Acquiring Fund				3,542,410

Institutional Class	2,305	26,769	11.61

Administrative Class	1,145	13,307	11.62

Class A	913	10,553	11.56

Post Reorganization

Acquiring Fund				3,545,731

Institutional Class	6,199	71,973	11.61

Administrative Class	2,652	30,818	11.62

Class A	1,341	15,511	11.56

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any. Assuming the reorganization had been completed on July 1, 2019, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2020, are as follows (amounts in thousands):

Net investment income (loss)	3,933

Net realized and unrealized gains (losses)	3,819

Net increase in net assets resulting from operations	7,752

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Statements of Operations since January 10, 2020.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	JUNE 30, 2020	89

Notes to Financial Statements (Cont.)

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO REALPATH® Blend 2025 Fund	$896	$1,464	$2,117	$0	$0	$0	$0

PIMCO REALPATH® Blend 2030 Fund	760	1,532	2,318	0	0	0	0

PIMCO REALPATH® Blend 2035 Fund	270	795	1,233	0	0	0	0

PIMCO REALPATH® Blend 2040 Fund	0	783	2,001	0	0	0	0

PIMCO REALPATH® Blend 2045 Fund	0	717	2,420	0	0	0	(502)

PIMCO REALPATH® Blend 2050 Fund	0	740	3,880	0	0	0	(731)

PIMCO REALPATH® Blend 2055 Fund	0	293	1,096	0	0	0	(365)

PIMCO REALPATH® Blend 2060 Fund	0	0	(178)	0	(13)	0	(5)

PIMCO REALPATH® Blend Income Fund	1,830	1,317	3,059	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, non-taxable transactions, and Return of Capital Distributions from Underlying Funds .

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	13	0

PIMCO REALPATH® Blend Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PIMCO EQUITY SERIES

June 30, 2020

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO REALPATH® Blend 2025 Fund	$114,743	$4,042	$(1,925)	$2,117

PIMCO REALPATH® Blend 2030 Fund	138,254	4,365	(2,045)	2,320

PIMCO REALPATH® Blend 2035 Fund	105,114	2,718	(1,485)	1,233

PIMCO REALPATH® Blend 2040 Fund	115,152	3,496	(1,494)	2,002

PIMCO REALPATH® Blend 2045 Fund	106,734	3,883	(1,463)	2,420

PIMCO REALPATH® Blend 2050 Fund	121,276	5,425	(1,545)	3,880

PIMCO REALPATH® Blend 2055 Fund	58,483	1,603	(508)	1,095

PIMCO REALPATH® Blend 2060 Fund	2,888	2	(180)	(178)

PIMCO REALPATH® Blend Income Fund	154,686	5,334	(2,381)	2,953

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain options contracts, realized and unrealized gain (loss) swap contracts, non-taxable transactions, and Return of Capital Distributions from Underlying Funds.

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2020			June 30, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO REALPATH® Blend 2025 Fund	$2,500	$0	$0	$1,421	$539	$0

PIMCO REALPATH® Blend 2030 Fund	3,196	120	0	1,766	1,120	0

PIMCO REALPATH® Blend 2035 Fund	2,297	70	0	1,534	1,430	0

PIMCO REALPATH® Blend 2040 Fund	2,720	270	0	1,772	1,820	0

PIMCO REALPATH® Blend 2045 Fund	2,728	157	0	2,092	2,545	0

PIMCO REALPATH® Blend 2050 Fund	3,291	198	0	2,543	3,100	0

PIMCO REALPATH® Blend 2055 Fund	1,385	50	0	507	680	0

PIMCO REALPATH® Blend 2060 Fund	0	0	0	NA	NA	NA

PIMCO REALPATH® Blend Income Fund	1,645	0	0	1,025	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	JUNE 30, 2020	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (nine of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020 (or for PIMCO REALPATH® Blend 2060 Fund, for the period December 31, 2019 (inception date) through June 30, 2020), the statements of changes in net assets for each of the two years in the period ended June 30, 2020 (or for PIMCO REALPATH® Blend 2060 Fund, for the period December 31, 2019 (inception date) through June 30, 2020), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended (or for PIMCO REALPATH® Blend 2060 Fund, for the period December 31, 2019 (inception date) through June 30, 2020), the changes in each of their net assets for each of the two years in the period ended June 30, 2020 (or for PIMCO REALPATH® Blend 2060 Fund, for the period December 31, 2019 (inception date) through June 30, 2020) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agents and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

92	PIMCO EQUITY SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BRC	Barclays Bank PLC	FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

DWRTFT	Dow Jones Wilshire REIT Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

ANNUAL REPORT	JUNE 30, 2020	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO REALPATH® Blend 2025 Fund	0.00%	45.62%	$26	$0

PIMCO REALPATH® Blend 2030 Fund	0.00%	55.07%	33	0

PIMCO REALPATH® Blend 2035 Fund	0.00%	66.58%	21	0

PIMCO REALPATH® Blend 2040 Fund	0.00%	67.51%	21	0

PIMCO REALPATH® Blend 2045 Fund	0.00%	73.42%	14	0

PIMCO REALPATH® Blend 2050 Fund	0.00%	74.23%	14	0

PIMCO REALPATH® Blend 2055 Fund	0.00%	71.85%	24	0

PIMCO REALPATH® Blend 2060 Fund	0.00%	0.00%	0	0

PIMCO REALPATH® Blend Income Fund	0.00%	48.39%	16	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

94	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2020	95

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President and Head of Americas Investment & Client Operations, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

96	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	JUNE 30, 2020	97

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

98	PIMCO EQUITY SERIES

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

ANNUAL REPORT	JUNE 30, 2020	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3002AR_063020

PIMCO EQUITY SERIES®

Annual Report

June 30, 2020

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are staying safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2020

The coronavirus took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) grew at a revised annual pace of 2.6% and 2.4% during the third and fourth quarters of 2019, respectively. The pandemic then caused the economy to significantly weaken, as annualized GDP growth in the first quarter of 2020 was -5.0%. The Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was -32.9%. This represented the sharpest quarterly decline on record.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced, “It has become clear that our economy will face severe disruptions. Aggressive efforts must be taken across the public and private sectors to limit the losses to jobs and incomes and to promote a swift recovery once the disruptions abate.” The Fed’s efforts included the ability to make unlimited purchases of Treasury and mortgage securities. It also announced that, for the first time, it would purchase existing corporate bonds on the open market. In addition, the U.S. government passed a $2 trillion fiscal stimulus bill to aid the economy in March.

In its June 2020 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that it expects the U.S. economy to contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF has also stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. Finally, in July — after the reporting period ended — the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.1%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields fell sharply during the reporting period. In our view, this was due to a combination of declining global growth given the coronavirus, the Fed’s accommodative monetary policy and periods of extreme investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.66% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 6.01%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 6.90%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated weaker results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned -0.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 1.52%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -2.82%.

2	PIMCO EQUITY SERIES

After initially rising, global equities experienced a sharp decline in February and March 2020. We believe this was largely due to concerns over the impact of the coronavirus. In March 2020, the U.S. equity market ended its 11-year bull market run, and then posted the fastest fall on record from its all-time high to bear market territory. However, global equities rallied sharply in April, May and June 2020, in our view because investor sentiment improved given significant stimulus efforts from central banks around the world. All told, during the 12-months ended June 30, 2020, U.S. equities, as represented by the S&P 500 Index, returned 7.51% and global equities, as represented by the MSCI World Index, returned 2.84%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 6.98% and European equities, as represented by the MSCI Europe Index (in EUR), returned -5.48%. Finally, emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.39%.

Commodity prices were extremely volatile and generated mixed results. When the reporting period began, Brent crude oil was approximately $67 a barrel. It ended the reporting period at roughly $41 a barrel after briefly trading below $15. Elsewhere, copper prices were relatively flat, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.22%, 2.32% and 0.07% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	JUNE 30, 2020	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

4	PIMCO EQUITY SERIES

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

ANNUAL REPORT	JUNE 30, 2020	5

Important Information About the Funds (Cont.)

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Fund’s net assets. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies. If the proposal is adopted in substantially the same form as it was proposed, these requirements could limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Any new requirements, if adopted, may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the

6	PIMCO EQUITY SERIES

proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

On August 5, 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

ANNUAL REPORT	JUNE 30, 2020	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	(11.82)%	(4.23)%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price(1)(2))	(12.34)%	(4.61)%
RAFI Dynamic Multi-Factor Emerging Markets Index±	(11.68)%	(4.00)%
MSCI Emerging Markets Index±±	(3.39)%	(0.83)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of June 30, 2020†§

Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Tencent Holdings Ltd.	2.1%
JD.com, Inc. ADR	1.9%
Alibaba Group Holding Ltd. SP — ADR	1.9%
Samsung Electronics Co. Ltd.	1.8%
Naspers Ltd. ‘N’	1.7%
Infosys Ltd. SP — ADR	1.7%
SK Hynix, Inc.	1.7%
Hyundai Motor Co.	1.6%
MMC Norilsk Nickel PJSC	1.5%

Geographic Breakdown as of June 30, 2020†**

China	17.7%
South Korea	17.0%
Taiwan	15.1%
Russia	8.1%
Brazil	7.2%
South Africa	5.5%
India	5.4%
Thailand	4.6%
Ireland	4.6%
Hong Kong	2.8%
Mexico	2.6%
Malaysia	1.7%
Indonesia	1.6%
Short-Term Instruments	1.2%
Chile	1.1%
Turkey	1.1%
Other	2.7%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary, communications services and health care sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sectors outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»

Security selection in the consumer staples and information technology sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings underperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the energy sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2020	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	(5.33)%	(0.68)%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price(1)(2))	(6.03)%	(1.13)%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	(5.35)%	(0.41)%
MSCI EAFE Index±±	(5.13)%	(0.13)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.40%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of June 30, 2020†§

Nestle S.A.	1.4%
Roche Holding AG	1.2%
GlaxoSmithKline PLC	1.2%
ASML Holding NV	0.8%
Novo Nordisk A/S ‘B’	0.8%
AstraZeneca PLC	0.7%
KDDI Corp.	0.7%
Iberdrola S.A.	0.7%
Toyota Motor Corp.	0.7%
Zurich Insurance Group AG	0.7%

Geographic Breakdown as June 30, 2020†**

Japan	26.8%
United Kingdom	14.2%
Canada	7.9%
Switzerland	7.8%
France	6.2%
Germany	6.0%
Australia	5.9%
Netherlands	3.7%
Sweden	3.5%
Spain	2.9%
Italy	2.2%
Denmark	2.0%
Hong Kong	2.0%
Ireland	1.7%
Finland	1.4%
Singapore	1.2%
Short-Term Instruments	0.5%
Other	4.1%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Underweight exposure to, and security selection in, the financials and energy sectors contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sectors underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index.

»

Security selection in consumer discretionary and communications services sectors detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2020	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2020

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	(2.76)%	5.83%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price(1)(2))	(2.91)%	5.71%
RAFI Dynamic Multi-Factor U.S. Index±	(2.55)%	6.17%
S&P 500 Index±±	7.51%	10.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of June 30, 2020†§

Apple, Inc.	2.8%
Walmart, Inc.	2.1%
Procter & Gamble Co.	2.0%
Verizon Communications, Inc.	1.6%
PepsiCo, Inc.	1.4%
Johnson & Johnson	1.4%
Home Depot, Inc.	1.4%
International Business Machines Corp.	1.3%
Costco Wholesale Corp.	1.3%
Target Corp.	1.3%

Sector Breakdown as of June 30, 2020†**

Information Technology	18.1%
Consumer Discretionary	14.7%
Consumer Staples	14.5%
Health Care	13.1%
Industrials	9.7%
Communication Services	8.0%
Financials	7.7%
Real Estate	4.7%
Energy	3.9%
Materials	2.6%
Utilities	1.8%
Short-Term Instruments	1.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the information technology and health care sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»

Security selection in the consumer discretionary and communications services sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the real estate sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2020	13

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through June 30, 2020

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC (“Sub-Adviser”), believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Cumulative Total Return for the period ended June 30, 2020

Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	(13.42)%
PIMCO RAFI ESG U.S. ETF (At Market Price(1)(2))	(13.88)%
RAFI ESG US Index±	(13.34)%
S&P 500 Index±±	(1.83)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.45%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of June 30, 2020†§

JPMorgan Chase & Co.	3.6%
Johnson & Johnson	3.3%
Intel Corp.	3.1%
Citigroup, Inc.	2.8%
Verizon Communications, Inc.	2.7%
Microsoft Corp.	2.6%
Cisco Systems, Inc.	2.5%
Procter & Gamble Co.	2.5%
Pfizer, Inc.	2.4%
Wells Fargo & Co.	2.3%

Sector Breakdown as of June 30, 2020†**

Financials	22.0%
Information Technology	18.9%
Health Care	17.0%
Consumer Discretionary	12.0%
Consumer Staples	9.7%
Communication Services	8.0%
Industrials	6.3%
Materials	3.7%
Utilities	1.4%
Real Estate	1.0%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Underweight exposure to the energy sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the industrials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»

Security selection in the consumer discretionary, communications services and health care sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	JUNE 30, 2020	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2020 to June 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$845.20	$2.24	$1,000.00	$1,022.30	$2.45	0.49%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	884.70	1.91	1,000.00	1,022.70	2.05	0.41
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	895.90	1.41	1,000.00	1,023.24	1.50	0.30
PIMCO RAFI ESG U.S. ETF	1,000.00	857.30	1.38	1,000.00	1,023.24	1.50	0.30

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	JUNE 30, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

06/30/2020	$24.24	$0.59	$(3.41)	$(2.82)	$(0.58)	$0.00	$(0.58)

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

06/30/2020	$24.94	$0.53	$(1.84)	$(1.31)	$(0.77)	$0.00	$(0.77)

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

06/30/2020	$29.21	$0.62	$(1.44)	$(0.82)	$(0.65)	$0.00	$(0.65)

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

PIMCO RAFI ESG U.S. ETF

12/18/2019 - 06/30/2020	$25.00	$0.33	$(3.72)	$(3.39)	$(0.21)	$0.00	$(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$20.84	(11.86)%	$619,324	0.49%		0.50%		0.49%		0.50%		2.66%		59%

24.24	4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$22.86	(5.37)%	$24,231	0.40%		0.41%		0.40%		0.41%		2.21%		35%

24.94	(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$27.74	(2.80)%	$25,525	0.30%		0.31%		0.30%		0.31%		2.12%		36%

29.21	5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

$21.40	(13.42)%	$8,988	0.30	%*	0.86	%*	0.30	%*	0.86	%*	2.75	%*	12%

ANNUAL REPORT	JUNE 30, 2020	19

Statements of Assets and Liabilities

June 30, 2020

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities*^	$610,861	$23,969	$25,481	$8,901
Investments in Affiliates	6,038	0	39	0
Cash	1,287	0	0	97
Foreign currency, at value	1,971	332	0	0
Receivable for investments sold	94,479	1,868	2,776	583
Interest and/or dividends receivable	2,540	105	30	9
Other assets	5	0	0	0
Total Assets	717,181	26,274	28,326	9,590

Liabilities:

Payable for investments purchased	$56,933	$2,034	$2,755	$592
Payable upon return of securities loaned	7,325	0	39	8
Payable for Fund shares redeemed	33,360	0	0	0
Accrued management fees	229	9	6	2
Accrued reimbursement to PIMCO	10	0	1	0
Total Liabilities	97,857	2,043	2,801	602

Net Assets	$619,324	$24,231	$25,525	$8,988

Net Assets Consist of:

Paid in capital	$743,987	$32,031	$39,609	$11,054
Distributable earnings (accumulated loss)	(124,663)	(7,800)	(14,084)	(2,066)

Net Assets	$619,324	$24,231	$25,525	$8,988

Shares Issued and Outstanding	29,720	1,060	920	420

Net Asset Value Per Share Outstanding(a):	$20.84	$22.86	$27.74	$21.40

Cost of investments in securities	$616,306	$25,531	$27,148	$10,611
Cost of investments in Affiliates	$6,038	$0	$39	$0
Cost of foreign currency held	$1,958	$329	$0	$0

* Includes repurchase agreements of:	$1,439	$111	$276	$0
^ Includes securities on loan of:	$6,785	$0	$38	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2020
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF(a)

Investment Income:

Interest	$19	$1	$5	$0
Dividends, net of foreign taxes*	16,745	975	2,415	226
Securities lending income	172	3	8	0
Total Income	16,936	979	2,428	226

Expenses:

Management fees	2,625	146	292	22
Trustee fees	34	3	8	0
Interest expense	13	2	0	0
Organizational expense	0	0	0	78
Miscellaneous expense	26	2	5	0
Total Expenses	2,698	153	305	100
Waiver and/or Reimbursement by PIMCO	(34)	(3)	(8)	(78)
Net Expenses	2,664	150	297	22

Net Investment Income (Loss)	14,272	829	2,131	204

Net Realized Gain (Loss):

Investments in securities	(78,297)	(3,611)	(6,092)	(422)
In-kind redemptions	5,530	2,270	3,031	(5,385)
Over the counter financial derivative instruments	(446)	1	0	0
Foreign currency	(720)	(15)	0	0

Net Realized Gain (Loss)	(73,933)	(1,355)	(3,061)	(5,807)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(10,179)	(1,548)	(6,894)	(1,710)
Over the counter financial derivative instruments	3	0	0	0
Foreign currency assets and liabilities	(11)	1	0	0

Net Change in Unrealized Appreciation (Depreciation)	(10,187)	(1,547)	(6,894)	(1,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(69,848)	$(2,073)	$(7,824)	$(7,313)

* Foreign tax withholdings - Dividends	$2,491	$91	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 18, 2019.

ANNUAL REPORT	JUNE 30, 2020	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Inception date through June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$14,272	$10,073	$829	$939	$2,131	$1,655	$204
Net realized gain (loss)	(73,933)	(27,870)	(1,355)	(959)	(3,061)	(519)	(5,807)
Net change in unrealized appreciation (depreciation)	(10,187)	36,565	(1,547)	358	(6,894)	3,931	(1,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	(69,848)	18,768	(2,073)	338	(7,824)	5,067	(7,313)

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(13,291)	(11,116)	(1,302)	(882)	(2,511)	(1,561)	(138)

Total Distributions(a)	(13,291)	(11,116)	(1,302)	(882)	(2,511)	(1,561)	(138)

Fund Share Transactions:

Receipts for shares sold	305,403	113,122	14,949	24,540	56,341	56,199	28,240
Cost of shares redeemed	(80,883)	0	(30,231)	(10,084)	(117,461)	(28,383)	(11,801)
Net increase (decrease) resulting from Fund share transactions	224,520	113,122	(15,282)	14,456	(61,120)	27,816	16,439

Total Increase (Decrease) in Net Assets	141,381	120,774	(18,657)	13,912	(71,455)	31,322	8,988

Net Assets:

Beginning of year	477,943	357,169	42,888	28,976	96,980	65,658	0
End of year	$619,324	$477,943	$24,231	$42,888	$25,525	$96,980	$8,988

Shares of Beneficial Interest:

Shares sold	14,000	4,800	600	1,000	1,900	2,000	1,120
Shares redeemed	(4,000)	0	(1,260)	(400)	(4,300)	(1,000)	(700)
Net increase (decrease) in shares outstanding	10,000	4,800	(660)	600	(2,400)	1,000	420

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.6%

COMMON STOCKS 91.4%

BRAZIL 5.9%

COMMUNICATION SERVICES 0.0%

TIM Participacoes S.A.	106,000	$277

CONSUMER DISCRETIONARY 0.3%

Lojas Renner S.A.	119,680	920

Petrobras Distribuidora S.A.	248,400	984

		1,904

CONSUMER STAPLES 1.3%

Ambev S.A.	734,800	1,911

BRF S.A. (a)	204,400	799

JBS S.A.	1,111,900	4,324

Raia Drogasil S.A.	54,000	1,099

		8,133

ENERGY 0.3%

Cosan Ltd. ‘A’	17,831	269

Cosan S.A.	33,700	439

Ultrapar Participacoes S.A.	362,300	1,225

		1,933

FINANCIALS 1.2%

B3 S.A. - Brasil Bolsa Balcao	366,000	3,708

Banco BTG Pactual S.A.	101,600	1,429

Banco do Brasil S.A.	158,900	939

BB Seguridade Participacoes S.A.	110,200	553

IRB Brasil Resseguros S/A (a)	24,500	49

Porto Seguro S.A.	16,600	154

Sul America S.A.	31,100	258

		7,090

HEALTH CARE 0.1%

Hypera S.A.	104,800	642

INDUSTRIALS 0.5%

CCR S.A.	187,500	500

Embraer S.A. (a)	28,400	42

WEG S.A.	261,730	2,436

		2,978

MATERIALS 1.8%

Cia Siderurgica Nacional S.A.	228,600	449

Klabin S.A.	203,200	760

Suzano S.A.	107,100	724

Vale S.A.	870,100	8,947

		10,880

UTILITIES 0.4%

AES Tiete Energia S.A.	149,600	431

Cia de Saneamento Basico do Estado de Sao Paulo	70,200	745

Cia de Saneamento de Minas Gerais-COPASA	6,800	73

EDP - Energias do Brasil S.A.	21,900	70

Energisa S.A.	21,400	193

Engie Brasil Energia S.A.	105,225	814

Light S.A.	15,300	47

	SHARES	MARKET VALUE (000S)

Neoenergia S.A.	14,200	$50

		2,423

Total Brazil		36,260

CHILE 1.0%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones S.A.	7,748	50

CONSUMER DISCRETIONARY 0.1%

Falabella S.A.	122,116	386

CONSUMER STAPLES 0.2%

Cencosud S.A.	495,566	694

Cia Cervecerias Unidas S.A.	43,316	312

		1,006

ENERGY 0.1%

Empresas COPEC S.A.	79,021	530

FINANCIALS 0.1%

Banco de Chile	6,822,790	602

Banco de Credito e Inversiones	3,295	112

Banco Santander Chile	1,428,580	59

Itau CorpBanca Chile S.A.	5,574,622	15

		788

MATERIALS 0.1%

CAP S.A.	20,138	130

Empresas CMPC S.A.	240,914	479

		609

UTILITIES 0.4%

AES Gener S.A.	1,159,622	167

Aguas Andinas S.A. ‘A’	828,370	280

Colbun S.A.	2,438,332	389

Enel Americas S.A.	9,512,360	1,436

Enel Chile S.A.	5,126,975	383

Engie Energia Chile S.A.	69,477	93

		2,748

Total Chile		6,117

CHINA 17.6%

COMMUNICATION SERVICES 3.4%

China Telecom Corp. Ltd. ‘H’	2,240,000	629

NetEase, Inc. ADR	17,787	7,637

Tencent Holdings Ltd.	198,700	12,803

		21,069

CONSUMER DISCRETIONARY 6.7%

Alibaba Group Holding Ltd. SP - ADR (a)	53,250	11,486

ANTA Sports Products Ltd.	245,000	2,180

BAIC Motor Corp. Ltd. ‘H’	170,500	75

China Yongda Automobiles Services Holdings Ltd.	75,500	91

GOME Retail Holdings Ltd. (a)(c)	2,776,000	465

Great Wall Motor Co. Ltd. ‘H’	1,026,500	646

JD.com, Inc. ADR (a)	195,804	11,784

Meituan Dianping (a)	320,700	7,166

	SHARES	MARKET VALUE (000S)

Minth Group Ltd.	70,000	$201

New Oriental Education & Technology Group, Inc. SP - ADR (a)	21,650	2,820

Shenzhou International Group Holdings Ltd.	90,000	1,094

Vipshop Holdings Ltd. ADR (a)	93,439	1,860

Yum China Holdings, Inc.	22,923	1,102

Zhongsheng Group Holdings Ltd.	95,000	531

		41,501

CONSUMER STAPLES 0.8%

Dali Foods Group Co. Ltd.	579,000	353

Hengan International Group Co. Ltd.	249,500	1,964

Tingyi Cayman Islands Holding Corp.	488,000	760

Tsingtao Brewery Co. Ltd. ‘H’	84,000	627

Uni-President China Holdings Ltd.	246,000	246

Want Want China Holdings Ltd.	1,601,000	1,216

		5,166

ENERGY 0.9%

China Oilfield Services Ltd. ‘H’	166,000	151

China Petroleum & Chemical Corp. ‘H’	5,966,000	2,495

China Shenhua Energy Co. Ltd. ‘H’	894,000	1,388

CNOOC Ltd.	1,174,000	1,318

Yanzhou Coal Mining Co. Ltd. ‘H’	66,000	50

		5,402

FINANCIALS 0.3%

China Galaxy Securities Co. Ltd. ‘H’	635,000	346

China Minsheng Banking Corp. Ltd. ‘H’	421,000	290

China Reinsurance Group Corp. ‘H’	1,908,000	196

GF Securities Co. Ltd. ‘H’	269,434	290

Postal Savings Bank of China Co. Ltd. ‘H’	1,224,000	705

		1,827

HEALTH CARE 0.5%

China Resources Pharmaceutical Group Ltd.	331,500	192

CSPC Pharmaceutical Group Ltd.	832,800	1,577

Shandong Weigao Group Medical Polymer Co. Ltd. ‘H’	352,000	786

Shanghai Fosun Pharmaceutical Group Co. Ltd. (a)	37,500	126

Sinopharm Group Co. Ltd. ‘H’	105,600	271

		2,952

INDUSTRIALS 1.3%

AviChina Industry & Technology Co. Ltd. ‘H’	164,000	75

China Communications Services Corp. Ltd. ‘H’	384,000	241

China Conch Venture Holdings Ltd.	197,500	838

China Lesso Group Holdings Ltd. ‘L’	173,000	227

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	23

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

China Southern Airlines Co. Ltd. ‘H’	418,000	$187

COSCO SHIPPING Energy Transportation Co. Ltd. ‘H’	268,000	120

Jiangsu Expressway Co. Ltd. ‘H’	366,000	430

Sinopec Engineering Group Co. Ltd. ‘H’	129,500	56

Sinotrans Ltd. ‘H’	626,000	127

Sinotruk Hong Kong Ltd.	50,500	131

Weichai Power Co. Ltd. ‘H’	308,000	580

Yangzijiang Shipbuilding Holdings Ltd.	527,900	355

Zhejiang Expressway Co. Ltd. ‘H’	312,000	222

Zhuzhou CRRC Times Electric Co. Ltd. ‘H’	64,500	165

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	82,400	64

ZTO Express Cayman, Inc. ADR	110,151	4,044

		7,862

INFORMATION TECHNOLOGY 1.7%

AAC Technologies Holdings, Inc. (c)	145,500	899

Baidu, Inc. SP - ADR (a)	37,381	4,482

BYD Electronic International Co. Ltd.	66,000	152

FIH Mobile Ltd. (a)(c)	1,181,000	127

Lenovo Group Ltd.	788,000	440

Semiconductor Manufacturing International Corp. (a)(c)	573,500	2,012

Sunny Optical Technology Group Co. Ltd.	82,600	1,329

Xiaomi Corp. (a)	797,200	1,325

		10,766

MATERIALS 0.7%

Anhui Conch Cement Co. Ltd. ‘H’	228,000	1,545

China BlueChemical Ltd. ‘H’	896,000	134

China National Building Material Co. Ltd. ‘H’	1,220,000	1,308

China Oriental Group Co. Ltd.	594,000	163

Jiangxi Copper Co. Ltd. ‘H’	474,000	483

Shandong Gold Mining Co. Ltd.	61,750	131

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	1,448,000	349

		4,113

REAL ESTATE 0.7%

Agile Group Holdings Ltd.	456,000	541

China Evergrande Group	39,000	101

CIFI Holdings Group Co. Ltd.	314,000	247

Greentown China Holdings Ltd.	282,500	284

Guangzhou R&F Properties Co. Ltd. ‘H’	190,400	224

Kaisa Group Holdings Ltd.	673,000	256

KWG Property Holding Ltd.	199,500	339

Logan Group Co. Ltd.	234,000	418

Longfor Group Holdings Ltd.	233,000	1,115

Powerlong Real Estate Holdings Ltd.	318,000	179

Shui On Land Ltd.	1,935,000	326

Sino-Ocean Group Holding Ltd.	725,000	175

SOHO China Ltd.	760,000	269

		4,474

	SHARES	MARKET VALUE (000S)
UTILITIES 0.6%

CGN Power Co. Ltd. ‘H’	2,781,000	$577

Datang International Power Generation Co. Ltd. ‘H’	922,000	120

ENN Energy Holdings Ltd.	216,100	2,442

Huadian Fuxin Energy Corp. Ltd. ‘H’	786,000	253

Huadian Power International Corp. Ltd. ‘H’	784,000	227

Huaneng Power International, Inc. ‘H’	808,000	305

		3,924

Total China		109,056

GREECE 0.5%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	35,765	483

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	66,353	632

ENERGY 0.1%

Hellenic Petroleum S.A.	15,055	101

Motor Oil Hellas Corinth Refineries S.A.	21,572	298

		399

FINANCIALS 0.2%

Alpha Bank AE (a)	340,605	256

Eurobank Ergasias S.A. (a)	635,534	294

National Bank of Greece S.A. (a)	273,141	387

Piraeus Bank S.A. (a)(c)	124,585	221

		1,158

UTILITIES 0.0%

Public Power Corp. S.A. (a)(c)	61,933	243

Total Greece		2,915

HONG KONG 2.8%

COMMUNICATION SERVICES 0.3%

China Mobile Ltd.	258,500	1,747

China Unicom Hong Kong Ltd.	216,000	118

		1,865

CONSUMER DISCRETIONARY 0.0%

Brilliance China Automotive Holdings Ltd.	190,000	172

CONSUMER STAPLES 0.6%

China Resources Beer Holdings Co. Ltd.	714,000	3,986

FINANCIALS 0.1%

China Everbright Ltd.	250,000	364

INDUSTRIALS 0.1%

COSCO SHIPPING Ports Ltd.	380,000	205

Shanghai Industrial Holdings Ltd.	31,000	48

	SHARES	MARKET VALUE (000S)

Shenzhen International Holdings Ltd.	39,000	$62

		315

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	220,000	271

REAL ESTATE 0.9%

China Jinmao Holdings Group Ltd.	604,000	430

China Overseas Land & Investment Ltd.	1,144,000	3,493

China Resources Land Ltd.	320,000	1,223

Poly Property Group Co. Ltd.	881,000	267

Yuexiu Property Co. Ltd.	2,356,000	423

		5,836

UTILITIES 0.7%

China Power International Development Ltd.	2,168,000	399

China Resources Gas Group Ltd.	280,000	1,370

China Resources Power Holdings Co. Ltd.	638,000	753

Guangdong Investment Ltd.	696,000	1,200

Kunlun Energy Co. Ltd.	1,092,000	715

		4,437

Total Hong Kong		17,246

INDIA 5.4%

CONSUMER DISCRETIONARY 0.2%

Tata Motors Ltd. ADR (a)(c)	200,047	1,314

ENERGY 1.4%

Reliance Industries Ltd. GDR	189,784	8,735

FINANCIALS 1.0%

HDFC Bank Ltd. ADR	140,227	6,375

HEALTH CARE 0.6%

Dr Reddy’s Laboratories Ltd. ADR	74,264	3,937

INFORMATION TECHNOLOGY 2.2%

Infosys Ltd. SP - ADR	1,091,306	10,542

Wipro Ltd. ADR	814,143	2,695

		13,237

Total India		33,598

INDONESIA 1.6%

COMMUNICATION SERVICES 0.3%

Indosat Tbk PT (a)	186,500	31

Telekomunikasi Indonesia Persero Tbk PT	9,073,800	1,944

		1,975

CONSUMER DISCRETIONARY 0.2%

Astra International Tbk PT	3,514,700	1,189

CONSUMER STAPLES 0.3%

Charoen Pokphand Indonesia Tbk PT	897,300	352

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Gudang Garam Tbk PT	120,200	$398

Hanjaya Mandala Sampoerna Tbk PT	1,800,900	209

Indofood CBP Sukses Makmur Tbk PT	592,000	388

Indofood Sukses Makmur Tbk PT	885,900	407

Unilever Indonesia Tbk PT	631,000	350

		2,104

ENERGY 0.1%

Adaro Energy Tbk PT	2,101,300	148

Bukit Asam Tbk PT	1,343,400	192

Indo Tambangraya Megah Tbk PT	182,000	91

		431

FINANCIALS 0.4%

Bank Central Asia Tbk PT	1,367,800	2,737

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	3,803,400	390

INDUSTRIALS 0.1%

United Tractors Tbk PT	238,600	278

MATERIALS 0.1%

Indah Kiat Pulp & Paper Corp. Tbk PT	78,500	33

Indocement Tunggal Prakarsa Tbk PT	297,800	247

Semen Indonesia Persero Tbk PT	559,500	379

		659

UTILITIES 0.0%

Perusahaan Gas Negara Tbk PT	805,200	64

Total Indonesia		9,827

MALAYSIA 1.8%

COMMUNICATION SERVICES 0.3%

Astro Malaysia Holdings Bhd.	175,300	34

Axiata Group Bhd.	563,800	470

DiGi.Com Bhd.	446,900	451

Maxis Bhd.	336,900	423

Telekom Malaysia Bhd.	315,800	307

		1,685

CONSUMER DISCRETIONARY 0.2%

Genting Bhd.	577,700	556

Genting Malaysia Bhd.	1,043,600	621

		1,177

CONSUMER STAPLES 0.2%

British American Tobacco Malaysia Bhd.	33,500	85

Felda Global Ventures Holdings Bhd.	850,600	199

IOI Corp. Bhd.	359,100	365

Kuala Lumpur Kepong Bhd.	72,700	376

PPB Group Bhd.	101,880	424

Sime Darby Plantation Bhd.	127,700	147

		1,596

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Petronas Dagangan Bhd.	85,700	$413

FINANCIALS 0.4%

AMMB Holdings Bhd.	298,100	217

CIMB Group Holdings Bhd.	651,300	543

Hong Leong Bank Bhd.	27,300	90

Hong Leong Financial Group Bhd.	15,300	47

Malayan Banking Bhd.	473,800	833

Public Bank Bhd.	197,300	762

RHB Bank Bhd.	52,600	59

		2,551

HEALTH CARE 0.0%

IHH Healthcare Bhd.	100,900	130

INDUSTRIALS 0.2%

IJM Corp. Bhd.	562,100	239

MISC Bhd.	230,300	412

Sime Darby Bhd.	901,900	455

		1,106

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	357,700	521

UTILITIES 0.3%

Petronas Gas Bhd.	134,100	531

Tenaga Nasional Bhd.	385,000	1,047

YTL Corp. Bhd.	244,308	47

YTL Power International Bhd.	214,500	34

		1,659

Total Malaysia		10,838

MEXICO 2.5%

COMMUNICATION SERVICES 1.1%

America Movil S.A.B. de C.V.	10,437,600	6,698

Grupo Televisa S.A.B.	368,100	387

		7,085

CONSUMER STAPLES 0.9%

Arca Continental S.A.B. de C.V.	43,400	190

Becle S.A.B. de C.V.	25,900	50

Coca-Cola Femsa S.A.B. de C.V.	12,900	56

Gruma S.A.B. de C.V. ‘B’	56,170	606

Grupo Lala S.A.B. de C.V.	205,600	109

Industrias Bachoco S.A.B. de C.V.	40,700	119

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	553,500	864

Wal-Mart de Mexico S.A.B. de C.V.	1,379,600	3,310

		5,304

FINANCIALS 0.1%

Grupo Elektra S.A.B. de C.V.	7,300	400

INDUSTRIALS 0.0%

Grupo Aeroportuario del Pacifico S.A.B. de C.V.	14,600	105

	SHARES	MARKET VALUE (000S)

Grupo Carso S.A.B. de C.V.	54,200	$106

		211

MATERIALS 0.4%

Alpek S.A.B. de C.V.	219,000	167

Grupo Mexico S.A.B. de C.V. ‘B’	786,200	1,828

Industrias Penoles S.A.B. de C.V.	4,715	48

Orbia Advance Corp. S.A.B. de C.V.	75,400	111

		2,154

UTILITIES 0.0%

Infraestructura Energetica Nova S.A.B. de C.V.	60,900	176

Total Mexico		15,330

PHILIPPINES 0.7%

COMMUNICATION SERVICES 0.2%

Globe Telecom, Inc.	9,505	395

PLDT, Inc.	26,395	657

		1,052

CONSUMER STAPLES 0.1%

Universal Robina Corp.	188,940	495

ENERGY 0.0%

Semirara Mining & Power Corp.	91,800	23

FINANCIALS 0.1%

Bank of the Philippine Islands	203,421	295

BDO Unibank, Inc.	191,410	378

Metro Pacific Investments Corp.	2,844,000	212

Metropolitan Bank & Trust Co.	220,512	165

		1,050

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	1,052,800	145

Ayala Corp.	23,330	366

DMCI Holdings, Inc.	714,700	59

GT Capital Holdings, Inc.	6,230	57

International Container Terminal Services, Inc.	34,360	71

SM Investments Corp.	3,160	60

		758

REAL ESTATE 0.1%

SM Prime Holdings, Inc.	545,400	351

UTILITIES 0.1%

Aboitiz Power Corp.	372,700	202

First Gen Corp.	154,800	76

Manila Electric Co.	41,980	227

		505

Total Philippines		4,234

POLAND 0.7%

COMMUNICATION SERVICES 0.2%

Cyfrowy Polsat S.A.	38,957	260

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	25

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Orange Polska S.A. (a)	186,601	$295

PLAY Communications S.A.	54,770	423

		978

ENERGY 0.2%

Grupa Lotos S.A.	39,599	604

Polski Koncern Naftowy ORLEN S.A.	48,332	768

		1,372

FINANCIALS 0.1%

Bank Polska Kasa Opieki S.A.	3,701	51

Powszechny Zaklad Ubezpieczen S.A.	74,386	547

		598

MATERIALS 0.1%

Grupa Azoty S.A. (a)	6,795	53

KGHM Polska Miedz S.A. (a)	22,141	514

		567

UTILITIES 0.1%

Enea S.A. (a)	45,926	84

PGE Polska Grupa Energetyczna S.A. (a)	232,193	406

Tauron Polska Energia S.A. (a)	524,632	316

		806

Total Poland		4,321

ROMANIA 0.0%

REAL ESTATE 0.0%

NEPI Rockcastle PLC	33,678	173

Total Romania		173

RUSSIA 7.9%

COMMUNICATION SERVICES 1.2%

Mobile TeleSystems PJSC	956,530	4,467

Rostelecom PJSC	322,650	399

Sistema PJSC FC	4,042,100	976

Yandex NV (a)	38,520	1,927

		7,769

CONSUMER STAPLES 0.3%

Magnit PJSC (c)	7,783	442

X5 Retail Group NV GDR	35,201	1,248

		1,690

ENERGY 2.4%

Gazprom Neft PJSC	111,790	528

Gazprom PJSC	1,206,090	3,291

LUKOIL PJSC	48,254	3,598

Novatek PJSC	17,418	249

Rosneft Oil Co. PJSC	104,230	530

Surgutneftegas PJSC	10,189,000	5,529

Tatneft PJSC	122,868	961

TMK PJSC (c)	139,910	118

		14,804

FINANCIALS 0.6%

Credit Bank of Moscow PJSC	751,800	59

	SHARES	MARKET VALUE (000S)

Moscow Exchange MICEX-RTS PJSC	300,270	$479

Sberbank of Russia PJSC	565,530	1,617

VTB Bank PJSC	3,789,390,000	1,869

		4,024

INDUSTRIALS 0.1%

Aeroflot PJSC (c)	191,250	220

Globaltrans Investment PLC GDR	27,913	151

		371

MATERIALS 2.7%

Alrosa PJSC (c)	1,530,790	1,392

Magnitogorsk Iron & Steel Works PJSC	1,288,500	672

MMC Norilsk Nickel PJSC	36,082	9,512

Novolipetsk Steel PJSC	521,900	1,035

PhosAgro PJSC	18,754	698

Polyus PJSC	13,577	2,281

Severstal PAO	80,880	985

		16,575

REAL ESTATE 0.0%

LSR Group PJSC	7,197	71

UTILITIES 0.6%

Federal Grid Co. Unified Energy System PJSC	98,650,000	260

Inter RAO UES PJSC	24,548,000	1,682

Mosenergo PJSC (c)	4,103,000	128

OGK-2 PJSC	7,101,000	79

Rosseti PJSC	20,582,000	434

RusHydro PJSC (c)	74,413,000	769

Unipro PJSC (c)	9,317,000	366

		3,718

Total Russia		49,022

SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	37,800	243

Total Singapore		243

SOUTH AFRICA 5.4%

COMMUNICATION SERVICES 0.5%

MTN Group Ltd.	721,715	2,210

Telkom S.A. SOC Ltd.	98,998	170

Vodacom Group Ltd. (c)	60,199	427

		2,807

CONSUMER DISCRETIONARY 1.9%

Foschini Group Ltd.	47,771	178

Motus Holdings Ltd. (a)	25,218	45

Mr Price Group Ltd.	41,602	344

Naspers Ltd. ‘N’	58,208	10,697

Truworths International Ltd.	90,130	177

Woolworths Holdings Ltd.	73,398	140

		11,581

CONSUMER STAPLES 0.3%

Bid Corp. Ltd.	62,504	1,027

	SHARES	MARKET VALUE (000S)

Shoprite Holdings Ltd.	76,474	$470

SPAR Group Ltd.	27,090	268

Tiger Brands Ltd.	33,962	349

		2,114

ENERGY 0.0%

Exxaro Resources Ltd.	6,608	50

FINANCIALS 0.4%

Absa Group Ltd.	42,746	211

FirstRand Ltd.	207,575	457

Liberty Holdings Ltd.	11,252	43

Momentum Metropolitan Holdings	54,171	55

Sanlam Ltd.	197,604	672

Standard Bank Group Ltd.	134,228	810

		2,248

HEALTH CARE 0.1%

Aspen Pharmacare Holdings Ltd.	37,168	309

Netcare Ltd.	274,401	215

		524

INDUSTRIALS 0.0%

Barloworld Ltd.	75,010	299

MATERIALS 2.2%

Anglo American Platinum Ltd.	6,351	462

AngloGold Ashanti Ltd.	156,846	4,615

Gold Fields Ltd.	565,148	5,336

Impala Platinum Holdings Ltd.	361,685	2,436

Kumba Iron Ore Ltd.	29,077	777

Sappi Ltd.	141,896	222

Sasol Ltd.	13,026	100

		13,948

Total South Africa		33,571

SOUTH KOREA 16.9%

COMMUNICATION SERVICES 2.2%

Kakao Corp.	6,435	1,444

KT Corp. SP - ADR	208,684	2,032

LG Uplus Corp.	80,022	818

NAVER Corp.	22,940	5,161

NCSoft Corp.	2,734	2,034

SK Telecom Co. Ltd.	11,713	2,063

		13,552

CONSUMER DISCRETIONARY 3.9%

Coway Co. Ltd.	15,203	919

Hankook Tire & Technology Co. Ltd.	27,474	569

Hanon Systems	56,124	426

Hyundai Department Store Co. Ltd.	4,190	197

Hyundai Mobis Co. Ltd.	26,540	4,260

Hyundai Motor Co.	118,372	9,724

Hyundai Wia Corp.	14,491	422

Kangwon Land, Inc.	40,449	729

Kia Motors Corp.	153,696	4,153

LG Electronics, Inc.	23,064	1,222

LOTTE Himart Co. Ltd.	4,406	142

Lotte Shopping Co. Ltd.	9,475	633

Mando Corp.	11,167	210

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Shinsegae, Inc.	1,453	$269

		23,875

CONSUMER STAPLES 1.1%

Amorepacific Corp.	13,918	1,230

BGF retail Co. Ltd.	441	51

CJ CheilJedang Corp.	1,752	478

E-MART, Inc.	7,267	643

GS Retail Co. Ltd.	7,555	231

KT&G Corp.	38,001	2,482

LG Household & Health Care Ltd.	1,218	1,365

NongShim Co. Ltd.	910	277

		6,757

ENERGY 0.7%

GS Holdings Corp.	24,754	750

SK Gas Ltd.	3,214	199

SK Innovation Co. Ltd.	33,465	3,699

		4,648

FINANCIALS 1.5%

BNK Financial Group, Inc.	61,714	259

DB Insurance Co. Ltd.	9,815	352

DGB Financial Group, Inc.	1,958	8

Hanwha Life Insurance Co. Ltd.	147,306	169

Hyundai Marine & Fire Insurance Co. Ltd.	14,143	272

Industrial Bank of Korea	81,189	552

KB Financial Group, Inc.	72,051	2,040

Meritz Financial Group, Inc.	4,890	38

Meritz Fire & Marine Insurance Co. Ltd.	22,625	240

Samsung Card Co. Ltd.	12,745	291

Samsung Fire & Marine Insurance Co. Ltd.	10,038	1,476

Samsung Life Insurance Co. Ltd.	18,397	692

Shinhan Financial Group Co. Ltd.	122,876	2,969

		9,358

INDUSTRIALS 1.7%

CJ Corp.	7,677	555

CJ Logistics Corp. (a)	2,627	346

Daelim Industrial Co. Ltd.	6,366	438

Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	4,970	113

Doosan Bobcat, Inc.	11,306	251

Doosan Co. Ltd.	1,270	41

Doosan Heavy Industries & Construction Co. Ltd. (a)	45,148	184

Doosan Infracore Co. Ltd. (a)	11,031	67

Hanwha Corp.	10,419	195

Hyundai Engineering & Construction Co. Ltd.	15,313	424

Hyundai Glovis Co. Ltd.	7,295	620

Hyundai Heavy Industries Holdings Co., Ltd.	303	63

KCC Corp.	966	108

KCC Glass Corp. (a)	1	0

Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	2,119	156

Korean Air Lines Co. Ltd.	26,265	385

LG Corp.	22,544	1,345

LG International Corp.	15,806	206

LS Corp.	5,922	173

	SHARES	MARKET VALUE (000S)

Posco International Corp.	28,286	$330

S-1 Corp.	755	54

Samsung C&T Corp.	17,322	1,685

Samsung Heavy Industries Co. Ltd. (a)	28,659	143

SK Holdings Co. Ltd.	9,674	2,353

SK Networks Co. Ltd.	126,977	504

		10,739

INFORMATION TECHNOLOGY 4.3%

LG Display Co. Ltd.	163,489	1,565

LG Innotek Co. Ltd.	915	134

Samsung Electro-Mechanics Co. Ltd.	14,598	1,584

Samsung Electronics Co. Ltd.	254,497	11,266

Samsung SDI Co. Ltd.	6,190	1,893

SK Hynix, Inc.	143,194	10,224

		26,666

MATERIALS 0.7%

Dongkuk Steel Mill Co. Ltd.	43,957	195

Hyundai Steel Co.	26,716	462

Kolon Industries, Inc.	6,248	168

Korea Petrochemical Ind Co. Ltd.	570	54

Korea Zinc Co. Ltd.	1,642	460

OCI Co. Ltd.	957	30

POSCO	20,993	3,058

Seah Besteel Corp.	4,330	37

Taekwang Industrial Co. Ltd.	123	71

Young Poong Corp.	101	39

		4,574

UTILITIES 0.8%

Korea Electric Power Corp.	251,223	4,097

Korea Gas Corp.	25,813	567

		4,664

Total South Korea		104,833

TAIWAN 15.0%

COMMUNICATION SERVICES 0.9%

Chunghwa Telecom Co. Ltd.	792,000	3,145

Far EasTone Telecommunications Co. Ltd.	432,000	998

Taiwan Mobile Co. Ltd.	425,000	1,594

		5,737

CONSUMER DISCRETIONARY 0.4%

Cheng Shin Rubber Industry Co. Ltd.	307,000	353

Formosa Taffeta Co. Ltd.	263,000	326

Hotai Motor Co. Ltd.	41,000	983

Pou Chen Corp.	351,000	344

Yulon Motor Co. Ltd.	532,000	391

		2,397

CONSUMER STAPLES 0.5%

President Chain Store Corp.	100,000	1,006

Uni-President Enterprises Corp.	880,000	2,132

		3,138

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Formosa Petrochemical Corp.	298,000	$902

FINANCIALS 2.3%

Chang Hwa Commercial Bank Ltd.	1,061,704	699

CTBC Financial Holding Co. Ltd.	3,037,000	2,105

E.Sun Financial Holding Co. Ltd.	2,259,965	2,141

First Financial Holding Co. Ltd.	1,615,971	1,246

Fubon Financial Holding Co. Ltd.	881,000	1,315

Hua Nan Financial Holdings Co. Ltd. ‘C’	1,503,837	1,024

Mega Financial Holding Co. Ltd.	2,287,000	2,404

Shanghai Commercial & Savings Bank Ltd.	342,605	531

Shin Kong Financial Holding Co. Ltd.	1,178,965	345

SinoPac Financial Holdings Co. Ltd.	2,352,528	870

Taishin Financial Holding Co. Ltd.	1,496,133	680

Taiwan Cooperative Financial Holding Co. Ltd.	1,615,602	1,140

		14,500

INDUSTRIALS 0.3%

China Airlines Ltd.	335,000	93

Eva Airways Corp.	122,400	47

Far Eastern New Century Corp.	777,000	738

Taiwan High Speed Rail Corp.	244,000	303

Walsin Lihwa Corp.	862,000	428

		1,609

INFORMATION TECHNOLOGY 9.3%

Acer, Inc.	448,000	273

Advantech Co. Ltd.	63,000	634

Asustek Computer, Inc.	161,000	1,183

AU Optronics Corp.	2,521,000	796

Catcher Technology Co. Ltd.	101,000	765

Compal Electronics, Inc.	1,449,000	948

Delta Electronics, Inc.	162,000	924

Foxconn Technology Co. Ltd.	30,000	58

Hon Hai Precision Industry Co. Ltd.	517,600	1,520

HTC Corp.	56,000	63

Innolux Corp.	6,755,000	1,820

Inventec Corp.	919,000	785

Largan Precision Co. Ltd.	6,700	932

Lite-On Technology Corp.	655,000	1,031

MediaTek, Inc.	424,000	8,383

Micro-Star International Co. Ltd.	313,000	1,146

Nanya Technology Corp.	107,000	223

Novatek Microelectronics Corp.	185,000	1,438

Pegatron Corp.	842,000	1,836

Powertech Technology, Inc.	356,000	1,299

Quanta Computer, Inc.	975,000	2,359

Synnex Technology International Corp.	511,000	724

Taiwan Semiconductor Manufacturing Co. Ltd.	2,260,000	24,136

TPK Holding Co. Ltd.	33,000	52

United Microelectronics Corp.	2,291,000	1,239

Winbond Electronics Corp.	239,000	109

Wistron Corp.	1,153,347	1,408

WPG Holdings Ltd.	448,560	598

Yageo Corp.	29,000	378

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	27

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Zhen Ding Technology Holding Ltd.	115,000	$505

		57,565

MATERIALS 1.2%

Asia Cement Corp.	847,000	1,256

China Steel Corp.	1,005,000	708

Formosa Chemicals & Fibre Corp.	365,000	940

Formosa Plastics Corp.	523,000	1,557

Nan Ya Plastics Corp.	381,000	837

Taiwan Cement Corp.	1,386,096	2,017

		7,315

Total Taiwan		93,163

THAILAND 4.6%

COMMUNICATION SERVICES 0.5%

Advanced Info Service PCL	436,300	2,626

Total Access Communication PCL	567,200	724

		3,350

CONSUMER STAPLES 1.0%

Berli Jucker PCL	120,000	154

Charoen Pokphand Foods PCL	1,665,800	1,718

CP ALL PCL	1,424,500	3,140

Thai Beverage PCL	1,579,500	771

Thai Union Group PCL ‘F’	1,457,400	613

		6,396

ENERGY 1.2%

Bangchak Corp. PCL	721,500	496

Esso Thailand PCL (c)	607,200	140

IRPC PCL	4,465,100	382

PTT PCL	3,911,500	4,828

Star Petroleum Refining PCL	2,916,200	636

Thai Oil PCL	536,900	779

		7,261

FINANCIALS 0.4%

Bangkok Bank PCL	170,300	594

Kasikornbank PCL	178,000	541

Krung Thai Bank PCL	1,057,100	353

Thanachart Capital PCL	587,500	680

TMB Bank PCL	2,016,100	69

		2,237

HEALTH CARE 0.1%

Bangkok Dusit Medical Services PCL ‘F’	881,700	642

INDUSTRIALS 0.3%

Airports of Thailand PCL	721,600	1,421

Delta Electronics Thailand PCL (c)	223,400	388

		1,809

MATERIALS 0.8%

PTT Global Chemical PCL	821,100	1,240

Siam Cement PCL	287,200	3,436

		4,676

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.1%

Central Pattana PCL	161,000	$256

Land & Houses PCL NVDR	2,596,500	643

		899

UTILITIES 0.2%

Electricity Generating PCL	61,800	498

Ratch Group PCL	248,900	504

		1,002

Total Thailand		28,272

TURKEY 1.1%

COMMUNICATION SERVICES 0.2%

Turk Telekomunikasyon A/S	380,424	450

Turkcell Iletisim Hizmetleri A/S	333,337	795

		1,245

CONSUMER DISCRETIONARY 0.1%

Arcelik A/S (a)	21,903	64

Ford Otomotiv Sanayi A/S	44,887	466

Tofas Turk Otomobil Fabrikasi A/S	44,762	174

		704

CONSUMER STAPLES 0.3%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	18,550	58

BIM Birlesik Magazalar A/S	186,511	1,849

		1,907

ENERGY 0.1%

Tupras Turkiye Petrol Rafinerileri A/S	50,857	665

FINANCIALS 0.2%

Haci Omer Sabanci Holding A/S	397,339	535

Turkiye Halk Bankasi A/S	120,619	112

Turkiye Is Bankasi ‘C’	490,472	401

Turkiye Vakiflar Bankasi TAO ‘D’	214,429	167

Yapi ve Kredi Bankasi A/S (a)	113,207	40

		1,255

INDUSTRIALS 0.2%

Enka Insaat ve Sanayi A/S	265,374	239

KOC Holding A/S	65,787	173

TAV Havalimanlari Holding A/S	17,953	51

Turk Hava Yollari AO (a)	229,181	417

Turkiye Sise ve Cam Fabrikalari A/S	63,000	51

		931

MATERIALS 0.0%

Eregli Demir ve Celik Fabrikalari TAS	40,417	51

UTILITIES 0.0%

Aygaz A/S	38,796	68

Total Turkey		6,826

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	102,000	$71

Total United States		71

Total Common Stocks (Cost $569,089)		565,916

	UNITS
EQUITY-LINKED SECURITIES 4.5%

IRELAND 4.5%

COMMUNICATION SERVICES 0.6%

Citigroup Global Markets Holdings, Inc., Bharti Airtel Ltd. - Exp. 02/19/2021	479,066	3,550

CONSUMER STAPLES 1.1%

Citigroup Global Markets Holdings, Inc., Hindustan Unilever Ltd. - Exp. 02/19/2021	155,597	4,490

Citigroup Global Markets Holdings, Inc., ITC Ltd. - Exp. 02/19/2021	1,008,732	2,599

		7,089

ENERGY 0.7%

Citigroup Global Markets Holdings, Inc., Bharat Petroleum Corp. Ltd. - Exp. 02/19/2021	353,003	1,748

Citigroup Global Markets Holdings, Inc., Coal India Ltd. - Exp. 02/19/2021	306,999	540

Citigroup Global Markets Holdings, Inc., Hindustan Petroleum Corp. Ltd. - Exp. 02/19/2021	368,286	1,057

Citigroup Global Markets Holdings, Inc., Indian Oil Corp. Ltd. - Exp. 02/19/2021	179,981	203

Citigroup Global Markets Holdings, Inc., Jindal Steel & Power Ltd. - Exp. 02/19/2021	92,866	199

Citigroup Global Markets Holdings, Inc., Petronet LNG Ltd. - Exp. 02/19/2021	134,848	461

		4,208

FINANCIALS 0.4%

Citigroup Global Markets Holdings, Inc., Kotak Mahindra Bank Ltd. - Exp. 02/19/2021	140,017	2,521

HEALTH CARE 0.3%

Citigroup Global Markets Holdings, Inc., Lupin Ltd. - Exp. 02/19/2021	47,231	570

Citigroup Global Markets Holdings, Inc., Sun Pharmaceutical Industries Ltd. - Exp. 02/19/2021	238,832	1,495

		2,065

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	UNITS	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Citigroup Global Markets Holdings, Inc., Hero MotoCorp Ltd. - Exp. 02/19/2021	18,889	$637

INFORMATION TECHNOLOGY 0.8%

Citigroup Global Markets Holdings, Inc., HCL Technologies Ltd. - Exp. 02/19/2021	173,246	1,277

Citigroup Global Markets Holdings, Inc., Tata Consultancy Services Ltd. - Exp. 02/19/2021	121,366	3,345

Citigroup Global Markets Holdings, Inc., Tech Mahindra Ltd. - Exp. 02/19/2021	74,211	534

		5,156

MATERIALS 0.4%

Citigroup Global Markets Holdings, Inc., Asian Paints Ltd. - Exp. 02/19/2021	110,157	2,461

Citigroup Global Markets Holdings, Inc., NMDC Ltd. - Exp. 02/19/2021	28,811	31

		2,492

UTILITIES 0.1%

Citigroup Global Markets Holdings, Inc., NTPC Ltd. - Exp. 02/19/2021	333,461	423

Total Equity-Linked Securities (Cost $28,397)		28,141

	SHARES
PREFERRED STOCKS 1.6%

BRAZIL 1.3%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul S.A.	29,800	74

Itau Unibanco Holding S.A.	318,050	1,489

		1,563

COMMUNICATION SERVICES 0.2%

Telefonica Brasil S.A.	117,100	1,034

INDUSTRIALS 0.4%

Braskem S.A.	72,200	308

Gerdau S.A.	234,600	691

Lojas Americanas S.A.	123,115	729

Metalurgica Gerdau S.A.	433,100	582

		2,310

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

Cia de Transmissao de Energia Eletrica Paulista	114,300	$439

Cia Energetica de Minas Gerais	361,169	732

Cia Energetica de Sao Paulo	163,200	870

Cia Paranaense de Energia	97,300	1,088

		3,129

Total Brazil		8,036

CHILE 0.2%

INDUSTRIALS 0.2%

Embotelladora Andina S.A.	147,861	362

Sociedad Quimica y Minera de Chile S.A.	21,228	552

		914

Total Chile		914

RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC	14,950	303

Transneft PJSC	251	474

		777

Total Russia		777

Total Preferred Stocks (Cost $11,289)		9,727

REAL ESTATE INVESTMENT TRUSTS 0.1%

MEXICO 0.1%

REAL ESTATE 0.1%

Fibra Uno Administracion S.A. de C.V.	515,900	410

Total Mexico		410

SOUTH AFRICA 0.0%

REAL ESTATE 0.0%

Growthpoint Properties Ltd.	365,101	282

Redefine Properties Ltd.	421,075	81

		363

Total South Africa		363

TURKEY 0.0%

REAL ESTATE 0.0%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	285,710	85

Total Turkey		85

Total Real Estate Investment Trusts (Cost $1,436)		858

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

HONG KONG 0.0%

INDUSTRIALS 0.0%

Greentown China Holdings - Exp. 07/02/20	4,339	$0

Total Rights (Cost $0)		0

WARRANTS 0.8%

UNITED KINGDOM 0.8%

FINANCIALS 0.8%

HSBC Bank PLC - Exp. 01/19/2021	114,488	1,890

HSBC Bank PLC - Exp. 01/28/2021	30,982	348

HSBC Bank PLC - Exp. 04/05/2021	43,700	1,153

HSBC Bank PLC - Exp. 07/20/2021	43,762	705

HSBC Bank PLC - Exp. 12/14/2020	12,370	66

HSBC Bank PLC - Exp. 12/16/2020	71,303	618

Total Warrants (Cost $4,656)		4,780

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
		1,439

Total Short-Term Instruments (Cost $1,439)		1,439

Total Investments in Securities (Cost $616,306)		610,861

	SHARES
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund
0.180% (b)(c)(d)	6,038,110	6,038

Total Short-Term Instruments (Cost $6,038)		6,038

Total Investments in Affiliates (Cost $6,038)		6,038

Total Investments 99.6% (Cost $622,344)		$616,899

Other Assets and Liabilities, net 0.4%		2,425

Net Assets 100.0%		$619,324

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $6,785 were out on loan in exchange for $7,325 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	29

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$1,439	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(1,468)	$1,439	$1,439

Total Repurchase Agreements						$(1,468)	$1,439	$1,439

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,439	$0	$0	$0	$1,439	$(1,468)	$(29)

Master Securities Forward Transaction Agreement
BCY	0	0	0	15	15	(20)	(5)
FOB	0	0	0	500	500	(525)	(25)
GSC	0	0	0	2,446	2,446	(2,603)	(157)
MBC	0	0	0	85	85	(97)	(12)
MSC	0	0	0	858	858	(876)	(18)
SAL	0	0	0	1,491	1,491	(1,613)	(122)
UBS	0	0	0	1,390	1,390	(1,591)	(201)

Total Borrowings and Other Financing Transactions	$1,439	$0	$0	$6,785

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$7,325	$0	$0	$0	$7,325

Total Borrowings	$7,325	$0	$0	$0	$7,325

Payable for securities on loan - cash collateral					$7,325

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(446)	$0	$(446)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$277	$0	$0	$277
Consumer Discretionary	1,904	0	0	1,904
Consumer Staples	8,133	0	0	8,133
Energy	1,933	0	0	1,933
Financials	7,090	0	0	7,090
Health Care	642	0	0	642
Industrials	2,978	0	0	2,978
Materials	10,880	0	0	10,880
Utilities	2,423	0	0	2,423
Chile
Communication Services	50	0	0	50
Consumer Discretionary	386	0	0	386
Consumer Staples	1,006	0	0	1,006
Energy	530	0	0	530
Financials	788	0	0	788
Materials	609	0	0	609
Utilities	2,748	0	0	2,748
China
Communication Services	20,440	629	0	21,069
Consumer Discretionary	29,052	12,449	0	41,501
Consumer Staples	0	5,166	0	5,166
Energy	0	5,402	0	5,402
Financials	0	1,827	0	1,827
Health Care	126	2,826	0	2,952
Industrials	4,044	3,818	0	7,862
Information Technology	4,482	6,284	0	10,766
Materials	131	3,982	0	4,113
Real Estate	0	4,474	0	4,474
Utilities	0	3,924	0	3,924
Greece
Communication Services	0	483	0	483
Consumer Discretionary	0	632	0	632
Energy	0	399	0	399
Financials	0	1,158	0	1,158
Utilities	0	243	0	243
Hong Kong
Communication Services	0	1,865	0	1,865
Consumer Discretionary	0	172	0	172
Consumer Staples	0	3,986	0	3,986
Financials	0	364	0	364
Industrials	0	315	0	315
Materials	0	271	0	271
Real Estate	0	5,836	0	5,836
Utilities	0	4,437	0	4,437
India
Consumer Discretionary	1,314	0	0	1,314
Energy	8,735	0	0	8,735
Financials	6,375	0	0	6,375
Health Care	3,937	0	0	3,937
Information Technology	13,237	0	0	13,237
Indonesia
Communication Services	0	1,975	0	1,975
Consumer Discretionary	0	1,189	0	1,189
Consumer Staples	0	2,104	0	2,104
Energy	0	431	0	431
Financials	0	2,737	0	2,737
Health Care	0	390	0	390
Industrials	0	278	0	278
Materials	0	659	0	659
Utilities	0	64	0	64
Malaysia
Communication Services	0	1,685	0	1,685
Consumer Discretionary	0	1,177	0	1,177

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Consumer Staples	$0	$1,596	$0	$1,596
Energy	0	413	0	413
Financials	0	2,551	0	2,551
Health Care	0	130	0	130
Industrials	0	1,106	0	1,106
Materials	0	521	0	521
Utilities	0	1,659	0	1,659
Mexico
Communication Services	7,085	0	0	7,085
Consumer Staples	5,304	0	0	5,304
Financials	400	0	0	400
Industrials	211	0	0	211
Materials	2,154	0	0	2,154
Utilities	176	0	0	176
Philippines
Communication Services	0	1,052	0	1,052
Consumer Staples	0	495	0	495
Energy	0	23	0	23
Financials	0	1,050	0	1,050
Industrials	0	758	0	758
Real Estate	0	351	0	351
Utilities	0	505	0	505
Poland
Communication Services	0	978	0	978
Energy	0	1,372	0	1,372
Financials	0	598	0	598
Materials	0	567	0	567
Utilities	0	806	0	806
Romania
Real Estate	0	173	0	173
Russia
Communication Services	1,927	5,842	0	7,769
Consumer Staples	282	1,408	0	1,690
Energy	0	14,804	0	14,804
Financials	0	4,024	0	4,024
Industrials	0	371	0	371
Materials	0	16,575	0	16,575
Real Estate	0	71	0	71
Utilities	0	3,718	0	3,718
Singapore
Industrials	0	243	0	243
South Africa
Communication Services	0	2,807	0	2,807
Consumer Discretionary	177	11,404	0	11,581
Consumer Staples	819	1,295	0	2,114
Energy	0	50	0	50
Financials	0	2,248	0	2,248
Health Care	215	309	0	524
Industrials	0	299	0	299
Materials	222	13,726	0	13,948
South Korea
Communication Services	2,032	11,520	0	13,552
Consumer Discretionary	0	23,875	0	23,875
Consumer Staples	51	6,706	0	6,757
Energy	0	4,648	0	4,648
Financials	0	9,358	0	9,358
Industrials	0	10,739	0	10,739
Information Technology	0	26,666	0	26,666
Materials	0	4,574	0	4,574
Utilities	0	4,664	0	4,664
Taiwan
Communication Services	0	5,737	0	5,737
Consumer Discretionary	0	2,397	0	2,397
Consumer Staples	0	3,138	0	3,138
Energy	0	902	0	902
Financials	0	14,500	0	14,500

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	31

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Cont.)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Industrials	$0	$1,609	$0	$1,609
Information Technology	0	57,565	0	57,565
Materials	0	7,315	0	7,315
Thailand
Communication Services	0	3,350	0	3,350
Consumer Staples	0	6,396	0	6,396
Energy	0	7,261	0	7,261
Financials	0	2,237	0	2,237
Health Care	0	642	0	642
Industrials	388	1,421	0	1,809
Materials	0	4,676	0	4,676
Real Estate	0	899	0	899
Utilities	0	1,002	0	1,002
Turkey
Communication Services	0	1,245	0	1,245
Consumer Discretionary	0	704	0	704
Consumer Staples	0	1,907	0	1,907
Energy	0	665	0	665
Financials	0	1,255	0	1,255
Industrials	0	931	0	931
Materials	51	0	0	51
Utilities	0	68	0	68
United States
Consumer Discretionary	0	71	0	71
Equity-Linked Securities
Ireland
Communication Services	0	3,550	0	3,550
Consumer Staples	0	7,089	0	7,089
Energy	0	4,208	0	4,208
Financials	0	2,521	0	2,521
Health Care	0	2,065	0	2,065
Industrials	0	637	0	637
Information Technology	0	5,156	0	5,156

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Materials	$0	$2,492	$0	$2,492
Utilities	0	423	0	423
Preferred Stocks
Brazil
Banking & Finance	1,563	0	0	1,563
Communication Services	1,034	0	0	1,034
Industrials	2,310	0	0	2,310
Utilities	3,129	0	0	3,129
Chile
Industrials	914	0	0	914
Russia
Utilities	0	777	0	777
Real Estate Investment Trusts
Mexico
Real Estate	410	0	0	410
South Africa
Real Estate	0	363	0	363
Turkey
Real Estate	0	85	0	85
Warrants
United Kingdom
Financials	558	4,222	0	4,780
Short-Term Instruments
Repurchase Agreements	0	1,439	0	1,439

	$165,662	$445,199	$0	$610,861

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	6,038	0	0	6,038

Total Investments	$171,700	$445,199	$0	$616,899

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

COMMON STOCKS 95.2%

AUSTRALIA 5.6%

COMMUNICATION SERVICES 0.5%

carsales.com Ltd.	705	$9

Nine Entertainment Co. Holdings Ltd.	5,374	5

REA Group Ltd.	142	11

Telstra Corp. Ltd.	42,544	92

		117

CONSUMER DISCRETIONARY 0.7%

Aristocrat Leisure Ltd.	508	9

Breville Group Ltd.	703	11

Crown Resorts Ltd.	1,139	8

Domino’s Pizza Enterprises Ltd.	259	12

Harvey Norman Holdings Ltd.	2,869	7

JB Hi-Fi Ltd.	677	20

Super Retail Group Ltd.	1,568	9

Tabcorp Holdings Ltd.	3,175	8

Wesfarmers Ltd.	2,998	93

		177

CONSUMER STAPLES 0.6%

Coca-Cola Amatil Ltd.	1,725	10

Coles Group Ltd.	793	9

GrainCorp Ltd. ‘A’	2,199	6

Inghams Group Ltd.	3,449	8

Metcash Ltd.	7,377	14

Woolworths Group Ltd.	3,983	103

		150

ENERGY 0.4%

Ampol Ltd.	1,850	38

Origin Energy Ltd.	4,903	20

Santos Ltd.	2,435	9

Viva Energy Group Ltd.	6,038	8

Woodside Petroleum Ltd.	767	11

		86

FINANCIALS 0.7%

AMP Ltd.	11,312	15

ASX Ltd.	142	8

Bank of Queensland Ltd.	1,620	7

Genworth Mortgage Insurance Australia Ltd.	4,438	6

Insurance Australia Group Ltd.	2,205	9

Macquarie Group Ltd.	182	15

Magellan Financial Group Ltd.	304	12

Medibank Pvt Ltd.	10,482	22

National Australia Bank Ltd.	1,203	15

NIB Holdings Ltd.	2,375	8

Perpetual Ltd.	336	7

QBE Insurance Group Ltd.	2,408	15

Suncorp Group Ltd.	2,781	18

		157

HEALTH CARE 0.5%

Ansell Ltd.	584	15

Cochlear Ltd.	66	9

CSL Ltd.	479	95

	SHARES	MARKET VALUE (000S)

Ramsay Health Care Ltd.	205	$9

		128

INDUSTRIALS 0.4%

Aurizon Holdings Ltd.	5,588	19

Austal Ltd.	3,000	7

Brambles Ltd.	2,755	21

CIMIC Group Ltd.	355	6

Downer EDI Ltd.	2,371	7

Monadelphous Group Ltd.	824	6

Qantas Airways Ltd.	2,339	6

Sydney Airport	1,917	8

Transurban Group	2,885	28

		108

INFORMATION TECHNOLOGY 0.2%

Atlassian Corp. PLC ‘A’ (a)	134	24

Computershare Ltd.	822	8

SEEK Ltd.	743	11

		43

MATERIALS 1.5%

BHP Group Ltd.	1,507	38

BHP Group PLC	2,402	49

BlueScope Steel Ltd.	927	8

Boral Ltd.	2,746	7

CSR Ltd.	4,229	11

Evolution Mining Ltd.	9,341	37

Fortescue Metals Group Ltd.	7,732	75

IGO Ltd.	1,920	7

Incitec Pivot Ltd.	5,522	7

Newcrest Mining Ltd.	1,567	35

Northern Star Resources Ltd.	4,060	38

Orica Ltd.	1,496	17

Regis Resources Ltd.	3,112	11

Resolute Mining Ltd.	9,243	7

Sandfire Resources Ltd.	2,014	7

		354

REAL ESTATE 0.0%

Lend Lease Group	877	8

UTILITIES 0.1%

AGL Energy Ltd.	1,312	16

APA Group	905	7

		23

Total Australia		1,351

AUSTRIA 0.2%

ENERGY 0.1%

OMV AG	436	15

INDUSTRIALS 0.1%

Andritz AG (a)	306	11

Oesterreichische Post AG	184	6

		17

MATERIALS 0.0%

voestalpine AG	337	7

	SHARES	MARKET VALUE (000S)

Wienerberger AG	336	$8

		15

REAL ESTATE 0.0%

CA Immobilien Anlagen AG	196	6

Total Austria		53

BELGIUM 0.6%

COMMUNICATION SERVICES 0.1%

Proximus SADP	630	13

CONSUMER DISCRETIONARY 0.1%

D’ieteren S.A.	139	8

Telenet Group Holding NV	169	7

		15

CONSUMER STAPLES 0.1%

Anheuser-Busch InBev S.A. NV	194	9

Colruyt S.A.	232	13

		22

ENERGY 0.0%

Euronav NV	1,373	11

FINANCIALS 0.1%

Ageas S.A.	437	15

Gimv NV	121	7

		22

HEALTH CARE 0.1%

UCB S.A.	223	26

INFORMATION TECHNOLOGY 0.0%

Barco NV	49	9

MATERIALS 0.1%

Bekaert S.A.	330	7

Solvay S.A.	89	7

Umicore S.A.	152	7

		21

UTILITIES 0.0%

Elia System Operator S.A.	110	12

Total Belgium		151

CAMBODIA 0.0%

CONSUMER DISCRETIONARY 0.0%

NagaCorp Ltd.	6,000	7

Total Cambodia		7

CANADA 7.5%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	959	40

Cogeco Communications, Inc.	165	12

Corus Entertainment, Inc. ‘B’	2,509	5

Quebecor, Inc. ‘B’	408	9

Rogers Communications, Inc. ‘B’	575	23

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	33

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Shaw Communications, Inc. ‘B’	820	$13

TELUS Corp.	990	17

		119

CONSUMER DISCRETIONARY 0.9%

BRP, Inc.	252	11

Canadian Tire Corp. Ltd. ‘A’	313	27

Cogeco, Inc. (b)	111	6

Dollarama, Inc.	601	20

Gildan Activewear, Inc.	498	8

Great Canadian Gaming Corp. (a)	296	6

Lululemon Athletica, Inc. (a)	140	44

Magna International, Inc.	2,087	93

Martinrea International, Inc. (b)	1,101	8

		223

CONSUMER STAPLES 0.8%

Alimentation Couche-Tard, Inc. ‘B’	1,340	42

Empire Co. Ltd. ‘A’	1,004	24

George Weston Ltd.	377	28

Loblaw Cos. Ltd.	316	15

Maple Leaf Foods, Inc.	431	9

Metro, Inc.	921	38

North West Co., Inc.	418	9

Premium Brands Holdings Corp.	129	8

Saputo, Inc.	478	12

		185

ENERGY 0.5%

ARC Resources Ltd.	2,194	8

Cameco Corp.	718	7

Cenovus Energy, Inc.	3,381	16

Enbridge, Inc.	1,250	38

Frontera Energy Corp.	2,901	7

Gibson Energy, Inc.	505	8

Imperial Oil Ltd.	392	6

MEG Energy Corp. (a)	4,608	13

TC Energy Corp.	614	26

		129

FINANCIALS 1.0%

Bank of Montreal	314	17

Bank of Nova Scotia	654	27

Brookfield Asset Management, Inc. ‘A’	1,012	33

Canadian Imperial Bank of Commerce	469	31

CI Financial Corp.	1,342	17

Fairfax Financial Holdings Ltd.	23	7

Great-West Lifeco, Inc. (b)	507	9

Home Capital Group, Inc.	495	8

IGM Financial, Inc.	394	10

Intact Financial Corp.	232	22

National Bank of Canada	153	7

Onex Corp.	177	8

Power Corp. of Canada	1,072	19

Sun Life Financial, Inc.	300	11

TMX Group Ltd.	103	10

Toronto-Dominion Bank	157	7

		243

HEALTH CARE 0.0%

Chartwell Retirement Residences	877	6

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 1.2%

Aecon Group, Inc.	796	$9

Boyd Group Services, Inc.	54	8

Canadian National Railway Co.	931	82

Canadian Pacific Railway Ltd.	230	59

Finning International, Inc.	502	7

Ritchie Bros Auctioneers, Inc.	476	19

Russel Metals, Inc.	564	7

TFI International, Inc.	452	16

Thomson Reuters Corp.	957	65

Toromont Industries Ltd.	185	9

Transcontinental, Inc. ‘A’	708	8

Westshore Terminals Investment Corp.	579	7

		296

INFORMATION TECHNOLOGY 0.6%

Canadian Solar, Inc. (a)	384	7

Celestica, Inc. (a)	1,170	8

CGI, Inc. (a)	555	35

Constellation Software, Inc. (b)	37	42

Open Text Corp.	321	14

Shopify, Inc. ‘A’ (a)	42	40

		146

MATERIALS 1.3%

Agnico Eagle Mines Ltd. (b)	166	11

Alamos Gold, Inc.	1,486	14

B2Gold Corp.	3,879	22

Barrick Gold Corp.	1,469	39

Centerra Gold, Inc.	1,024	11

Chemtrade Logistics Income Fund	1,810	7

Eldorado Gold Corp. (a)	3,325	32

First Quantum Minerals Ltd.	983	8

Franco-Nevada Corp.	136	19

IAMGOLD Corp. (a)	1,972	8

Intertape Polymer Group, Inc.	872	8

Kinross Gold Corp. (a)	1,036	7

Kirkland Lake Gold Ltd.	183	8

Lundin Mining Corp.	1,430	8

Methanex Corp.	393	7

New Gold, Inc. (a)	5,870	8

Pan American Silver Corp.	726	22

SSR Mining, Inc. (a)	467	10

Stella-Jones, Inc.	288	7

Teck Resources Ltd. ‘B’	937	10

Wheaton Precious Metals Corp.	299	13

Winpak Ltd.	233	7

Yamana Gold, Inc.	4,989	27

		313

REAL ESTATE 0.1%

Colliers International Group, Inc.	120	7

FirstService Corp.	135	13

		20

UTILITIES 0.6%

Algonquin Power & Utilities Corp. (b)	507	7

Atco Ltd. ‘I’	489	15

Boralex, Inc. (b)	354	8

Canadian Utilities Ltd. ‘A’	301	7

Emera, Inc.	365	14

	SHARES	MARKET VALUE (000S)

Fortis, Inc.	692	$26

Hydro One Ltd.	747	14

Northland Power, Inc.	741	19

Superior Plus Corp.	1,012	8

TransAlta Corp.	1,363	8

TransAlta Renewables, Inc.	645	7

		133

Total Canada		1,813

DENMARK 2.0%

CONSUMER DISCRETIONARY 0.1%

Pandora A/S	296	16

CONSUMER STAPLES 0.2%

Carlsberg A/S ‘B’	209	28

Royal Unibrew A/S (a)	156	13

Scandinavian Tobacco Group A/S	494	7

		48

FINANCIALS 0.1%

Topdanmark A/S	196	8

Tryg A/S	345	10

		18

HEALTH CARE 0.9%

Coloplast A/S ‘B’	129	20

Demant A/S (a)	304	8

GN Store Nord A/S	182	10

H Lundbeck A/S	185	7

Novo Nordisk A/S ‘B’	2,713	177

		222

INDUSTRIALS 0.5%

AP Moller - Maersk A/S ‘B’	22	26

D/S Norden A/S	516	7

Dfds A/S (a)	247	8

DSV Panalpina A/S	251	31

ISS A/S (a)	511	8

Vestas Wind Systems A/S	426	43

		123

MATERIALS 0.1%

CHR Hansen Holding A/S	105	11

Novozymes A/S ‘B’	341	19

		30

UTILITIES 0.1%

Orsted A/S	293	34

Total Denmark		491

FINLAND 1.3%

COMMUNICATION SERVICES 0.1%

Elisa Oyj	490	30

CONSUMER STAPLES 0.1%

Kesko Oyj ‘B’	1,792	31

ENERGY 0.2%

Neste Oyj	1,208	47

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Nordea Bank Abp (a)	3,656	$25

Sampo Oyj ‘A’	539	19

		44

HEALTH CARE 0.1%

Orion Oyj ‘B’	372	18

INDUSTRIALS 0.3%

Finnair Oyj	7,962	7

Kone Oyj ‘B’	933	64

YIT OYJ	1,321	7

		78

INFORMATION TECHNOLOGY 0.0%

TietoEVRY Oyj (a)	279	8

MATERIALS 0.2%

Kemira Oyj	614	8

Outokumpu OYJ	2,709	8

Stora Enso Oyj ‘R’	1,374	16

UPM-Kymmene Oyj	808	23

		55

UTILITIES 0.1%

Fortum Oyj	671	13

Total Finland		324

FRANCE 6.1%

COMMUNICATION SERVICES 0.6%

Eutelsat Communications S.A.	933	9

Iliad S.A.	45	9

IPSOS	281	7

Lagardere S.C.A. (a)	791	11

Orange S.A.	3,797	45

Publicis Groupe S.A.	230	7

Television Francaise (a)	1,073	6

Ubisoft Entertainment SA (a)	89	7

Vivendi S.A.	1,732	45

		146

CONSUMER DISCRETIONARY 1.1%

Cie Generale des Etablissements Michelin S.C.A.	155	16

EssilorLuxottica S.A. (a)	237	30

Hermes International	44	37

Kering S.A.	13	7

LVMH Moet Hennessy Louis Vuitton SE	282	125

Peugeot S.A. (a)	1,487	24

Sodexo S.A.	286	19

Valeo S.A.	324	9

		267

CONSUMER STAPLES 0.8%

Carrefour S.A.	2,179	34

Casino Guichard Perrachon S.A.	500	18

Danone S.A.	520	36

L’Oreal S.A. (a)	229	74

Pernod Ricard S.A.	119	19

		181

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Total S.A.	799	$31

FINANCIALS 0.2%

Eurazeo S.A. (a)	159	8

Natixis S.A. (a)	2,476	7

SCOR SE	302	8

Societe Generale S.A. (a)	1,511	25

		48

HEALTH CARE 0.5%

BioMerieux	95	13

Korian S.A. (a)	214	8

Sanofi	934	96

Sartorius Stedim Biotech	45	11

		128

INDUSTRIALS 1.5%

Air France-KLM (a)	1,045	5

Airbus SE (a)	212	15

Alstom S.A.	424	20

Bouygues S.A. (a)	768	26

Bureau Veritas S.A. (a)	472	10

Cie de Saint-Gobain (a)	543	20

Eiffage S.A. (a)	111	10

Elis S.A. (a)	678	8

Getlink SE (a)	656	9

Legrand S.A.	252	19

Nexans S.A. (a)	231	11

Rexel S.A.	1,570	18

Safran S.A. (a)	66	7

Schneider Electric SE	474	53

Societe BIC S.A.	130	7

Teleperformance	61	15

Thales S.A.	104	8

Vinci S.A.	1,160	108

		369

INFORMATION TECHNOLOGY 0.3%

Alten S.A.	81	7

Atos SE (a)	105	9

Dassault Systemes SE	114	20

Ingenico Group S.A. (a)	79	13

Quadient SAS	500	7

Worldline S.A. (a)	175	15

		71

MATERIALS 0.3%

Air Liquide S.A.	383	55

Arkema S.A.	75	7

Vicat S.A.	245	8

		70

REAL ESTATE 0.1%

Nexity S.A.	207	7

UTILITIES 0.6%

Electricite de France S.A.	2,781	26

Engie S.A. (a)	4,966	61

Suez S.A.	561	7

	SHARES	MARKET VALUE (000S)

Veolia Environnement S.A.	2,465	$56

		150

Total France		1,468

GERMANY 5.3%

COMMUNICATION SERVICES 0.2%

Freenet AG	650	10

ProSiebenSat.1 Media SE (a)	627	8

Scout24 AG	237	18

Telefonica Deutschland Holding AG	2,326	7

		43

CONSUMER DISCRETIONARY 0.8%

adidas AG (a)	240	63

Bayerische Motoren Werke AG	500	32

Continental AG (a)	133	13

CTS Eventim AG & Co. KGaA (a)	133	6

Daimler AG	857	35

ElringKlinger AG	1,226	7

Fielmann AG	121	8

Hella GmbH & Co. KGaA	188	8

Puma SE (a)	178	14

TUI AG	1,964	9

Zalando SE (a)	169	12

		207

CONSUMER STAPLES 0.1%

Beiersdorf AG	162	18

Metro AG	1,052	10

Suedzucker AG	489	8

		36

FINANCIALS 1.2%

Aareal Bank AG (a)	586	11

Commerzbank AG (a)	3,349	15

Deutsche Bank AG	4,057	39

Deutsche Boerse AG	337	61

Deutsche Pfandbriefbank AG (a)	1,849	14

Hannover Rueck SE	146	25

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	413	108

Talanx AG (a)	227	8

		281

HEALTH CARE 0.6%

Bayer AG	890	66

Carl Zeiss Meditec AG (a)	113	11

Fresenius Medical Care AG & Co. KGaA	504	43

Fresenius SE & Co. KGaA	191	10

Merck KGaA	164	19

Siemens Healthineers AG	147	7

		156

INDUSTRIALS 0.4%

Brenntag AG	181	10

Deutsche Lufthansa AG	1,900	19

Deutz AG (a)	1,308	6

Duerr AG	240	6

GEA Group AG	254	8

Hochtief AG	101	9

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	35

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

KION Group AG	118	$7

Kloeckner & Co. SE	1,359	8

Nordex SE (a)	674	7

OSRAM Licht AG	207	10

Rational AG	13	7

		97

INFORMATION TECHNOLOGY 0.4%

Infineon Technologies AG	1,301	30

SAP SE	427	60

		90

MATERIALS 0.4%

Aurubis AG	199	12

BASF SE	1,092	61

Lanxess AG	122	7

Symrise AG	125	15

		95

REAL ESTATE 0.4%

Deutsche Wohnen SE	396	18

LEG Immobilien AG	110	14

TAG Immobilien AG	387	9

Vonovia SE	870	53

		94

UTILITIES 0.8%

E.ON SE	5,797	65

RWE AG	2,505	88

Uniper SE	1,060	34

		187

Total Germany		1,286

HONG KONG 1.9%

COMMUNICATION SERVICES 0.1%

HKBN Ltd.	3,500	6

HKT Trust & HKT Ltd.	11,000	16

PCCW Ltd.	17,000	10

		32

CONSUMER DISCRETIONARY 0.3%

Bosideng International Holdings Ltd.	34,000	11

Cafe de Coral Holdings Ltd.	4,000	8

Chow Tai Fook Jewellery Group Ltd.	6,000	6

Galaxy Entertainment Group Ltd.	1,000	7

Luk Fook Holdings International Ltd.	2,000	4

Man Wah Holdings Ltd.	7,600	7

Melco Resorts & Entertainment Ltd. ADR	518	8

SJM Holdings Ltd.	6,000	7

Skyworth Group Ltd.	24,000	7

Yue Yuen Industrial Holdings Ltd.	4,500	7

		72

CONSUMER STAPLES 0.2%

Dairy Farm International Holdings Ltd.	1,300	6

Vinda International Holdings Ltd.	2,000	7

Vitasoy International Holdings Ltd.	2,000	8

WH Group Ltd.	34,000	29

		50

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.2%

Hong Kong Exchanges and Clearing Ltd.	800	$34

HEALTH CARE 0.0%

Sino Biopharmaceutical Ltd.	4,500	8

INDUSTRIALS 0.3%

Cathay Pacific Airways Ltd.	6,000	6

CK Hutchison Holdings Ltd.	2,500	16

Hutchison Port Holdings Trust	70,200	7

Jardine Matheson Holdings Ltd.	500	21

Jardine Strategic Holdings Ltd.	400	9

MTR Corp. Ltd.	2,000	10

Techtronic Industries Co. Ltd.	1,000	10

		79

INFORMATION TECHNOLOGY 0.1%

Kingboard Holdings Ltd.	3,000	8

Kingboard Laminates Holdings Ltd.	5,000	5

VTech Holdings Ltd.	800	5

		18

REAL ESTATE 0.4%

Gemdale Properties & Investment Corp. Ltd.	34,000	6

Hang Lung Group Ltd.	3,000	7

Hongkong Land Holdings Ltd.	2,900	12

Hysan Development Co. Ltd.	1,000	3

Kerry Properties Ltd.	2,500	7

New World Development Co. Ltd.	3,250	15

Shimao Property Holdings Ltd.	3,500	15

Swire Pacific Ltd. ‘A’	2,000	11

Wharf Holdings Ltd.	3,000	6

Wheelock & Co. Ltd. «	2,000	17

		99

UTILITIES 0.3%

China Gas Holdings Ltd.	1,600	5

CLP Holdings Ltd.	4,000	39

Hong Kong & China Gas Co. Ltd.	11,450	18

Power Assets Holdings Ltd.	2,000	11

		73

Total Hong Kong		465

IRELAND 1.7%

CONSUMER DISCRETIONARY 0.2%

Aptiv PLC	179	14

Flutter Entertainment PLC (a)	301	40

		54

CONSUMER STAPLES 0.2%

Glanbia PLC	768	9

Kerry Group PLC ‘A’	296	37

		46

HEALTH CARE 0.5%

ICON PLC (a)	77	13

Jazz Pharmaceuticals PLC (a)	69	8

Medtronic PLC	900	82

	SHARES	MARKET VALUE (000S)

Perrigo Co. PLC	139	$8

UDG Healthcare PLC	847	7

		118

INDUSTRIALS 0.4%

Allegion PLC	118	12

DCC PLC	222	18

Experian PLC	1,513	53

Grafton Group PLC	960	8

Kingspan Group PLC	183	12

		103

MATERIALS 0.4%

CRH PLC	720	25

James Hardie Industries PLC ADR	1,475	28

Smurfit Kappa Group PLC	798	27

		80

Total Ireland		401

ISRAEL 0.7%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	10,489	10

CONSUMER STAPLES 0.0%

Shufersal Ltd.	1,124	7

ENERGY 0.1%

Oil Refineries Ltd.	35,100	7

Paz Oil Co. Ltd.	78	6

		13

FINANCIALS 0.2%

Bank Hapoalim BM	2,248	13

Bank Leumi Le-Israel BM	2,020	10

Israel Discount Bank Ltd. ‘A’	2,642	8

Mizrahi Tefahot Bank Ltd.	383	7

Plus500 Ltd.	646	11

		49

HEALTH CARE 0.1%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	1,291	16

INDUSTRIALS 0.1%

Elbit Systems Ltd.	48	7

Shikun & Binui Ltd.	1,921	7

		14

INFORMATION TECHNOLOGY 0.2%

Check Point Software Technologies Ltd. (a)	129	14

Nice Ltd. (a)	106	20

SolarEdge Technologies, Inc. (a)	162	22

		56

MATERIALS 0.0%

ICL Group Ltd.	2,428	7

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

Alony Hetz Properties & Investments Ltd.	585	$6

Total Israel		178

ITALY 2.2%

COMMUNICATION SERVICES 0.1%

Infrastrutture Wireless Italiane SpA	866	9

Telecom Italia SpA	57,685	23

		32

CONSUMER DISCRETIONARY 0.2%

De’ Longhi SpA (a)	272	7

Ferrari NV	185	32

Moncler SpA (a)	188	7

OVS SpA (a)	6,766	8

		54

CONSUMER STAPLES 0.0%

MARR SpA (a)	473	7

ENERGY 0.3%

Eni SpA	5,686	54

Saipem SpA	3,915	10

		64

FINANCIALS 0.5%

Anima Holding SpA	1,871	8

Azimut Holding SpA	476	8

Banca Generali SpA	255	8

Banca IFIS SpA (a)	761	7

Banca Popolare di Sondrio SCPA	3,168	6

Banco BPM SpA (a)	4,558	7

BPER Banca (a)	5,427	14

Intesa Sanpaolo SpA (a)	14,208	27

Societa Cattolica di Assicurazioni S.C.	1,101	6

UniCredit SpA (a)	993	9

Unione di Banche Italiane SpA (a)	5,092	17

Unipol Gruppo Finanziario SpA (a)	2,014	8

		125

HEALTH CARE 0.2%

Amplifon SpA (a)	294	8

DiaSorin SpA	88	17

Recordati SpA	210	10

		35

INDUSTRIALS 0.1%

ASTM SpA	367	8

Atlantia SpA	446	7

Enav SpA	1,484	7

Prysmian SpA	457	11

		33

UTILITIES 0.8%

Enel SpA	13,266	115

ERG SpA	440	10

Hera SpA	2,733	10

Iren SpA	3,390	8

Snam SpA	4,371	21

	SHARES	MARKET VALUE (000S)

Terna Rete Elettrica Nazionale SpA	3,605	$25

		189

Total Italy		539

JAPAN 25.6%

COMMUNICATION SERVICES 2.6%

Avex, Inc.	300	2

Capcom Co. Ltd.	300	11

CyberAgent, Inc.	300	15

Daiichikosho Co. Ltd.	200	6

Fuji Media Holdings, Inc.	600	6

Kadokawa Corp.	300	6

Kakaku.com, Inc.	200	5

KDDI Corp.	5,800	173

Nintendo Co. Ltd.	100	44

Nippon Telegraph & Telephone Corp.	5,200	121

NTT DOCOMO, Inc.	5,000	133

Shochiku Co. Ltd.	100	14

Softbank Corp.	4,300	55

Square Enix Holdings Co. Ltd.	200	10

Yahoo Japan Corp.	7,300	36

		637

CONSUMER DISCRETIONARY 4.9%

ABC-Mart, Inc.	200	12

Adastria Co. Ltd.	400	6

Aisin Seiki Co. Ltd.	600	18

Arata Corp.	100	4

ASKUL Corp.	300	10

Autobacs Seven Co. Ltd.	300	4

Bandai Namco Holdings, Inc.	400	21

Benesse Holdings, Inc.	200	5

Bridgestone Corp.	2,200	71

Casio Computer Co. Ltd.	900	16

DCM Holdings Co. Ltd.	600	7

Denso Corp.	500	20

EDION Corp.	400	4

FCC Co. Ltd.	300	5

Geo Holdings Corp.	300	4

H2O Retailing Corp.	300	2

Haseko Corp.	400	5

Honda Motor Co. Ltd.	1,200	31

Iida Group Holdings Co. Ltd.	300	5

Isetan Mitsukoshi Holdings Ltd.	400	2

Isuzu Motors Ltd.	1,800	16

JVC Kenwood Corp.	4,500	7

K’s Holdings Corp.	1,000	14

Keihin Corp.	200	5

Kohnan Shoji Co. Ltd.	300	9

Koito Manufacturing Co. Ltd.	200	8

Komeri Co. Ltd.	300	8

Kura Sushi, Inc.	100	5

Mazda Motor Corp.	1,600	10

McDonald’s Holdings Co. Japan Ltd.	200	11

Musashi Seimitsu Industry Co. Ltd.	200	2

NHK Spring Co. Ltd.	500	3

Nikon Corp.	400	3

Nishimatsuya Chain Co. Ltd.	600	6

Nissan Motor Co. Ltd.	7,300	27

Nissin Kogyo Co. Ltd.	300	6

Nitori Holdings Co. Ltd.	200	39

NOK Corp.	600	7

Ohsho Food Service Corp.	100	6

	SHARES	MARKET VALUE (000S)

Oriental Land Co. Ltd.	300	$40

Paltac Corp.	100	5

Pan Pacific International Holdings Corp.	300	7

Panasonic Corp.	8,200	72

Plenus Co. Ltd.	400	7

Rinnai Corp.	100	8

Royal Holdings Co. Ltd.	300	5

Saizeriya Co. Ltd.	300	6

Sankyo Co. Ltd.	200	5

Sanrio Co. Ltd.	300	5

Sega Sammy Holdings, Inc.	300	4

Sekisui Chemical Co. Ltd.	1,300	19

Sekisui House Ltd.	1,300	25

Seria Co. Ltd.	200	7

Shimachu Co. Ltd.	200	5

Shimamura Co. Ltd.	100	7

Shimano, Inc.	100	19

Showa Corp.	600	12

Skylark Co. Ltd.	300	5

Sony Corp.	1,500	103

Stanley Electric Co. Ltd.	100	2

Subaru Corp.	1,000	21

Sumitomo Electric Industries Ltd.	1,200	14

Sumitomo Forestry Co. Ltd.	300	4

Sumitomo Rubber Industries Ltd.	1,100	11

Sushiro Global Holdings Ltd.	800	18

Suzuki Motor Corp.	1,000	34

Takashimaya Co. Ltd.	500	4

Tokai Rika Co. Ltd.	300	4

Tomy Co. Ltd.	300	2

Toyoda Gosei Co. Ltd.	200	4

Toyota Boshoku Corp.	200	3

Toyota Motor Corp.	2,600	163

TS Tech Co. Ltd.	300	8

USS Co. Ltd.	500	8

Workman Co. Ltd.	100	9

Yamada Denki Co. Ltd.	3,700	18

Yamaha Corp.	300	14

Yellow Hat Ltd.	400	5

Yondoshi Holdings, Inc.	300	5

Yoshinoya Holdings Co. Ltd.	300	6

Zensho Holdings Co. Ltd.	300	6

Zojirushi Corp.	400	5

		1,178

CONSUMER STAPLES 2.7%

Aeon Co. Ltd.	1,600	37

Ain Holdings, Inc.	100	7

Ajinomoto Co., Inc.	2,400	40

Ariake Japan Co. Ltd.	100	6

Asahi Group Holdings Ltd.	500	18

Earth Corp.	100	8

Fuji Oil Holdings, Inc.	200	5

Heiwado Co. Ltd.	400	7

J-Oil Mills, Inc.	200	7

Japan Tobacco, Inc.	4,100	76

Kagome Co. Ltd.	300	9

Kao Corp.	800	63

Kewpie Corp.	300	6

Kikkoman Corp.	200	10

Kirin Holdings Co. Ltd.	2,400	51

Kobayashi Pharmaceutical Co. Ltd.	100	9

Lion Corp.	300	7

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	37

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Mandom Corp.	100	$2

Matsumotokiyoshi Holdings Co. Ltd.	200	7

MEIJI Holdings Co. Ltd.	200	16

Mitsui Sugar Co. Ltd.	300	5

Morinaga & Co. Ltd.	200	8

Morinaga Milk Industry Co. Ltd.	300	13

NH Foods Ltd.	500	20

Nichirei Corp.	300	9

Nisshin Oillio Group Ltd.	200	6

Nisshin Seifun Group, Inc.	400	6

Nissin Foods Holdings Co. Ltd.	200	18

Noevir Holdings Co. Ltd.	100	4

Pigeon Corp.	200	8

Prima Meat Packers Ltd.	200	5

S Foods, Inc.	100	2

Sakata Seed Corp.	200	6

Seven & i Holdings Co. Ltd.	1,300	42

Sugi Holdings Co. Ltd.	200	14

Sundrug Co. Ltd.	300	10

Suntory Beverage & Food Ltd.	300	12

Toyo Suisan Kaisha Ltd.	300	17

Tsuruha Holdings, Inc.	100	14

Unicharm Corp.	400	16

Welcia Holdings Co. Ltd.	200	16

Yamazaki Baking Co. Ltd.	400	7

		649

ENERGY 0.2%

Idemitsu Kosan Co. Ltd.	212	5

Inpex Corp.	1,900	12

Iwatani Corp.	300	10

JXTG Holdings, Inc.	7,300	26

		53

FINANCIALS 0.4%

Aozora Bank Ltd.	200	3

Daiwa Securities Group, Inc.	3,300	14

Jafco Co. Ltd.	200	7

Japan Exchange Group, Inc.	300	7

Japan Post Bank Co. Ltd.	600	4

Japan Post Holdings Co. Ltd.	4,300	31

Nomura Holdings, Inc.	3,100	14

North Pacific Bank Ltd.	2,000	4

Okasan Securities Group, Inc.	1,100	3

Suruga Bank Ltd.	800	3

Zenkoku Hosho Co. Ltd.	200	8

		98

HEALTH CARE 3.7%

Astellas Pharma, Inc.	6,600	110

Chugai Pharmaceutical Co. Ltd.	1,800	96

Daiichi Sankyo Co. Ltd.	800	65

Eisai Co. Ltd.	600	48

Hisamitsu Pharmaceutical Co., Inc.	100	5

Hogy Medical Co. Ltd.	200	6

Hoya Corp.	1,000	96

Kaken Pharmaceutical Co. Ltd.	100	5

Kyowa Kirin Co. Ltd.	100	3

M3, Inc.	800	34

Medipal Holdings Corp.	300	6

Miraca Holdings, Inc.	400	10

NichiiGakkan Co. Ltd.	400	6

Nippon Shinyaku Co. Ltd.	100	8

	SHARES	MARKET VALUE (000S)

Olympus Corp.	3,400	$66

Ono Pharmaceutical Co. Ltd.	300	9

Otsuka Holdings Co. Ltd.	900	39

Paramount Bed Holdings Co. Ltd.	200	8

Rohto Pharmaceutical Co. Ltd.	200	6

Santen Pharmaceutical Co. Ltd.	800	15

Sawai Pharmaceutical Co. Ltd.	200	10

Shionogi & Co. Ltd.	400	25

Suzuken Co. Ltd.	300	11

Sysmex Corp.	300	23

Taisho Pharmaceutical Holdings Co. Ltd.	100	6

Takeda Pharmaceutical Co. Ltd.	2,841	102

Terumo Corp.	1,800	69

Toho Holdings Co. Ltd.	300	6

Tsumura & Co.	200	5

		898

INDUSTRIALS 4.5%

Amada Co. Ltd.	500	4

ANA Holdings, Inc. (a)	500	11

Asahi Glass Co. Ltd.	200	6

Central Glass Co. Ltd.	200	3

COMSYS Holdings Corp.	200	6

Dai Nippon Printing Co. Ltd.	500	11

Daifuku Co. Ltd.	200	18

Daikin Industries Ltd.	700	113

DMG Mori Co. Ltd.	300	4

East Japan Railway Co.	200	14

FANUC Corp.	300	54

Fuji Electric Co. Ltd.	100	3

Fujikura Ltd.	1,300	4

Fujitec Co. Ltd.	400	7

Hankyu Hanshin Holdings, Inc.	300	10

Hanwa Co. Ltd.	200	4

Hazama Ando Corp.	500	3

Hino Motors Ltd.	1,400	9

Hitachi Zosen Corp.	1,600	6

Hoshizaki Corp.	100	9

ITOCHU Corp.	1,700	37

Japan Airlines Co. Ltd.	1,600	29

JTEKT Corp.	900	7

Kajima Corp.	400	5

Kanematsu Corp.	500	6

Kawasaki Heavy Industries Ltd.	400	6

Keihan Holdings Co. Ltd.	200	9

Keikyu Corp.	300	5

Keio Corp.	200	11

Kinden Corp.	400	7

Kintetsu Group Holdings Co. Ltd.	300	13

Kumagai Gumi Co. Ltd.	100	2

Kurita Water Industries Ltd.	200	6

Kyowa Exeo Corp.	200	5

Kyushu Railway Co.	200	5

LIXIL Group Corp.	500	7

Maeda Road Construction Co. Ltd.	200	4

Makita Corp.	700	25

Marubeni Corp.	1,600	7

Meitec Corp.	300	15

Minebea Mitsumi, Inc.	700	13

Mirait Holdings Corp.	400	6

Mitsubishi Electric Corp.	2,400	31

Mitsubishi Heavy Industries Ltd.	300	7

Mitsui & Co. Ltd.	2,300	34

	SHARES	MARKET VALUE (000S)

Mitsui OSK Lines Ltd.	300	$5

Miura Co. Ltd.	200	8

Nagase & Co. Ltd.	300	4

Nagoya Railroad Co. Ltd.	200	6

Nankai Electric Railway Co. Ltd.	400	9

NGK Insulators Ltd.	300	4

Nippo Corp.	200	5

Nippon Sheet Glass Co. Ltd. (a)	2,000	7

Nippon Yusen KK	300	4

NSK Ltd.	1,300	10

NTN Corp.	1,400	3

Obayashi Corp.	3,000	28

OSG Corp.	300	5

Park24 Co. Ltd.	400	7

Penta-Ocean Construction Co. Ltd.	700	4

Recruit Holdings Co. Ltd.	2,100	72

Sakai Moving Service Co. Ltd.	100	5

Sanwa Holdings Corp.	300	3

Sanyo Denki Co. Ltd.	100	5

Secom Co. Ltd.	200	18

Seibu Holdings, Inc.	300	3

Seino Holdings Co. Ltd.	400	5

Shibaura Machine Co. Ltd.	200	4

Shimizu Corp.	900	7

Shinmaywa Industries Ltd.	400	4

SHO-BOND Holdings Co. Ltd.	200	9

SMC Corp.	100	51

Sohgo Security Services Co. Ltd.	300	14

Sojitz Corp.	1,600	3

Sotetsu Holdings, Inc.	200	5

Sumitomo Mitsui Construction Co. Ltd.	620	3

Taikisha Ltd.	200	6

Taisei Corp.	800	29

Takeuchi Manufacturing Co. Ltd.	400	7

Tobu Railway Co. Ltd.	400	13

TOKAI Holdings Corp.	500	5

Tokyu Corp.	800	11

Toppan Printing Co. Ltd.	900	15

Toshiba Corp.	500	16

TOTO Ltd.	300	12

Toyota Tsusho Corp.	800	20

West Japan Railway Co.	300	17

Yamato Holdings Co. Ltd.	300	6

Yuasa Trading Co. Ltd.	200	5

		1,083

INFORMATION TECHNOLOGY 4.3%

Advantest Corp.	500	29

Amano Corp.	300	6

Azbil Corp.	300	9

Brother Industries Ltd.	400	7

Canon Marketing Japan, Inc.	300	6

Canon, Inc.	1,600	32

Daiwabo Holdings Co. Ltd.	300	20

DTS Corp.	300	6

Fujitsu Ltd.	400	47

Hitachi Ltd.	3,600	114

Horiba Ltd.	100	5

Hosiden Corp.	300	3

Ibiden Co. Ltd.	400	12

Itochu Techno-Solutions Corp.	300	11

Keyence Corp.	300	126

Macnica Fuji Electronics Holdings, Inc.	300	4

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Maxell Holdings Ltd.	500	$5

Murata Manufacturing Co. Ltd.	1,300	77

NEC Corp.	1,400	67

NET One Systems Co. Ltd.	500	17

Nexon Co. Ltd.	600	13

Nihon Unisys Ltd.	500	16

Nomura Research Institute Ltd.	1,000	27

NSD Co. Ltd.	400	7

Obic Co. Ltd.	100	18

Oki Electric Industry Co. Ltd.	300	3

Omron Corp.	900	60

Oracle Corp. Japan	100	12

Otsuka Corp.	300	16

Renesas Electronics Corp. (a)	400	2

Ricoh Co. Ltd.	1,400	10

Rohm Co. Ltd.	100	7

Ryoyo Electro Corp.	200	5

SCREEN Holdings Co. Ltd.	200	9

SCSK Corp.	200	10

Seiko Epson Corp.	600	7

Shinko Electric Industries Co. Ltd.	600	8

SUMCO Corp.	400	6

Taiyo Yuden Co. Ltd.	200	6

TDK Corp.	200	20

TIS, Inc.	900	19

Toho Co. Ltd.	300	11

Tokyo Electron Ltd.	400	99

Tokyo Seimitsu Co. Ltd.	200	6

Toshiba TEC Corp.	200	8

Trend Micro, Inc.	200	11

Ulvac, Inc.	200	6

Yaskawa Electric Corp.	600	21

		1,046

MATERIALS 1.5%

Asahi Holdings, Inc.	200	5

Daicel Corp.	800	6

Daido Steel Co. Ltd.	100	3

DIC Corp.	200	5

Dowa Holdings Co. Ltd.	200	6

FP Corp.	100	8

Hitachi Metals Ltd.	1,000	12

JFE Holdings, Inc.	1,500	11

JSR Corp.	300	6

Kansai Paint Co. Ltd.	300	6

Kobe Steel Ltd.	2,000	7

Mitsubishi Chemical Holdings Corp.	800	5

Mitsubishi Materials Corp.	200	4

Mitsui Chemicals, Inc.	600	13

Nippon Paint Holdings Co. Ltd.	500	37

Nippon Paper Industries Co. Ltd. ‘L’	600	8

Nippon Steel Corp.	1,600	15

Nissan Chemical Corp.	200	10

Nitto Denko Corp.	500	28

Oji Holdings Corp.	2,700	13

Osaka Soda Co. Ltd.	200	4

Rengo Co. Ltd.	700	6

Shin-Etsu Chemical Co. Ltd.	500	59

Sumitomo Chemical Co. Ltd.	4,000	12

Sumitomo Osaka Cement Co. Ltd.	300	11

Tokuyama Corp.	300	7

Tokyo Ohka Kogyo Co. Ltd.	300	15

Tokyo Steel Manufacturing Co. Ltd.	700	4

Topy Industries Ltd.	600	7

	SHARES	MARKET VALUE (000S)

Toray Industries, Inc.	2,000	$10

Tosoh Corp.	500	7

Toyo Seikan Group Holdings Ltd.	300	3

UACJ Corp.	400	7

Ube Industries Ltd.	300	5

		365

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	200	18

Hulic Co. Ltd.	500	5

		23

UTILITIES 0.7%

Chubu Electric Power Co., Inc.	1,900	24

Chugoku Electric Power Co., Inc.	1,100	15

Electric Power Development Co. Ltd. ‘C’	700	13

Hokuriku Electric Power Co.	900	6

Kansai Electric Power Co., Inc.	500	5

Kyushu Electric Power Co., Inc.	500	4

Osaka Gas Co. Ltd.	1,400	28

Shizuoka Gas Co. Ltd.	600	5

Toho Gas Co. Ltd.	300	15

Tohoku Electric Power Co., Inc.	800	7

Tokyo Electric Power Co. Holdings, Inc. (a)	4,500	14

Tokyo Gas Co. Ltd.	1,300	31

		167

Total Japan		6,197

JORDAN 0.0%

HEALTH CARE 0.0%

Hikma Pharmaceuticals PLC	309	9

Total Jordan		9

LUXEMBOURG 0.3%

COMMUNICATION SERVICES 0.0%

SES S.A.	1,022	7

HEALTH CARE 0.1%

Eurofins Scientific SE (a)	15	10

MATERIALS 0.1%

APERAM S.A.	255	7

ArcelorMittal S.A. (a)	2,481	26

		33

REAL ESTATE 0.1%

Aroundtown S.A. (a)	1,441	8

Grand City Properties S.A.	336	8

		16

Total Luxembourg		66

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd.	2,800	11

Wynn Macau Ltd.	2,800	5

		16

Total Macau		16

	SHARES	MARKET VALUE (000S)
MONACO 0.0%

MATERIALS 0.0%

Endeavour Mining Corp. (a)	310	$8

Total Monaco		8

NETHERLANDS 3.7%

COMMUNICATION SERVICES 0.2%

Koninklijke KPN NV	10,305	28

VEON Ltd. ADR	5,158	9

		37

CONSUMER DISCRETIONARY 0.0%

GrandVision NV (a)	273	8

CONSUMER STAPLES 0.7%

Heineken Holding NV	302	25

Heineken NV	207	19

Koninklijke Ahold Delhaize NV	4,580	125

		169

ENERGY 0.2%

Koninklijke Vopak NV	268	14

Royal Dutch Shell PLC ‘A’	2,320	37

		51

FINANCIALS 0.4%

Aegon NV	5,639	17

ASR Nederland NV	237	7

Euronext NV	151	15

ING Groep NV	5,321	37

NN Group NV	617	21

		97

HEALTH CARE 0.1%

Koninklijke Philips NV (a)	621	29

INDUSTRIALS 0.5%

Arcadis NV (a)	407	7

Boskalis Westminster (a)	330	7

Koninklijke BAM Groep NV (a)	2,821	5

PostNL NV	3,649	8

Signify NV (a)	998	26

TKH Group NV	189	7

Wolters Kluwer NV	646	50

		110

INFORMATION TECHNOLOGY 1.1%

ASM International NV	149	23

ASML Holding NV	535	196

BE Semiconductor Industries NV	215	9

NXP Semiconductors NV	385	44

		272

MATERIALS 0.5%

Akzo Nobel NV	514	46

Corbion NV	219	8

Koninklijke DSM NV	428	59

		113

Total Netherlands		886

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	39

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)
NEW ZEALAND 0.4%

COMMUNICATION SERVICES 0.1%

Chorus Ltd.	1,638	$8

Spark New Zealand Ltd.	4,369	13

		21

HEALTH CARE 0.1%

Fisher & Paykel Healthcare Corp. Ltd. ‘C’	1,182	27

INDUSTRIALS 0.0%

Air New Zealand Ltd.	8,578	7

MATERIALS 0.1%

Fletcher Building Ltd.	3,473	8

UTILITIES 0.1%

Contact Energy Ltd.	1,688	7

Genesis Energy Ltd.	4,190	8

Meridian Energy Ltd.	2,678	9

		24

Total New Zealand		87

NORWAY 0.9%

COMMUNICATION SERVICES 0.1%

Telenor ASA	2,374	35

CONSUMER STAPLES 0.3%

Austevoll Seafood ASA	786	7

Leroy Seafood Group ASA	1,257	8

Mowi ASA	1,096	21

Orkla ASA	2,084	18

Salmar ASA (a)	167	8

		62

ENERGY 0.2%

BW Offshore Ltd.	2,028	7

Equinor ASA	2,131	31

Frontline Ltd.	732	5

SFL Corp. Ltd.	577	5

		48

FINANCIALS 0.1%

Gjensidige Forsikring ASA (a)	641	12

SpareBank 1 SR-Bank ASA (a)	859	6

		18

INDUSTRIALS 0.1%

Tomra Systems ASA	358	13

MATERIALS 0.1%

Yara International ASA	778	27

REAL ESTATE 0.0%

Entra ASA	559	7

Total Norway		210

	SHARES	MARKET VALUE (000S)
PORTUGAL 0.5%

CONSUMER STAPLES 0.1%

Jeronimo Martins SGPS S.A.	1,276	$22

Sonae SGPS S.A.	9,514	7

		29

MATERIALS 0.0%

Semapa-Sociedade de Investimento e Gestao	790	7

UTILITIES 0.4%

EDP - Energias de Portugal S.A.	16,741	80

REN - Redes Energeticas Nacionais SGPS S.A.	2,582	7

		87

Total Portugal		123

SINGAPORE 0.8%

COMMUNICATION SERVICES 0.2%

NetLink NBN Trust	9,400	7

Singapore Press Holdings Ltd.	8,700	8

Singapore Telecommunications Ltd.	20,500	36

		51

CONSUMER STAPLES 0.1%

Golden Agri-Resources Ltd.	44,700	5

Wilmar International Ltd.	7,400	22

		27

ENERGY 0.0%

BW LPG Ltd.	1,788	5

FINANCIALS 0.1%

Oversea-Chinese Banking Corp. Ltd.	1,300	9

Singapore Exchange Ltd.	1,200	7

United Overseas Bank Ltd.	900	13

		29

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	8,100	9

Keppel Corp. Ltd.	4,200	18

SATS Ltd.	2,000	4

Sembcorp Industries Ltd.	4,400	6

Singapore Airlines Ltd.	4,500	12

Singapore Post Ltd.	10,400	6

Singapore Technologies Engineering Ltd.	4,800	11

		66

INFORMATION TECHNOLOGY 0.1%

Venture Corp. Ltd.	800	9

REAL ESTATE 0.0%

UOL Group Ltd.	1,400	7

Total Singapore		194

SOUTH AFRICA 0.0%

HEALTH CARE 0.0%

Mediclinic International PLC	1,995	7

Total South Africa		7

	SHARES	MARKET VALUE (000S)
SPAIN 2.8%

COMMUNICATION SERVICES 0.3%

Telefonica S.A.	16,577	$79

CONSUMER DISCRETIONARY 0.2%

Industria de Diseno Textil S.A.	1,944	52

CONSUMER STAPLES 0.1%

Ebro Foods S.A.	383	8

Viscofan S.A.	188	12

		20

ENERGY 0.2%

Repsol S.A.	4,405	39

FINANCIALS 0.2%

Banco de Sabadell S.A.	21,010	7

Banco Santander S.A.	14,307	35

Mapfre S.A.	4,250	8

		50

HEALTH CARE 0.1%

Grifols S.A.	708	21

INDUSTRIALS 0.3%

ACS Actividades de Construccion Y Servicios S.A.	579	15

Aena SME S.A. (a)	121	16

Cia de Distribucion Integral Logista Holdings S.A.	410	8

Ferrovial S.A.	1,295	34

Sacyr S.A.	3,441	7

		80

INFORMATION TECHNOLOGY 0.1%

Amadeus IT Group S.A.	413	22

MATERIALS 0.0%

Acerinox S.A.	883	7

UTILITIES 1.3%

Acciona S.A.	64	7

Endesa S.A.	3,141	78

Iberdrola S.A.	14,304	167

Naturgy Energy Group S.A.	2,473	46

Red Electrica Corp. S.A.	1,187	22

		320

Total Spain		690

SWEDEN 3.5%

COMMUNICATION SERVICES 0.6%

Spotify Technology S.A. (a)	127	33

Tele2 AB ‘B’	4,506	60

Telia Co. AB	14,993	56

		149

CONSUMER DISCRETIONARY 0.5%

Autoliv, Inc.	276	18

Bilia AB ‘A’ (a)	844	7

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Electrolux AB ‘B’	1,278	$21

Hennes & Mauritz AB ‘B’	4,042	59

JM AB	677	15

Nobia AB (a)	1,501	7

		127

CONSUMER STAPLES 0.4%

AAK AB (a)	448	8

Axfood AB	622	14

Essity AB ‘B’ (a)	792	26

ICA Gruppen AB	178	8

Swedish Match AB	602	42

		98

FINANCIALS 0.2%

Ratos AB ‘B’ (a)	2,707	7

Skandinaviska Enskilda Banken AB ‘A’ (a)	942	8

Svenska Handelsbanken AB ‘A’ (a)	3,045	29

Swedbank AB ‘A’ (a)	1,046	14

		58

HEALTH CARE 0.1%

Getinge AB ‘B’	518	10

INDUSTRIALS 1.4%

Assa Abloy AB ‘B’	1,155	24

Atlas Copco AB ‘A’	1,992	85

Epiroc AB	2,534	32

Indutrade AB (a)	236	9

Intrum AB	403	7

Lifco AB ‘B’	138	9

NCC AB ‘B’	821	13

Nibe Industrier AB ‘B’ (a)	492	11

Peab AB (a)	841	7

S.A.S. AB (a)	5,421	5

Sandvik AB (a)	2,293	43

Skanska AB ‘B’ (a)	390	8

SKF AB ‘B’	1,466	27

Volvo AB ‘B’ (a)	3,097	49

		329

INFORMATION TECHNOLOGY 0.1%

Telefonaktiebolaget LM Ericsson ‘B’	2,654	24

MATERIALS 0.1%

BillerudKorsnas AB	711	10

Hexpol AB (a)	946	7

Svenska Cellulosa AB S.C.A. ‘B’ (a)	828	10

		27

REAL ESTATE 0.1%

Castellum AB	419	8

Fastighets AB Balder	185	7

		15

Total Sweden		837

SWITZERLAND 7.7%

COMMUNICATION SERVICES 0.2%

Sunrise Communications Group AG	106	9

	SHARES	MARKET VALUE (000S)

Swisscom AG	81	$43

		52

CONSUMER DISCRETIONARY 0.3%

Cie Financiere Richemont S.A.	505	33

Forbo Holding AG	5	7

Garmin Ltd.	319	31

Valora Holding AG (a)	48	9

		80

CONSUMER STAPLES 1.7%

Barry Callebaut AG	4	8

Chocoladefabriken Lindt & Spruengli AG	4	33

Coca-Cola HBC AG	341	9

Emmi AG	8	7

Nestle S.A.	3,080	341

		398

FINANCIALS 1.3%

Baloise Holding AG	99	15

Banque Cantonale Vaudoise	130	13

Cembra Money Bank AG	118	11

Julius Baer Group Ltd.	219	9

St Galler Kantonalbank AG	15	7

Swiss Life Holding AG	61	23

Swiss Re AG	775	60

Valiant Holding AG	76	7

Zurich Insurance Group AG	452	160

		305

HEALTH CARE 1.5%

Galenica AG	170	12

Lonza Group AG	56	30

Roche Holding AG	833	289

Sonova Holding AG	66	13

Straumann Holding AG	12	10

Vifor Pharma AG	110	17

		371

INDUSTRIALS 1.3%

ABB Ltd.	4,877	111

Adecco Group AG	709	33

Belimo Holding AG	2	15

Bucher Industries AG	22	6

Conzzeta AG	8	7

Flughafen Zurich AG (a)	44	6

Geberit AG	51	26

Georg Fischer AG	10	9

Huber + Suhner AG	95	7

Kuehne + Nagel International AG (a)	213	35

Schindler Holding AG	95	22

SGS S.A.	9	22

Sulzer AG	62	5

Wizz Air Holdings PLC (a)	167	7

		311

INFORMATION TECHNOLOGY 0.3%

ALSO Holding AG	29	7

Landis + Gyr Group AG (a)	67	4

Logitech International S.A.	303	20

STMicroelectronics NV	542	15

	SHARES	MARKET VALUE (000S)

TE Connectivity Ltd.	351	$29

		75

MATERIALS 0.9%

EMS-Chemie Holding AG	13	10

Ferrexpo PLC	3,140	7

Givaudan S.A.	19	71

Glencore PLC	34,828	74

Sika AG	250	48

		210

REAL ESTATE 0.2%

Allreal Holding AG	46	9

PSP Swiss Property AG	146	16

Swiss Prime Site AG	288	27

		52

UTILITIES 0.0%

BKW AG	73	6

Total Switzerland		1,860

UNITED KINGDOM 13.7%

COMMUNICATION SERVICES 0.8%

BT Group PLC	10,278	15

Daily Mail & General Trust PLC	881	7

Euromoney Institutional Investor PLC	289	3

Pearson PLC	3,778	27

Vodafone Group PLC	84,984	135

		187

CONSUMER DISCRETIONARY 1.7%

B&M European Value Retail S.A.	2,780	14

Barratt Developments PLC	1,268	8

Bellway PLC	633	20

Berkeley Group Holdings PLC	315	16

Burberry Group PLC	404	8

Compass Group PLC	2,826	39

Crest Nicholson Holdings PLC	1,959	5

Dixons Carphone PLC	6,692	7

Dunelm Group PLC	916	13

Fiat Chrysler Automobiles NV (a)	1,801	18

Frasers Group PLC	1,456	6

Greggs PLC	776	16

Halfords Group PLC	3,801	7

Inchcape PLC	1,368	8

InterContinental Hotels Group PLC	152	7

J D Wetherspoon PLC	693	9

JD Sports Fashion PLC	1,605	12

Kingfisher PLC	15,265	42

Marks & Spencer Group PLC	11,238	14

Marston’s PLC	12,215	8

McCarthy & Stone PLC	7,969	7

Mitchells & Butlers PLC (a)	3,012	7

Moneysupermarket.com Group PLC	2,377	10

Next PLC	474	29

Ocado Group PLC (a)	675	17

Persimmon PLC (a)	783	22

Pets at Home Group PLC	2,340	7

Taylor Wimpey PLC	8,091	14

WH Smith PLC	445	6

Whitbread PLC	189	5

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	41

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

William Hill PLC	5,783	$8

		409

CONSUMER STAPLES 2.9%

Associated British Foods PLC	1,183	28

British American Tobacco PLC	1,783	68

Britvic PLC	806	8

Cranswick PLC	179	8

Diageo PLC	2,886	96

Imperial Brands PLC	3,208	61

J Sainsbury PLC	17,163	44

Reckitt Benckiser Group PLC	1,626	150

Tate & Lyle PLC	2,521	21

Tesco PLC	16,611	47

Unilever NV	1,468	78

Unilever PLC	1,195	65

WM Morrison Supermarkets PLC	17,167	40

		714

ENERGY 0.5%

BP PLC	22,498	86

John Wood Group PLC	4,383	11

Premier Oil PLC	13,178	9

Subsea 7 S.A.	1,601	10

		116

FINANCIALS 1.2%

3i Group PLC	1,484	15

Admiral Group PLC	859	25

Ashmore Group PLC	2,169	11

Barclays PLC	24,870	35

Direct Line Insurance Group PLC	9,338	31

Hargreaves Lansdown PLC	362	7

IG Group Holdings PLC	1,602	16

Jupiter Fund Management PLC	2,210	7

Lancashire Holdings Ltd.	886	9

London Stock Exchange Group PLC	464	48

Man Group PLC	4,382	7

Phoenix Group Holdings PLC	872	7

RSA Insurance Group PLC	1,771	9

Schroders PLC	238	9

Standard Chartered PLC	6,180	34

Standard Life Aberdeen PLC	3,675	12

TP ICAP PLC	1,573	7

		289

HEALTH CARE 2.1%

AstraZeneca PLC	1,688	175

ConvaTec Group PLC	3,402	8

GlaxoSmithKline PLC	13,947	282

Smith & Nephew PLC	2,137	40

		505

INDUSTRIALS 1.9%

Aggreko PLC	1,323	7

Ashtead Group PLC	820	28

Babcock International Group PLC	1,439	5

BAE Systems PLC	8,315	50

Balfour Beatty PLC	3,069	10

Bunzl PLC	434	12

CNH Industrial NV (a)	1,474	10

Diploma PLC	340	7

	SHARES	MARKET VALUE (000S)

easyJet PLC	1,737	$15

Ferguson PLC	229	19

Go-Ahead Group PLC	302	3

Hays PLC	5,850	9

HomeServe PLC	699	11

Howden Joinery Group PLC	2,535	17

IMI PLC	927	11

International Consolidated Airlines Group S.A.	2,617	7

Intertek Group PLC	184	12

Morgan Sindall Group PLC	445	7

National Express Group PLC	2,921	7

Pagegroup PLC	1,723	8

QinetiQ Group PLC	1,865	7

RELX PLC	3,406	79

Rentokil Initial PLC	6,902	44

Royal Mail PLC	6,962	16

SIG PLC «	1,343	0

Smiths Group PLC	755	13

Spirax-Sarco Engineering PLC	208	26

Travis Perkins PLC	1,320	18

Ultra Electronics Holdings PLC	273	7

Vesuvius PLC	1,311	6

		471

INFORMATION TECHNOLOGY 0.2%

AVEVA Group PLC	181	9

Computacenter PLC	372	7

Dialog Semiconductor PLC (a)	189	9

Electrocomponents PLC	1,142	9

Halma PLC	339	10

		44

MATERIALS 0.8%

Anglo American PLC	1,409	33

Croda International PLC	241	16

Essentra PLC	1,506	5

Johnson Matthey PLC	706	18

Mondi PLC	646	12

Rio Tinto Ltd.	1,021	70

Rio Tinto PLC	596	34

Synthomer PLC	2,015	7

Victrex PLC	262	6

		201

REAL ESTATE 0.1%

Grainger PLC	2,018	7

Savills PLC	604	6

		13

UTILITIES 1.5%

Centrica PLC	46,084	22

Drax Group PLC	2,656	8

National Grid PLC	12,929	158

Pennon Group PLC	1,629	23

Severn Trent PLC	587	18

SSE PLC	6,092	103

United Utilities Group PLC	2,401	27

		359

Total United Kingdom		3,308

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC	594	$7

MATERIALS 0.1%

Alacer Gold Corp. (a)	2,900	20

Sims Metal Management Ltd.	1,508	9

		29

Total United States		36

Total Common Stocks (Cost $24,525)		23,061

PREFERRED STOCKS 0.5%

GERMANY 0.5%

INDUSTRIALS 0.5%

Draegerwerk AG & Co. KGaA	115	9

Fuchs Petrolub SE	241	10

Henkel AG & Co. KGaA	220	21

Sartorius AG	49	16

Schaeffler AG	858	7

Volkswagen AG	475	72

		135

Total Preferred Stocks (Cost $142)		135

REAL ESTATE INVESTMENT TRUSTS 2.7%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Charter Hall Group	1,234	8

Goodman Group	1,135	12

GPT Group	2,052	6

Scentre Group	5,171	8

Stockland	5,379	13

Vicinity Centres	6,300	6

		53

Total Australia		53

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	237	11

Cofinimmo S.A.	75	10

Warehouses De Pauw CVA	254	7

		28

Total Belgium		28

CANADA 0.3%

REAL ESTATE 0.3%

Allied Properties Real Estate Investment Trust	450	14

Canadian Apartment Properties REIT	346	12

Cominar Real Estate Investment Trust	1,357	8

Dream Industrial Real Estate Investment Trust (b)	821	7

Dream Office Real Estate Investment Trust	390	6

Granite Real Estate Investment Trust	350	18

Northview Apartment Real Estate Investment Trust	269	7

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

RioCan Real Estate Investment Trust	658	$7

		79

Total Canada		79

FRANCE 0.1%

REAL ESTATE 0.1%

Covivio	105	8

Gecina S.A.	95	12

Klepierre S.A.	372	7

		27

Total France		27

GERMANY 0.1%

REAL ESTATE 0.1%

Alstria Office REIT-AG	619	9

Total Germany		9

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	6,000	5

Link REIT	1,700	14

		19

Total Hong Kong		19

JAPAN 0.9%

REAL ESTATE 0.9%

Activia Properties, Inc.	2	7

Advance Residence Investment Corp.	4	12

AEON REIT Investment Corp.	4	4

Daiwa House REIT Investment Corp.	6	14

Daiwa Office Investment Corp.	2	11

Daiwa Securities Living Investments Corp.	7	7

Frontier Real Estate Investment Corp.	2	6

Fukuoka REIT Corp.	2	2

GLP J-Reit	9	13

Hulic Reit, Inc.	2	3

Industrial & Infrastructure Fund Investment Corp.	7	11

Japan Excellent, Inc.	4	5

Japan Hotel REIT Investment Corp.	5	2

Japan Logistics Fund, Inc.	4	11

Japan Prime Realty Investment Corp.	2	6

Japan Real Estate Investment Corp.	2	10

	SHARES	MARKET VALUE (000S)

Kenedix Office Investment Corp.	2	$11

MCUBS MidCity Investment Corp.	7	5

Mori Hills REIT Investment Corp.	3	4

Mori Trust Sogo Reit, Inc.	4	5

Nippon Accommodations Fund, Inc.	3	17

Nippon Building Fund, Inc.	2	11

Nippon Prologis REIT, Inc.	7	21

Nomura Real Estate Master Fund, Inc.	5	6

Orix JREIT, Inc.	5	7

Premier Investment Corp.	4	5

Tokyu REIT, Inc.	3	4

		220

Total Japan		220

NETHERLANDS 0.0%

REAL ESTATE 0.0%

Wereldhave NV	805	7

Total Netherlands		7

SINGAPORE 0.4%

REAL ESTATE 0.4%

Ascendas Real Estate Investment Trust	5,600	13

Ascott Residence Trust	7,100	5

CapitaLand Mall Trust	4,100	6

CDL Hospitality Trusts	6,500	5

Keppel DC REIT	5,300	10

Mapletree Commercial Trust	10,227	14

Mapletree Industrial Trust	7,400	15

Mapletree Logistics Trust	13,800	19

Mapletree North Asia Commercial Trust	10,200	7

		94

Total Singapore		94

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	743	7

Total Spain		7

UNITED KINGDOM 0.5%

REAL ESTATE 0.5%

Assura PLC	6,631	6

Big Yellow Group PLC	671	8

British Land Co. PLC	2,140	10

	SHARES	MARKET VALUE (000S)

Derwent London PLC	302	$10

Great Portland Estates PLC	784	6

Land Securities Group PLC	2,420	17

LondonMetric Property PLC	2,868	8

Segro PLC	2,055	23

Tritax Big Box REIT PLC	4,518	8

UNITE Group PLC (a)	1,347	16

		112

Total United Kingdom		112

Total Real Estate Investment Trusts (Cost $746)		655

RIGHTS 0.0%

AUSTRALIA 0.0%

INDUSTRIALS 0.0%

Super Retail Group Ltd. - Exp. 07/03/2020	270	0

Total Australia		0

SPAIN 0.0%

COMMUNICATION SERVICES 0.0%

Telefonica S.A. - Exp. 07/06/20	18,139	4

ENERGY 0.0%

Repsol S.A. - Exp. 07/09/20	4,290	2

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. - Exp. 07/10/20	579	1

Total Spain		7

Total Rights (Cost $7)		7

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
		111

Total Short-Term Instruments (Cost $111)		111

Total Investments in Securities (Cost $25,531)		23,969

Total Investments 98.9% (Cost $25,531)		$23,969

Other Assets and Liabilities, net 1.1%		262

Net Assets 100.0%		$24,231

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

(b) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Agnico Eagle Mines Ltd.	03/31/2020	$7	$11	0.05%
Algonquin Power & Utilities Corp.	03/31/2020	7	7	0.03
Boralex, Inc.	03/31/2020	6	8	0.03
Cogeco, Inc.	03/31/2020	7	6	0.02
Constellation Software, Inc.	06/27/2018 - 12/18/2019	32	42	0.17
Dream Industrial Real Estate Investment Trust	12/20/2019	8	7	0.03

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	43

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	03/27/2018 - 12/18/2019	$12	$9	0.04%
Martinrea International, Inc.	08/31/2017 - 12/18/2019	11	8	0.03

		$90	$98	0.40%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$111	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(114)	$111	$111

Total Repurchase Agreements						$(114)	$111	$111

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$111	$0	$0	$111	$(114)	$(3)

Total Borrowings and Other Financing Transactions	$111	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$117	$0	$117
Consumer Discretionary	12	165	0	177
Consumer Staples	0	150	0	150
Energy	0	86	0	86
Financials	0	157	0	157
Health Care	0	128	0	128
Industrials	0	108	0	108
Information Technology	24	19	0	43
Materials	14	340	0	354
Real Estate	0	8	0	8
Utilities	0	23	0	23
Austria
Energy	0	15	0	15

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Industrials	$0	$17	$0	$17
Materials	8	7	0	15
Real Estate	0	6	0	6
Belgium
Communication Services	0	13	0	13
Consumer Discretionary	7	8	0	15
Consumer Staples	0	22	0	22
Energy	0	11	0	11
Financials	0	22	0	22
Health Care	0	26	0	26
Information Technology	0	9	0	9
Materials	7	14	0	21
Utilities	0	12	0	12
Cambodia
Consumer Discretionary	7	0	0	7

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Canada
Communication Services	$119	$0	$0	$119
Consumer Discretionary	223	0	0	223
Consumer Staples	185	0	0	185
Energy	129	0	0	129
Financials	243	0	0	243
Health Care	6	0	0	6
Industrials	296	0	0	296
Information Technology	146	0	0	146
Materials	313	0	0	313
Real Estate	20	0	0	20
Utilities	133	0	0	133
Denmark
Consumer Discretionary	0	16	0	16
Consumer Staples	7	41	0	48
Financials	0	18	0	18
Health Care	0	222	0	222
Industrials	7	116	0	123
Materials	0	30	0	30
Utilities	34	0	0	34
Finland
Communication Services	0	30	0	30
Consumer Staples	0	31	0	31
Energy	0	47	0	47
Financials	0	44	0	44
Health Care	0	18	0	18
Industrials	14	64	0	78
Information Technology	0	8	0	8
Materials	8	47	0	55
Utilities	0	13	0	13
France
Communication Services	14	132	0	146
Consumer Discretionary	0	267	0	267
Consumer Staples	0	181	0	181
Energy	0	31	0	31
Financials	0	48	0	48
Health Care	0	128	0	128
Industrials	0	369	0	369
Information Technology	7	64	0	71
Materials	8	62	0	70
Real Estate	0	7	0	7
Utilities	0	150	0	150
Germany
Communication Services	0	43	0	43
Consumer Discretionary	7	200	0	207
Consumer Staples	0	36	0	36
Financials	0	281	0	281
Health Care	7	149	0	156
Industrials	10	87	0	97
Information Technology	30	60	0	90
Materials	0	95	0	95
Real Estate	0	94	0	94
Utilities	0	187	0	187
Hong Kong
Communication Services	0	32	0	32
Consumer Discretionary	16	56	0	72
Consumer Staples	7	43	0	50
Financials	34	0	0	34
Health Care	0	8	0	8
Industrials	7	72	0	79
Information Technology	0	18	0	18
Real Estate	15	84	0	99
Utilities	0	73	0	73
Ireland
Consumer Discretionary	14	40	0	54
Consumer Staples	0	46	0	46
Health Care	111	7	0	118
Industrials	12	91	0	103
Materials	0	80	0	80
Israel
Communication Services	0	10	0	10
Consumer Staples	7	0	0	7

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Energy	$7	$6	$0	$13
Financials	0	49	0	49
Health Care	16	0	0	16
Industrials	0	14	0	14
Information Technology	36	20	0	56
Materials	0	7	0	7
Real Estate	0	6	0	6
Italy
Communication Services	0	32	0	32
Consumer Discretionary	15	39	0	54
Consumer Staples	7	0	0	7
Energy	0	64	0	64
Financials	7	118	0	125
Health Care	0	35	0	35
Industrials	0	33	0	33
Utilities	0	189	0	189
Japan
Communication Services	0	637	0	637
Consumer Discretionary	14	1,164	0	1,178
Consumer Staples	7	642	0	649
Energy	0	53	0	53
Financials	7	91	0	98
Health Care	0	898	0	898
Industrials	6	1,077	0	1,083
Information Technology	0	1,046	0	1,046
Materials	7	358	0	365
Real Estate	0	23	0	23
Utilities	0	167	0	167
Jordan
Health Care	9	0	0	9
Luxembourg
Communication Services	0	7	0	7
Health Care	0	10	0	10
Materials	0	33	0	33
Real Estate	0	16	0	16
Macau
Consumer Discretionary	0	16	0	16
Monaco
Materials	8	0	0	8
Netherlands
Communication Services	9	28	0	37
Consumer Discretionary	0	8	0	8
Consumer Staples	44	125	0	169
Energy	14	37	0	51
Financials	0	97	0	97
Health Care	29	0	0	29
Industrials	58	52	0	110
Information Technology	44	228	0	272
Materials	0	113	0	113
New Zealand
Communication Services	0	21	0	21
Health Care	0	27	0	27
Industrials	7	0	0	7
Materials	0	8	0	8
Utilities	0	24	0	24
Norway
Communication Services	0	35	0	35
Consumer Staples	0	62	0	62
Energy	10	38	0	48
Financials	0	18	0	18
Industrials	0	13	0	13
Materials	0	27	0	27
Real Estate	0	7	0	7
Portugal
Consumer Staples	0	29	0	29
Materials	7	0	0	7
Utilities	7	80	0	87
Singapore
Communication Services	0	51	0	51
Consumer Staples	0	27	0	27
Energy	0	5	0	5
Financials	0	29	0	29

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	45

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Cont.)

June 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Industrials	$0	$66	$0	$66
Information Technology	0	9	0	9
Real Estate	0	7	0	7
South Africa
Health Care	0	7	0	7
Spain
Communication Services	0	79	0	79
Consumer Discretionary	0	52	0	52
Consumer Staples	20	0	0	20
Energy	0	39	0	39
Financials	0	50	0	50
Health Care	0	21	0	21
Industrials	0	80	0	80
Information Technology	0	22	0	22
Materials	0	7	0	7
Utilities	0	320	0	320
Sweden
Communication Services	33	116	0	149
Consumer Discretionary	25	102	0	127
Consumer Staples	0	98	0	98
Financials	0	58	0	58
Health Care	0	10	0	10
Industrials	0	329	0	329
Information Technology	0	24	0	24
Materials	0	27	0	27
Real Estate	0	15	0	15
Switzerland
Communication Services	0	52	0	52
Consumer Discretionary	31	49	0	80
Consumer Staples	0	398	0	398
Financials	7	298	0	305
Health Care	0	371	0	371
Industrials	0	311	0	311
Information Technology	36	39	0	75
Materials	0	210	0	210
Real Estate	0	52	0	52
Utilities	0	6	0	6
United Kingdom
Communication Services	0	187	0	187
Consumer Discretionary	46	363	0	409
Consumer Staples	0	714	0	714
Energy	11	105	0	116
Financials	7	282	0	289
Health Care	0	505	0	505

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Industrials	$7	$464	$0	$471
Information Technology	10	34	0	44
Materials	0	201	0	201
Real Estate	0	13	0	13
Utilities	0	359	0	359
United States
Consumer Discretionary	0	7	0	7
Materials	20	9	0	29
Preferred Stocks
Germany
Industrials	0	135	0	135
Real Estate Investment Trusts
Australia
Real Estate	0	53	0	53
Belgium
Real Estate	0	28	0	28
Canada
Real Estate	79	0	0	79
France
Real Estate	0	27	0	27
Germany
Real Estate	0	9	0	9
Hong Kong
Real Estate	0	19	0	19
Japan
Real Estate	0	220	0	220
Netherlands
Real Estate	7	0	0	7
Singapore
Real Estate	0	94	0	94
Spain
Real Estate	0	7	0	7
United Kingdom
Real Estate	0	112	0	112
Rights
Spain
Communication Services	4	0	0	4
Energy	2	0	0	2
Industrials	1	0	0	1
Short-Term Instruments
Repurchase Agreements	0	111	0	111

Total Investments	$2,989	$20,980	$0	$23,969

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

June 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 93.7%

IRELAND 0.3%

INFORMATION TECHNOLOGY 0.3%

Accenture PLC ‘A’	374	$80

Total Ireland		80

JERSEY, CHANNEL ISLANDS 0.0%

MATERIALS 0.0%

Amcor PLC	675	7

Total Jersey, Channel Islands		7

SWITZERLAND 0.2%

FINANCIALS 0.2%

Chubb Ltd.	464	59

Total Switzerland		59

UNITED KINGDOM 0.4%

CONSUMER STAPLES 0.1%

Coca-Cola European Partners PLC	172	6

Nomad Foods Ltd. (a)	413	9

		15

FINANCIALS 0.1%

Janus Henderson Group PLC	133	3

Willis Towers Watson PLC	157	31

		34

INDUSTRIALS 0.2%

IHS Markit Ltd.	382	29

Pentair PLC	212	8

		37

Total United Kingdom		86

UNITED STATES 92.8%

COMMUNICATION SERVICES 8.0%

Alphabet, Inc. ‘A’ (a)	178	252

Altice USA, Inc. ‘A’ (a)	167	4

AMC Entertainment Holdings, Inc. ‘A’ (d)	682	3

AMC Networks, Inc. ‘A’ (a)	160	4

AT&T, Inc.	9,922	300

Cable One, Inc.	15	27

CenturyLink, Inc.	5,568	56

Charter Communications, Inc. ‘A’ (a)	131	67

Cinemark Holdings, Inc.	379	4

Comcast Corp. ‘A’	2,549	99

Facebook, Inc. ‘A’ (a)	1,138	258

Interpublic Group of Cos., Inc.	985	17

John Wiley & Sons, Inc. ‘A’	82	3

Liberty Broadband Corp. ‘C’ (a)	208	26

Liberty Media Corp-Liberty Formula One (a)	194	6

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	1,320	45

Madison Square Garden Sports Corp. (a)	33	5

New York Times Co. ‘A’	155	6

News Corp. ‘A’	1,402	17

Omnicom Group, Inc.	500	27

	SHARES	MARKET VALUE (000S)

Sirius XM Holdings, Inc.	1,914	$11

Snap, Inc. (a)	882	21

T-Mobile US, Inc.	325	34

Take-Two Interactive Software, Inc. (a)	98	14

TEGNA, Inc.	1,237	14

Telephone & Data Systems, Inc.	423	8

Verizon Communications, Inc.	7,526	415

ViacomCBS, Inc. ‘B’	1,511	35

Walt Disney Co.	2,288	255

Zillow Group, Inc. ‘C’ (a)	153	9

Zynga, Inc. ‘A’ (a)	919	9

		2,051

CONSUMER DISCRETIONARY 14.7%

Aaron’s, Inc.	177	8

Abercrombie & Fitch Co. ‘A’	1,032	11

Adient PLC (a)	619	10

Adtalem Global Education, Inc. (a)	202	6

Advance Auto Parts, Inc.	55	8

American Axle & Manufacturing Holdings, Inc. (a)	821	6

American Eagle Outfitters, Inc.	2,084	23

Aramark	226	5

Asbury Automotive Group, Inc. (a)	119	9

AutoNation, Inc. (a)	243	9

AutoZone, Inc. (a)	36	41

Bed Bath & Beyond, Inc. (d)	3,018	32

Best Buy Co., Inc.	1,234	108

Bloomin’ Brands, Inc.	630	7

Booking Holdings, Inc. (a)	14	22

BorgWarner, Inc.	133	5

Bright Horizons Family Solutions, Inc. (a)	63	7

Brinker International, Inc.	767	18

Brunswick Corp.	68	4

Buckle, Inc.	244	4

Burlington Stores, Inc. (a)	92	18

Caesars Entertainment Corp. (a)	469	6

CarMax, Inc. (a)	88	8

Carter’s, Inc.	228	18

Cheesecake Factory, Inc.	622	14

Chipotle Mexican Grill, Inc. (a)	52	55

Churchill Downs, Inc.	116	15

Cooper Tire & Rubber Co.	211	6

Core-Mark Holding Co., Inc.	132	3

Cracker Barrel Old Country Store, Inc.	131	15

Dana, Inc.	892	11

Darden Restaurants, Inc.	169	13

Deckers Outdoor Corp. (a)	202	40

Designer Brands, Inc.	692	5

Dick’s Sporting Goods, Inc.	311	13

Dillard’s, Inc. ‘A’	84	2

Dollar General Corp.	1,045	199

Dollar Tree, Inc. (a)	163	15

Domino’s Pizza, Inc.	158	58

Dorman Products, Inc. (a)	92	6

DR Horton, Inc.	183	10

Dunkin’ Brands Group, Inc.	166	11

eBay, Inc.	696	37

Extended Stay America, Inc.	682	8

Foot Locker, Inc.	758	22

Ford Motor Co.	15,939	97

G-III Apparel Group Ltd. (a)	301	4

	SHARES	MARKET VALUE (000S)

Gap, Inc.	1,931	$24

GCI Liberty, Inc. ‘A’ (a)	84	6

General Motors Co.	5,030	127

Gentex Corp.	817	21

Genuine Parts Co.	147	13

Goodyear Tire & Rubber Co.	256	2

Graham Holdings Co. ‘B’	17	6

Grand Canyon Education, Inc. (a)	36	3

Group 1 Automotive, Inc.	132	9

Guess?, Inc.	477	5

H&R Block, Inc.	897	13

Hanesbrands, Inc.	853	10

Harley-Davidson, Inc.	150	4

Hasbro, Inc.	105	8

Helen of Troy Ltd. (a)	50	9

Hilton Worldwide Holdings, Inc.	126	9

Home Depot, Inc.	1,433	359

International Game Technology PLC	591	5

Jack in the Box, Inc.	268	20

KB Home	173	5

Kohl’s Corp.	680	14

Kontoor Brands, Inc.	254	5

L Brands, Inc.	886	13

La-Z-Boy, Inc.	147	4

Las Vegas Sands Corp.	470	21

LCI Industries	37	4

Lear Corp.	139	15

Leggett & Platt, Inc.	433	15

Lennar Corp. ‘A’	152	9

Lithia Motors, Inc. ‘A’	114	17

LKQ Corp. (a)	152	4

Lowe’s Cos., Inc.	1,404	190

Macy’s, Inc. (d)	2,603	18

Marriott International, Inc. ‘A’	160	14

Marriott Vacations Worldwide Corp.	71	6

Mattel, Inc. (a)	616	6

McDonald’s Corp.	1,486	274

MDC Holdings, Inc.	286	10

Meritage Homes Corp. (a)	217	17

Murphy USA, Inc. (a)	197	22

Newell Brands, Inc.	538	9

NIKE, Inc. ‘B’	889	87

Nordstrom, Inc.	776	12

NVR, Inc. (a)	9	29

O’Reilly Automotive, Inc. (a)	119	50

Office Depot, Inc.	2,589	6

Papa John’s International, Inc.	50	4

Penn National Gaming, Inc. (a)	240	7

Penske Automotive Group, Inc.	122	5

Polaris, Inc.	50	5

Pool Corp.	123	33

PulteGroup, Inc.	571	19

Qurate Retail, Inc. (a)	1,253	12

Ralph Lauren Corp.	121	9

Ross Stores, Inc.	417	36

Sally Beauty Holdings, Inc. (a)	979	12

SeaWorld Entertainment, Inc. (a)	347	5

Service Corp. International	178	7

ServiceMaster Global Holdings, Inc. (a)	154	5

Signet Jewelers Ltd.	674	7

Six Flags Entertainment Corp.	378	7

Skechers U.S.A., Inc. (a)	115	4

Sonic Automotive, Inc. ‘A’	196	6

Starbucks Corp.	1,617	119

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	47

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

Steven Madden Ltd.	243	$6

Target Corp.	2,682	322

Taylor Morrison Home Corp. ‘A’ (a)	307	6

Tempur Sealy International, Inc. (a)	87	6

Tenneco, Inc. ‘A’ (a)	477	4

Tesla, Inc. (a)	95	103

Texas Roadhouse, Inc.	115	6

Thor Industries, Inc.	271	29

Tiffany & Co.	90	11

TJX Cos., Inc.	1,935	98

TopBuild Corp. (a)	28	3

Tractor Supply Co.	176	23

Ulta Beauty, Inc. (a)	43	9

Urban Outfitters, Inc. (a)	691	11

Vail Resorts, Inc.	53	10

VF Corp.	329	20

Visteon Corp. (a)	183	13

Wendy’s Co.	1,951	42

Whirlpool Corp.	176	23

Williams-Sonoma, Inc.	662	54

Wyndham Destinations, Inc.	159	4

Yum! Brands, Inc.	708	62

		3,748

CONSUMER STAPLES 14.5%

Altria Group, Inc.	1,467	58

Archer-Daniels-Midland Co.	1,489	59

B&G Foods, Inc.	393	10

Boston Beer Co., Inc. ‘A’ (a)	45	24

Brown-Forman Corp. ‘B’	509	32

Bunge Ltd.	736	30

Cal-Maine Foods, Inc. (a)	158	7

Campbell Soup Co.	516	26

Casey’s General Stores, Inc.	142	21

Church & Dwight Co., Inc.	401	31

Clorox Co.	215	47

Coca-Cola Co.	6,385	285

Colgate-Palmolive Co.	1,266	93

Conagra Brands, Inc.	841	30

Constellation Brands, Inc. ‘A’	86	15

Costco Wholesale Corp.	1,074	326

Coty, Inc. ‘A’	181	1

Darling Ingredients, Inc. (a)	362	9

Edgewell Personal Care Co. (a)	341	11

Estee Lauder Cos., Inc. ‘A’	325	61

Flowers Foods, Inc.	637	14

Fresh Del Monte Produce, Inc.	154	4

General Mills, Inc.	1,050	65

Hain Celestial Group, Inc. (a)	117	4

Herbalife Nutrition Ltd. (a)	242	11

Hershey Co.	192	25

Hormel Foods Corp.	280	14

Ingredion, Inc.	101	8

J&J Snack Foods Corp.	31	4

JM Smucker Co.	192	20

Kellogg Co.	648	43

Keurig Dr Pepper, Inc.	259	7

Kimberly-Clark Corp.	484	68

Kraft Heinz Co.	1,238	39

Kroger Co.	5,538	187

Lamb Weston Holdings, Inc.	267	17

Lancaster Colony Corp.	66	10

McCormick & Co., Inc.	134	24

Mondelez International, Inc. ‘A’	415	21

	SHARES	MARKET VALUE (000S)

Monster Beverage Corp. (a)	384	$27

Nu Skin Enterprises, Inc. ‘A’	389	15

PepsiCo, Inc.	2,772	367

Performance Food Group Co. (a)	824	24

Philip Morris International, Inc.	2,987	209

Pilgrim’s Pride Corp. (a)	53	1

PriceSmart, Inc.	65	4

Procter & Gamble Co.	4,196	502

Rite Aid Corp. (a)	691	12

Sanderson Farms, Inc.	175	20

Sprouts Farmers Market, Inc. (a)	849	22

Sysco Corp.	1,084	59

TreeHouse Foods, Inc. (a)	233	10

Tyson Foods, Inc. ‘A’	630	38

U.S. Foods Holding Corp. (a)	548	11

Universal Corp.	71	3

USANA Health Sciences, Inc. (a)	43	3

Vector Group Ltd.	409	4

Walgreens Boots Alliance, Inc.	1,425	60

Walmart, Inc.	4,481	537

Weis Markets, Inc.	61	3

		3,692

ENERGY 3.9%

Apache Corp.	240	3

Archrock, Inc.	657	4

Baker Hughes Co.	1,631	25

Chevron Corp.	2,480	221

CNX Resources Corp. (a)	930	8

ConocoPhillips	1,214	51

CVR Energy, Inc.	48	1

Delek U.S. Holdings, Inc.	181	3

Dril-Quip, Inc. (a)	158	5

Exxon Mobil Corp.	4,022	180

Helmerich & Payne, Inc.	125	2

Hess Corp.	729	38

HollyFrontier Corp.	1,137	33

Kinder Morgan, Inc.	1,179	18

Marathon Oil Corp.	2,149	13

Marathon Petroleum Corp.	2,164	81

Murphy Oil Corp.	632	9

National Oilwell Varco, Inc.	1,961	24

Oceaneering International, Inc. (a)	885	6

Patterson-UTI Energy, Inc.	1,262	4

PBF Energy, Inc. ‘A’	496	5

Phillips 66	1,672	120

Range Resources Corp.	1,027	6

Renewable Energy Group, Inc. (a)	192	5

SM Energy Co.	1,004	4

Transocean Ltd. (a)	1,602	3

Valero Energy Corp.	1,913	113

World Fuel Services Corp.	270	7

		992

FINANCIALS 7.0%

Affiliated Managers Group, Inc.	57	4

Aflac, Inc.	873	31

Alleghany Corp.	15	7

Allstate Corp.	797	77

Ally Financial, Inc.	1,575	31

American Financial Group, Inc.	101	6

American International Group, Inc.	4,201	131

Ameriprise Financial, Inc.	66	10

Arthur J Gallagher & Co.	230	22

	SHARES	MARKET VALUE (000S)

Artisan Partners Asset Management, Inc. ‘A’	168	$6

Assurant, Inc.	188	19

BlackRock, Inc.	76	41

Blackstone Group, Inc.	534	30

Brighthouse Financial, Inc. (a)	366	10

Brown & Brown, Inc.	623	25

Cannae Holdings, Inc. (a)	181	7

Capital One Financial Corp.	1,273	80

Cincinnati Financial Corp.	139	9

CIT Group, Inc.	430	9

CME Group, Inc.	213	35

CNO Financial Group, Inc.	667	10

Cohen & Steers, Inc.	72	5

Discover Financial Services	379	19

Erie Indemnity Co. ‘A’	46	9

Evercore, Inc. ‘A’	80	5

FactSet Research Systems, Inc.	67	22

Federated Investors, Inc. ‘B’	264	6

Fidelity National Financial, Inc.	299	9

First American Financial Corp.	417	20

First Republic Bank	148	16

FirstCash, Inc.	76	5

Franklin Resources, Inc.	1,250	26

Genworth Financial, Inc. ‘A’ (a)	2,584	6

Goldman Sachs Group, Inc.	372	74

Hanover Insurance Group, Inc.	114	12

Houlihan Lokey, Inc.	89	5

Intercontinental Exchange, Inc.	571	52

Invesco Ltd.	973	11

Jefferies Financial Group, Inc.	342	5

Kemper Corp.	79	6

Legg Mason, Inc.	387	19

Lincoln National Corp.	590	22

Loews Corp.	723	25

LPL Financial Holdings, Inc.	343	27

Markel Corp. (a)	11	10

MarketAxess Holdings, Inc.	58	29

Marsh & McLennan Cos., Inc.	1,051	113

Mercury General Corp.	174	7

MetLife, Inc.	862	32

Moody’s Corp.	162	45

Morgan Stanley	634	31

Morningstar, Inc.	43	6

MSCI, Inc.	176	59

Nasdaq, Inc.	177	21

National General Holdings Corp.	149	3

Navient Corp.	1,309	9

New York Community Bancorp, Inc.	241	3

Old Republic International Corp.	480	8

PRA Group, Inc. (a)	146	6

Progressive Corp.	438	35

Prudential Financial, Inc.	291	18

RLI Corp.	74	6

S&P Global, Inc.	238	78

Santander Consumer USA Holdings, Inc.	419	8

SEI Investments Co.	315	17

State Street Corp.	186	12

T Rowe Price Group, Inc.	391	48

Tradeweb Markets, Inc.	50	3

Travelers Cos., Inc.	958	109

Unum Group	296	5

Voya Financial, Inc.	479	22

Waddell & Reed Financial, Inc. ‘A’	502	8

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Western Alliance Bancorp	81	$3

White Mountains Insurance Group Ltd.	6	5

WR Berkley Corp.	187	11

		1,776

HEALTH CARE 13.1%

AbbVie, Inc.	2,225	218

Amedisys, Inc. (a)	38	8

AmerisourceBergen Corp.	80	8

Amgen, Inc.	661	156

Anthem, Inc.	263	69

Baxter International, Inc.	629	54

Becton Dickinson and Co.	81	19

Bio-Rad Laboratories, Inc. ‘A’ (a)	42	19

Bio-Techne Corp.	33	9

Biogen, Inc. (a)	204	55

BioMarin Pharmaceutical, Inc. (a)	157	19

Bristol-Myers Squibb Co.	1,491	88

Brookdale Senior Living, Inc. (a)	1,162	3

Bruker Corp.	119	5

Cardinal Health, Inc.	1,297	68

Catalent, Inc. (a)	247	18

Centene Corp. (a)	305	19

Cerner Corp.	170	12

Charles River Laboratories International, Inc. (a)	42	7

Chemed Corp.	49	22

Cigna Corp.	199	37

Cooper Cos., Inc.	45	13

CVS Health Corp.	4,402	286

Danaher Corp.	705	125

DaVita, Inc. (a)	314	25

Dentsply Sirona, Inc.	240	11

Edwards Lifesciences Corp. (a)	642	44

Eli Lilly & Co.	528	87

Encompass Health Corp.	233	14

Gilead Sciences, Inc.	3,268	251

Globus Medical, Inc. ‘A’ (a)	68	3

HCA Healthcare, Inc.	331	32

Henry Schein, Inc. (a)	203	12

Humana, Inc.	281	109

Intuitive Surgical, Inc. (a)	8	5

Johnson & Johnson	2,572	362

Laboratory Corp. of America Holdings (a)	123	20

LHC Group, Inc. (a)	32	6

Magellan Health, Inc. (a)	107	8

Masimo Corp. (a)	96	22

McKesson Corp.	676	104

MEDNAX, Inc. (a)	555	9

Merck & Co., Inc.	3,089	239

Mettler-Toledo International, Inc. (a)	23	18

Molina Healthcare, Inc. (a)	99	18

Myriad Genetics, Inc. (a)	465	5

Patterson Cos., Inc.	587	13

Pfizer, Inc.	1,693	55

Premier, Inc. ‘A’ (a)	151	5

Quest Diagnostics, Inc.	279	32

Regeneron Pharmaceuticals, Inc. (a)	41	26

ResMed, Inc.	357	69

Select Medical Holdings Corp. (a)	438	6

Steris PLC	73	11

Syneos Health, Inc. (a)	74	4

Teleflex, Inc.	78	28

	SHARES	MARKET VALUE (000S)

Tenet Healthcare Corp. (a)	1,045	$19

United Therapeutics Corp. (a)	178	22

UnitedHealth Group, Inc.	508	150

Varian Medical Systems, Inc. (a)	32	4

Vertex Pharmaceuticals, Inc. (a)	226	66

Waters Corp. (a)	45	8

West Pharmaceutical Services, Inc.	72	16

Zimmer Biomet Holdings, Inc.	112	13

Zoetis, Inc.	369	51

		3,339

INDUSTRIALS 9.5%

3M Co.	628	98

AAR Corp.	170	4

ABM Industries, Inc.	195	7

Acuity Brands, Inc.	87	8

Advanced Disposal Services, Inc. (a)	196	6

AECOM (a)	436	16

AGCO Corp.	217	12

Allegiant Travel Co.	46	5

Allison Transmission Holdings, Inc.	388	14

AMERCO	20	6

American Airlines Group, Inc.	689	9

AO Smith Corp.	240	11

Applied Industrial Technologies, Inc.	107	7

Arcosa, Inc.	164	7

Armstrong World Industries, Inc.	92	7

Atlas Air Worldwide Holdings, Inc. (a)	202	9

Avis Budget Group, Inc. (a)	956	22

Boeing Co.	376	69

Brady Corp. ‘A’	68	3

BWX Technologies, Inc.	270	15

CH Robinson Worldwide, Inc.	413	33

Cintas Corp.	171	46

Colfax Corp. (a)	203	6

Copart, Inc. (a)	749	62

CoStar Group, Inc. (a)	33	23

Covanta Holding Corp.	435	4

Crane Co.	80	5

CSX Corp.	578	40

Cummins, Inc.	198	34

Curtiss-Wright Corp.	68	6

Delta Air Lines, Inc.	198	6

Deluxe Corp.	200	5

Donaldson Co., Inc.	214	10

Eaton Corp. PLC	216	19

Emerson Electric Co.	704	44

Enerpac Tool Group Corp.	191	3

Equifax, Inc.	105	18

Expeditors International of Washington, Inc.	289	22

Fastenal Co.	795	34

Fluor Corp.	800	10

Fortive Corp.	72	5

Fortune Brands Home & Security, Inc.	74	5

Franklin Electric Co., Inc.	85	4

FTI Consulting, Inc. (a)	156	18

GATX Corp.	144	9

Generac Holdings, Inc. (a)	204	25

General Dynamics Corp.	174	26

General Electric Co.	6,057	41

Graco, Inc.	214	10

Greenbrier Cos., Inc.	234	5

Hawaiian Holdings, Inc.	547	8

HD Supply Holdings, Inc. (a)	387	13

	SHARES	MARKET VALUE (000S)

Healthcare Services Group, Inc.	293	$7

Heartland Express, Inc.	147	3

Herman Miller, Inc.	188	4

Hexcel Corp.	174	8

Hub Group, Inc. ‘A’ (a)	125	6

Hubbell, Inc.	40	5

Huntington Ingalls Industries, Inc.	17	3

IDEX Corp.	74	12

Illinois Tool Works, Inc.	475	83

ITT, Inc.	141	8

Jacobs Engineering Group, Inc.	360	31

JB Hunt Transport Services, Inc.	115	14

JetBlue Airways Corp. (a)	835	9

Kansas City Southern	51	8

KAR Auction Services, Inc.	296	4

KBR, Inc.	727	16

Knight-Swift Transportation Holdings, Inc.	253	11

L3Harris Technologies, Inc.	272	46

Landstar System, Inc.	101	11

Lennox International, Inc.	82	19

Lincoln Electric Holdings, Inc.	157	13

Lockheed Martin Corp.	469	171

Macquarie Infrastructure Corp.	475	15

ManpowerGroup, Inc.	254	17

Masco Corp.	672	34

Masonite International Corp. (a)	95	7

Moog, Inc. ‘A’	105	6

MRC Global, Inc. (a)	514	3

MSA Safety, Inc.	46	5

MSC Industrial Direct Co., Inc. ‘A’	227	17

Mueller Industries, Inc.	111	3

Neilsen Holdings PLC	239	4

Nordson Corp.	115	22

Northrop Grumman Corp.	314	97

NOW, Inc. (a)	521	4

Old Dominion Freight Line, Inc.	170	29

Owens Corning	104	6

Parker-Hannifin Corp.	69	13

Quanta Services, Inc.	385	15

Republic Services, Inc.	188	15

Rexnord Corp.	102	3

Robert Half International, Inc.	217	11

Rockwell Automation, Inc.	173	37

Rollins, Inc.	370	16

Rush Enterprises, Inc. ‘A’	86	4

Ryder System, Inc.	109	4

Simpson Manufacturing Co., Inc.	37	3

SkyWest, Inc.	292	10

Southwest Airlines Co.	109	4

SPX FLOW, Inc. (a)	122	5

Steelcase, Inc. ‘A’	353	4

Stericycle, Inc. (a)	257	14

Teledyne Technologies, Inc. (a)	75	23

Terex Corp.	495	9

Tetra Tech, Inc.	47	4

Timken Co.	317	14

Toro Co.	302	20

TransDigm Group, Inc.	51	23

TransUnion	165	14

Trinity Industries, Inc.	552	12

Tutor Perini Corp. (a)	369	4

UFP Industries, Inc.	150	7

Union Pacific Corp.	853	144

United Airlines Holdings, Inc. (a)	43	1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	49

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

	SHARES	MARKET VALUE (000S)

United Parcel Service, Inc. ‘B’	955	$106

United Rentals, Inc. (a)	39	6

Verisk Analytics, Inc.	359	61

Waste Connections, Inc.	125	12

Waste Management, Inc.	353	37

Watsco, Inc.	111	20

Werner Enterprises, Inc.	248	11

WESCO International, Inc. (a)	488	17

WW Grainger, Inc.	69	22

XPO Logistics, Inc. (a)	79	6

Xylem, Inc.	178	12

		2,438

INFORMATION TECHNOLOGY 17.7%

Activision Blizzard, Inc.	411	31

Adobe, Inc. (a)	260	113

Advanced Micro Devices, Inc. (a)	1,018	54

Akamai Technologies, Inc. (a)	139	15

Alliance Data Systems Corp.	41	2

Amdocs Ltd.	283	17

Amkor Technology, Inc. (a)	519	6

ANSYS, Inc. (a)	148	43

Apple, Inc.	1,925	702

Applied Materials, Inc.	967	58

Arrow Electronics, Inc. (a)	321	22

Aspen Technology, Inc. (a)	30	3

Autodesk, Inc. (a)	191	46

Automatic Data Processing, Inc.	162	24

Avnet, Inc.	506	14

Benchmark Electronics, Inc.	128	3

Black Knight, Inc. (a)	217	16

Booz Allen Hamilton Holding Corp.	501	39

Broadcom, Inc.	65	21

Broadridge Financial Solutions, Inc.	164	21

CACI International, Inc. ‘A’ (a)	82	18

Cadence Design Systems, Inc. (a)	231	22

CDK Global, Inc.	192	8

CDW Corp.	56	6

Ciena Corp. (a)	132	7

Cirrus Logic, Inc. (a)	157	10

Citrix Systems, Inc.	136	20

Cognex Corp.	179	11

Conduent, Inc. (a)	1,248	3

CoreLogic, Inc.	68	5

Corning, Inc.	2,930	76

Cree, Inc. (a)	305	18

Dolby Laboratories, Inc. ‘A’	100	7

Electronic Arts, Inc. (a)	191	25

Entegris, Inc.	116	7

EPAM Systems, Inc. (a)	46	12

F5 Networks, Inc. (a)	40	6

Fair Isaac Corp. (a)	59	25

Fidelity National Information Services, Inc.	383	51

Fiserv, Inc. (a)	625	61

FleetCor Technologies, Inc. (a)	17	4

Flex Ltd. (a)	593	6

FLIR Systems, Inc.	183	7

Fortinet, Inc. (a)	121	17

Gartner, Inc. (a)	35	4

Genpact Ltd.	623	23

Global Payments, Inc.	259	44

Hewlett Packard Enterprise Co.	4,763	46

HP, Inc.	1,874	33

	SHARES	MARKET VALUE (000S)

II-VI, Inc. (a)	76	$4

Insight Enterprises, Inc. (a)	154	8

Intel Corp.	2,283	137

International Business Machines Corp.	2,811	339

Intuit, Inc.	67	20

Jabil, Inc.	517	17

Jack Henry & Associates, Inc.	254	47

Juniper Networks, Inc.	1,169	27

KLA Corp.	246	48

Lam Research Corp.	181	59

Leidos Holdings, Inc.	76	7

LogMeIn, Inc.	65	6

Manhattan Associates, Inc. (a)	151	14

ManTech International Corp. ‘A’	94	6

Marvell Technology Group Ltd.	577	20

Mastercard, Inc. ‘A’	832	246

Maxim Integrated Products, Inc.	116	7

MAXIMUS, Inc.	133	9

Microchip Technology, Inc.	130	14

Micron Technology, Inc. (a)	600	31

Microsoft Corp.	1,397	284

MKS Instruments, Inc.	48	5

Motorola Solutions, Inc.	711	100

NCR Corp. (a)	298	5

NetScout Systems, Inc. (a)	237	6

NortonLifeLock, Inc.	513	10

Nuance Communications, Inc. (a)	242	6

NVIDIA Corp.	354	134

Oracle Corp.	723	40

Paychex, Inc.	345	26

PayPal Holdings, Inc. (a)	632	110

Pegasystems, Inc.	34	3

Plexus Corp. (a)	75	5

Qorvo, Inc. (a)	62	7

QUALCOMM, Inc.	2,151	196

Sanmina Corp. (a)	193	5

Science Applications International Corp.	55	4

Seagate Technology PLC	1,406	68

Skyworks Solutions, Inc.	218	28

Sykes Enterprises, Inc. (a)	103	3

Synaptics, Inc. (a)	158	9

SYNNEX Corp.	95	11

Synopsys, Inc. (a)	131	26

Teradata Corp. (a)	339	7

Teradyne, Inc.	255	22

Texas Instruments, Inc.	1,309	166

Tyler Technologies, Inc. (a)	36	12

Ubiquiti, Inc.	17	3

VeriSign, Inc. (a)	61	13

Visa, Inc. ‘A’	1,183	229

Vishay Intertechnology, Inc.	552	8

Western Digital Corp.	483	21

Western Union Co.	1,170	25

Xerox Holdings Corp.	205	3

Xilinx, Inc.	185	18

Zebra Technologies Corp. ‘A’ (a)	45	12

		4,528

MATERIALS 2.6%

Air Products & Chemicals, Inc.	119	29

Albemarle Corp.	92	7

Alcoa Corp. (a)	683	8

	SHARES	MARKET VALUE (000S)

AptarGroup, Inc.	145	$16

Avery Dennison Corp.	118	13

Axalta Coating Systems Ltd. (a)	252	6

Ball Corp.	228	16

Boise Cascade Co.	137	5

Carpenter Technology Corp.	225	5

Celanese Corp.	98	8

Commercial Metals Co.	608	12

Compass Minerals International, Inc.	116	6

Crown Holdings, Inc. (a)	364	24

Domtar Corp.	454	10

Eastman Chemical Co.	83	6

Ecolab, Inc.	165	33

FMC Corp.	112	11

Freeport-McMoRan, Inc.	530	6

Graphic Packaging Holding Co.	1,182	17

Greif, Inc. ‘A’	111	4

Hecla Mining Co.	1,044	3

Huntsman Corp.	131	2

Innospec, Inc.	41	3

International Flavors & Fragrances, Inc.	19	2

Kaiser Aluminum Corp.	61	5

Louisiana-Pacific Corp.	184	5

LyondellBasell Industries NV ‘A’	1,427	94

Mosaic Co.	1,603	20

NewMarket Corp.	23	9

Newmont Corp.	513	32

Nucor Corp.	243	10

O-I Glass, Inc.	925	8

Olin Corp.	614	7

PolyOne Corp.	317	8

PPG Industries, Inc.	234	25

Reliance Steel & Aluminum Co.	230	22

Royal Gold, Inc.	57	7

RPM International, Inc.	284	21

Schweitzer-Mauduit International, Inc.	93	3

Scotts Miracle-Gro Co.	196	26

Sealed Air Corp.	137	5

Sensient Technologies Corp.	129	7

Sherwin-Williams Co.	53	31

Silgan Holdings, Inc.	303	10

Sonoco Products Co.	235	12

Steel Dynamics, Inc.	146	4

Trinseo S.A.	179	4

Warrior Met Coal, Inc.	481	7

WestRock Co.	651	18

Worthington Industries, Inc.	96	4

WR Grace & Co.	90	5

		661

REAL ESTATE 0.0%

Realogy Holdings Corp.	1,333	10

UTILITIES 1.8%

AES Corp.	2,510	36

Alliant Energy Corp.	134	6

American Water Works Co., Inc.	98	13

Avangrid, Inc.	41	2

Avista Corp.	160	6

CMS Energy Corp.	154	9

Dominion Energy, Inc.	187	15

El Paso Electric Co.	53	4

Entergy Corp.	441	41

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Essential Utilities, Inc.	203	$9

Evergy, Inc.	122	7

Eversource Energy	180	15

Exelon Corp.	1,429	52

FirstEnergy Corp.	292	11

Hawaiian Electric Industries, Inc.	258	9

MDU Resources Group, Inc.	154	4

NextEra Energy, Inc.	264	63

NRG Energy, Inc.	90	3

Ormat Technologies, Inc.	47	3

PPL Corp.	572	15

Southern Co.	1,489	77

Vistra Energy Corp.	1,077	20

WEC Energy Group, Inc.	170	15

Xcel Energy, Inc.	283	18

		453

Total United States		23,688

Total Common Stocks (Cost $25,433)		23,920

PREFERRED STOCKS 0.0%

UNITED STATES 0.0%

INDUSTRIALS 0.0%

WESCO International, Inc.
10.625% (H15T5Y + 10.325%) due 06/22/2025 ~(b)	144	4

Total Preferred Stocks (Cost $4)		4

REAL ESTATE INVESTMENT TRUSTS 5.0%

UNITED STATES 5.0%

FINANCIALS 0.4%

AGNC Investment Corp.	675	9

Annaly Capital Management, Inc.	1,901	12

Blackstone Mortgage Trust, Inc. ‘A’	285	7

Chimera Investment Corp.	1,820	18

Invesco Mortgage Capital, Inc.	1,403	5

Ladder Capital Corp.	353	3

New Residential Investment Corp.	194	1

PennyMac Mortgage Investment Trust	722	13

Redwood Trust, Inc.	854	6

Starwood Property Trust, Inc.	822	12

Two Harbors Investment Corp.	1,843	9

		95

REAL ESTATE 4.6%

Alexandria Real Estate Equities, Inc.	252	41

American Campus Communities, Inc.	341	12

American Homes 4 Rent ‘A’	592	16

American Tower Corp.	372	96

Apartment Investment & Management Co.	245	9

Apple Hospitality REIT, Inc.	1,372	13

AvalonBay Communities, Inc.	47	7

Boston Properties, Inc.	71	6

Brandywine Realty Trust	634	7

Brixmor Property Group, Inc.	735	9

	SHARES	MARKET VALUE (000S)

Camden Property Trust	158	$14

Colony Capital, Inc.	2,268	5

Columbia Property Trust, Inc.	370	5

CoreCivic, Inc.	519	5

Corporate Office Properties Trust	276	7

Cousins Properties, Inc.	160	5

Crown Castle International Corp.	431	72

CubeSmart	276	7

CyrusOne, Inc.	216	16

Digital Realty Trust, Inc.	107	15

Diversified Healthcare Trust	807	4

Douglas Emmett, Inc.	256	8

Duke Realty Corp.	919	33

EastGroup Properties, Inc.	69	8

EPR Properties	106	4

Equinix, Inc.	80	56

Equity Commonwealth	375	12

Equity LifeStyle Properties, Inc.	303	19

Equity Residential	330	19

Essex Property Trust, Inc.	21	5

Extra Space Storage, Inc.	140	13

Federal Realty Investment Trust	103	9

First Industrial Realty Trust, Inc.	273	11

Gaming and Leisure Properties, Inc.	309	11

GEO Group, Inc.	401	5

Healthcare Realty Trust, Inc.	232	7

Healthcare Trust of America, Inc. ‘A’	578	15

Healthpeak Properties, Inc.	276	8

Highwoods Properties, Inc.	257	10

Hudson Pacific Properties, Inc.	326	8

Invitation Homes, Inc.	1,047	29

Iron Mountain, Inc.	203	5

JBG SMITH Properties	95	3

Kilroy Realty Corp.	178	10

Kimco Realty Corp.	954	12

Kite Realty Group Trust	357	4

Lamar Advertising Co. ‘A’	260	17

Lexington Realty Trust	841	9

Life Storage, Inc.	122	12

Mack-Cali Realty Corp.	387	6

Medical Properties Trust, Inc.	1,024	19

Mid-America Apartment Communities, Inc.	124	14

National Retail Properties, Inc.	123	4

Office Properties Income Trust	121	3

Omega Healthcare Investors, Inc.	312	9

Outfront Media, Inc.	883	13

Paramount Group, Inc.	755	6

Physicians Realty Trust	346	6

Piedmont Office Realty Trust, Inc. ‘A’	468	8

Prologis, Inc.	739	69

PS Business Parks, Inc.	50	7

Public Storage	151	29

Rayonier, Inc.	365	9

Realty Income Corp.	88	5

Regency Centers Corp.	289	13

Retail Properties of America, Inc. ‘A’	1,020	8

RLJ Lodging Trust	601	6

	SHARES	MARKET VALUE (000S)

Sabra Health Care REIT, Inc.	209	$3

SBA Communications Corp.	131	39

Service Properties Trust	1,027	7

Simon Property Group, Inc.	304	21

SITE Centers Corp.	975	8

SL Green Realty Corp.	61	3

Spirit Realty Capital, Inc.	241	8

STAG Industrial, Inc.	122	4

STORE Capital Corp.	275	7

Sun Communities, Inc.	179	24

Taubman Centers, Inc.	204	8

UDR, Inc.	351	13

Ventas, Inc.	222	8

VEREIT, Inc.	808	5

VICI Properties, Inc.	259	5

Vornado Realty Trust	84	3

Washington Real Estate Investment Trust	193	4

Weingarten Realty Investors	326	6

Welltower, Inc.	228	12

Weyerhaeuser Co.	434	10

WP Carey, Inc.	257	17

Xenia Hotels & Resorts, Inc.	422	4

		1,186

Total Real Estate Investment Trusts (Cost $1,435)		1,281

RIGHTS 0.0%

UNITED STATES 0.0%

COMMUNICATION SERVICES 0.0%

T-Mobile US, Inc. - Exp. 07/27/20	1	0

Total Rights (Cost $0)		0

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (f) 1.1%
		276

Total Short-Term Instruments (Cost $276)		276

Total Investments in Securities (Cost $27,148)		25,481

INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

MUTUAL FUNDS 0.2%

PIMCO Government Money Market Fund
0.180% (c)(d)(e)	39,470	39

Total Short-Term Instruments (Cost $39)		39

Total Investments in Affiliates (Cost $39)		39

Total Investments 100.0% (Cost $27,187)		$25,520

Other Assets and Liabilities, net 0.0%		5

Net Assets 100.0%		$25,525

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	51

Schedule of Investments PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security did not produce income within the last twelve months.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.
(d)

Securities with an aggregate market value of $38 were out on loan in exchange for $39 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(e)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2020	07/01/2020	$276	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024	$(281)	$276	$276

Total Repurchase Agreements						$(281)	$276	$276

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$276	$0	$0	$0	$276	$(281)	$(5)

Master Securities Lending Agreement
BPG	0	0	0	1	1	(1)	(0)
BSN	0	0	0	20	20	(21)	(1)
MSC	0	0	0	17	17	(17)	(0)

Total Borrowings and Other Financing Transactions	$276	$0	$0	$38

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$39	$0	$0	$0	$39

Total Borrowings	$39	$0	$0	$0	$39

Payable for securities on loan - cash collateral					$39

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$80	$0	$0	$80
Jersey, Channel Islands
Materials	7	0	0	7
Switzerland
Financials	59	0	0	59
United Kingdom
Consumer Staples	15	0	0	15
Financials	34	0	0	34
Industrials	37	0	0	37
United States
Communication Services	2,051	0	0	2,051
Consumer Discretionary	3,748	0	0	3,748
Consumer Staples	3,692	0	0	3,692
Energy	992	0	0	992
Financials	1,776	0	0	1,776
Health Care	3,339	0	0	3,339
Industrials	2,438	0	0	2,438
Information Technology	4,528	0	0	4,528

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Materials	$661	$0	$0	$661
Real Estate	10	0	0	10
Utilities	453	0	0	453
Preferred Stocks
United States
Industrials	4	0	0	4
Real Estate Investment Trusts
United States
Financials	95	0	0	95
Real Estate	1,186	0	0	1,186
Short-Term Instruments
Repurchase Agreements	0	276	0	276

	$25,205	$276	$0	$25,481

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	39	0	0	39

Total Investments	$25,244	$276	$0	$25,520

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	53

Schedule of Investments PIMCO RAFI ESG U.S. Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

COMMON STOCKS 98.1%

IRELAND 0.9%

INDUSTRIALS 0.2%

Trane Technologies PLC	149	$13

INFORMATION TECHNOLOGY 0.7%

Accenture PLC ‘A’	307	66

Total Ireland		79

JERSEY, CHANNEL ISLANDS 0.1%

MATERIALS 0.1%

Amcor PLC	541	5

Total Jersey, Channel Islands		5

SWITZERLAND 0.1%

FINANCIALS 0.1%

Chubb Ltd.	70	9

Total Switzerland		9

UNITED KINGDOM 1.0%

COMMUNICATION SERVICES 0.2%

Liberty Global PLC (a)	836	18

CONSUMER STAPLES 0.1%

Coca-Cola European Partners PLC	239	9

FINANCIALS 0.2%

Aon PLC	82	16

INDUSTRIALS 0.1%

IHS Markit Ltd.	64	5

Pentair PLC	88	3

		8

MATERIALS 0.4%

Linde PLC	201	43

Total United Kingdom		94

UNITED STATES 96.0%

COMMUNICATION SERVICES 7.7%

AT&T, Inc.	4,900	148

CenturyLink, Inc.	1,766	18

Comcast Corp. ‘A’	1,791	70

News Corp. ‘A’	331	4

Omnicom Group, Inc.	232	13

T-Mobile US, Inc.	1	0

Verizon Communications, Inc.	4,283	236

ViacomCBS, Inc. ‘B’	994	23

Walt Disney Co.	1,661	185

		697

CONSUMER DISCRETIONARY 11.8%

Advance Auto Parts, Inc.	40	6

Aramark	67	1

Bed Bath & Beyond, Inc. (b)	1,376	15

Best Buy Co., Inc.	475	41

BorgWarner, Inc.	131	5

	SHARES	MARKET VALUE (000S)

Carnival Corp.	1,006	$17

Darden Restaurants, Inc.	77	6

Dollar General Corp.	160	30

Dollar Tree, Inc. (a)	57	5

eBay, Inc.	798	42

Foot Locker, Inc.	248	7

Ford Motor Co.	10,901	66

Gap, Inc.	1,552	20

General Motors Co.	3,454	87

Genuine Parts Co.	26	2

Goodyear Tire & Rubber Co.	817	7

Harley-Davidson, Inc.	84	2

Hasbro, Inc.	108	8

Hilton Worldwide Holdings, Inc.	55	4

Home Depot, Inc.	541	136

Kohl’s Corp.	678	14

L Brands, Inc.	603	9

Lowe’s Cos., Inc.	655	88

Macy’s, Inc.	2,267	16

Marriott International, Inc. ‘A’	100	9

McDonald’s Corp.	503	93

Newell Brands, Inc.	578	9

NIKE, Inc. ‘B’	646	63

Nordstrom, Inc.	434	7

O’Reilly Automotive, Inc. (a)	9	4

PVH Corp.	51	2

Ralph Lauren Corp.	84	6

Ross Stores, Inc.	129	11

Royal Caribbean Cruises Ltd.	82	4

Signet Jewelers Ltd.	339	3

Starbucks Corp.	447	33

Tapestry, Inc.	287	4

Target Corp.	758	91

Tiffany & Co.	89	11

TJX Cos., Inc.	887	45

VF Corp.	280	17

Yum! Brands, Inc.	225	20

		1,066

CONSUMER STAPLES 9.5%

Archer-Daniels-Midland Co.	297	12

Brown-Forman Corp. ‘B’	105	7

Bunge Ltd.	400	16

Campbell Soup Co.	94	5

Clorox Co.	58	13

Coca-Cola Co.	2,342	104

Colgate-Palmolive Co.	573	42

Conagra Brands, Inc.	236	8

Estee Lauder Cos., Inc. ‘A’	62	12

General Mills, Inc.	274	17

Hershey Co.	67	9

Ingredion, Inc.	82	7

JM Smucker Co.	51	5

Kellogg Co.	218	14

Kimberly-Clark Corp.	210	30

Kraft Heinz Co.	464	15

Kroger Co.	1,979	67

Molson Coors Brewing Co.	81	3

Mondelez International, Inc. ‘A’	1,227	63

PepsiCo, Inc.	1,007	133

Procter & Gamble Co.	1,874	224

Sysco Corp.	205	11

Walgreens Boots Alliance, Inc.	825	35

		852

	SHARES	MARKET VALUE (000S)
FINANCIALS 21.5%

Aflac, Inc.	385	$14

Allstate Corp.	441	43

Ally Financial, Inc.	404	8

American Express Co.	635	60

American International Group, Inc.	2,759	86

Ameriprise Financial, Inc.	220	33

Bank of America Corp.	5,890	140

Bank of New York Mellon Corp.	1,361	53

Capital One Financial Corp.	802	50

Charles Schwab Corp.	86	3

CIT Group, Inc.	160	3

Citigroup, Inc.	4,807	246

Citizens Financial Group, Inc.	270	7

CME Group, Inc.	44	7

Comerica, Inc.	218	8

Fifth Third Bancorp	1,149	22

Franklin Resources, Inc.	508	11

Goldman Sachs Group, Inc.	649	128

Hartford Financial Services Group, Inc.	416	16

Huntington Bancshares, Inc.	473	4

Intercontinental Exchange, Inc.	74	7

JPMorgan Chase & Co.	3,404	320

KeyCorp.	1,031	13

Legg Mason, Inc.	99	5

Lincoln National Corp.	368	14

M&T Bank Corp.	48	5

Marsh & McLennan Cos., Inc.	203	22

MetLife, Inc.	1,097	40

Moody’s Corp.	23	6

Morgan Stanley	1,402	68

Northern Trust Corp.	149	12

PNC Financial Services Group, Inc.	571	60

Principal Financial Group, Inc.	349	14

Prudential Financial, Inc.	780	47

Regions Financial Corp.	1,089	12

S&P Global, Inc.	72	24

Synchrony Financial	697	15

Travelers Cos., Inc.	368	42

U.S. Bancorp	926	34

Unum Group	335	6

Voya Financial, Inc.	305	14

Wells Fargo & Co.	8,091	207

		1,929

HEALTH CARE 16.8%

Abbott Laboratories	355	32

AbbVie, Inc.	1,182	116

Agilent Technologies, Inc.	146	13

Amgen, Inc.	517	122

Anthem, Inc.	239	63

Baxter International, Inc.	150	13

Biogen, Inc. (a)	103	27

Boston Scientific Corp. (a)	121	4

Bristol-Myers Squibb Co.	979	58

Cardinal Health, Inc.	571	30

Cigna Corp.	108	20

CVS Health Corp.	1,441	94

Danaher Corp.	168	30

DaVita, Inc. (a)	118	9

Dentsply Sirona, Inc.	66	3

Gilead Sciences, Inc.	888	68

HCA Healthcare, Inc.	78	8

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2020

	SHARES	MARKET VALUE (000S)

Humana, Inc.	49	$19

Johnson & Johnson	2,075	292

Laboratory Corp. of America Holdings (a)	22	4

McKesson Corp.	354	54

Merck & Co., Inc.	2,257	174

Mylan NV (a)	1,096	18

Pfizer, Inc.	6,594	216

Quest Diagnostics, Inc.	22	2

Regeneron Pharmaceuticals, Inc. (a)	7	4

Thermo Fisher Scientific, Inc.	39	14

Zoetis, Inc.	28	4

		1,511

INDUSTRIALS 6.0%

3M Co.	687	107

Alaska Air Group, Inc.	146	5

American Airlines Group, Inc.	780	10

Caterpillar, Inc.	274	35

CH Robinson Worldwide, Inc.	54	4

Cummins, Inc.	82	14

Delta Air Lines, Inc.	146	4

Dover Corp.	21	2

Eaton Corp. PLC	267	23

Emerson Electric Co.	635	39

Fastenal Co.	214	9

FedEx Corp.	325	46

Illinois Tool Works, Inc.	220	39

Ingersoll Rand, Inc. (a)	130	4

JetBlue Airways Corp. (a)	281	3

Johnson Controls International PLC	1,055	36

ManpowerGroup, Inc.	161	11

Neilsen Holdings PLC	829	12

Owens Corning	92	5

Republic Services, Inc.	103	8

Rockwell Automation, Inc.	74	16

Southwest Airlines Co.	103	4

Stanley Black & Decker, Inc.	46	6

United Airlines Holdings, Inc. (a)	102	4

United Parcel Service, Inc. ‘B’	377	42

United Rentals, Inc. (a)	34	5

Waste Connections, Inc.	31	3

Waste Management, Inc.	272	29

WW Grainger, Inc.	46	15

		540

INFORMATION TECHNOLOGY 18.0%

Adobe, Inc. (a)	31	13

Alliance Data Systems Corp.	64	3

Amdocs Ltd.	56	3

	SHARES	MARKET VALUE (000S)

Analog Devices, Inc.	55	$7

Applied Materials, Inc.	193	12

Arrow Electronics, Inc. (a)	42	3

Automatic Data Processing, Inc.	150	22

Avnet, Inc.	400	11

Cisco Systems, Inc.	4,844	226

Citrix Systems, Inc.	54	8

Cognizant Technology Solutions Corp. ‘A’	480	27

Corning, Inc.	1,207	31

Electronic Arts, Inc. (a)	71	9

Flex Ltd. (a)	870	9

HP, Inc.	1,943	34

Intel Corp.	4,661	279

International Business Machines Corp.	904	109

Intuit, Inc.	37	11

Juniper Networks, Inc.	606	14

Lam Research Corp.	64	21

Mastercard, Inc. ‘A’	31	9

Maxim Integrated Products, Inc.	134	8

Micron Technology, Inc. (a)	164	8

Microsoft Corp.	1,118	228

Motorola Solutions, Inc.	55	8

NetApp, Inc.	248	11

NortonLifeLock, Inc.	603	12

NVIDIA Corp.	71	27

Oracle Corp.	2,325	128

QUALCOMM, Inc.	1,093	100

salesforce.com, Inc. (a)	26	5

Seagate Technology PLC	332	16

Texas Instruments, Inc.	658	84

Visa, Inc. ‘A’	461	89

Western Digital Corp.	377	17

Western Union Co.	399	9

Xerox Holdings Corp.	352	5

		1,616

MATERIALS 3.2%

Air Products & Chemicals, Inc.	112	27

Ball Corp.	71	5

Celanese Corp.	121	10

CF Industries Holdings, Inc.	253	7

DuPont de Nemours, Inc.	674	36

Eastman Chemical Co.	165	12

Ecolab, Inc.	111	22

Freeport-McMoRan, Inc.	1,584	18

International Paper Co.	792	28

LyondellBasell Industries NV ‘A’	657	43

Mosaic Co.	610	8

Newmont Corp.	421	26

	SHARES	MARKET VALUE (000S)

Nucor Corp.	107	$4

PPG Industries, Inc.	139	15

Sealed Air Corp.	90	3

Sherwin-Williams Co.	12	7

United States Steel Corp.	209	2

Vulcan Materials Co.	26	3

WestRock Co.	326	9

		285

REAL ESTATE 0.1%

CBRE Group, Inc. ‘A’ (a)	155	7

Jones Lang LaSalle, Inc.	28	3

		10

UTILITIES 1.4%

American Water Works Co., Inc.	95	12

Consolidated Edison, Inc.	388	28

Edison International	352	19

Eversource Energy	125	10

Exelon Corp.	1,556	57

		126

Total United States		8,632

Total Common Stocks (Cost $10,509)		8,819

REAL ESTATE INVESTMENT TRUSTS 0.9%

UNITED STATES 0.9%

REAL ESTATE 0.9%

Equinix, Inc.	7	5

Equity Residential	103	6

Healthpeak Properties, Inc.	242	7

Host Hotels & Resorts, Inc.	987	11

Iron Mountain, Inc.	142	4

Park Hotels & Resorts, Inc.	245	2

Prologis, Inc.	118	11

Ventas, Inc.	229	8

Welltower, Inc.	222	11

Weyerhaeuser Co.	745	17

		82

Total Real Estate Investment Trusts (Cost $102)		82

Total Investments in Securities (Cost $10,611)		8,901

Total Investments 99.0% (Cost $10,611)		$8,901

Other Assets and Liabilities, net 1.0%		87

Net Assets 100.0%		$8,988

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)

Securities with an aggregate market value of $8 were out on loan in exchange for $8 of cash collateral as of June 30, 2020. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2020	55

Schedule of Investments PIMCO RAFI ESG U.S. Exchange-Traded Fund (Cont.)

June 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$0	$8	$8	$(8)	$(0)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$8

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$8	$0	$0	$0	$8

Total Borrowings	$8	$0	$0	$0	$8

Payable for securities on loan - cash collateral					$8

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
Investments in Securities, at Value
Common Stocks
Ireland
Industrials	$13	$0	$0	$13
Information Technology	66	0	0	66
Jersey, Channel Islands
Materials	5	0	0	5
Switzerland
Financials	9	0	0	9
United Kingdom
Communication Services	18	0	0	18
Consumer Staples	9	0	0	9
Financials	16	0	0	16
Industrials	8	0	0	8
Materials	43	0	0	43

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2020
United States
Communication Services	$697	$0	$0	$697
Consumer Discretionary	1,066	0	0	1,066
Consumer Staples	852	0	0	852
Financials	1,929	0	0	1,929
Health Care	1,511	0	0	1,511
Industrials	540	0	0	540
Information Technology	1,616	0	0	1,616
Materials	285	0	0	285
Real Estate	10	0	0	10
Utilities	126	0	0	126
Real Estate Investment Trusts
United States
Real Estate	82	0	0	82

Total Investments	$8,901	$0	$0	$8,901

There were no significant transfers into or out of Level 3 during the period ended June 30, 2020.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2020

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	JUNE 30, 2020	57

Notes to Financial Statements (Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is

58	PIMCO EQUITY SERIES

June 30, 2020

calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair

ANNUAL REPORT	JUNE 30, 2020	59

Notes to Financial Statements (Cont.)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained

60	PIMCO EQUITY SERIES

June 30, 2020

from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

ANNUAL REPORT	JUNE 30, 2020	61

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2020 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3,911	$67,646	$(65,519)	$0	$0	$6,038	$87	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	29	560	(589)	0	0	0	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	210	3,015	(3,186)	0	0	39	3	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of

62	PIMCO EQUITY SERIES

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investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of

Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may

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Notes to Financial Statements (Cont.)

lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

New Fund	—	—	—	X

Small Fund	—	X	—	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Responsible Investing	—	—	—	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors or may rely on inaccurate data inputs, and may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage,

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Notes to Financial Statements (Cont.)

magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the beliefs or values of any particular investor.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures,

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errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between

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Notes to Financial Statements (Cont.)

futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2020, each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has
determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expenses; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

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In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2020, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$74	$28	$34	$136

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	118	2	3	123

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	113	6	7	126

PIMCO RAFI ESG U.S. Exchange-Traded Fund	0	0	78	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$446,662	$311,043

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	13,059	14,355

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	34,788	34,391

PIMCO RAFI ESG U.S. Exchange-Traded Fund	0	0	4,512	1,509

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

ANNUAL REPORT	JUNE 30, 2020	69

Notes to Financial Statements (Cont.)

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2020, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$106,916	$35,940

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	14,813	28,614

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	55,996	116,907

PIMCO RAFI ESG U.S. ETF	25,148	11,731

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

70	PIMCO EQUITY SERIES

June 30, 2020

As of June 30, 2020, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$3,171	$0	$(30,809)	$0	$(97,025)	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	101	0	(1,591)	0	(6,310)	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	95	0	(1,675)	0	(12,504)	0	0

PIMCO RAFI ESG U.S. ETF	65	0	(1,726)	0	(405)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on Passive Foreign Investment Companies (PFICs), Real Estate Investment Trusts (REITs), and Convertible Preferred Securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2019 through June 30, 2020 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2019 through June 30, 2020 and Ordinary losses realized during the period January 1, 2020 through June 30, 2020, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$57,600	$39,425

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	3,529	2,781

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	9,257	3,247

PIMCO RAFI ESG U.S. ETF	405	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$647,705	$54,116	$(84,922)	$(30,806)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	25,564	1,753	(3,349)	(1,596)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	27,196	1,276	(2,952)	(1,676)

PIMCO RAFI ESG U.S. ETF	10,627	161	(1,886)	(1,725)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, convertible preferred securities, unrealized gain or loss on Passive Foreign Investment Companies (PFICs), and Real Estate Investment Trusts (REITs)

ANNUAL REPORT	JUNE 30, 2020	71

Notes to Financial Statements (Cont.)

June 30, 2020

For the fiscal years ended June 30, 2020 and June 30, 2019, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2020			June 30, 2019

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$13,291	$0	$0	$11,116	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,302	0	0	882	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	2,511	0	0	1,561	0	0

PIMCO RAFI ESG U.S. ETF	138	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

72	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF (four of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020 (or for PIMCO RAFI ESG U.S. ETF, for the period December 18, 2019 (inception date) through June 30, 2020), the statements of changes in net assets for each of the two years in the period ended June 30, 2020 (or for PIMCO RAFI ESG U.S. ETF, for the period December 18, 2019 (inception date) through June 30, 2020), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended (or for PIMCO RAFI ESG U.S. ETF, for the period December 18, 2019 (inception date) through June 30, 2020), the changes in each of their net assets for each of the two years in the period ended June 30, 2020 (or for PIMCO RAFI ESG U.S. ETF, for the period December 18, 2019 (inception date) through June 30, 2020), and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2020

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2020	73

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co. LLC.

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

H15T5Y	5 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:

ADR	American Depositary Receipt	NVDR	Non-Voting Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

AID	Agency International Development	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

GDR	Global Depositary Receipt

74	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2020 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2020 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2020:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2020 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)	Foreign Source Income	Foreign Taxes Pass Through

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0%	82.46%	$0	$0	$18,746,106	$2,449,173

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%	72.52%	0	0	1,064,234	92,743

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	84.00%	86.06%	0	0	0	0

PIMCO RAFI ESG U.S. ETF	0%	0%	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

ANNUAL REPORT	JUNE 30, 2020	75

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	146	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Brent R. Harris (1959) Trustee	03/2010 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. Formerly, member of Executive Committee, PIMCO.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	146	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	146	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

76	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brent R. Harris (1959) Senior Vice President	03/2010 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of U.S. Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President and Head of Americas Investment & Client Operations, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bradley A. Todd (1960) Treasurer	06/2019 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Consultant, EY.

Bijal Y. Parikh (1978) Deputy Treasurer	01/2020 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	JUNE 30, 2020	77

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

H. Jessica Zhang (1973)** Assistant Treasurer	01/2020 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2020.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

78	PIMCO EQUITY SERIES

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2020	79

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Operations, Compliance, Funds Business Group, Account Management and Portfolio Management.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 11-12, 2020, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through November 30, 2019. The Report noted that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month reporting period ended June 30, 2020.

80	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3004AR_063020

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2020	$ 680,748
	June 30, 2019	$ 658,743
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2020	$ —
	June 30, 2019	$ —
(c)	Fiscal Year Ended	Tax Fees
	June 30, 2020	$ 81,275
	June 30, 2019	$ 16,550
(d)	Fiscal Year Ended	All Other Fees(2)
	June 30, 2020	$ —
	June 30, 2019	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

___________

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2020	June 30, 2019
PIMCO Equity Series Trust	$81,275	$16,550
Pacific Investment Management Company LLC (“PIMCO”)	18,842,940	12,402,651

Totals	$18,924,215	$12,419,201

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	August 26, 2020

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	August 26, 2020